UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
(Rule
14a-101)
INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
(Amendment No. ____)

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Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material under §240.14a-12
Shift4 Payments, Inc.
(Name of Registrant as Specified in its Charter)
(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)
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☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

Shift4 Payments, Inc.

NOTICE & PROXY STATEMENT

Annual Meeting of Stockholders

June 12, 2026

12:00 p.m. (Eastern Time)

3501 CORPORATE PARKWAY

CENTER VALLEY, PENNSYLVANIA 18034

April 30, 2026

To Our Stockholders:

You are cordially invited to attend the 2026 Annual Meeting of Stockholders (the “Annual Meeting”) of Shift4 Payments, Inc. at 12:00 p.m. Eastern Time, on Friday, June 12, 2026. The Annual Meeting will be a completely virtual meeting, which will be conducted via live webcast.

The Notice of Meeting and Proxy Statement on the following pages describe the matters to be presented at the Annual Meeting. Please see the section titled “Who can attend the Annual Meeting?” on page 4 of the proxy statement for more information about how to attend the Annual Meeting online.

Whether or not you attend the Annual Meeting online, it is important that your shares be represented and voted at the Annual Meeting. Therefore, I urge you to promptly vote and submit your proxy by phone, via the Internet, or, if you received paper copies of these materials, by signing, dating and returning the enclosed proxy card in the enclosed envelope, which requires no postage if mailed in the United States. If you have received our Notice of Internet Availability of Proxy Materials, then instructions regarding how you can vote are contained in that notice. If you have received a printed proxy card, then instructions regarding how you can vote are contained on the proxy card. If you decide to attend the Annual Meeting, you will be able to vote online, even if you have previously voted or submitted your proxy.

Thank you for your support.

Sincerely,

Taylor Lauber

Chief Executive Officer and Chairman of the Board of Directors

SHIFT4 PAYMENTS, INC.

3501 Corporate Parkway

Center Valley, Pennsylvania 18034

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD FRIDAY, JUNE 12, 2026

The 2026 Annual Meeting of Stockholders (the “Annual Meeting”) of Shift4 Payments, Inc., a Delaware corporation (the “Company”), will be held at 12:00 p.m. Eastern Time on Friday, June 12, 2026. The Annual Meeting will be a completely virtual meeting, which will be conducted via live webcast. You will be able to attend the Annual Meeting online and submit your questions during the Annual Meeting by visiting www.virtualshareholdermeeting.com/FOUR2026 and entering your 16-digit control number included in your Notice of Internet Availability of Proxy Materials, on your proxy card or on the instructions that accompanied your proxy materials. The Annual Meeting will be held for the following purposes:

•

To elect Sam Bakhshandehpour, Jonathan Halkyard, and Nancy Disman as Class III Directors to serve until the 2029 Annual Meeting of Stockholders, and until their respective successors shall have been duly elected and qualified;

•	To ratify the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2026;

•	To approve, on an advisory (non-binding) basis, the compensation of our named executive officers;

•

To approve the Company’s Second Amended and Restated Certificate of Incorporation, (i) eliminating the authorization of and references to the Company’s Class B common stock, par value of $0.0001 per share (the “Class B common stock”) and the Company’s Class C common stock, par value of $0.0001 per share (the “Class C common stock”) and make related technical, non-substantive and conforming changes (the “Simplification Amendment”) and (ii) to provide for exculpation of officers from breaches of fiduciary duty to the extent permitted by the General Corporation Law of the State of Delaware (the “DGCL”) (the “Officer Exculpation Amendment” and together with the Simplification Amendment, the “Charter Amendment”);

•	To approve the Company’s 2026 Employee Stock Purchase Plan; and

•	To transact such other business as may properly come before the Annual Meeting or any continuation, postponement or adjournment of the Annual Meeting.

Holders of record of our common stock as of the close of business on April 13, 2026 are entitled to notice of and to vote at the Annual Meeting or any continuation, postponement or adjournment of the Annual Meeting. A complete list of such stockholders will be open to the examination of any stockholder for a period of ten days prior to the Annual Meeting for a purpose germane to the Annual Meeting by sending an email to Jordan Frankel, Chief Legal Officer, at annualmeeting@shift4.com, stating the purpose of the request and providing proof of ownership of Company stock. The list of these stockholders will also be available during the Annual Meeting after entering the 16-digit control number included on your Notice of Internet Availability of Proxy Materials, on your proxy card or on the instructions that accompanied your proxy materials. The Annual Meeting may be continued or adjourned from time to time without notice other than by announcement at the Annual Meeting.

It is important that your shares be represented regardless of the number of shares you may hold. Whether or not you plan to attend the Annual Meeting online, we urge you to vote your shares via the toll-free telephone number or over the Internet, as described in the enclosed materials. If you received a copy of the proxy card by mail, you may sign, date and mail the proxy card in the enclosed return envelope. Promptly voting your shares will ensure the presence of a quorum at the Annual Meeting and will save us the expense of further solicitation. Submitting your proxy now will not prevent you from voting your shares at the Annual Meeting if you desire to do so, as your proxy is revocable at your option.

By Order of the Board of Directors

Jordan Frankel

Chief Legal Officer

Center Valley, Pennsylvania

April 30, 2026

CERTAIN DEFINITIONS

In connection with the closing of our initial public offering of Class A common stock on June 4, 2020 (the “IPO”), we effected certain organizational transactions which we refer to as the “2020 Transactions.” Additionally, on February 7, 2026, we effected certain transactions to simplify the Company’s organizational and capital structure which we refer to as the “Simplification Transactions”, as further described below. As used in this proxy statement, unless otherwise indicated, references to:

•

“we,” “us,” “our,” the “Company,” “Shift4” and similar references refer to Shift4 Payments, Inc., and, unless otherwise stated, all of its subsidiaries, including Shift4 Payments, LLC and, unless otherwise stated, all of its subsidiaries.

•

“Continuing Equity Owners” refers collectively to, prior to the Simplification Transactions, Rook, Searchlight and certain affiliates of Searchlight, and following the Simplification Transactions, Searchlight and certain affiliates of Searchlight, who may redeem at each of their options, in whole or in part from time to time, their LLC Interests for, at our election, cash or newly-issued shares of Shift4 Payments, Inc.’s Class A common stock.

•	“LLC Interests” refers to the common units of Shift4 Payments, LLC.

•	“Founder” refers to Jared Isaacman, our Founder and the sole stockholder of Rook (as defined below).

•	“Rook” refers to Rook Holdings Inc., a Delaware corporation wholly owned by our Founder and for which our Founder is the sole stockholder.

•	“Searchlight” refers to Searchlight Capital Partners, L.P., a Delaware limited partnership, and certain of its affiliated funds.

•	“Shift4 Payments LLC Agreement” refers to Shift4 Payments, LLC’s amended and restated limited liability company agreement.

•

“Simplification Transactions” refers to certain organizational transactions that we effected in connection with the Up-C Collapse and conversion of our Founder’s and Rook’s shares of Class B and Class C common stock to Class A common stock in February 2026, and the assignment of the right to payments and waiver of Rook’s rights under the Tax Receivable Agreement, dated June 4, 2020, among Shift4 Payments, LLC, Rook and Searchlight, to the Company (the “TRA”).

•

“Up-C Collapse” refers to certain transactions to simplify the Company’s organizational and capital structure, including, among other things, collapsing the Company’s “Up-C” structure via a taxable exchange, and the assignment of the right to payments and waiver of Rook’s rights under the TRA.

SHIFT4 PAYMENTS, INC.

3501 Corporate Parkway

Center Valley, Pennsylvania

PROXY STATEMENT

This proxy statement is furnished in connection with the solicitation by the Board of Directors of Shift4 Payments, Inc. of proxies to be voted at our 2026 Annual Meeting of Stockholders to be held on Friday, June 12, 2026 (the “Annual Meeting”), at 12:00 p.m. Eastern Time and at any continuation, postponement or adjournment of the Annual Meeting. The Annual Meeting will be a completely virtual meeting, which will be conducted via live webcast. You will be able to attend the Annual Meeting online and submit your questions during the Annual Meeting by visiting www.virtualshareholdermeeting.com/FOUR2026 and entering your 16-digit control number included in your Notice of Internet Availability of Proxy Materials, on your proxy card or on the instructions that accompanied your proxy materials.

Holders of record of shares of our Class A common stock, $0.0001 par value per share (the “Class A common stock”), as of the close of business on April 13, 2026 (the “Record Date”), will be entitled to notice of and to vote at the Annual Meeting and any continuation, postponement or adjournment of the Annual Meeting on all matters presented at the Annual Meeting. As of the Record Date, there were 79,328,897 shares of Class A common stock outstanding and entitled to vote at the Annual Meeting. Each share of common stock is entitled to one vote per share on any matter presented to stockholders at the Annual Meeting. There are no outstanding shares of Class B common stock, par value of $0.0001 per share (the “Class B common stock”) or Class C common stock, par value of $0.0001 per share (the “Class C common stock”) as of the Record Date.

This proxy statement and the Company’s Annual Report on Form 10-K for the year ended December 31, 2025 (the “2025 Form 10-K”) will be released on or about April 30, 2026 to our stockholders on the Record Date.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS

FOR THE STOCKHOLDER MEETING TO BE HELD ON FRIDAY, JUNE 12, 2026

This Proxy Statement and our 2025 Form 10-K are available at www.proxyvote.com

Proposals

At the Annual Meeting, our stockholders will be asked:

•

To elect Sam Bakhshandehpour, Jonathan Halkyard, and Nancy Disman as Class III Directors to serve until the 2029 annual meeting of stockholders, and until their respective successors shall have been duly elected and qualified;

•	To ratify the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2026;

•	To approve, on an advisory (non-binding) basis, the compensation of our named executive officers;

•

To approve the Company’s Second Amended and Restated Certificate of Incorporation, (i) eliminating the authorization of and references to Class B and Class C common stock and make related technical, non-substantive and conforming changes (the “Simplification Amendment”) and (ii) to provide for exculpation of officers from breaches of fiduciary duty to the extent permitted by the General Corporation Law of the State of Delaware (the “DGCL”) (the “Officer Exculpation Amendment” and together with the Simplification Amendment, the “Charter Amendment”);

•	To approve the Company’s 2026 Employee Stock Purchase Plan; and

•	To transact such other business as may properly come before the Annual Meeting or any continuation, postponement or adjournment of the Annual Meeting.

We know of no other business that will be presented at the Annual Meeting. If any other matter properly comes before the stockholders for a vote at the Annual Meeting, however, the proxy holders named on the Company’s proxy card will vote your shares in accordance with their best judgment.

Recommendations of the Board

The Company’s Board of Directors (the “Board”) recommends that you vote your shares as indicated below. If you return a properly completed proxy card, or vote your shares by telephone or Internet, your shares of common stock will be voted on your behalf as you direct. If not otherwise specified, the shares of common stock represented by the proxies will be voted, and the Board recommends that you vote:

•	FOR the election of each of Sam Bakhshandehpour, Jonathan Halkyard, and Nancy Disman as Class III Directors;

•	FOR the ratification of the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2026;

•	FOR the approval, on an advisory (non-binding) basis, of the compensation of our named executive officers;

•	FOR the Charter Amendment; and

•	FOR the Company’s 2026 Employee Stock Purchase Plan.

If any other matter properly comes before the stockholders for a vote at the Annual Meeting, the proxy holders named on the Company’s proxy card will vote your shares in accordance with their best judgment.

Information About This Proxy Statement

Why you received this proxy statement. You are viewing or have received these proxy materials because Shift4’s Board is soliciting your proxy to vote your shares at the Annual Meeting. This proxy statement includes information that we are required to provide to you under the rules of the Securities and Exchange Commission (“SEC”) and that is designed to assist you in voting your shares.

Notice of Internet Availability of Proxy Materials. As permitted by SEC rules, Shift4 is making this proxy statement and its 2025 Form 10-K available to its stockholders electronically via the Internet. On or about April 30, 2026, we mailed or intend to mail to our stockholders a Notice of Internet Availability of Proxy Materials (the “Internet Notice”) containing instructions on how to access this proxy statement and our 2025 Form 10-K and vote online. If you received an Internet Notice by mail, you will not receive a printed copy of the proxy materials in the mail unless you specifically request them. Instead, the Internet Notice instructs you on how to access and review all of the important information contained in the proxy statement and 2025 Form 10-K. The Internet Notice also instructs you on how you may submit your proxy over the Internet. If you received an Internet Notice by mail and would like to receive a printed copy of our proxy materials, you should follow the instructions for requesting such materials contained on the Internet Notice.

Printed Copies of Our Proxy Materials. If you received printed copies of our proxy materials, then instructions regarding how you can vote are contained on the proxy card included in the materials.

Householding. The SEC’s rules permit us and intermediaries (e.g., brokers, banks and other agents) to deliver a single set of proxy materials to one address shared by two or more of our stockholders. This delivery method is referred to as “householding” and can result in significant cost savings. To take advantage of this opportunity, we and a number of intermediaries with account holders who are our stockholders have delivered only one set of proxy materials to multiple stockholders who share an address, unless we received contrary instructions from the impacted stockholders prior to the mailing date. A proxy card or voting instruction form will be delivered for each of the stockholders sharing an address. We agree to deliver promptly, upon written or oral request, a separate copy of the proxy materials, as requested, to any stockholder at the shared address to which a single copy of those documents was delivered. If you prefer to receive separate copies of the proxy materials, contact Broadridge Financial Solutions, Inc. at 1-866-540-7095 or in writing at Broadridge Financial Solutions, Inc., Householding Department, 51 Mercedes Way, Edgewood, New York 11717.

If you are currently a stockholder sharing an address with another stockholder and wish to receive only one copy of future proxy materials for your household, please contact Broadridge at the above phone number or address.

QUESTIONS AND ANSWERS ABOUT THE 2026 ANNUAL MEETING OF STOCKHOLDERS

Who is entitled to vote at the Annual Meeting?

The Record Date for the Annual Meeting is April 13, 2026. You are entitled to vote at the Annual Meeting only if you were a stockholder of record at the close of business on that date, or if you hold a valid proxy for the Annual Meeting. Each outstanding share of our Class A common stock is entitled to one vote per share for all matters before the Annual Meeting. At the close of business on the Record Date, there were 79,328,897 shares of our Class A common stock outstanding and entitled to vote at the Annual Meeting. There were no shares of Class B or Class C common stock outstanding as of the Record Date. Holders of our Series A Mandatory Convertible Preferred Stock are not entitled to vote at the Annual Meeting.

What is the difference between being a “record holder” and holding shares in “street name”?

A record holder holds shares in his or her name. Shares held in “street name” means shares that are held in the name of a bank, broker, or other agent on a person’s behalf.

Am I entitled to vote if my shares are held in “street name”?

Yes. If your shares are held by a bank, broker, or other agent, you are considered the “beneficial owner” of those shares held in “street name.” If your shares are held in street name, these proxy materials are being provided to you by your bank, broker, or other agent, along with a voting instruction card if you received printed copies of our proxy materials. As the beneficial owner, you have the right to direct your bank, broker, or other agent how to vote your shares, and the bank, broker, or other agent is required to vote your shares in accordance with your instructions. If your shares are held in “street name” and you would like to vote your shares online during the Annual Meeting, you should contact your bank or broker to obtain your 16-digit control number or otherwise vote through the bank or broker.

How many shares must be present to hold the Annual Meeting?

A quorum must be present at the Annual Meeting for any business to be conducted. The presence at the Annual Meeting online or by proxy, of the holders of a majority in voting power of the Class A common stock issued and outstanding and entitled to vote on the Record Date will constitute a quorum. There are no shares of Class B common stock and Class C common stock outstanding.

Who can attend the Annual Meeting?

Shift4 has decided to hold the Annual Meeting entirely online this year. You may attend and participate in the Annual Meeting by visiting the following website: www.virtualshareholdermeeting.com/FOUR2026. To attend and participate in the Annual Meeting, you will need the 16-digit control number included in your Internet Notice, on your proxy card, or on the instructions that accompanied your proxy materials. If your shares are held in “street name,” you should contact your bank or broker to obtain your 16-digit control number or otherwise vote through the bank or broker. If you lose your 16-digit control number, you may join the Annual Meeting as a “Guest” but you will not be able to vote, ask questions, or access the list of stockholders as of the Record Date. The Annual Meeting webcast will begin promptly at 12:00 p.m. Eastern Time. We encourage you to access the Annual Meeting prior to the start time. Online check-in will begin at 11:45 a.m., Eastern Time, and you should allow ample time for the check-in procedures.

What if a quorum is not present at the Annual Meeting?

If a quorum is not present at the scheduled time of the Annual Meeting, the Chairperson of the Annual Meeting is authorized by our Amended and Restated Bylaws to adjourn the Annual Meeting, without the vote of stockholders.

What does it mean if I receive more than one Internet Notice or more than one set of proxy materials?

It means that your shares are held in more than one account at the transfer agent and/or with banks or brokers. Please vote all of your shares. To ensure that all of your shares are voted, for each Internet Notice or set of proxy materials, please submit your proxy by phone, via the Internet, or, if you received printed copies of the proxy materials, by signing, dating and returning the enclosed proxy card in the enclosed envelope.

How do I vote?

Stockholders of Record.

If you are a stockholder of record, you may vote:

•	by Internet before the Annual Meeting—You can vote over the Internet at www.proxyvote.com by following the instructions on the Internet Notice or proxy card;

•	by Telephone before the Annual Meeting—You can vote by telephone by calling 1-800-690-6903 and following the instructions on the proxy card;

•	by Mail before the Annual Meeting—You can vote by mail by signing, dating and mailing the proxy card, which you may have received by mail; or

•

by Internet during the Annual Meeting—If you attend the Annual Meeting online, you will need the 16-digit control number included in your Internet Notice, on your proxy card, or on the instructions that accompanied your proxy materials to vote electronically during the Annual Meeting.

Internet and telephone voting facilities for stockholders of record will be available 24 hours a day and will close at 11:59 p.m., Eastern Time, on June 11, 2026. To participate in the Annual Meeting, including to vote via the Internet during the Annual Meeting, you will need the 16-digit control number included on your Internet Notice, on your proxy card, or on the instructions that accompanied your proxy materials.

Whether or not you expect to attend the Annual Meeting online, we urge you to vote your shares as promptly as possible to ensure your representation and the presence of a quorum at the Annual Meeting. If you submit your proxy, you may still decide to attend the Annual Meeting and vote your shares electronically.

Beneficial Owners of Shares Held in “Street Name.” If your shares are held in “street name” through a bank, broker, or other agent, you will receive instructions on how to vote from the bank, broker, or other agent. You must follow their instructions in order for your shares to be voted. Internet and telephone voting also may be offered to stockholders owning shares through certain banks, brokers, or other agents. If your shares are not registered in your own name (i.e., you are not a stockholder of record) and you would like to vote your shares online at the Annual Meeting, you should contact your bank, broker, or other agent to obtain your 16-digit control number or otherwise vote through the bank, broker, or other agent. If you lose your 16-digit control number, you may join the Annual Meeting as a “Guest” but you will not be able to vote, ask questions, or access the list of stockholders as of the Record Date. You will need to obtain your own Internet access if you choose to attend the Annual Meeting and/or vote over the Internet.

Can I change my vote after I submit my proxy?

Yes.

If you are a registered stockholder or a stockholder of record, you may revoke your proxy and change your vote:

•	before the Annual Meeting, by submitting a duly executed proxy bearing a later date;

•	before the Annual Meeting, by granting a subsequent proxy through the Internet at www.proxyvote.com or telephone by calling 1-800-690-6903;

•

before the Annual Meeting, by giving timely written notice of revocation to the Secretary of Shift4, either by writing to our offices at 3501 Corporate Parkway, Center Valley, Pennsylvania 18034 or writing to annualmeeting@shift4.com; or

•	during the Annual Meeting, by voting by Internet.

In order to revoke your proxy, you must do so using one of the methods listed above. Your most recent proxy card or Internet or telephone proxy is the one that is counted. Your attendance at the Annual Meeting by itself will not revoke your proxy.

If you are a beneficial holder of shares or if your shares are held in street name, you may change or revoke your voting instructions by following the specific directions provided to you by your bank, broker or other agent, or you may vote online at the Annual Meeting using your 16-digit control number or otherwise voting through your bank, broker or other agent.

Who will count the votes?

A representative of Broadridge Financial Solutions, Inc., our inspector of election, will tabulate and certify the votes.

What if I do not specify how my shares are to be voted?

If you submit a proxy but do not indicate any voting instructions, the persons named as proxies on the Company’s proxy card will vote in accordance with the recommendations of the Board. The Board’s recommendations are indicated on page 2 of this proxy statement, as well as with the description of each proposal in this proxy statement.

Will any other business be conducted at the Annual Meeting?

We know of no other business that will be presented at the Annual Meeting. If any other matter properly comes before the stockholders for a vote at the Annual Meeting, however, the proxy holders named on the Company’s proxy card will vote your shares in accordance with their best judgment.

Why hold a virtual meeting?

We believe that hosting a virtual meeting this year is in the best interest of the Company and its stockholders. A virtual meeting enables increased stockholder attendance and participation because stockholders can participate from any location around the world. A virtual meeting can also provide cost savings for our stockholders and us and is also environmentally friendly and sustainable over the long term. You will be able to attend the Annual Meeting online and submit your questions by visiting www.virtualshareholdermeeting.com/FOUR2026. You also will be able to vote your shares electronically at the Annual Meeting by following the instructions above.

What if during the check-in time or during the Annual Meeting I have technical difficulties or trouble accessing the virtual meeting website?

We will have technicians ready to assist you with any technical difficulties you may have accessing the Annual Meeting website. If you encounter any difficulties checking in to or during the Annual Meeting, please call the technical support number that will be posted on the Annual Meeting platform login page.

Will there be a question and answer session during the Annual Meeting?

As part of the Annual Meeting, we will hold a Q&A session, during which we intend to answer appropriate questions submitted by stockholders during the Annual Meeting that are pertinent to the Company and the Annual Meeting matters. The Company will endeavor to answer as many questions submitted online during the

Annual Meeting by stockholders as time permits. Only stockholders that have accessed the Annual Meeting as a stockholder (rather than a “Guest”) by following the procedures outlined above in “Who can attend the Annual Meeting?” will be permitted to submit questions during the Annual Meeting. Each stockholder is limited to no more than two questions. Questions should be succinct and only cover a single topic. We will not address questions that are, among other things:

•	irrelevant to the business of the Company or to the business of the Annual Meeting;

•	related to material nonpublic information of the Company, including the status or results of our business since our last Quarterly Report on Form 10-Q;

•	related to any pending, threatened or ongoing litigation;

•	related to personal grievances;

•	derogatory references to individuals or that are otherwise in bad taste;

•	substantially repetitious of questions already made by another stockholder;

•	in excess of the two question limit;

•	in furtherance of the stockholder’s personal or business interests; or

•	out of order or not otherwise suitable for the conduct of the Annual Meeting as determined by the Chairperson or Secretary in their reasonable judgment.

Additional information regarding the Q&A session will be available in the “Rules of Conduct” available on the Annual Meeting webpage for stockholders that have accessed the Annual Meeting as a stockholder (rather than a “Guest”) by following the procedures outlined above in “Who can attend the Annual Meeting?”.

How many votes are required for the approval of the proposals to be voted upon and how will abstentions and broker non-votes be treated?

Proposal	Votes Required	Effect of Votes Withheld / Abstentions and Broker Non-Votes
Proposal 1: Election of Directors	The plurality of the votes cast. This means that the three nominees receiving the highest number of affirmative “FOR” votes will be elected as Class III Directors.	Votes withheld and broker non-votes will have no effect.

Proposal 2: Ratification of Appointment of Independent Registered Public Accounting Firm	The affirmative vote of the holders of a majority of the votes cast.	Abstentions will have no effect. We do not expect any broker non-votes on this proposal.

Proposal 3: Approval, on an Advisory (Non-Binding) Basis, the Compensation of Our Named Executive Officers	The affirmative vote of the holders of a majority of the votes cast.	Abstentions and broker non-votes will have no effect.

Proposal	Votes Required	Effect of Votes Withheld / Abstentions and Broker Non-Votes

Proposal 4: Approval of the Company’s Second Amended and Restated Certificate of Incorporation, (i) eliminating the Authorization of and References to Class B and Class C Common Stock and make related technical, non-substantive and conforming changes) and (ii) to provide for exculpation of officers from breaches of fiduciary duty to the extent permitted by the DGCL	The affirmative vote of the holders of a majority of the voting power of all outstanding shares entitled to vote.	Abstentions and broker non-votes will have the same effect as votes against.

Proposal 5: Approval of the Company’s 2026 Employee Stock Purchase Plan	The affirmative vote of the holders of a majority of the votes cast.	Abstentions and broker non-votes will have no effect.

What is a “vote withheld” and an “abstention” and how will votes withheld and abstentions be treated?

A “vote withheld,” in the case of the proposal regarding the election of directors, or an “abstention,” in the case of the other proposals to be considered at the Annual Meeting, represents a stockholder’s affirmative choice to decline to vote on a proposal. Votes withheld and abstentions are counted as present and entitled to vote for purposes of determining a quorum. Votes withheld have no effect on the election of directors and abstentions will have no effect on ratification of the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm, the approval on an advisory (non-binding) basis of the compensation of our named executive officers and on the approval of the Company’s 2026 Employee Stock Purchase Plan to be considered at the Annual Meeting. Abstentions will have the same effect as votes against the approval of the Company’s Second Amended and Restated Certificate of Incorporation.

What are broker non-votes and do they count for determining a quorum?

Generally, broker non-votes occur when shares held by a broker or other agent in “street name” for a beneficial owner are not voted with respect to a particular proposal because the broker or other agent (1) has not received voting instructions from the beneficial owner and (2) lacks discretionary voting power to vote those shares. A broker or other agent is entitled to vote shares held for a beneficial owner on routine matters, such as the ratification of the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm, without instructions from the beneficial owner of those shares. On the other hand, absent instructions from the beneficial owner of such shares, a broker or other agent is not entitled to vote shares held for a beneficial owner on non-routine matters, such as the election of directors, the approval on an advisory (non-binding) basis of the compensation of our named executive officers, the approval of the Company’s Second Amended and Restated Certificate of Incorporation and the approval of the Company’s 2026 Employee Stock Purchase Plan. Those items for which your broker cannot vote result in broker non-votes if you do not provide your broker with voting instructions on such items. Broker non-votes count for purposes of determining whether a quorum is present.

Where can I find the voting results of the Annual Meeting?

We plan to announce preliminary voting results at the Annual Meeting and we will report the final results in a Current Report on Form 8-K, which we intend to file with the SEC after the Annual Meeting.

PROPOSALS TO BE VOTED ON

Proposal 1: Election of Directors

We currently have seven directors on our Board. At the Annual Meeting, three Class III Directors, Sam Bakhshandehpour, Jonathan Halkyard, and Nancy Disman, are to be elected to hold office until the annual meeting of stockholders to be held in 2029 and until each such director’s respective successor is duly elected and qualified or until each such director’s earlier death, resignation or removal.

This proposal regarding the election of directors requires the approval of a plurality of the votes cast. This means that the three nominees receiving the highest number of affirmative “FOR” votes will be elected as Class III Directors. Votes withheld and broker non-votes are not considered to be votes cast and, accordingly, will have no effect on the outcome of the vote on this proposal.

As set forth in our Amended and Restated Certificate of Incorporation, the Board is currently divided into three classes with staggered, three-year terms. At each annual meeting of stockholders, the successors to directors whose terms then expire will be elected to serve from the time of election and qualification until the third annual meeting following election. The current class structure is as follows: Class I, whose current term will expire at the 2027 annual meeting of stockholders (the “2027 Annual Meeting”) and whose subsequent term, if re-elected, will expire at the 2030 annual meeting of stockholders; Class II, whose current term will expire at the 2028 annual meeting of stockholders and whose subsequent term, if re-elected, will expire at the 2031 annual meeting of stockholders; and Class III, whose current term will expire at the upcoming Annual Meeting and whose subsequent term, if re-elected, will expire at the 2029 annual meeting of stockholders. The current Class I Directors are Karen Roter Davis and Taylor Lauber; the current Class II Directors are Seth Dallaire and Sarah Grover; and the current Class III Directors are Sam Bakhshandehpour, Jonathan Halkyard and Nancy Disman.

Our Amended and Restated Certificate of Incorporation and Amended and Restated Bylaws provide that the authorized number of directors may be changed from time to time by the Board (provided that such number shall not be less than the aggregate number of directors that the parties to the Stockholders Agreement (as defined herein) are entitled to designate from time to time). Any additional directorships resulting from an increase in the number of directors will be distributed among the three classes so that, as nearly as possible, each class will consist of one third of the directors. The division of our Board into three classes with staggered three-year terms may delay or prevent a change of our management or a change in control of our Company. Our directors may be removed only for cause by the affirmative vote of the holders of at least two thirds of our outstanding voting stock entitled to vote in the election of directors.

If you submit a proxy but do not indicate any voting instructions, the persons named as proxies will vote the shares of common stock represented thereby for the election as a Class III Director of the person whose name and biography appears below. In the event that any of Sam Bakhshandehpour, Jonathan Halkyard, and Nancy Disman should become unable to serve, or for good cause will not serve as a director, it is intended that votes will be cast for a substitute nominee designated by the Board or the Board may elect to reduce its size. The Board has no reason to believe that any of Sam Bakhshandehpour, Jonathan Halkyard, and Nancy Disman will be unable to serve if elected. Each of Sam Bakhshandehpour, Jonathan Halkyard, and Nancy Disman has consented to being named in this proxy statement and to serve if elected.

Recommendation of the Board

The Board unanimously recommends a vote FOR the election of each of the below Class III Director nominees.

Nominees for Class III Director (upon election at the upcoming Annual Meeting, terms to expire at the 2029 annual meeting of stockholders)

The current members of the Board who are also nominees for election to the Board as Class III Directors are as follows:

Name	Age	Position with Shift4
Sam Bakhshandehpour	50	Director
Jonathan Halkyard	61	Director
Nancy Disman	55	Director

The principal occupations and business experience, for at least the past five years, of each Class III Director nominee for election at the upcoming Annual Meeting are as follows:

Sam Bakhshandehpour

Sam Bakhshandehpour has served as a member of the Board of Directors of Shift4 Payments, Inc. since October 2022. He currently serves as President of Local Merchants at Bilt Technologies, Inc., where he oversees the expansion of Bilt’s dining, travel, hotel, and retail partnerships in connection with the company’s housing and neighborhood commerce platforms. Since 2020, Mr. Bakhshandehpour previously served as Chief Executive Officer and Board Member of José Andrés Group, where he led global strategy and operations across its restaurant, hotel, brand, and media divisions. He previously served as President, Chief Executive Officer and Board Member of sbe Entertainment, overseeing global hotel, restaurant, and nightlife operations. He began his career in investment banking at JPMorgan, where he focused on mergers and acquisitions and capital markets transactions. Mr. Bakhshandehpour previously served on the board of directors of The New Home Company from 2014 to 2021 and currently serves on the restaurant advisory board for Fiserv since 2023. He holds a Bachelor of Science degree in Business Administration from Georgetown University’s McDonough School of Business. We believe Mr. Bakhshandehpour is qualified to serve on our Board of Directors due to his experience in leading companies in the finance and hospitality industries and his knowledge of the board and corporate governance practices of other organizations.

Jonathan Halkyard

Jonathan Halkyard has served as a member of the Board of Directors of Shift4 Payments, Inc. since June 2020. Mr. Halkyard has served as the Chief Financial Officer of MGM Resorts International since January 2021. From September 2013 to November 2019, Mr. Halkyard held various senior management positions at Extended Stay America, Inc., an integrated hotel owner and operator, including Chief Executive Officer, Chief Financial Officer and Chief Operating Officer. Mr. Halkyard has also served as a member of the board of directors of Dave & Buster’s Entertainment, Inc., a restaurant and entertainment business, since September 2011 until June 2021, including as the chair of its nominating and governance committee and member of its finance committee since June 2016, and as a member of its audit committee since September 2013. Mr. Halkyard has also served as a member of the board of directors of MGM China Holdings Limited, an investment holding company principally engaged in the development and operation of casino games of chance in Macau, since June 2021. He previously served on the boards of directors of Extended Stay America, Inc., an operator of an economy apartment hotel chain, and ESH Hospitality, Inc., a real estate investment trust and the owner of the hotels, from January 2018 to November 2019.

He holds a Bachelor of Arts in Economics from Colgate University and a Master’s in Business Administration from Harvard Business School. We believe Mr. Halkyard is qualified to serve on our Board of Directors due to his experience in leading companies in the finance and hospitality industries and his knowledge of the board and corporate governance practices of other organizations.

Nancy Disman

Nancy Disman served as Shift4 Payments, Inc.’s Chief Financial Officer from August 2022 until September 2025, and as a Senior Advisor to the Company from September 2025 to January 2, 2026 and as an independent Advisor to the Company since January 2, 2026. Ms. Disman has served as a member of the Board of Directors of Shift4 Payments, Inc. since August 2025 and previously served as a member of the Board from June 2020 to August 2022. From November 2017 to August 2022, Ms. Disman was the Chief Financial Officer and Chief Administrative Officer of Intrado Corporation, a provider of cloud-based technology. From April 2016 to March 2017, Ms. Disman served as the Chief Financial Officer and Chief Administrative Officer of the Merchant Acquiring Segment of Total System Services, Inc. (“TSYS”), a global provider of payment solutions, and from June 2014 to March 2016, Ms. Disman was the Chief Financial Officer of TransFirst, a merchant account provider in the credit card processing industry, prior to its acquisition by TSYS. Ms. Disman has also served as a member of the Audit Committee of the Board of Managers of West Technology Group LLC since August 2022. She holds a Bachelor of Science in Business Administration and Accounting from the State University of New York at Albany and is a Certified Public Accountant in the State of New York. We believe Ms. Disman is qualified to serve on our Board of Directors due to her experience in the payment and credit card industry and knowledge of the Company from her time as Chief Financial Officer.

Continuing Members of the Board

Class I Directors (terms to expire at the 2027 Annual Meeting)

The current members of the Board who are Class I Directors are as follows:

Name	Age	Position with Shift4
Karen Roter Davis	54	Director
Taylor Lauber	42	Chief Executive Officer and Chairman of the Board

The principal occupations and business experience, for at least the past five years, of each Class I Director are as follows:

Karen Roter Davis

Karen Roter Davis has served as a member of the Board of Directors of Shift4 Payments, Inc. since August 2021. Ms. Davis is a Managing Partner at Entrada Ventures, a venture capital firm investing in high growth enterprise and industrial technology companies. Ms. Davis spent over a decade in various senior positions at Alphabet, from 2003 to 2008 and from 2016 to 2022, overseeing internal operations for Google’s groundbreaking IPO and driving growth of some of the company’s most successful then-new businesses. Most recently as a Director at X (formerly Google X), she provided strategic direction and oversight for a portfolio of deep-tech ventures, including the application of AI for consumers, developers, and enterprises across various industries. In addition to her Entrada-related boards, Ms. Davis serves on the board of 360Learning S.A., where she is a member of the audit and M&A and finance committees, and she previously served on the board of Innovyze, acquired by Autodesk, where she was chair of the audit committee and member of the compensation committee. Ms. Davis earned her MBA from Kellogg School of Management at Northwestern University, her Juris Doctor from Northwestern University School of Law, and her Bachelor of Arts from Princeton University’s School of Public & International Affairs. Ms. Davis is certified in Cybersecurity Oversight by Carnegie Mellon’s Software Engineering Institute and the National Association of Corporate Directors. We believe Ms. Davis is qualified to serve on our Board of Directors due to her two decades of experience in the technology industry and her various senior leadership and advisory roles spanning startups to global corporations.

Taylor Lauber

Taylor Lauber has served as Shift4 Payments, Inc.’s Chief Executive Officer since June 2025. He previously served as President from February 2022 to June 2025 and Chief Strategy Officer since its formation to June 2025. Prior to that, he served as Senior Vice President, Strategic Projects of Shift4 Payments, LLC from 2018 to 2022. Before joining Shift4, from 2010 to 2018, he served as a Principal at The Blackstone Group, L.P. Mr. Lauber also spent from 2005 to 2010 at Merrill Lynch as a Financial Advisor, where he advised numerous Fortune 500 companies and their executives on capital markets transactions. Mr. Lauber has passed the Series 7 General Securities Representative Exam, Series 66 Uniform Combined State Law Exam and Series 27 Financial and Operations Principal Exam, all administered by the Financial Industry Regulatory Authority, Inc. He holds a Bachelor of Economics and Finance from Bentley College. We believe Mr. Lauber is qualified to serve on our Board of Directors due to his broad experience and knowledge of the Company since its formation.

Class II Directors (terms to expire at the 2028 annual meeting of stockholders)

The current members of the Board who are Class II Directors are as follows:

Name	Age	Position with Shift4
Seth Dallaire	55	Director
Sarah Grover	61	Director

The principal occupations and business experience, for at least the past five years, of each Class II Director are as follows:

Seth Dallaire

Seth Dallaire has served as a member of the Board of Directors of Shift4 Payments, Inc. since February 2025. Mr. Dallaire is Walmart’s executive vice president and chief growth officer. From October 2021 to October 2024, Mr. Dallaire served as executive vice president and chief revenue officer of Walmart U.S. Prior to joining Walmart, Mr. Dallaire served as Instacart’s chief revenue officer from October 2019 to October 2021. Prior to Instacart, Mr. Dallaire held leadership roles at Amazon until October 2019, including vice president of global advertising sales and marketing from 2012 to 2019. Before Amazon, Mr. Dallaire led sales teams for Yahoo! and Microsoft. Mr. Dallaire received his Bachelor of Arts from Vassar College and Master of Business Administration from New York University. We believe Mr. Dallaire is qualified to serve on our Board of Directors due to his extensive experience in leadership positions and insight acquired from working in global corporations.

Sarah Grover

Sarah Grover has served as a member of the Board of Directors of Shift4 Payments, Inc. since June 2020 and from April 2021 to May 2021 served as our Interim Chief Marketing Officer. Ms. Goldsmith-Grover is Principal of Sarah Grover, Inc., a strategic advisory firm focused on growth and transformation within the global hospitality industry. She brings more than 35 years of executive experience leading brand, marketing, and operational strategy for high-growth consumer and global restaurant companies. Ms. Goldsmith-Grover spent the majority of her career at California Pizza Kitchen, where she held a series of senior leadership roles, including Executive Vice President and Chief Brand & Concept Officer. During her tenure, she played a key role in scaling the business from a regional 10-unit concept to a $600 million global brand, successfully navigating multiple private equity and public company transitions. Recognized as a thought leader in brand strategy and customer engagement, Ms. Goldsmith-Grover was named to Advertising Age’s Marketing 50 and was recognized in 2020 as one of the Top 25 Executives in Casual Dining. She currently serves on the boards of ChowNow, Black Rock Coffee Bar, and the non-profit Support + Feed. She holds a Bachelor of Arts in Communications from DePauw University. We believe Ms. Goldsmith-Grover is qualified to serve on our Board of Directors due to her experience and insight acquired from leading companies in the restaurant and consumer industries.

Proposal 2: Ratification of Appointment of Independent Registered Public Accounting Firm

Our Audit Committee has appointed PricewaterhouseCoopers LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2026. Our Board has directed that this appointment be submitted to our stockholders for ratification at the Annual Meeting. Although ratification of our appointment of PricewaterhouseCoopers LLP is not required, we value the opinions of our stockholders and believe that stockholder ratification of our appointment is a good corporate governance practice.

PricewaterhouseCoopers LLP also served as our independent registered public accounting firm for the fiscal year ended December 31, 2025. Neither PricewaterhouseCoopers LLP nor any of its members has any direct or indirect financial interest in or any connection with us in any capacity other than as our auditors, providing audit and non-audit related services. A representative of PricewaterhouseCoopers LLP is expected to attend the Annual Meeting and to have an opportunity to make a statement and be available to respond to appropriate questions from stockholders.

In the event that the appointment of PricewaterhouseCoopers LLP is not ratified by the stockholders, the Audit Committee will consider this fact when it appoints the independent auditors for the fiscal year ending December 31, 2027. Even if the appointment of PricewaterhouseCoopers LLP is ratified, the Audit Committee retains the discretion to appoint a different independent auditor at any time if it determines that such a change is in the interest of the Company.

Recommendation of the Board

The Board unanimously recommends a vote “FOR” the Ratification of the Appointment of PricewaterhouseCoopers LLP as our Independent Registered Public Accounting Firm for the fiscal year ending December 31, 2026.

Proposal 3: Approval, on an Advisory (Non-Binding) Basis, of the Compensation of Our Named Executive Officers

In accordance with the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 and Rule 14a-21 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), the Company requests that our stockholders cast a non-binding, advisory vote to approve the compensation of our named executive officers identified in the section titled “Executive Compensation” in this proxy statement. This proposal, commonly known as a “say-on-pay” proposal, gives our stockholders the opportunity to express their views on our named executive officers’ compensation. This vote is not intended to address any specific item of compensation, but rather the overall compensation of our named executive officers and the philosophy, policies and practices described in this proxy statement.

Accordingly, we ask our stockholders to vote “FOR” the following resolution at the Annual Meeting:

“RESOLVED, that the Company’s stockholders approve, by a non-binding advisory vote, the compensation of the named executive officers, as disclosed in the Company’s Proxy Statement for the 2026 Annual Meeting of Stockholders pursuant to the compensation disclosure rules of the Securities and Exchange Commission, including the compensation tables and narrative discussion.”

We believe that our compensation programs and policies for the year ended December 31, 2025 were an effective incentive for the achievement of our goals, aligned with stockholders’ interest and were worthy of stockholder support. Additional details concerning how we structure our compensation programs to meet the objectives of our compensation program are provided in the section titled “Executive Compensation” set forth below in this proxy statement. In particular, we discuss how we design performance-based compensation programs and set compensation targets and other objectives to maintain a close correlation between Company and individual achievement.

This vote is merely advisory and will not be binding upon us, our Board or the Board’s Compensation Committee, nor will it create or imply any change in the duties of us, our Board or the Board’s Compensation Committee. The Board’s Compensation Committee will, however, take into account the outcome of the vote when considering future executive compensation decisions. The Board values constructive dialogue on executive compensation and other significant governance topics with our stockholders and encourages all stockholders to vote their shares on this important matter.

At our annual meeting of stockholders held in 2022, our stockholders recommended, on an advisory basis, that the stockholder vote on the compensation of our named executive officers occur every year. In light of the foregoing recommendation, our Board determined to hold a “say-on-pay” advisory vote every year. An annual advisory vote on executive compensation is consistent with our policy of seeking regular dialogue with our stockholders on corporate governance matters and our executive compensation philosophy, policies and practices. We understand that our stockholders may have different views as to what is the best approach for the Company, and we look forward to hearing from our stockholders on this proposal. Accordingly, our next advisory say-on-pay vote (following the non-binding advisory vote at this Annual Meeting) is expected to occur at the 2027 annual meeting of stockholders.

Recommendation of the Board

The Board unanimously recommends a vote “FOR” the approval, on an advisory (non-binding) basis, of the compensation of our named executive officers.

Proposal 4: Approval of the Company’s Second Amended and Restated Certificate of Incorporation, (i) Eliminating the Authorization of and References to Class B and Class C Common Stock and to make related technical, non-substantive and conforming changes and (ii) to Provide for Officer Exculpation

Background and Effects of the Charter Amendment

Our Amended and Restated Certificate of Incorporation currently authorizes the Company to issue 520,000,000 shares of capital stock, consisting of (i) 300,000,000 shares of Class A common stock, (ii) 100,000,000 shares of Class B common stock, (iii) 100,000,000 shares of Class C common stock and (iv) 20,000,000 shares of preferred stock, par value of $0.0001 per share.

As described in more detail under “Certain Relationships and Related Person Transactions – Simplification Transactions” beginning on page 74 of this proxy statement, on February 7, 2026, the Company completed the Simplification Transactions, which, among other things, collapsed the Company’s “Up-C” structure and resulted in the exchange of our Founder’s LLC Interests for shares of Class A common stock, the cancellation of the corresponding shares of Class B common stock and exchange of all his Class C common stock on a one-for-one basis for shares of Class A common stock.

As a result of the Simplification Transactions, no shares of Class B common stock or Class C common stock remain outstanding, and the Company does not intend to issue any shares of Class B common stock or Class C common stock in the future.

Additionally, effective August 1, 2022, Section 102(b)(7) of the DGCL was amended (“Amended 102(b)(7)”) to enable a corporation to include in its certificate of incorporation a provision exculpating certain corporate officers from liability for breach of the fiduciary duty of care in certain circumstances. Previously, Section 102(b)(7) of the DGCL provided for the ability to exculpate directors only, and our Amended and Restated Certificate of Incorporation currently limits the monetary liability of our directors in certain circumstances consistent with Section 102(b)(7) of the DGCL. Amended 102(b)(7) allows for the exculpation of certain of our officers only in connection with direct claims brought by stockholders, including class actions, but would not eliminate officers’ monetary liability for breach of fiduciary duty claims brought by the corporation itself or for derivative claims brought by stockholders in the name of the corporation. Further, Amended

102(b)(7) does not permit a corporation to exculpate covered officers from liability for breach of the duty of loyalty, acts or omissions not in good faith or that involve intentional misconduct or a knowing violation of law, or any transaction in which the officer derived an improper personal benefit. Under Amended 102(b)(7), the officers who may be exculpated include a person who (i) is the president, chief executive officer, chief operating officer, chief financial officer, chief legal officer, controller, treasurer or chief accounting officer of the corporation at any time during the course of conduct alleged in the action or proceeding to be wrongful, (ii) is or was identified in the corporation’s public filings with the SEC because such person is or was one of the most highly compensated executive officers of the corporation, or (iii) has consented to service of process in Delaware by written agreement (collectively, “Covered Officers”). The Officer Exculpation Amendment would allow for the exculpation of our Covered Officers to the fullest extent permitted by the DGCL. Our current executive officers may have an interest in the approval of the Officer Exculpation Amendment, as they may be exculpated from liability for certain actions to the extent consistent with the DGCL.

Rationale for Board’s Approval of the Second Amended and Restated Certificate of Incorporation

In light of the foregoing, the Board believes it is in the best interests of the Company and its stockholders to amend the Company’s Amended and Restated Certificate of Incorporation to (i) eliminate the authorization of and references to Class B common stock and Class C common stock and to make related technical, non-substantive and conforming changes and (ii) provide for exculpation of officers from breaches of fiduciary duty to the extent permitted by the DGCL. The Board believes the Simplification Amendment is appropriate in light of the Simplification Transactions and the Board’s intent not to issue any additional shares of Class B common stock or Class C common stock in the future. The Board believes that retaining the provisions of our Amended and Restated Certificate of Incorporation relating to Class B common stock and Class C common stock is unnecessary and potentially could be confusing to our stockholders.

Additionally, the Board believes the Officer Exculpation Amendment would better position the Company to attract top officer candidates and retain our current officers. The Officer Exculpation Amendment would also more closely align the protections available to our officers with those already available to our directors. We believe that failing to adopt the Officer Exculpation Amendment could impact our recruitment and retention of exceptional officer candidates who conclude that the potential exposure to liabilities, costs of defense, and other risks of proceedings exceeds the benefits of serving as an officer of the Company.

In addition, adopting the Officer Exculpation Amendment contemplated by this Proposal 4 would enable the officers to exercise their business judgment in furtherance of the interests of the stockholders without the potential for distraction posed by the risk of personal liability. The nature of the role of officers often requires them to make decisions on crucial matters. Frequently, officers must make decisions in response to time-sensitive opportunities and challenges, which can create substantial risk of investigations, claims, actions, suits, or proceedings seeking to impose liability based on hindsight, especially in the current litigious environment and regardless of merit. Limiting our current and prospective officers’ concern about personal risk would empower officers to best exercise their business judgment in furtherance of stockholder interests and better position the Company to retain our current officers and attract top officer candidates. We believe that enhancing our ability to retain and attract experienced officers is in the best interests of the Company and its stockholders. We also believe that adopting the proposed amendment may lessen the Company’s exposure to potential expense associated with defending our officers against claims that have no legal merit.

If the Charter Amendment is approved by stockholders, the Company’s Amended and Restated Certificate of Incorporation will be amended to eliminate the authorization of Class B common stock and Class C common stock (eliminating the Company’s multi-class capital structure), reduce the total number of authorized shares of capital stock from 520,000,000 to 320,000,000 (consisting of 300,000,000 shares of Class A common stock and 20,000,000 shares of preferred stock), remove all provisions relating to Class B common stock and Class C common stock, and make related technical, non-substantive and conforming changes. The Charter Amendment will have no effect on the rights of holders of Class A common stock or preferred stock. The Charter Amendment clarifies that Searchlight is no longer exempt from the definition of “interested stockholder” under Article XIII as it no longer beneficially holds any of our securities, removes the definition of a “Change of Control” in the same section as it is no longer necessary in light of the Simplification Transactions, removes the references to the Shift4 Payments LLC Agreement to correspond with the removal of the Class B common stock, and reflects the issuance of Series A Mandatory Convertible Preferred Stock in 2025. The Charter Amendment will also add a new Article XIV to provide for officer exculpation. The foregoing amendments to our Amended and Restated Certificate of Incorporation are shown in Appendix B to this proxy statement, which contains a comparison showing the proposed changes against the existing provisions (new text appears in blue underline and deleted text appears in ~~red strikethrough~~).

If the Charter Amendment is approved, the Company intends to file the Second Amended and Restated Certificate of Incorporation with the Secretary of State of the State of Delaware promptly following the Annual Meeting to effect the amendments to the Amended and Restated Certificate of Incorporation, as shown in Appendix B. However, even if our stockholders approve the Exculpation Amendment, our Board retains discretion under Delaware law to determine when to file the Second Amended and Restated Certificate of Incorporation with the Delaware Secretary of State and to abandon the Simplification Amendment and the Officer Exculpation Amendment notwithstanding prior stockholder approval of the Second Amended and Restated Certificate of Incorporation. If the Charter Amendment is not approved, our current Amended and Restated Certificate of Incorporation will remain in effect.

Recommendation of the Board

The Board unanimously recommends a vote “FOR” the approval of the Company’s Second Amended and Restated Certificate of Incorporation, (i) eliminating the authorization of and references to Class B and Class C Common Stock and to make related technical, non-substantive and conforming changes and (ii) to provide for officer exculpation.

Proposal 5: Approval of the Company’s 2026 Employee Stock Purchase Plan

Our Board is seeking stockholder approval of the Company’s 2026 Employee Stock Purchase Plan (the “ESPP”). Our Board approved the ESPP on April 17, 2026, subject to stockholder approval. If this proposal is approved by our stockholders, the ESPP will become effective on the date of the Annual Meeting. If this proposal is not approved by our stockholders, the ESPP will not become effective.

Why Stockholders Should Vote to Approve the ESPP

The ESPP will authorize the issuance of 1,500,000 shares of our Class A common stock. On the first day of each calendar year, the number of shares of Class A common stock available for issuance under the ESPP will be annually increased on the first day of each calendar year beginning January 1, 2027 and ending on and including January 1, 2036, equal to (i) 1% of the aggregate number of shares of Class A common stock outstanding on the final day of the immediately preceding calendar year and (ii) such smaller number of shares as is determined by the Board.

The primary purpose of the ESPP will be to provide eligible employees with an opportunity to participate in the ownership of the Company by purchasing our Class A common stock through payroll deductions. The ESPP is intended to benefit the Company as well as its stockholders and employees. The ESPP gives employees an opportunity to purchase shares of our Class A common stock at a discounted price.

We firmly believe that the ESPP is a necessary and powerful incentive and retention tool that will benefit all of our stockholders. Specifically, the ESPP will enable us to: (1) provide a broad base of eligible employees with a convenient means of acquiring an equity interest in the Company through payroll deductions, (2) enhance such employees’ sense of participation in the affairs of the Company, and (3) provide an incentive for continued employment. The ESPP will also align the interests of employees with those of stockholders through increased stock ownership.

In determining to approve the ESPP, the Board considered that the 1,500,000 shares that will be available for issuance under the ESPP represent approximately 2% of our 79,328,897 shares of our Class A common stock outstanding as of April 13, 2026.

In light of this, the Board has determined that adoption of the ESPP and the size of the share reserve under the ESPP is reasonable and appropriate at this time. The Board will not create a subcommittee to evaluate the risk and benefits for issuing shares under the ESPP.

Stockholder Approval Required

The ESPP is being submitted for stockholder approval in order to ensure that the ESPP meets the requirements of Section 423 of the Internal Revenue Code of 1986, as amended (the “Code”).

Description of the ESPP

The following sets forth a description of the material features and terms of the ESPP. The following summary is qualified in its entirety by reference to the full text of the ESPP, which is attached hereto as Appendix C.

Purpose and General Nature

The purpose of the ESPP is to assist our eligible employees in acquiring a stock ownership interest in the Company and to help our eligible employees provide for their future security and to encourage them to remain in our employment. The ESPP will have two components in order to give the company increased flexibility in the granting of purchase rights under the ESPP to U.S. and to non-U.S. employees. Specifically, the ESPP authorizes the grant of options that are intended to qualify for favorable U.S. federal tax treatment (the “Section 423 Component”) under Section 423 of the Code. To facilitate participation for employees located outside of the U.S. in light of non-U.S. law and other considerations, the ESPP also provides for the grant of options that are not intended to be tax-qualified under Code Section 423 (the “Non-Section 423 Component”). The Administrator (as defined below) will designate offerings made under the Non-Section 423 Component and, except as otherwise noted below or provided in the ESPP, the Section 423 Component and the Non-Section 423 Component generally will be operated and administered in the same way.

Authorized Shares

A total of 1,500,000 shares of our Class A common stock will be authorized for issuance under the ESPP, subject to adjustment for changes in our capitalization and certain corporate transactions, as described below under the heading “Adjustments.” In addition, the number of shares of Class A common stock available for issuance under the ESPP will be annually increased on the first day of each calendar year beginning January 1, 2027 and ending on and including January 1, 2036, equal to (i) 1% of the aggregate number of shares of Class A common stock outstanding on the final day of the immediately preceding calendar year and (ii) such smaller number of shares as is determined by the Board. If any right granted under the ESPP shall for any reason terminate without having been exercised, the shares of Class A common stock not purchased under such right shall again become available for issuance under the ESPP. Further, shares of Class A common stock withheld by the Company to satisfy any applicable tax withholding obligation in connection with the exercise of a participant’s rights under the ESPP shall again become available for issuance under the ESPP. In no event will more than 15,000,000 shares of Class A common stock be available for issuance under the ESPP. All of the foregoing shares may be issued under the Section 423 Component or the Non-Section 423 Component, and any such shares may consist of authorized and unissued shares, treasury shares or shares purchased on the open market.

Administration

The ESPP will be administered by the Compensation Committee (or by the Board or another Board committee or subcommittee as may be determined by the Board from time to time). The administrator of the ESPP (the “Administrator”) has the power, subject to the provisions of the ESPP, to determine when and how rights to purchase shares of Class A common stock will be granted and the provisions of each offering of such rights (which need not be identical); provided, however, that all participants granted purchase rights in an offering will have the same rights and privileges within the meaning of Section 423 of the Code. For purposes of the ESPP, the Administrator may designate separate offerings under the ESPP, the terms of which need not be identical, in which eligible employees of one or more participating companies will participate, even if the dates of the applicable offering periods in each such offering are identical, provided that the terms of participation are the same within each separate offering as determined under Section 423 of the Code. In addition, the Administrator has the power to settle all controversies regarding the ESPP and purchase rights granted under it.

Eligibility

Only employees of Shift4 Payments, Inc. (or any of its subsidiaries designated by the Administrator) may participate in the ESPP. The Administrator has the authority to limit participation to those individuals who have been customarily employed more than 20 hours per week and more than five months per calendar year on the first day of an offering. In addition, the Administrator may require that each employee has been continuously employed for such period preceding the grant as the Administrator may require, but in no event will the required period of continuous employment be greater than two years. Finally, the Administrator also has the power to exclude our officers who are “highly compensated” as defined in the Code. No employee will be eligible to participate in the ESPP if, immediately after the grant of purchase rights, the employee would own, directly or indirectly, stock possessing 5% or more of the total combined voting power or value of all classes of stock of our stock or any of our parent or subsidiary corporations. Participation is further subject to the eligibility requirements of Section 423 of the Code.

If the grant of a purchase right under the ESPP to any employee of a participating company who is a citizen or resident of a foreign jurisdiction would be prohibited under the laws of such foreign jurisdiction or the grant of a purchase right to such employee in compliance with the laws of such foreign jurisdiction would cause the ESPP to violate the requirements of Section 423 of the Code, as determined by the Administrator in its sole discretion, such employee will not be permitted to participate in the Section 423 Component of the ESPP. In addition, with respect to the Non-Section 423 Component, all of the foregoing rules will apply in determining who is an eligible employee, except the Administrator may limit eligibility further within a participating company so as to only designate some employees of a participating company as eligible employees, and to the extent the foregoing eligibility rules are not consistent with applicable local laws.

Eligible employees will become participants in the ESPP by enrolling and authorizing payroll deductions by the deadline established by the Administrator prior to the relevant offering date. Directors who are not employees will not be eligible to participate. Employees who choose not to participate, or are not eligible to participate at the start of an offering period but who become eligible thereafter, may enroll in any subsequent offering period.

As of April 13, 2026, there were approximately 5,630 employees who would have been eligible to participate in the ESPP had it been in effect on such date and the subsidiaries or affiliates for whom such employees work been designated as participating companies under the ESPP.

Participation in an Offering

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Offering Periods and Purchase Periods. The ESPP will be implemented by offerings of rights to all eligible employees from time to time. Under applicable law and the terms of the ESPP, the maximum length for an offering under the ESPP is 27 months. Each offering period will consist of one or more purchase dates as determined by the Administrator. The ESPP will allow for concurrent offerings. The provisions of separate offerings need not be identical.

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Enrollment in the ESPP. Eligible employees will enroll in the ESPP by delivering to us an agreement authorizing payroll deductions in an amount up to the maximum amount approved by the Administrator (unless payroll deductions are not permitted in a jurisdiction outside the

U.S., in which case contributions may be permitted). Pursuant to the ESPP, unless otherwise determined by the Administrator, such payroll deductions will be limited to up to 15% of an employee’s eligible cash compensation during the offering. To the extent permitted by the Administrator and specified in the applicable offering, a participant may increase or decrease and/or suspend the participant’s participation level at any time during an offering. A participant may also increase or decrease the participant’s participation level to be effective in a subsequent purchase period of an ongoing offering in accordance with procedures established by the Administrator. All payroll deductions made for a participant are credited to the participant’s account under the ESPP and are included with the general funds of the Company, unless the funds for non-U.S. participants must be segregated and held in a separate account. Funds received upon sales of stock under the ESPP are used for general corporate purposes. In general, no interest will be paid on participant accounts.

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Purchase Price. The purchase price of the shares will not be less than 85% of the lower of the fair market value of our Class A common stock on the first day of the offering period or on the applicable purchase date. The fair market value per share of our Class A common stock under the ESPP is generally is the closing sale price of our Class A common stock on the New York Stock Exchange (the “NYSE”) on the date for which fair market value is being determined, or if there is no closing sales price for a share of our Class A common stock on the date in question, the closing sales price for a share of Class A common stock on the last preceding date for which such quotation exists. The closing price per share of our Class A common stock on the NYSE on April 13, 2026, was $45.37.

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Purchase of Stock. In connection with offerings made under the ESPP, the Administrator may specify from time to time a maximum number of shares of Class A common stock an employee may be granted the right to purchase and the maximum aggregate number of shares of Class A common stock that may be purchased pursuant to such offering by all participants. In addition, no employee may purchase more than $25,000 worth of Class A common stock (determined at the fair market value of the shares at the time such rights are granted) under all employee stock purchase plans (intended to qualify as such under Section 423(b) of the Code) of our company and its parent and subsidiary corporations for each calendar year in which the purchase rights are outstanding at any time. Pursuant to the ESPP, unless otherwise determined by the Administrator in an offering document, the maximum number of shares that may be purchased by any single participant during any offering period or purchase period is 750 shares. If the aggregate number of shares to be purchased upon exercise of all outstanding purchase rights would exceed the foregoing limits, the Administrator may make a uniform and equitable allocation of available shares.

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Participation in and Withdrawal from the ESPP. Enrolled employees will automatically participate in subsequent offerings, provided the participant has not withdrawn from the ESPP, continues to meet the eligibility requirements, and has not terminated employment with us. Unless otherwise determined by the Administrator in an offering document, a participant may withdraw from a given offering no later than one month prior to the end of the then-applicable offering period. Upon any withdrawal from an offering by the participant, we will distribute to the participant all accumulated payroll deductions without interest (unless required by applicable law), less any accumulated deductions previously applied to the purchase of shares of Class A common stock on the participant’s behalf during such offering, and such employee’s rights in the offering will be automatically terminated. Any such withdrawal will not affect the participant’s eligibility to participate in future offerings under the ESPP.

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Termination of Employment. Unless otherwise specified by the Administrator, a participant’s rights under any offering under the ESPP terminate immediately upon cessation of an employee’s employment for any reason, and we will distribute to such employee all accumulated payroll deductions, without interest (unless required by applicable law).

Adjustments

In the event of any dividend or other distribution, change in control, reorganization, merger, amalgamation, consolidation, combination, repurchase, redemption, recapitalization, liquidation, dissolution, or sale, transfer, exchange or other disposition of all or substantially all of the assets of the company, or sale or exchange of shares or other securities of the company, or other similar corporate transaction or event, the number and type of shares reserved under the ESPP, the per offering period and per purchase period share limits and the price per share and number of shares of our Class A common stock covered by each outstanding right will be adjusted equitably. Such adjustments will be made by the Administrator, whose determination in that respect will be final, binding and conclusive.

In the event of certain significant transactions, the Administrator may provide for (1) either the replacement or termination of outstanding rights in exchange for cash, (2) the assumption or substitution of outstanding rights by the successor or survivor corporation or parent or subsidiary thereof, if any, (3) the adjustment in the number and type of shares of stock subject to outstanding rights, (4) the use of participants’ accumulated payroll deductions to purchase stock on a new purchase date prior to the next purchase date and termination of any rights under ongoing offering periods or (5) the termination of all outstanding rights.

Transferability

A participant may not transfer rights granted under the ESPP other than by will, the laws of descent and distribution or as otherwise provided under the ESPP.

Amendment and Termination

The Administrator may amend, suspend or terminate the ESPP. However, stockholder approval of any amendment to the ESPP will be obtained for any amendment which (i) increases the aggregate number or type of shares that may be sold pursuant to rights under the ESPP, or (ii) changes the corporations or classes of corporations whose employees are eligible to participate in the ESPP. The ESPP will continue in effect until terminated by the Administrator.

United States Federal Income Tax Consequences

The following summary is based on an analysis of the Code as currently in effect, existing laws, judicial decisions, administrative rulings, regulations and proposed regulations, all of which are subject to change. Moreover, the following is only a summary of United States federal income tax consequences. Actual tax consequences to participants may be either more or less favorable than those described below depending on the participants’ particular circumstances. As described above, the ESPP has a Section 423 Component and a Non-Section 423 Component. The tax consequences for a U.S. taxpayer will depend on whether the taxpayer participates in the Section 423 Component or the Non-Section 423 Component.

Section 423 Component. The Section 423 Component of the ESPP, and the right of participants to make purchases thereunder, is intended to qualify under the provisions of Section 423 of the Code. Under the applicable Code provisions, no income will be taxable to a participant until the sale or other disposition of the shares purchased under the Section 423 Component of the ESPP. This means that an eligible employee will not recognize taxable income on the date the employee is granted an option under the Section 423 Component of the ESPP (i.e., the first day of the offering period). In addition, the employee will not recognize taxable income upon the purchase of shares. Upon such sale or disposition, the participant will generally be subject to tax in an amount that depends upon the length of time such shares are held by the participant prior to disposing of them. If the shares are sold or disposed of more than two years from the first day of the offering period during which the shares were purchased and more than one year from the date of purchase, or if the participant dies while holding the shares, the participant (or the participant’s estate) will recognize ordinary income measured as the lesser of (1) the excess of the fair market value of the shares at the time of such sale or disposition over the purchase price or (2) an amount equal to 15% of the fair market value of the shares as of the first day of the offering period. Any additional gain will be treated as long-term capital gain. If the shares are held for the holding periods described above but are sold for a price that is less than the purchase price, there is no ordinary income, and the participating employee has a long-term capital loss for the difference between the sale price and the purchase price.

If the shares are sold or otherwise disposed of before the expiration of the holding periods described above, the participant will recognize ordinary income generally measured as the excess of the fair market value of the shares on the date the shares are purchased over the purchase price and we will be entitled to a tax deduction for compensation expense in the amount of ordinary income recognized by the employee. Any additional gain or loss on such sale or disposition will be long-term or short-term capital gain or loss, depending on how long the shares were held following the date they were purchased by the participant prior to disposing of them. If the shares are sold or otherwise disposed of before the expiration of the holding periods described above but are sold for a price that is less than the purchase price, the participant will recognize ordinary income equal to the excess of the fair market value of the shares on the date of purchase over the purchase price (and we will be entitled to a corresponding deduction), but the participant generally will be able to report a capital loss equal to the difference between the sales price of the shares and the fair market value of the shares on the date of purchase.

We are not entitled to a deduction for amounts taxed as ordinary income or capital gain to a participant except to the extent of ordinary income recognized upon a sale or disposition of shares prior to the expiration of the holding periods described above.

Non-Section 423 Component. A U.S. participant in the Non-Section 423 Component will have compensation income equal to the value of the Class A common stock on the day the participant purchased the Class A common stock less the purchase price. When the participant sells the Class A common stock the participant purchased under the Non-Section 423 Component of the ESPP, the participant also will have a capital gain or loss equal to the difference between the sales proceeds and the value of the Class A common stock on the day the participant purchased it. This capital gain or loss will be long-term if the participant holds the Class A common stock for more than one year and otherwise will be short-term.

Any compensation income that the participant receives upon the purchase of shares of Class A common stock under the Non-Section 423 Component of the ESPP is subject to applicable tax withholding. In addition, the compensation income is required to be reported as ordinary income to the participant on the participant’s annual Form W-2, and the participant is responsible for ensuring that this income is reported on the participant’s individual income tax return.

With respect to U.S. participants, we are entitled to a deduction for amounts taxed as ordinary income to a participant to the extent of ordinary income recognized upon a purchase made under the Non-Section 423 Component.

State and local tax consequences may in some cases differ from the federal tax consequences. The foregoing summary of the United States federal income tax consequences in respect of the ESPP is for general information only. Interested parties should consult their own advisors as to specific tax consequences of their participation. The ESPP is not subject to the Employee Retirement Income Security Act of 1974, as amended, and is not intended to be qualified under Section 401(a) of the Code.

New Plan Benefits

Because the number of shares that may be purchased under the ESPP will depend on each employee’s voluntary election to participate and on the fair market value of our Class A common stock at various future dates, the actual number of shares that may be purchased by any individual cannot be determined in advance. Therefore, it is not possible to determine the benefits that will be received in the future by participants in the ESPP. Non-employee directors and consultants will not be eligible to participate in the ESPP.

Interests of Certain Persons in the ESPP

Stockholders should understand that our executive officers may be considered to have an interest in the approval of the ESPP because they will be eligible participants in the ESPP. Nevertheless, the Board believes that it is important to provide incentives and rewards for superior performance and the retention of experienced officers by adopting the ESPP.

Recommendation of the Board

The Board unanimously recommends a vote “FOR” the approval of the Company’s 2026 Employee Stock Purchase Plan.

REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

The Audit Committee has reviewed the audited consolidated financial statements of Shift4 Payments, Inc. (the “Company”) for the fiscal year ended December 31, 2025 and has discussed these financial statements with management and the Company’s independent registered public accounting firm. The Audit Committee has also received from, and discussed with, the Company’s independent registered public accounting firm the matters that they are required to provide to the Audit Committee, including the matters required to be discussed by the Public Company Accounting Oversight Board (“PCAOB”) and the SEC.

The Company’s independent registered public accounting firm also provided the Audit Committee with a formal written statement pursuant to PCAOB requirements, including the disclosures regarding the independent registered public accounting firm’s communications with the Audit Committee concerning independence. In addition, the Audit Committee discussed with the independent registered public accounting firm its independence from the Company.

Based on its discussions with management and the independent registered public accounting firm, and its review of the representations and information provided by management and the independent registered public accounting firm, the Audit Committee recommended to the Board of Directors that the audited consolidated financial statements be included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2025.

Jonathan Halkyard (Chair)

Sam Bakhshandehpour

Karen Roter Davis

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FEES AND OTHER MATTERS

The following table summarizes the fees of PricewaterhouseCoopers LLP, our independent registered public accounting firm, billed to us for each of the last two fiscal years for audit services and billed to us in each of the last two fiscal years for other services:

Fee Category ($ in thousands)	2025	2024
Audit Fees	$9,012	$4,510
Tax Fees	2,176	2,998
All Other Fees	2	2

Total Fees	$11,190	$7,510

Audit Fees

Audit fees in 2025 and 2024 consisted of professional services rendered in connection with the audit of our annual consolidated financial statements and the review of our interim quarterly condensed consolidated financial statements. Additionally, audit fees included assurance and associated services related to debt and equity offerings, as well as various consultation matters. Audit fees in 2025 also included $2,100,000 in fees for statutory audits and $1,700,000 incremental annual audit fees as a result of the Global Blue and Smartpay acquisitions. Audit fees in 2024 also included $515,000 in fees for statutory audits and $350,000 incremental annual audit fees as a result of the Finaro, Revel and Vectron acquisitions.

Tax Fees

Tax fees in 2025 and 2024 consisted of fees for professional services related to tax compliance, tax advice and tax planning, including consultation on tax matters and assistance regarding federal, state and local tax compliance.

All Other Fees

All other fees in 2025 and 2024 consisted of licensing fees for an accounting research platform and for the use of disclosure checklist software.

Audit Committee Pre-Approval Policy and Procedures

The Audit Committee has adopted a policy (the “Pre-Approval Policy”) that sets forth the procedures and conditions pursuant to which audit and non-audit services proposed to be performed by the independent auditor may be pre-approved. The Pre-Approval Policy generally provides that we will not engage PricewaterhouseCoopers LLP to render any audit, audit-related, tax or permissible non-audit service unless the service is either (i) explicitly approved by the Audit Committee (“specific pre-approval”) or (ii) entered into pursuant to the pre-approval policies and procedures described in the Pre-Approval Policy (“general pre-approval”). Unless a type of service to be provided by PricewaterhouseCoopers LLP has received general pre-approval under the Pre-Approval Policy, it requires specific pre-approval by the Audit Committee or by a designated member of the Audit Committee to whom the Committee has delegated the authority to grant pre-approvals. Any proposed services exceeding pre-approved cost levels or budgeted amounts will also require specific pre-approval. For both types of pre-approval, the Audit Committee will consider whether such services are consistent with the SEC’s rules on auditor independence. The Audit Committee will also consider whether the independent auditor is best positioned to provide the most effective and efficient service, for reasons such as its familiarity with the Company’s business, people, culture, accounting systems, risk profile and other factors, and whether the service might enhance the Company’s ability to manage or control risk or improve audit quality.

All such factors will be considered as a whole, and no one factor should necessarily be determinative. On a periodic basis, the Audit Committee reviews and generally pre-approves the services (and related fee levels or budgeted amounts) that may be provided by PricewaterhouseCoopers LLP without first obtaining specific pre-approval from the Audit Committee. The Audit Committee may revise the list of general pre-approved services from time to time, based on subsequent determinations.

EXECUTIVE OFFICERS

The following table identifies our current executive officers:

Name	Age	Position
Taylor Lauber(1)	42	Chief Executive Officer and Chairman of the Board
Christopher N. Cruz	42	Chief Financial Officer
Jordan Frankel	43	Chief Legal Officer

(1)   See biography on page 12 of this proxy statement.

Christopher N. Cruz

Christopher N. Cruz has served as Shift4 Payments, Inc.’s Chief Financial Officer since September 2025 and previously served as a member of the Board since its formation. He previously served as a Partner at Searchlight Capital Partners L.P., a global alternative investment management firm, from 2011 until September 2025. From 2008 to 2010, Mr. Cruz served on the investment team at Oaktree Capital Management, a global alternative investment management firm. Prior to that, Mr. Cruz was in the leveraged finance and restructuring group at UBS Investment Bank, from 2006 to 2008. Mr. Cruz also serves on the board of Neon Aggregator LP (parent of Ouro Global, Inc.) as of August 2022. Mr. Cruz previously served on the boards of Sightline Payments from December 2020 to February 2025, Flowbird Group from February 2022 to January 2025, and M&M Food Market from July 2014 to February 2022. He holds a Bachelor of Arts in Honors Business Administration from the Richard Ivey School of Business at the University of Western Ontario.

Jordan Frankel

Jordan Frankel has served as Shift4 Payments, Inc.’s Chief Legal Officer and Secretary as of June 2025, as General Counsel since its formation, and as General Counsel and Executive Vice President, Legal, Risk and Compliance since 2014. From 2011 to 2019, Mr. Frankel also served as a member of the board of directors of Draken International, a provider of contract air services. He holds a Bachelor of Finance and Marketing from the Syracuse University’s Martin J. Whitman School of Management and a Juris Doctor and Master’s in Business Administration from the Quinnipiac University’s School of Law and Quinnipiac University’s Lender School of Business, respectively.

CORPORATE GOVERNANCE

General

Our Board has adopted Corporate Governance Guidelines, a Code of Business Conduct and Ethics and charters for each of the Board’s Nominating and Corporate Governance Committee, Audit Committee and Compensation Committee to assist the Board in the exercise of its responsibilities and to serve as a framework for the effective governance of the Company. You can access our current committee charters, our Corporate Governance Guidelines and our Code of Business Conduct and Ethics in the “Governance” section under “Governance Documents” of our investor relations page of our website located at investors.shift4.com, or by writing to our Secretary at our offices at 3501 Corporate Parkway, Center Valley, Pennsylvania 18034.

Board Composition

Our Board currently consists of seven members: Sam Bakhshandehpour, Seth Dallaire, Karen Roter Davis, Nancy Disman, Sarah Grover, Jonathan Halkyard, and Taylor Lauber. As set forth in our Amended and Restated Certificate of Incorporation, the Board is currently divided into three classes with staggered, three-year terms. At each annual meeting of stockholders, the successors to directors whose terms then expire will be elected to serve from the time of election and qualification until the third annual meeting following election. Our Amended and Restated Certificate of Incorporation and Amended and Restated Bylaws provide that the authorized number of directors may be changed only by resolution of the Board (provided that such number shall not be less than the aggregate number of directors that the parties to the Stockholders Agreement are entitled to designate from time to time). Any additional directorships resulting from an increase in the number of directors will be distributed among the three classes so that, as nearly as possible, each class will consist of one third of the directors. The division of our Board into three classes with staggered three-year terms may delay or prevent a change of our management or a change in control of our Company. Our directors may be removed only for cause by the affirmative vote of the holders of at least two thirds in voting power of the outstanding shares of our capital stock entitled to vote in the election of directors.

Stockholders Agreement

In connection with our IPO in June 2020, we entered into the Stockholders Agreement with Searchlight and Rook, granting them certain board designation rights so long as they maintain a certain percentage of ownership of our outstanding common stock.

Pursuant to the Stockholders Agreement, Searchlight was entitled to designate for nomination by the Board up to two directors, apportioned among the classes, for as long as Searchlight beneficially owned, in the aggregate, 25% or more of our common stock; and one director for so long as Searchlight beneficially owned, in the aggregate, less than 25% but at least 10% of our common stock (the “Searchlight Director Nominees”).

Rook was entitled to designate for nomination by the Board two directors for so long as it beneficially owned in the aggregate 25% or more of all issued and outstanding shares of Class A common stock and one director for so long as Rook beneficially owned, in the aggregate, less than 25% but at least 10% of our Class A common stock (the “Rook Director Nominees”). As of April 13, 2026, Rook beneficially owned 28.4% of our Class A common stock. Rook has currently not designated a director for nomination by the Board. In addition, under the Stockholders Agreement, Rook and Searchlight had agreed to vote all of their outstanding shares of our common stock so as to cause the election of the Rook Director Nominees. The Stockholders Agreement allows for the Board to reject the nomination, appointment or election of a particular director if such nomination, appointment or election would constitute a breach of the Board’s fiduciary duties to our stockholders or does not otherwise comply with any requirements of our Amended and Restated Certificate of Incorporation, our Amended and Restated Bylaws, the Nominating and Corporate Governance Committee Charter or the Corporate Governance Guidelines.

The Stockholders Agreement will terminate upon the earlier to occur of (i) each of Searchlight and Rook cease to own any of our common stock, (ii) each of Searchlight and Rook cease to have board designation rights under the Stockholders Agreement or (iii) by unanimous consent of Searchlight and Rook. The rights and obligations of Searchlight under the Stockholders Agreement terminated after Searchlight ceased owning any shares of our common stock. Pursuant to the Transaction Agreement entered into on February 7, 2026, in connection with the Simplification Transactions, Rook waived certain rights under Section 4 of the Stockholders Agreement. For more information, see “Certain Relationships and Related Person Transactions-Stockholders Agreement.”

Family Relationships

There are no family relationships between or among any of our directors, executive officers or persons nominated or chosen to become a director or executive officer.

Director Independence

Sam Bakhshandehpour, Seth Dallaire, Karen Roter Davis, Jonathan Halkyard, and Sarah Grover each qualify as “independent” in accordance with the listing requirements of the New York Stock Exchange (the “NYSE”). In making these determinations, our Board reviewed and discussed information provided by the directors and us with regard to each director’s business and personal activities and relationships as they may relate to us and our management. Based on his or her relationship with the Company, each of Taylor Lauber and Nancy Disman does not qualify as independent under the NYSE Rules. For the periods during which they served on the Board in 2025, each of Donald Isaacman and Jared Isaacman did not qualify as independent under the NYSE Rules.

Controlled Company Exemption

As of December 17, 2025, we are no longer considered a “controlled company” for the purposes of the corporate governance standards of the NYSE rules. However, even though we are no longer a controlled company, we continue to qualify for, and may rely on, exemptions from certain corporate governance requirements that would otherwise provide protection to stockholders of other companies during a one-year transition period following the date on which we ceased to be a controlled company, or until December 17, 2026. For example, at times, we may not have a majority of independent directors on our Board, an entirely independent Nominating and Corporate Governance Committee or an entirely independent Compensation Committee, until such time as we are required to do so. Accordingly, you may not have the same protections afforded to stockholders of companies that are subject to all of these corporate governance requirements.

Director Candidates

The Nominating and Corporate Governance Committee is primarily responsible for searching for qualified director candidates for election to the Board and filling vacancies on the Board. To facilitate the search process, the Nominating and Corporate Governance Committee may solicit current directors and executives of the Company for the names of potentially qualified candidates or ask directors and executives to pursue their own business contacts for the names of potentially qualified candidates. The Nominating and Corporate Governance Committee may also consult with outside advisors or retain search firms to assist in the search for qualified candidates or consider director candidates recommended by our stockholders.

Once potential candidates are identified, the Nominating and Corporate Governance Committee reviews the backgrounds of those candidates, evaluates candidates’ independence from the Company and potential conflicts of interest and determines if candidates meet the qualifications desired by the Nominating and Corporate Governance Committee for candidates for election as a director. As of April 13, 2026, Searchlight beneficially owned no shares of our Class A common stock and is no longer entitled to designate a nominee for election to our Board. The rights and obligations of Searchlight under the Stockholders Agreement terminated after Searchlight ceased owning any shares of our common stock. As of April 13, 2026, Rook beneficially owned 28.4% of our Class A common stock and is currently entitled to designate two nominee for election to our Board.

Rook has currently not designated a director for nomination by the Board. Mr. Dallaire was initially recommended to the Nominating and Corporate Governance Committee for election to our Board by our Founder and former Chief Executive Officer, Jared Isaacman.

In evaluating the suitability of individual candidates (both new candidates and current Board members), the Nominating and Corporate Governance Committee, in recommending candidates for election, and the Board, in approving (and, in the case of vacancies, appointing) such candidates, will consider candidates who have a high level of personal and professional integrity, strong ethics and values and the ability to make mature business judgments. In evaluating director candidates, the Nominating and Corporate Governance Committee and the Board may also consider the following criteria as well as any other factor that they may deem to be relevant: experience in corporate management, such as serving as an officer or former officer of a publicly held company; strong finance experience; relevant social policy concerns; experience relevant to the Company’s industry; experience as a board member or executive officer of another publicly held company; relevant academic expertise or other proficiency in an area of the Company’s operations; diversity of expertise and experience in substantive matters pertaining to the Company’s business relative to other board members; broadness of background and perspective; practical and mature business judgment, including, but not limited to, the ability to make independent analytical inquiries; and any other relevant qualifications, attributes or skills. The Board evaluates each individual in the context of the Board as a whole, with the objective of assembling a group that can best perpetuate the success of the business and represent stockholder interests through the exercise of sound judgment using its diversity of experience in these various areas. In determining whether to recommend a director for re-election, the Nominating and Corporate Governance Committee may also consider the director’s past attendance at meetings and participation in and contributions to the activities of the Board. In addition, the Board will consider whether there are potential conflicts of interest with the candidate’s other personal and professional pursuits. Although the Nominating and Corporate Governance Committee and the Board do not have a separate diversity policy outside of the Corporate Governance Guidelines with respect to the evaluation of director candidates, in its evaluation of director candidates, the Nominating and Corporate Governance Committee and the Board will consider factors including, without limitation, issues of character, integrity, judgment, including individual qualities and attributes that contribute to the total inclusivity of viewpoints and experience represented on the Board.

Stockholders may recommend individuals to the Nominating and Corporate Governance Committee for consideration as potential director candidates by submitting the names of the recommended individuals, together with appropriate biographical information and background materials, to the Nominating and Corporate Governance Committee, c/o Secretary, Shift4 Payments, Inc., 3501 Corporate Parkway, Center Valley, Pennsylvania 18034. In the event there is a vacancy, and assuming that appropriate biographical and background material has been provided on a timely basis, the Nominating and Corporate Governance Committee will evaluate stockholder-recommended candidates by following substantially the same process, and applying substantially the same criteria, as it follows for candidates submitted by others.

Communications from Interested Parties

Anyone who would like to may contact the independent members of the Board, the Chairperson of the Board, any chairperson of a Board committee and the lead independent director, if any, about corporate governance, corporate strategy, Board-related matters or other substantive matters that our Chief Legal Officer and Chairperson of the Board consider to be important for the director(s) to know, by addressing any communications to the intended recipient by name or position in care of: Chief Legal Officer, 3501 Corporate Parkway, Center Valley, Pennsylvania 18034 or jfrankel@shift4.com.

All communications, including stockholder recommendations of director candidates, must be accompanied by the following information regarding the person submitting the communication:

•	if the person is a stockholder, a statement of the type and amount of the securities of the Company that the person holds;

•	if the person submitting the communication is not a stockholder and is submitting the communication as an interested party, the nature of the person’s interest in the Company; and

•	the address, telephone number and e-mail address, if any, of the person.

Communications that are deemed to comply with this policy and to be appropriate for delivery will be forwarded to the Board or the relevant director(s). Communications (i) regarding individual grievances or other interests that are personal to the party submitting the communication; (ii) regarding ordinary business operations; and (iii) containing offensive, obscene or abusive content are considered inappropriate for delivery to directors and will not be forwarded to them. The Chief Legal Officer may consult with the Chairperson of the Board and lead independent director, if any, when determining whether a communication is appropriate for delivery.

The Chief Legal Officer or his or her designee will send an acknowledgment of receipt to each Interested Party that submits a communication indicating that communications deemed to comply with this policy and to be appropriate for delivery to directors will be so delivered, but that it is not the practice of the directors to respond individually to the communications. Communications deemed to comply with this policy and to be appropriate for delivery will be delivered to the directors on a periodic basis, generally in advance of each regularly scheduled meeting of the Board.

Compensation Committee Interlocks and Insider Participation

The Compensation Committee currently consists of Sam Bakhshandehpour, Nancy Disman, Karen Roter Davis and Sarah Grover, with Mr. Bakhshandehpour serving as the Chair. Nancy Disman currently serves as an independent Advisor to the Company. No other member of our Compensation Committee is an officer or employee of the Company.

During 2025, none of our executive officers served as a member of the board of directors or compensation committee, or other committee serving an equivalent function, of any other entity that has one or more of its executive officers serving as a member of our Board or Compensation Committee.

Board Leadership Structure and Role in Risk Oversight

Our Amended and Restated Bylaws and Corporate Governance Guidelines provide our Board with flexibility to combine or separate the positions of Chairman of the Board and Chief Executive Officer in accordance with its determination that utilizing one or the other structure would be in the best interests of our Company. Currently, the roles are combined, with Taylor Lauber serving as Chairman of the Board and Chief Executive Officer.

The primary responsibilities of our Chairman of the Board include helping to develop board meeting schedules and agendas; working with other directors to provide the senior leadership feedback on the quality, quantity and timeliness of the information provided to the Board; presiding over Board meetings; representing the Board in communications with stockholders; providing input on the structure and design of the Board; and performing other duties as the Board may determine from time to time. Our Board has determined that combining the roles of Chairman of the Board and Chief Executive Officer is best for our Company and its stockholders at this time because it promotes unified leadership by Mr. Lauber given his deep knowledge of our business and strategy and ability to draw on that experience in order to provide the Board leadership to focus its discussions, review and oversight of the Company’s strategy, business and operating and financial performance and allows for a single, clear focus for management to execute such strategy, business and operating and financial performance goals. Our Board is comprised of individuals with extensive experience in finance, the payments industry and public company management. For these reasons and because of the strong leadership of Mr. Lauber, our Board has concluded that our current leadership structure is appropriate at this time.

Our Board will continue to periodically review our leadership structure and may make such changes in the future as it deems appropriate. The Board recognizes that one of its key responsibilities is to evaluate and determine its optimal leadership structure to provide robust oversight of management. The Board believes that, given the dynamic and competitive environment in which we operate, the optimal board leadership structure may vary as circumstances warrant. The Board periodically reviews its leadership structure to determine whether it continues to best serve the Company and its stockholders.

The Nominating and Corporate Governance committee of our Board is responsible for overseeing the Company’s succession plan for the Chief Executive Officer and other executive officer roles. We continually strive to foster the professional development of management and team members. As a result, we have developed what we believe to be a very experienced and strong group of leaders, with their performance subject to ongoing monitoring and evaluation, as potential successors to our senior management, including our Chief Executive Officer.

From time to time, the Company proactively engages with stockholders throughout the year to learn their perspectives on significant issues, and intends to continue to do so, including with respect to gathering stockholder perspectives on the Board’s leadership structure. Our Corporate Governance Guidelines provide that whenever the Chairman of the Board is also a member of management or is a director that does not otherwise qualify as an independent director, the independent directors may in their discretion elect a lead independent director whose responsibilities include, but are not limited to, presiding over all meetings of the Board at which the Chairman of the Board is not present, including any executive sessions of the independent directors; approving Board meeting schedules and agendas; and acting as the liaison between the independent directors and the Chairman of the Board, as appropriate. Jonathan Halkyard is currently our lead independent director.

Risk assessment and oversight are an integral part of our governance and management processes. The Board and its committees reassess the Company’s risk environment from time to time, and consult with outside parties as needed from time to time in addressing both current and anticipated future risks. Our Board does not have a standing risk management committee, but rather administers this oversight function directly through the Board as a whole, as well as through various standing committees of the Board that address risks inherent in their respective areas of oversight. The Board elects to retain direct oversight responsibility for risks that are most effectively overseen by simultaneously leveraging broader areas of director expertise. In particular, our Board is responsible for monitoring and assessing strategic risk exposure, including business continuity risks. The Board does not believe that its role in the oversight of our risks affects the Board’s leadership structure.
On a Board committee level, the Board’s Audit Committee is responsible for overseeing our financial and cybersecurity risk exposures and the steps our management has taken to monitor and control these exposures. The Audit Committee also monitors compliance with legal and regulatory requirements and considers and approves or disapproves any related person transactions. Our Nominating and Corporate Governance Committee oversees risks associated with the independence of the Board and potential conflicts of interest. Our Compensation Committee assesses and monitors whether any of our compensation policies and programs have the potential to encourage excessive risk taking.
Our Board encourages management to promote a culture that incorporates risk management into our corporate strategy and day-to-day
business operations. Management’s involvement in
day-to-day
risk management enables the Company’s disclosure committee, which consists of members of management, including our Chief Legal Officer, to assist our Chief Executive Officer and Chief Financial Officer in the effective design, establishment, maintenance, review and evaluation of the Company’s disclosure controls and procedures. The Company’s management, led by our Chief Executive Officer and executive team, including our Chief Legal Officer, implements and supervises day-to-day
risk management processes. Management discusses strategic and operational risks at regular management meetings and conducts specific strategic planning and review sessions during the year that include a focused discussion and analysis of the risks facing us. Throughout the year, senior management reviews these risks with the Board at regular Board meetings as part of management presentations that focus on particular business functions, operations or strategies, and presents the steps taken by management to mitigate or eliminate such risks.
Executive Sessions of
Non-Management
Directors
As provided in the Corporate Governance Guidelines, the independent directors meet, without non-independent
directors or management present on a regularly scheduled basis, but no less than twice per year.
Code of Business Conduct and Ethics
We have a written Code of Business Conduct and Ethics that applies to our directors, officers and employees, including our principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. We have posted a current copy of the Code of Business Conduct and Ethics on our investor relations website,
investors.shift4.com
, in the “
Governance
” section under “
Governance Documents
.” In addition, we intend to post on our website all disclosures that are required by law or the NYSE rules concerning any amendments to, or waivers from, any provision of the Code of Business Conduct and Ethics.
Insider Trading Compliance Policy; Anti-Hedging Policy
Our Board has adopted an Insider Trading Compliance Policy, which governs the purchase, sale and other dispositions of the Company’s securities while in possession of material nonpublic information and applies to all of our directors, officers and employees. The Company also follows internal procedures for the repurchase of its securities. The Company believes that its Insider Trading Compliance Policy and repurchase procedures are reasonably designed to promote compliance with insider trading laws, rules and regulations, and listing standards applicable to the Company. A copy of the Company’s insider trading policy was filed as Exhibit 19.1 to its Annual Report on Form
10-K
for the year ended December 31, 2025, filed with the SEC on February 27, 2026. Unless specifically approved in advance by the Company’s Chief Legal Officer, the policy prohibits our directors, officers and employees and any entities they control from purchasing financial instruments, such as prepaid variable forward contracts, equity swaps, collars and exchange funds, or otherwise engaging in transactions that hedge or offset, or are designed to hedge or offset, any decrease in the market value of the Company’s equity securities, or that may cause an officer, director or employee to no longer have the same objectives as the Company’s other stockholders.
Attendance by Members of the Board at Meetings
There were 4 meetings of the Board during the fiscal year ended December 31, 2025. During the fiscal year ended December 31, 2025, each director attended 75% or more of the aggregate of (i) the total number of meetings of the Board and (ii) the total number of the meetings of the committees on which the director served during the period in which he or she served as a director.
Under our Corporate Governance Guidelines, which is available on our investor relations website at
investors.shift4.com
, a director is expected to spend the time and effort necessary to properly discharge his or her responsibilities. Accordingly, a director is expected to regularly prepare for and attend meetings of the Board and all committees on which the director sits (including separate meetings of the independent directors), with the understanding that, on occasion, a director may be unable to attend a meeting. A director who is unable to attend a meeting is expected to notify the Chairperson of the Board or the chairperson of the appropriate committee in advance of such meeting and, whenever possible, participate in such meeting via teleconference. We do not maintain a formal policy regarding director attendance at the Annual Meeting; however, it is expected that absent compelling circumstances, directors will attend. All of our then incumbent directors attended our annual meeting of stockholders held in 2025.

COMMITTEES OF THE BOARD

Our Board has established an Audit Committee, a Compensation Committee and a Nominating and Corporate Governance Committee, each of which operates under a written charter that has been approved by our Board. The members of each of the Board committees and committee Chairpersons are set forth in the following chart.

Name	Audit	Compensation	Nominating and Corporate Governance
Sam Bakhshandehpour	X	Chair
Nancy Disman		X
Seth Dallaire			X
Karen Roter Davis	X	X	X
Sarah Grover		X	Chair
Jonathan Halkyard	Chair		X

Audit Committee

Our Audit Committee’s responsibilities include:

•	appointing, approving the fees of, retaining and overseeing our independent registered public accounting firm;

•	discussing with our independent registered public accounting firm their independence from management;

•	discussing with our independent registered public accounting firm any audit problems or difficulties encountered and management’s response;

•	approving all audit and permissible non-audit services to be performed by our independent registered public accounting firm;

•	discussing with management and our independent registered public accounting firm the interim and annual financial statements that we file with the SEC;

•

reviewing our policies on risk assessment and risk management, and oversight over the management of the Company’s financial risks and information technology risks, including cybersecurity and data privacy risks and discussion with management regarding the steps taken to monitor and control these risks;

•	reviewing related person transactions;

•

establishing procedures for the confidential anonymous submission of complaints regarding questionable accounting, internal controls or auditing matters, and for the confidential anonymous submission of concerns regarding questionable accounting or auditing matters; and

•	preparing the audit committee report required by the SEC rules (which is included on page 23 of this proxy statement).

The Audit Committee charter is available on our investor relations website at investors.shift4.com. The members of the Audit Committee are Karen Roter Davis, Sam Bakhshandehpour and Jonathan Halkyard. Mr. Halkyard serves as the Chair of the committee. Our Board has affirmatively determined that each of Ms. Davis, Mr. Bakhshandehpour and Mr. Halkyard is independent for purposes of serving on an audit committee under Rule 10A-3 promulgated under the Exchange Act (“Rule 10A-3”) and the NYSE Rules, including those related to Audit Committee membership. For the period during which he served on the Audit Committee in 2025,

Christopher Cruz qualified as independent for purposes of serving on an audit committee under Rule 10A-3 and the NYSE Rules, including those related to Audit Committee membership.

The members of our Audit Committee meet the requirements for financial literacy under the applicable NYSE Rules. In addition, our Board has determined that Mr. Halkyard qualifies as an “audit committee financial expert,” as such term is defined in Item 407(d)(5) of Regulation S-K. No Audit Committee member currently serves on the audit committee of more than three public companies.

The Audit Committee met 4 times in 2025.

Compensation Committee

Our Compensation Committee is responsible for assisting the Board in the discharge of its responsibilities relating to the compensation of our executive officers. In fulfilling its purpose, our Compensation Committee has the following principal duties:

•	reviewing and approving, or recommending for approval by the Board, the compensation of our CEO and our other executive officers;

•	reviewing and approving, or recommending for approval by the Board, our incentive compensation and equity-based plans, policies and programs;

•	reviewing and making recommendations to the Board with respect to director compensation;

•	reviewing and discussing annually with management our “Compensation Discussion and Analysis,” to the extent required;

•	reviewing and making recommendations to the Board regarding any employment agreements and any severance arrangements or plans; and

•	preparing the annual compensation committee report, to the extent required by SEC rules (which is included on page 69 of this proxy statement).

The Compensation Committee generally considers the Chief Executive Officer’s recommendations when making decisions regarding the compensation of non-employee directors and executive officers (other than the Chief Executive Officer). Pursuant to the Compensation Committee’s charter, which is available on our investor relations website at investors.shift4.com, the Compensation Committee has the authority to retain or obtain the advice of compensation consultants, legal counsel and other advisors to assist in carrying out its responsibilities. Since January 2021, the Compensation Committee has engaged Semler Brossy a compensation consulting firm, to assist in making decisions regarding the amount and types of compensation to provide our executive officers and non-employee directors. As part of this process, the Compensation Committee provided a compensation assessment comparing our compensation to that of a group of peer companies within our industry and met with the Compensation Committee to discuss our executive compensation and to receive input and advice. Semler Brossy reports directly to the Compensation Committee. The Compensation Committee has considered the adviser independence factors required under SEC rules as they relate to Semler Brossy and has determined that Semler Brossy’s work does not raise a conflict of interest.

The Compensation Committee may delegate its authority under its charter to one or more subcommittees as it deems appropriate from time to time.

The members of our Compensation Committee are Sam Bakhshandehpour, Karen Roter Davis, Nancy Disman and Sarah Grover. Mr. Bakhshandehpour serves as the Chair of the Compensation Committee. Until December 17, 2026, under the transition periods afforded by the NYSE Rules for companies that cease to qualify as a controlled company, the Committee members need not satisfy the independence requirements of the NYSE.

Each of Mr. Bakhshandehpour, Ms. Davis and Ms. Grover qualifies as an independent director under NYSE’s heightened independence standards for members of a compensation committee. Each of Mr. Bakhshandehpour, Ms. Davis and Ms. Grover qualifies as a “non-employee director” as defined in Rule 16b-3 of the Exchange Act. During the period during which he served on the Compensation Committee in 2025, Christopher Cruz qualified as independent under NYSE’s heightened independence standards for members of a compensation committee and qualified as a “non-employee director” as defined in Rule 16b-3 of the Exchange Act.

The Compensation Committee met 4 times in 2025.

Nominating and Corporate Governance Committee

Our Nominating and Corporate Governance Committee’s responsibilities include:

•	identifying individuals qualified to become Board members;

•	recommending to the Board the persons to be nominated for election as directors and to each Board committee;

•	developing and recommending to the Board corporate governance guidelines; and

•	overseeing an annual evaluation of the Board.

The Nominating and Corporate Governance Committee charter is available on our website at investors.shift4.com. The members of our Nominating and Corporate Governance Committee are Seth Dallaire, Karen Roter Davis, Sarah Grover and Jonathan Halkyard. Ms. Grover serves as the Chair of the Nominating and Corporate Governance Committee. Each of Mr. Dallaire, Ms. Davis, Ms. Grover and Mr. Halkyard qualifies as independent under the NYSE Rules. The Nominating and Corporate Governance Committee has the authority to consult with outside advisors or retain search firms to assist in the search for qualified candidates, or consider director candidates recommended by our stockholders.

The Nominating and Corporate Governance Committee met 4 times in 2025.

EXECUTIVE COMPENSATION

Compensation Discussion and Analysis

In this Compensation Discussion and Analysis (“CD&A”) set forth below, we provide an overview of the compensation awarded to or earned by our named executive officers (“NEOs”) identified in the Summary Compensation Table below during fiscal 2025. The following discussion and analysis detail the Company’s philosophy and policies regarding executive compensation, the process that is used to set executive compensation within the Company, the elements of our executive compensation program and the role of our compensation committee of our Board of Directors (the “Compensation Committee”) in setting executive compensation.

In 2025, our NEOs consisted of our principal executive officer, our principal financial officer, and our two other executive officers. With respect to fiscal year 2025, their positions were as follows:

•	Taylor Lauber, Chief Executive Officer;

•	Christopher N. Cruz, Chief Financial Officer;

•	Jordan Frankel, Chief Legal Officer;

•	Jared Isaacman, former Chief Executive Officer; and

•	Nancy Disman, former Chief Financial Officer.

We had no other NEOs with respect to fiscal year 2025.

On June 4, 2025, Mr. J. Isaacman resigned from his role as the Company’s Chief Executive Officer in connection with his nomination by President Donald Trump to be the next Administrator of NASA. As of June 5, 2025, Mr. J. Isaacman was appointed as the Executive Chairman of the Board, remaining an executive officer and Class I member of the Board. As of June 5, 2025, Mr. Lauber was appointed as the new Chief Executive Officer and the Company’s principal executive officer, and appointed by the Board to serve as a Class I member of the Board. On December 18, 2025, Mr. J. Isaacman was sworn in as the 15th Administrator of NASA. Upon the ratification and confirmation of his nomination by the U.S. Senate, Mr. J. Isaacman resigned as the Executive Chairman of the Board, a Class I member of the Board, and a member of the Board’s Nominating and Corporate Governance Committee. On December 17, 2025, the Board appointed Mr. Lauber as Chairman of the Board.

On August 5, 2025, Ms. Disman informed the Company of her intent to resign from her position as the Company’s Chief Financial Officer effective September 1, 2025 and serve as a Senior Advisor to transition her responsibilities through January 2, 2026, at which time she retired from the Company. On August 5, 2025, the Board appointed Mr. Cruz as the Company’s Chief Financial Officer and designated him as the principal financial officer, effective as of September 1, 2025.

This discussion may contain forward-looking statements that are based on our current plans, considerations, expectations and determinations regarding future compensation programs. Actual compensation programs that we adopt may differ materially from the currently planned programs summarized in this discussion.

Executive Summary

2025 Performance Highlights and Pay for Performance

Our executive compensation programs are designed to deliver pay in accordance with corporate and individual performance, with higher pay for superior performance and lower pay for underperformance. We believe that the compensation of our NEOs for fiscal year 2025 was aligned with the Company’s performance during 2025 because our program is weighted heavier towards equity rather than cash compensation. We believe this rewards our executives for long-term shareholder value creation. The primary objectives of our program are:

•	Attract and retain executives who have requisite leadership skills to support the Company’s culture, accomplish strategic priorities and create shareholder value;

•	Maximize long-term shareholder value through alignment of executive shareholder interests; and

•	Provide total compensation opportunities that are anchored to a competitive pay assessment.

To align pay with performance, a significant portion of our NEOs’ compensation is delivered in the form of equity awards and annual cash incentives, each of which depends on our actual performance. For fiscal year 2025, approximately 92% of our NEOs’ total target compensation was in the form of restricted stock units (“RSUs”), which, in the case of our NEOs other than our former Chief Executive Officer, are eligible to vest based on continued service, and in the case of our former Chief Executive Officer, vest immediately. Approximately 91% of our CEO’s total target compensation was in the form of RSUs.

2025 Compensation Highlights

Consistent with our compensation philosophy, key compensation decisions for 2025 included the following:

•

Base Salaries, Target Annual Cash Incentive Opportunities and Equity-Based Long-Term Incentives. The 2025 base salaries and target bonuses for our NEOs remained level from the prior year, and in conjunction with annual equity grants of RSUs, provide competitive total pay for each executive.

•

Annual Cash Incentives. For 2025, our Compensation Committee selected performance goals for our performance-based annual bonus program that were intended to promote our business plan and short-term goals, including with respect to our core reportable metrics (the “Metrics”)

o	Volume, with a threshold of $158.8 billion, target of $211.7 billion and a maximum of $264.6 billion;

o	Gross Revenue less network fees, with a threshold of $1,289.3 million, target of $1,719.1 million and a maximum of $2,148.9 million; and

o	Adjusted EBITDA, with a threshold of $641.6 million, target of $855.4 million and a maximum of $1,069.3 million.

See Appendix A for a description of these Metrics.

•

Actual performance against the Metrics was $204.5 billion for Volume, $1,673.0 million for Gross Revenue less network fees and $825.4 million for Adjusted EBITDA. This performance resulted in 96.8% performance against target goals and as a result, such annual bonuses to the NEOs at 100% of target.

•

Equity-Based Long-Term Incentives. In 2025, we granted approximately 92% of our NEOs’ direct compensation as equity-based compensation in the form of RSUs. The number of RSUs granted was determined by the Compensation Committee, which considered the financial results against the Metrics, as well as general market conditions, strategic direction of the company, and operational execution. The scoring framework used to evaluate performance included Result v. Plan (66.67%), strategic direction (16.67%), and operational execution (16.67%), ensuring a comprehensive assessment of both quantitative and qualitative aspects of performance. We believe that RSUs effectively align the interests of our executives with those of our stockholders by directly linking compensation to the value of our common stock. In addition, we believe that RSUs provide additional retentive value given the three-year vesting schedule (in the case of our NEOs other than our former Chief Executive Officer) and the long-term potential upside of this pay vehicle.

Compensation Governance and Best Practices

We are committed to having strong governance standards with respect to our compensation programs, procedures and practices. Our key compensation practices include the following:

What We Do		What We Do Not Do
✓	Emphasize performance-based, at-risk compensation.	X	Do not grant uncapped cash incentives or guaranteed equity compensation.
✓	Emphasize the use of equity compensation to promote executive retention and reward long-term value creation.	X	Do not provide any compensation-related tax gross-ups.
✓	Weigh the overall pay mix towards incentive compensation for senior executives.	X	No excessive perquisites for executives.
✓	Engage an independent compensation consultant to advise our Compensation Committee.
✓	Incorporate robust stock ownership guidelines for executives and directors to promote long-term ownership of company stock.
✓	Hold Say on Pay vote on executive compensation practices annually.

Executive Compensation Objectives and Philosophy

Compensation programs for Mr. Lauber, our current Chief Executive Officer are developed by the Compensation Committee, and may be approved by the Compensation Committee, or if, directed by our Board, in conjunction with a majority of the independent directors of the Board. Compensation programs for our NEOs (other than Mr. Lauber) are developed by the Compensation Committee in conjunction with input from Mr. Lauber and are intended to align with our compensation principles above as well as being fair, simple and performance driven:

•	Fairness is achieved by having compensation programs that are equitable across similarly situated employees;

•	Simplicity manifests in a compensation program that provides reasonable cash compensation and meaningful equity awards that align executives with long-term shareholder interests; and

•

Performance alignment is created through a combination of annual cash incentives and RSUs that are granted based on a determination of performance which considers the financial performance against the Metrics and individual performance criteria categories as described in section below titled “2025 Equity Grants.” These RSUs vest over a three-year period for NEOs other than our former Chief Executive Officer, whose award vested immediately, and link executives’ financial opportunities to shareholder value and Company performance.

Equity is the main driver of market positioning for the executive group, as equity grants are intended to bring the CEO and other NEOs to desired market positioning levels. Further discussion of CEO compensation can be found in the section titled “2025 CEO Compensation.”

The key objective in our executive compensation program is to attract, motivate and reward leaders who create a dynamic and collaborative environment and have the skills and experience necessary to successfully execute on our strategic plan to maximize stockholder value. Our executive compensation program is designed to:

•	Attract and retain talented and experienced executives in a competitive and dynamic market;

•	Motivate our NEOs to help our Company achieve the best possible financial and operational results;

•	Provide reward opportunities consistent with our performance on both a short-term and long-term basis; and

•	Align the long-term interests of our NEOs with those of our stockholders.

We strive to set our overall total compensation at a competitive level. Executives may be compensated above or below the targeted market position based on factors such as experience, performance, scope of position and the competitive demand for proven executive talent, as described further below under “Determination of Executive Compensation.”

Determination of Executive Compensation

Role of Board of Directors, Compensation Committee and Executive Officers

The Compensation Committee is responsible for establishing and overseeing our executive compensation programs and annually reviews and determines the compensation to be provided to our NEOs, other than with respect to our Chief Executive Officer, whose compensation is determined by the Board in concert with the Compensation Committee. The CEO is not present during deliberations regarding his own pay.

In setting executive compensation, the Compensation Committee considers a number of factors, including the recommendations of our Chief Executive Officer (other than with respect to the Chief Executive Officer’s own compensation), current and past total compensation, competitive market data and analysis provided by the Compensation Committee’s independent compensation consultant, Company performance and each executive’s impact on performance, each executive’s relative scope of responsibility and potential, each executive’s individual performance and demonstrated leadership and internal equity pay considerations. Our Compensation Committee determined the size and terms and conditions of the RSU grants made to our NEOs, incorporating performance and market data for similarly situated executives at peer companies. Our Chief Executive Officer’s recommendations are based on his evaluation of each other NEO’s individual performance and contributions, of which our Chief Executive Officer has direct knowledge. Our Board makes decisions regarding our Chief Executive Officer’s compensation, following recommendation from the Compensation Committee.

Role of Compensation Consultant

In order to design a competitive executive compensation program that will continue to attract top executive talent and reflect our compensation philosophy, our Compensation Committee has retained Semler Brossy as an independent compensation consultant to provide executive compensation advisory services, help evaluate our compensation philosophy and objectives and provide guidance in administering our executive compensation program. The Compensation Committee has evaluated Semler Brossy’s independence pursuant to the requirements of NYSE and SEC rules and has determined that Semler Brossy does not provide any services other than compensation related services to us and that Semler Brossy does not have any conflicts of interest in advising the Compensation Committee.

The Compensation Committee also considers the results of the annual advisory vote on the compensation of the named executive officers (“Say-on-Pay”) to ensure our executive compensation programs are aligned with the interests of our stockholders. At the 2025 annual meeting of shareholders, our stockholders approved our Say-on-Pay proposal with approximately 98.8% of the votes cast “For” such approval. The Compensation Committee believes this level of support indicates that the substantial majority of stockholders view our executive compensation program as being well aligned with our stockholders’ expectations.

Peer Group Determination

To determine the competitiveness of the NEOs’ compensation, our Compensation Committee, with assistance from Semler Brossy and input from the CEO, reviews the compensation practices and pay levels of our compensation peer group.

In developing this peer group, the Compensation Committee considered:

•	The competitive market for talent;

•	Scale and complexity (focus on companies within a reasonable revenue and market value range with similar growth characteristics);

•	Proximity to IPO (with a preference for companies of similar public maturity); and

•	Company business characteristics (for example, newly public payments companies, payments-adjacent companies with similar high growth characteristics, etc.).

After considering the above factors, the Compensation Committee approved the following peer group for 2025 compensation decisions:

ACI Worldwide	Affirm	Broadridge Financial
Corpay	Euronet Worldwide	GoDaddy
Jack Henry	Nuvei	Toast, Inc.
Trip Advisor	Tyler Technologies	WEX
Yelp

Data from this group helped to inform cash pay levels for executives in 2025 and the size of equity grants made to executives in 2025 and 2026 was determined in June 2024 (see section titled “2025 Equity Grants” below for more detail on these equity grants).

As of June 2024, as compared to such peer group, we were positioned above the median for revenue for the preceding four quarters and below the median for 30-day average market cap.

In October 2024, Semler Brossy provided an analysis of data derived from members of our peer group. For 2025, the Compensation Committee used Semler Brossy’s analysis to help structure a competitive executive compensation program, position executive compensation by considering market data and make individual compensation decisions based on comparable positions at companies with which we compete for talent. While the Compensation Committee does not establish compensation levels solely based on a review of competitive data or benchmark to any particular level, it believes such data is a useful tool in its deliberations as our compensation policies and practices must be competitive in the marketplace for us to be able to attract, motivate and retain qualified executive officers.

Elements of the Company’s Executive Compensation Program

Compensation for each named executive officer generally consisted of a base salary, annual cash incentive (other than for Mr. J. Isaacman), equity compensation, standard employee benefits and a retirement plan, as well as Company contributions to the retirement plan (other than for Messrs. J. Isaacman and Lauber). These elements (and the amounts of compensation and benefits under each element) were selected because we believe they are necessary to help us attract and retain executive talent which is fundamental to our success. Below is a more detailed summary of the current executive compensation program as it relates to our NEOs.

Salaries

The NEOs receive a base salary to compensate them for services rendered to our Company. The base salary payable to each NEO is intended to provide a fixed component of compensation reflecting the NEO’s skill set, experience, role and responsibilities. Each NEO’s initial base salary was provided as agreed to and approved by the Compensation Committee. Effective June 5, 2025, in connection with his promotion to CEO, Mr. Lauber’s annual base salary increased from $350,000 to $600,000. The actual base salaries paid to each NEO for 2025 are set forth below in the “Summary Compensation Table” in the column entitled “Salary.”

Name	Fiscal Year 2025 Annual Base Salary Rate (as of December 31, 2025) ($)
Taylor Lauber	$600,000
Christopher N. Cruz	$500,000
Jordan Frankel	$350,000
Jared Isaacman	—
Nancy Disman	$350,000

Cash Incentive Compensation

Each of our NEOs (except for the former Chief Executive Officer) participates in our annual cash incentive program. For all NEOs (except for the former Chief Executive Officer), target annual incentive levels did not change from 2024 to 2025 and are set at $225,000. Payouts under our annual cash incentive program are made based on input from the Chief Executive Officer and the Compensation Committee on performance against a variety of factors, including financial performance against the Metrics. After considering performance against the financial goals as well as an assessment of qualitative factors of performance including general market conditions and success on other strategic goals, the Chief Executive Officer recommended and the Compensation Committee approved annual incentive payouts at the target level for all the NEOs, except the former Chief Executive Officer who did not receive an annual cash incentive payment.

In connection with Mr. Lauber’s appointment to Chief Executive Officer, Mr. Lauber has the opportunity to earn an annual bonus equal to 100% of base salary. The actual annual cash incentives awarded to each named executive officer, other than for Mr. J. Isaacman who was not entitled to a cash bonus, for 2025 performance are set forth below in the “Summary Compensation Table” in the column entitled “Non-Equity Incentive Compensation” and described below under “-Employment Agreements.”

Equity Compensation

2025 Equity Grants

Annual grants made in 2025 to our NEOs (other than Mr. Cruz, who had not yet commenced employment) are reflective of individual and Company performance during 2024. Our grant structure consists of (i) structural annual equity awards made each year to promote stability in the pay program for the NEOs (except for our former Chief Executive Officer) and (ii) additional equity grants that vary in size based on individual and Company performance during 2024. Such awards were granted on February 20, 2025 and are shown in the “Summary Compensation Table” and the “Grants of Plan-Based Awards” tables below.

Following the conclusion of the fiscal year, the Compensation Committee reviews a variety of factors to determine the values of both the structural annual equity awards, and any additional equity grants, including Company performance against our financial goals from the prior fiscal year, success on strategic goals, market pay levels and individual performance against performance criteria, informed by discussions with our Chief Executive Officer. Additional equity grants made to our NEOs based on performance during fiscal year 2024 could range around target performance by +/-20% from threshold to maximum performance based on performance criteria categories that focused primarily on financial results against the Metrics (weighted 66.67%

of overall payout) with additional consideration given to strategic direction and operational excellence (each metric weighted at 16.67% of the overall grant outcome). Final outcomes are determined based on discretionary input from the Chief Executive Officer and the Compensation Committee. Target total equity grants to executives show a year-over-year increase for the CEO and generally remain constant for all other NEOs, which are intended to position total pay more competitively to market pay levels.

The table below outlines the equity grant structure for 2025 intended to be granted for performance during 2024 (figures shown in the table represent $000s):

Name	Structural Equity Grant	2025 Equity Grant Structure Additional Equity Grant Performance			Actual Additional Equity Granted	Actual Total Equity Granted
		Thres.	Range Target	Max.
Taylor Lauber	$350	$5,270	$6,590	$7,910	$7,910	$8,260
Jordan Frankel	$350	$2,000	$2,500	$3,000	$3,000	$3,350
Jared Isaacman	$600	$8,280	$10,350	$12,420	$12,420	$13,020
Nancy Disman	$350	$2,000	$2,500	$3,000	$3,000	$3,350

Mr. J. Isaacman’s RSUs were fully vested on the date of grant. Ms. Disman and Messrs. Lauber and Frankel’s RSUs vest in three equal annual installments of one-third each on the first three anniversaries of the date of grant, subject to continued employment through each vesting date.

2026 Equity Grants

We made our annual grants based on individual and Company performance in 2025 on February 27, 2026. The Company conducted the same process for these grants as it did for the grants in 2025 but eliminated the structural equity grant component. The financial results against the Metrics were weighted 66.67% of overall payout, with additional consideration given to strategic direction and operational excellence (each metric weighted at 16.67% of the overall grant outcome).

The table below outlines 2026 equity grants intended to be granted for performance during 2025 (figures shown in the table represent $000s):

Name	2026 Equity Grant Structure Additional Equity Grant Performance			Actual Total Equity Granted
	Thres.	Range Target	Max.
Taylor Lauber	$7,840	$9,800	$11,760	$9,800
Christopher N. Cruz	$604	$755	$898	$755
Jordan Frankel	$2,280	$2,580	$3,420	$2,755
Jared Isaacman	$—	$—	$—	$—
Nancy Disman	$2,680	$3,350	$4,020	$3,350

For each of the NEOs who received an annual grant in February 2026, the RSUs vest in three equal annual installments of one-third each on the first three anniversaries of the date of grant, subject to continued employment through each vesting date.

One-time Equity Grants for Messrs. Lauber, Cruz and J. Isaacman

On June 17, 2025, the Company granted a one-time special equity award to Mr. Lauber in recognition of his appointment as Chief Executive Officer. He received 31,107 RSUs with a grant date fair value of $2,860,000. Mr. Lauber’s RSUs vest in three equal annual installments of one-third each, on the first three anniversaries of June 5, 2025, subject to Mr. Lauber’s continued employment through each vesting date.

On August 6, 2025, Mr. Cruz received two one-time special equity awards in recognition of his appointment as Chief Financial Officer. He received 121,655 RSUs with a grant date fair value of $10,000,000, which vests in three equal annual installments of one-third each on the first three anniversaries of August 5, 2025, subject to Mr. Cruz’s continued employment through each vesting date. He also received 97,324 RSUs with a grant date fair value of $8,000,000, which vests in two equal annual installments of one-half each on the fourth and fifth anniversaries of August 5, 2025, subject to Mr. Cruz’s continued employment through each vesting date.

On December 8, 2025, Mr. J. Isaacman received a one-time special equity award in consideration of his contributions during 2025 and due to the unique circumstances of his resignation to accept the position of the Administrator of NASA. He received 127,620 RSUs that were fully vested on the date of grant.

March 2026 Performance Stock Units

On March 2, 2026, the Company granted performance stock units (“PSUs”) to Messrs. Lauber, Cruz and Frankel, pursuant to which the PSUs are eligible to vest based upon the Company’s achievement of hitting certain adjusted free cash flow targets that will be measured based on the fourth quarter of 2027, determined in connection with the determination for the Company’s 2027 Form 10-K. To the extent any targets are achieved, the PSUs will vest on the date of such determination. The vesting shall be as follow: if the adjusted free cash flow per share is between $2.19 and $2.429, 50% of the PSUs shall vest, if the extent the adjusted free cash flow per share is between $2.43 and $2.67, 100% of the PSUs shall vest and if the adjusted free cash flow per share is greater than $2.67, 150% of the PSUs shall vest, subject to the named executive officer’s continued service through the vesting date. The table below shows the number of PSUs granted to each of Messrs. Lauber, Cruz and Frankel.

Name	Number of PSUs at target	Target Grant Value of PSUs at target ($)
Taylor Lauber	79,419	3,500,000
Christopher Cruz	34,037	1,500,000
Jordan Frankel	34,037	1,500,000

2020 Incentive Award Plan

We maintain the Amended and Restated 2020 Incentive Award Plan (the “2020 Plan”) in order to facilitate the grant of cash and equity incentives to directors, employees (including our NEOs), and consultants of our Company and certain of its affiliates and to enable our Company and certain of its affiliates to obtain and retain services of these individuals, which is essential to our long-term success. The maximum number of shares of common stock reserved under the 2020 Plan is 12,802,592 shares of our common stock. The 2020 Plan provides for an annual increase on the first day of each calendar year beginning January 1, 2023 and ending on and including January 1, 2032, equal to the lesser of (A) 2.0% of the shares of our common stock outstanding (on an as-converted basis, taking into account any and all securities convertible into, or exercisable, exchangeable or redeemable for, shares of common stock (including LLC Interests of Shift4 Payments, LLC)) on the last day of the immediately preceding fiscal year and (B) such smaller number of shares of common stock as determined by the Board; provided that no more than 7,500,000 shares of our common stock may be issued upon the exercise of incentive stock options. As of December 31, 2025, 1,940,436 RSUs were outstanding under the 2020 Plan. The 2020 Plan provides our employees (including the NEOs), consultants, non-employee directors and other service providers and those of our affiliates the opportunity to participate in the equity appreciation of our business through the receipt of incentive and equity-based awards.

2025 CEO Compensation

Mr. Lauber’s compensation package is comprised of base salary, an annual cash incentive award, equity-based awards and certain perquisites as described below under “Employee Benefits and Perquisites.” Mr. Lauber also participated in the Company’s benefit plans.

In fiscal year 2025, Mr. Lauber received the following compensation:

•

Base Salary: $454,423, reflecting Mr. Lauber’s annual base salary of $350,000 prior to his appointment as Chief Executive Officer and his annual base salary of $600,000 following his appointment, pro-rated for the portion of the fiscal year served at each rate

•	Annual Cash Incentive: $600,000

•	RSU Grants (Grant Date Fair Value):

o	$8,260,000 (granted in 2025 based on 2024 performance)

o	$2,860,000 (granted as the Initial CEO RSU Award (defined below) under Mr. Lauber’s employment agreement with the Company)

RSU grant levels for the Chief Executive Officer were decided in conjunction with our year-end compensation decisions based on individual and Company performance from the prior fiscal year (in this case, 2024). Mr. Lauber’s total equity grant level in February 2025 was variable, at-risk compensation which was determined solely at the discretion of the Compensation Committee based on the same process and performance criteria buckets used to determine the additional equity awards made to other NEOs as described above in the “2025 Equity Grants” section. RSUs for performance during the fiscal year are granted in the first quarter of the following fiscal year, consistent with grant timing for RSUs granted to the other NEOs.

The Initial CEO RSU Award (as defined below) of $2,860,000 was granted in connection with Mr. Lauber’s appointment as Chief Executive Officer pursuant to Mr. Lauber’s employment agreement with the Company and was intended to provide an additional retention incentive and to align Mr. Lauber’s compensation with market pay levels for the Chief Executive Officer role. Mr. Lauber’s annual equity grant for fiscal year 2026 has a target aggregate value of $9,800,000 pursuant to his employment agreement.

2025 Former CEO Compensation

Mr. J. Isaacman’s annual cash compensation was comprised only of base salary and certain perquisites as described below under “Employee Benefits and Perquisites,” as, unlike our other NEOs, he did not receive an annual cash incentive award. Mr. J. Isaacman’s compensation package is comprised almost entirely of equity, which was intended to align him further with shareholders given his previous position as the largest shareholder in the Company. Mr. J. Isaacman also participated in the Company’s benefit plans.

In fiscal year 2025, Mr. J. Isaacman received the following compensation:

•	Base Salary: $47,885 (reflecting Mr. J. Isaacman’s annual base salary of $50,000 pro-rated for the portion of the fiscal year served as CEO and Executive Chair)

•	RSU Grant (Grant Date Fair Value):

•	$13,020,000 (granted in 2025 based on 2024 performance)

•	$8,525,000 (granted at the end of 2025 based on year-to-date 2025 performance as CEO and Executive Chairman, respectively)

RSU grant levels for the former Chief Executive Officer were decided in conjunction with our year-end compensation decisions based on individual and Company performance from the prior fiscal year (in this case, 2024). Mr. J. Isaacman’s total equity grant level in February 2025 was variable, at-risk compensation which was determined solely at the discretion of the Compensation Committee based on the same process and performance criteria buckets used to determine the additional equity awards made to other NEOs as described above in the “2025 Equity Grants” section. RSUs for performance during the fiscal year are granted in the first quarter of the following fiscal year, consistent with grant timing for RSUs granted to the other NEOs. The RSU grant was intended to position pay levels for Mr. J. Isaacman at a desired level of market competitiveness; as such, Mr. J. Isaacman’s pay levels were reviewed by the Compensation Committee and the independent compensation consultant to ensure alignment with market pay levels consistent with the approach taken with NEOs.

In February 2025, Mr. J. Isaacman was awarded an RSU award worth $13,020,000 based on individual and company performance during 2024. Additionally, in December 2025, Mr. J. Isaacman was awarded an RSU award worth $8,525,000 based on year-to-date individual and company performance during 2025. The process used for determining the size of these awards was consistent with how equity awards are determined for the other NEOs, which includes an additional equity grant based on performance and is described in more detail in the “2025 Equity Grants” section above.

Other Elements of Compensation

Retirement Plans

We maintain a 401(k)-retirement savings plan, or the 401(k) Plan, for our employees, including our NEOs, who satisfy certain eligibility requirements. Our NEOs are eligible to participate in the 401(k) Plan on the same terms as other full-time employees. The Internal Revenue Code of 1986, as amended (the “Code”) allows eligible employees to defer a portion of their compensation, within prescribed limits, on a pre-tax basis through contributions to the 401(k) Plan. Currently, we match contributions made by participants in the 401(k) Plan up to a specified percentage of the employee contributions, and these matching contributions vest over a period of time. We believe that providing a vehicle for tax-deferred retirement savings through our 401(k) Plan, and making matching contributions, adds to the overall desirability of our executive compensation package and further incentivizes our employees, including our NEOs, in accordance with our compensation policies. We do not maintain any defined benefit pension plans or deferred compensation plans for our NEOs.

Restricted Stock Units Retirement Policy

In our handbook, we provide for a retirement policy, pursuant to which employees who met certain age and length of service requirements for retirement benefits are eligible to retain their unvested RSUs upon retirement and such RSUs remain eligible to vest in accordance with the original vesting schedule. Under this policy, an employee is retirement eligible if they have either (i) twenty years of service, with at least five of those years with the Company or (ii) ten years of service, with at least five of those years with the Company and are at least age sixty-five.

Employee Benefits and Perquisites

Health/Welfare Plans

All of our full-time employees, including our NEOs, are eligible to participate in our health and welfare plans, including:

•	medical, dental and vision benefits;

•	medical and dependent care flexible spending accounts;

•	short-term and long-term disability insurance; and

•	life insurance.

In addition, the Company paid automobile leasing payments, automobile insurance and supplemental life insurance premiums and legal fees, for the benefit of Mr. J. Isaacman, paid an automobile allowance for Ms. Disman and pays an automobile allowance for Messrs. Frankel and Lauber, each as set forth in the Summary Compensation Table, below. Messrs. J. Isaacman and Lauber were also provided with a driver for security and productivity reasons.

We believe the perquisites and other benefits described above are necessary and appropriate to provide a competitive compensation package to our NEOs.

No Tax Gross-Ups

We do not make gross-up payments to cover our NEOs’ personal income taxes that may pertain to any of the compensation or perquisites paid or provided by the Company.

Derivatives Trading, Hedging, and Pledging Policies
Our Insider Trading Policy provides that no employee, officer, or director may acquire, sell, or trade in any interest or position relating to the future price of Company securities, such as a put option, a call option or a short sale, or engage in hedging transactions. In addition, our Insider Trading Policy provides that no employee, officer, or director may pledge Company securities as collateral to secure loans. This prohibition means, among other things, that these individuals may not hold Company securities in a “margin” account, which would allow the individual to borrow against their holdings to buy securities. An exception to this policy may be granted by the General Counsel. Note that the Company does not restrict the pledging of shares of the Company’s Class B Common stock and Class C common stock units of Shift4 Payments, LLC (“
Shift4, LLC
”) (including shares of Class A common stock of the Company issuable upon the redemption or exchange of such common units pursuant to Shift4 LLC’s operating agreement, dated June 4, 2020) to secure margin or other loans and any foreclosure by a lender with respect to such securities.
Discussion of Equity Unit Award Grant Timing
The Compensation Committee grants equity-based awards from time to time, including RSUs, to our executive officers and other key employees. The Company also grants equity awards in the form of restricted stock unit awards to the non-employee
members of the Board of Directors on an annual basis following the annual meeting of shareholders. The Company also has the discretion to grant RSUs up to a certain amount. The Compensation Committee may make off cycle equity awards from time to time on an as-needed
basis as circumstances warrant. The Company does not time the disclosure of material non-public
information for the purpose of affecting the value of executive compensation.
Section 409A
The Compensation Committee takes into account whether components of the compensation for our executive officers will be adversely impacted by the penalty tax imposed by Section 409A of the Code, and aims to structure these components to be compliant with or exempt from Section 409A to avoid such potential adverse tax consequences.
Section 162(m)
Section 162(m) of the Code disallows a tax deduction to public companies for compensation in excess of $1 million paid to “covered employees,” which generally includes all NEOs. While the Compensation Committee may take the deductibility of compensation into account when making compensation decisions, the Compensation Committee will award compensation that it determines to be consistent with the goals of our executive compensation program even if such compensation is not deductible by us.
“Golden Parachute” Payments
Sections 280G and 4999 of the Code provide that certain executive officers and other service providers who are highly compensated or hold significant equity interests may be subject to an excise tax if they receive payments or benefits in connection with a change in control of the Company that exceeds certain prescribed limits, and that we, or a successor, may forfeit a tax deduction on the amounts subject to this additional tax. While the Compensation Committee may take the potential forfeiture of such tax deduction into account when making compensation decisions, it will award compensation that it determines to be consistent with the goals of our executive compensation program even if such compensation is not deductible by us. We do not provide any tax gross-ups
to cover excise taxes under Section 4999 in connection with a change in control.
Stock Ownership Guidelines
Stock Ownership guidelines for executives and directors, which were adopted in October of 2022, require stock ownership at the following levels:

•	CEO: $6.75MM in value

•	NEOs: 3.0x Base Salary

•	Directors: 5.0x Cash Retainer

Executives and directors are generally required to reach these requirements no later than the fifth anniversary of his or her (i) appointment as an executive officer (including, for the avoidance of doubt, his or her internal promotion to an executive officer position) or director, or (ii) designation as a participant in the guideline policy. Executives and directors who do not meet this requirement in the proposed timeline are generally required to hold 50% of shares granted net of taxes until guidelines are met. Shares owned outright and net value of unvested time-based restricted stock are included in the calculations towards ownership guidelines.

Incentive Compensation Recoupment Policy

We have adopted a compensation recovery policy that requires the recovery of certain erroneously paid incentive compensation received by our Section 16 officers on or after August 1, 2023, as required by SEC rules and NYSE Listing Standards implemented pursuant to the Dodd-Frank Act, and which can be recovered from time-vesting or performance-vesting equity compensation (in addition to other forms of compensation).

Accounting for Share-Based Compensation

We follow Financial Accounting Standard Board Accounting Standards Codification Topic 718 (“ASC Topic 718”), for our share-based compensation awards. ASC Topic 718 requires companies to measure the compensation expense for all share-based payment awards made to employees and directors, including stock options and RSUs, based on the grant date “fair value” of these awards. This calculation is performed for accounting purposes and reported in the compensation tables below, even though our NEOs may never realize any value from their awards.

Executive Compensation Tables

Summary Compensation Table

The following table sets forth information concerning the compensation of our NEOs for our fiscal years ended December 31, 2023, December 31, 2024 and December 31, 2025.

Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards ($)(1)	Non-Equity Incentive Plan Compensation ($)	All Other Compensation ($)(2)	Total ($)

Taylor Lauber Chief Executive Officer	2025	454,423	—	11,120,000	600,000	36,741	12,211,164
	2024	350,000	—	6,030,000	225,000	32,491	6,637,491
	2023	350,000	—	6,039,993	225,000	32,491	6,647,484
Christopher N. Cruz(3) Chief Financial Officer	2025	173,077	—	18,000,000	500,000	269,192	18,942,269
	2024	—	—	—	—	—	—
	2023	—	—	—	—	—	—

Name and Principal Position	Year	Salary ($)	Bonus ($)		Stock Awards ($)(1)	Non-Equity Incentive Plan Compensation ($)	All Other Compensation ($)(2)	Total ($)
Jordan Frankel Chief Legal Officer	2025	350,000	—		3,350,000	225,000	27,083	3,952,083
	2024	350,000	—		2,350,000	225,000	26,921	2,951,921
	2023	350,000	—		2,349,997	225,000	23,292	2,948,289
Jared Isaacman Former Chief Executive Officer	2025	47,885	—		21,545,000	—	159,772	21,752,657
	2024	50,000	—		9,050,000	—	373,198	9,473,198
	2023	50,000	—		8,449,978	—	436,931	8,936,909
Nancy Disman Former Chief Financial Officer	2025	350,000	200,000	(4)	3,350,000	225,000	58,675	4,183,675
	2024	350,000	500,000		2,350,000	225,000	64,311	3,489,311
	2023	350,000	500,000		2,349,997	225,000	63,810	3,488,807

(1)

Amounts reflect the full grant-date fair value of RSUs granted during 2025 computed in accordance with ASC Topic 718, rather than the amounts paid to or realized by the named individual. We provide information regarding the assumptions used to calculate the value of all restricted stock unit awards and option awards made to executive officers in Note 19 to our audited consolidated financial statements included in the 2025 Form 10-K.

(2)

For Mr. Lauber, amount reflects automobile lease payments of $32,491 and the incremental cost of his personal use of a driver of $4,250. The incremental cost of Mr. Lauber’s personal use of drivers is calculated by prorating the drivers’ aggregate salaries by 50%. For Mr. Cruz, amount reflects cash payments of $57,634 and stock awards of $210,000 (based on the grant date fair value of our common stock) granted to Mr. Cruz in respect of his service on the Board of Directors prior to commencing his services as Chief Financial Officer and $1,558 for health expenses reimbursement. For Mr. Frankel, amount reflects automobile lease payments of $13,608 and payment of 401(k) match benefits of $13,475. For Mr. J. Isaacman, amounts reflect the following payments made by the Company: (a) automobile financing payments in an aggregate amount equal to $27,718, (b) automobile lease payments in an aggregate amount equal to $26,533, (c) automobile insurance premium payments in an aggregate amount of $3,450, (d) incremental cost of his personal use of a driver of $74,993, (e) legal fee reimbursement of $21,562, (f) risk management security review fees of $4,900 and (g) travel related reimbursement of $616. The incremental cost of Mr. J. Isaacmans’ personal use of drivers is calculated by prorating the drivers’ aggregate salaries by 25%. For Ms. Disman, amount reflects automobile lease payments of $33,811 and payment of 401(k) match benefits of $24,264, and personal cell phone expenses in the amount of $600.

(3)	Mr. Cruz commenced employment with us on August 5, 2025.

(4)	Amount reflects the one-time transition bonus payable to Ms. Disman.

Grants of Plan-Based Awards in Fiscal 2025

The following table provides supplemental information relating to grants of plan-based awards made during fiscal year 2025 to help explain information provided above in our Summary Compensation Table. This table presents information regarding all grants of plan-based awards occurring during fiscal 2025.

Name	Grant Date	Estimated Future Payouts Under Non Equity Incentive Plan Awards(1)			All Other Stock Awards: Number of Shares of Stock or Units (#)		Grant Date Fair Value of Stock and Option Awards ($)(2)
		Threshold ($)	Target ($)	Maximum ($)
Taylor Lauber		300,000	600,000	900,000
	2/20/2025				83,527	(3)	8,260,000
	6/17/2025				31,107	(4)	2,860,000
Christopher N. Cruz		$153,083	204,110	$255,138
	8/6/2025				121,655	(5)	10,000,000
	8/6/2025				97,324	(6)	8,000,000
Jordan Frankel	2/20/2025	112,500	225,000	337,500	33,876	(3)	3,350,000
Jared Isaacman	2/20/2025	—	—	—	131,661	(7)	13,020,000
	12/8/2025				127,620	(7)	8,525,000
Nancy Disman		112,500	225,000	337,500
	2/20/2025				33,876	(3)	3,350,000

(1)

Amounts reflect the target annual bonus payable under our annual cash incentive program. Mr. Cruz’s target annual bonus was prorated for fiscal year 2025 based on his start date as Chief Financial Officer. Please see the description of the annual bonus program under “Cash Incentive Compensation” in the CD&A above.

(2)

Amounts reflect the grant-date fair value in accordance with ASC Topic 718. We provide information regarding the assumptions used to calculate these values in Note 19 to the consolidated financial statements included in our Annual Report on Form 10-K for the year ended December 31, 2025.This amount reflects the number of time-vesting RSUs granted, each of which vests in three equal annual installments of one-third each on the first three anniversaries of the date of grant, subject to continued employment through each vesting date.

(3)

This amount reflects the number of time-vesting RSUs granted, each of which vests in three equal annual installments of one-third each on the first three anniversaries of the date of grant, subject to continued employment through each vesting date.

(4)

This amount reflects the number of time-vesting RSUs granted, each of which vests in three equal annual installments of one-third each on the first three anniversaries of June 5, 2025, subject to continued employment through each vesting date.

(5)

This amount reflects the number of time-vesting RSUs granted, each of which vests in three equal annual installments of one-third each on the first three anniversaries of August 5, 2025, subject to continued employment through each vesting date.

(6)

This amount reflects the number of time-vesting RSUs granted, each of which vests in two equal annual installments of one-half each on the fourth and fifth anniversaries of August 5, 2025, subject to continued employment through each vesting date.

(7)	This amount reflects the number of fully vested RSUs granted.

Executive Compensation Arrangements

Employment Agreements

As described below, the Company is currently party to employment agreements with Messrs. Lauber, Cruz and Frankel, and was previously party to employment agreements with Mr. J. Isaacman and Ms. Disman.

Taylor Lauber

On June 17, 2025, the Company entered into an employment agreement with Mr. Lauber (the “Lauber Employment Agreement”), effective as of June 5, 2025, providing for his employment as the Chief Executive Officer. The Lauber Employment Agreement has a three-year term, with subsequent automatic one-year renewal periods, unless otherwise terminated in accordance with the terms of the Lauber Employment Agreement.

Mr. Lauber is entitled to an annual base salary of $600,000. At the discretion of our Compensation Committee, Mr. Lauber is eligible to receive an annual cash bonus with a target amount equal to 100% of his annual base salary. The Lauber Employment Agreement also provides that Mr. Lauber is eligible to participate in all employee benefit programs made available to active employees and for the Company to pay or reimburse certain business and professional expenses, including commuting and security expenses and professional fees.

Mr. Lauber is also eligible to receive annual awards under the 2020 Plan, and Mr. Lauber’s annual equity grant for fiscal year 2026 has a target aggregate value of $9,800,000. In addition, Mr. Lauber received an award of RSUs (the “Initial CEO RSU Award”) pursuant to an award agreement under the 2020 Plan. The Initial CEO RSU Award had an aggregate grant date value equal to $2,860,000. The Initial CEO RSU Award vests in three equal annual installments on each of the first three anniversaries of June 5, 2025, subject to continued employment.

If Mr. Lauber’s employment is terminated by the Company without Cause or due to his resignation for Good Reason outside of the Change in Control Protection Period (as defined below), he will be entitled to the following, in addition to any accrued amounts, subject to his execution and non-revocation of a release of claims agreement: (i) any earned, unpaid annual bonus for the year prior to the year of termination, (ii) a pro-rated portion of Mr. Lauber’s target annual bonus for the year of termination, (iii) continued payment of his base salary for 12 months following termination, (iv) continued group health coverage for up to 12 months following termination, (v) acceleration of all equity awards granted before the Transition Date and (vi) acceleration of all equity awards granted after the Transition Date to the extent that the awards would have vested had Mr. Lauber served as an employee of the Company for an additional 12 months after such termination.

If Mr. Lauber’s employment is terminated by the Company without Cause or due to his resignation for Good Reason within a period of three months before and twelve months after the consummation of a Change in Control (as defined in the 2020 Plan) (such period, the “Change in Control Protection Period”), he will be entitled to the following, in addition to any accrued amounts, subject to his execution and non-revocation of a release of claims agreement: (i) any earned, unpaid annual bonus for the year prior to the year of termination, (ii) a pro-rated portion of Mr. Lauber’s target bonus for the year of termination, (iii) continued payment of his base salary for 18 months following termination, (iv) continued group health coverage for up to 12 months following termination and (v) acceleration of all equity awards held by Mr. Lauber.

In addition, to the extent that any payment or benefit received in connection with a change in control of the Company would be subject to an excise tax under Section 4999 of the Internal Revenue Code, such payments and/or benefits will be subject to a “best net” reduction if such reduction would result in a greater net after-tax benefit to Mr. Lauber than receiving the full amount of such payments.

The Lauber Employment Agreement includes confidentiality and assignment of intellectual property provisions, and certain restrictive covenants, including 12-month post-employment non-competition and non-solicitation of customer provisions.

Christopher N. Cruz

In connection with Mr. Cruz’s appointment as the Chief Financial Officer, the Company entered into an employment agreement (the “Cruz Employment Agreement”) with Mr. Cruz, effective as of August 5, 2025. The Cruz Employment Agreement provides for an initial three-year term of employment with automatic one-year renewal terms unless otherwise terminated in accordance with the terms of the Cruz Employment Agreement. For the period from August 5, 2025 through September 1, 2025, Mr. Cruz served as the Chief Financial Officer-Designate of the Company, and on September 1, 2025, Mr. Cruz began serving as the Chief Financial Officer of the Company.

Pursuant to the Cruz Employment Agreement, Mr. Cruz receives an annual base salary of $500,000 and is eligible to participate in the Company’s annual cash bonus program, with a target amount of $500,000. In addition, Mr. Cruz received a signing bonus payable in cash in the amount of $2,000,000, payable on the first regular payroll date following the commencement of his employment, which shall be repayable if Mr. Cruz is terminated for Cause (as defined in the Cruz Employment Agreement) or resigns without Good Reason (as defined in the Cruz Employment Agreement) within twelve (12) months of September 1, 2025.

Mr. Cruz is also eligible to receive annual awards under the 2020 Plan. Mr. Cruz’s annual award of restricted stock units for fiscal year 2026 will have a target aggregate value of no less than $1,850,000.

In addition, Mr. Cruz received an award of restricted stock units with a total aggregate grant date value of $10,000,000 (the “First Special Award”) under the 2020 Plan. The First Special Award will vest in three equal annual installments on each of the first three anniversaries of August 5, 2025, subject to continued employment. Mr. Cruz also received an award of restricted stock units with a total aggregate grant date value of $8,000,000 (the “Second Special Award”) under the 2020 Plan. The Second Special Award will vest in two equal annual installments on each of the fourth and fifth anniversaries of August 5, 2025, subject to continued employment. In addition, Mr. Cruz is eligible to receive certain expense reimbursement allowances for professional fees, pursuant to the Cruz Employment Agreement.

If Mr. Cruz’s employment is terminated by the Company without Cause or due to his resignation for Good Reason (each as defined in the Cruz Employment Agreement) outside of the Change in Control Protection Period, he will be entitled to the following, in addition to any accrued amounts, subject to his execution and non-revocation of a release of claims agreement: (i) any earned, unpaid annual bonus for the year prior to the year of termination, (ii) a pro-rated portion of his target annual bonus for the year of termination, (iii) continued payment of his base salary for 12 months following termination, (iv) continued group health coverage for up to 12 months following termination, (v) acceleration of all equity awards granted before August 5, 2025 and (vi) acceleration of all equity awards granted after August 5, 2025 to the extent that the awards would have vested had Mr. Cruz served as an employee of the Company for an additional 12 months after such termination.

If Mr. Cruz’s employment is terminated by the Company without Cause or due to his resignation for Good Reason during the Change in Control Protection Period, he will be entitled to the following, in addition to any accrued amounts, subject to his execution and non-revocation of a release of claims agreement: (i) any earned, unpaid annual bonus for the year prior to the year of termination, (ii) a pro-rated portion of his target bonus for the year of termination, (iii) continued payment of his base salary for 18 months following termination, (iv) continued group health coverage for up to 12 months following termination and (v) acceleration of all equity awards held by Mr. Cruz.

In addition, to the extent that any payment or benefit received in connection with a change in control of the Company would be subject to an excise tax under Section 4999 of the Internal Revenue Code, such payments and/or benefits will be subject to a “best net” reduction if such reduction would result in a greater net after-tax benefit to Mr. Cruz than receiving the full amount of such payments.

Under the Cruz Employment Agreement, Mr. Cruz is subject to twelve-month post-termination non-compete and non-solicit covenants as well as a perpetual confidentiality covenant.

Jordan Frankel

On August 5, 2025, Mr. Frankel entered into an employment agreement with the Company (the “Frankel Employment Agreement”), providing for an initial three-year term of employment with automatic one-year renewal terms unless otherwise terminated in accordance with the terms of the Frankel Employment Agreement. Pursuant to the Frankel Employment Agreement, commencing on the effective date of the Frankel Employment Agreement, Mr. Frankel became the Chief Legal Officer of the Company, receives an annual base salary of $350,000 and is also eligible to participate in the Company’s annual cash bonus program, with a target amount of $225,000. Mr. Frankel is also eligible to receive annual equity awards under the 2020 Plan.

If Mr. Frankel’s employment is terminated by the Company without Cause (as defined in the Frankel Employment Agreement) or due to his resignation for Good Reason (as defined in the Frankel Employment Agreement) outside of the Change in Control Protection Period, he will be entitled to the following, in addition to any accrued amounts, subject to his execution and non-revocation of a release of claims agreement: (i) any earned, unpaid annual bonus for the year prior to the year of termination, (ii) a pro-rated portion of his target annual bonus for the year of termination, (iii) continued payment of his base salary for 12 months following termination, (iv) continued group health coverage for up to 12 months following termination, (v) acceleration of all equity awards granted before the effective date of the Frankel Employment Agreement and (vi) acceleration of all equity awards granted after the effective date of the Frankel Employment Agreement to the extent that the awards would have vested had Mr. Frankel served as an employee of the Company for an additional 12 months after such termination.

If Mr. Frankel’s employment is terminated by the Company without Cause or due to his resignation for Good Reason within the Change in Control Protection Period he will be entitled to the following, in addition to any accrued amounts, subject to his execution and non-revocation of a release of claims agreement: (i) any earned, unpaid annual bonus for the year prior to the year of termination, (ii) a pro-rated portion of his target bonus for the year of termination, (iii) continued payment of his base salary for 18 months following termination, (iv) continued group health coverage for up to 12 months following termination and (v) acceleration of all equity awards held by Mr. Frankel.

In addition, to the extent that any payment or benefit received in connection with a change in control of the Company would be subject to an excise tax under Section 4999 of the Internal Revenue Code, such payments and/or benefits will be subject to a “best net” reduction if such reduction would result in a greater net after-tax benefit to Mr. Frankel than receiving the full amount of such payments.

Under the Frankel Employment Agreement, Mr. Frankel is subject to twelve-month post-termination non-compete and non-solicit covenants as well as a perpetual confidentiality covenant.

Jared Isaacman

On May 31, 2020, the Company entered into an employment agreement with Mr. J. Isaacman (the “Isaacman Employment Agreement”), pursuant to which Mr. J. Isaacman continued to serve as Chief Executive Officer and be elected as a member of our Board of Directors. The Isaacman Employment Agreement became effective upon the IPO, with a three (3) year term, with subsequent automatic one-year renewals periods, unless the Company or Mr. J. Isaacman provided the other party with written notice of intent not to renew the Isaacman Employment Agreement. Mr. J. Isaacman’s employment as Chief Executive Officer terminated effective June 5, 2025.

Pursuant to the Isaacman Employment Agreement, Mr. J. Isaacman was entitled to an annual base salary of $50,000. At the discretion of our Board of Directors, Mr. J. Isaacman was eligible to receive an annual cash bonus. Mr. J. Isaacman was entitled to receive annual restricted stock unit awards pursuant to the 2020 Plan that were not subject to time or performance-based vesting unless otherwise required by our Compensation Committee or our Board of Directors. The Isaacman Employment Agreement also provided that Mr. J. Isaacman was eligible to participate in all employee benefit programs made available to active employees and for the Company to pay or reimburse certain business and professional expenses, including automobile leases, automobile insurance and premiums for life insurance.

Pursuant to the Isaacman Employment Agreement, upon Mr. J. Isaacman’s death or disability, upon termination of Mr. J. Isaacman’s employment by the Company with or without Cause (as defined in the Isaacman Employment Agreement) or by Mr. J. Isaacman for any reason, Mr. J. Isaacman was entitled to payment of premiums for participation in the health plan pursuant to the Consolidated Omnibus Budget Reconciliation Act of 1985, as amended (“COBRA”) for a period of up to 36 months following his termination date. These COBRA premium payments were the only severance benefits provided under the Isaacman Employment Agreement. No cash severance payments were provided under the Isaacman Employment Agreement.

Upon the occurrence of a change in control, all unvested equity awards held by Mr. J. Isaacman became fully vested and any awards, such as stock options, subject to exercisability remained exercisable by Mr. J. Isaacman for up to the latter of the exercise date set forth in the applicable award agreement and, if Mr. J. Isaacman’s employment has been terminated, 180 days following the date of termination.

The Isaacman Employment Agreement included confidentiality and assignment of intellectual property provisions, and certain restrictive covenants, including one-year post-employment non-competition and non-solicitation of customer provisions.

The Isaacman Employment Agreement also included a “best pay” provision under Section 280G of the Code, pursuant to which any “parachute payments” that became payable to the executive would either be paid in full or reduced so that such payments were not subject to the excise tax under Section 4999 of the Code, whichever resulted in the better after-tax treatment to Mr. J. Isaacman.

Nancy Disman

On August 5, 2022, the Company entered into an employment agreement with Ms. Disman (the “Disman Employment Agreement”), providing for her employment as the Chief Financial Officer. The Disman Employment Agreement provided for an initial three-year term of employment with automatic one-year renewal terms unless otherwise terminated in accordance with the terms of the Disman Employment Agreement. Ms. Disman’s employment as Chief Financial Officer terminated effective September 1, 2025.

Pursuant to the Disman Employment Agreement, Ms. Disman received an annual base salary of $350,000 and was eligible to participate in the Company’s annual cash bonus program. In connection with the commencement of her employment, Ms. Disman received a one-time signing cash bonus of $3,000,000, $2,000,000 of which was payable on the first payroll date following August 5, 2022, $500,000 of which was payable on August 5, 2023 and $500,000 of which was payable on August 5, 2024, subject to Ms. Disman’s continued service through the applicable dates; provided, that if Ms. Disman was terminated by the Company without “cause” or resigned for “good reason” (each as defined in the Disman Employment Agreement) prior to August 5, 2024, the Company would be required to pay Ms. Disman any unpaid portion of the signing bonus within 30 days of the date of such termination. In addition, Ms. Disman was eligible to receive certain expense reimbursement allowances pursuant to the Disman Employment Agreement.

If Ms. Disman’s employment was terminated by the Company without cause or due to her resignation for good reason, she would have been entitled to the following, in addition to any accrued amounts, subject to her execution and non-revocation of a release of claims agreement: (i) any earned, unpaid annual bonus for the year prior to the year of termination, (ii) continued payment of her base salary for 12 months following termination, (iii) continued group health coverage for up to 12 months following termination and (iv) any unvested outstanding equity awards will remain outstanding and eligible to be settled at the same time such awards otherwise would have settled had she remained employed on the applicable vesting date in accordance with the terms of such awards.

Under the Disman Employment Agreement, Ms. Disman was subject to one-year post-termination non-compete and non-solicit covenants as well as a perpetual confidentiality covenant.

In connection with Ms. Disman’s resignation as the Company’s Chief Financial Officer, the Company entered into a transition agreement (the “Disman Transition Agreement”) with Ms. Disman, whereby she served as Chief Financial Officer through August 31, 2025. On September 1, 2025, Ms. Disman began to be employed as a

Senior Advisor to the Company until January 2, 2026 (the “Retirement Date”) (such period, the “Transition Period”). Subsequent to the Transition Period, Ms. Disman will act as an independent Advisor for a period until the earlier of (x) April 1, 2027 or (y) the six-month anniversary of the date she ceases to serve on the Board as a director of the Company (the “Advisory End Date”).

The Disman Transition Agreement provided for continued payment of Ms. Disman’s annual base salary of $350,000 through the Retirement Date, as well as a cash bonus of $200,000, to be paid following Ms. Disman’s execution and non-revocation of the Disman Transition Agreement. During the Transition Period, Ms. Disman was also eligible to participate in the Company’s annual cash bonus program. Her target annual bonus for fiscal year 2025 under such program was $225,000. Additionally, during the Transition Period, Ms. Disman was eligible to receive an award of RSUs under the 2020 Plan, with a target aggregate value of $3,350,000, and which vests annually in three equal installments on each of the first three anniversaries of the grant date, subject to continued service as a director or independent advisor of the Company.

Ms. Disman remains subject to restrictive covenants entered into in any agreement between Ms. Disman and the Company, including twelve-month post-termination non-compete and non-solicit covenants contained in the award agreements as well as a perpetual confidentiality covenant set forth in the Disman Employment Agreement.

In addition, in connection with the signing of a release, upon the Retirement Date, Ms. Disman shall receive reimbursements for 12 months of the monthly COBRA premiums paid by Ms. Disman for her and her dependents. In addition, subject to Ms. Disman’s continued service as a director of the Company or, until the earlier of the date 6 months following the end of Ms. Disman’s continued service as a director of the Company or April 1, 2027, a consultant independent advisor to the Company, any unvested portion of equity awards that she has received will remain outstanding and eligible to vest.

Outstanding Equity Awards at Fiscal Year-End

The following table summarizes the number of shares of common stock underlying outstanding equity incentive plan awards for each named executive officer as of December 31, 2025.

Name	Grant Date	Number of Shares or Units of Stock That Have Not Vested (#)		Market Value of Shares or Units of Stock That Have Not Vested ($)(1)
Taylor Lauber	3/2/2023	28,999		1,826,067
	2/29/2024	46,799	(2)	2,946,933
	2/20/2025	83,527	(2)	5,259,695
	6/17/2025	31,107	(3)	1,958,808
Christopher N. Cruz	6/17/2025	2,367	(4)	149,050
	8/6/2025	121,655	(5)	7,660,615
	8/6/2025	97,324	(6)	6,128,492
Jordan Frankel	3/2/2023	11,283		710,491
	2/29/2024(2)	18,239	(2)	1,148,510
	2/20/2025	33,876	(2)	2,133,172
Jared Isaacman	—	—		—
Nancy Disman	3/2/2023	11,283		710,491
	2/29/2024	18,239	(2)	1,148,510
	2/20/2025	33,876	(2)	2,133,172

(1)	Represents the fair market value per share of our common stock of $62.97, as of December 31, 2025.

(2)	The RSUs vest annually in three equal installments of one-third each on each of the first three anniversaries of the date of grant, subject to continued service through each vesting date.

(3)	The RSUs vest annually in three equal annual installments of one-third each on the first three anniversaries of June 5, 2025, subject to continued service through each vesting date.

(4)	The RSUs vest in full on the first anniversary of the date of grant.

(5)	The RSUs vest annually in three equal annual installments of one-third each on the first three anniversaries of August 5, 2025, subject to continued service through each vesting date.

(6)	The RSUs vest in two equal annual installments of one-half each on the fourth and fifth anniversaries of August 5, 2025, subject to continued employment through each vesting date.

Option Exercises and Stock Vested in Fiscal 2025

Name	Stock Awards
	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting(1) ($)

Taylor Lauber	32,691	3,163,921

Christopher N. Cruz	2,757	263,597

Jordan Frankel	20,094	1,917,231

Jared Isaacman	150,655	13,064,245

Nancy Disman	40,397	4,082,897

(1)	Amounts are calculated by multiplying the number of shares vested by our closing stock price on the vesting date.

Potential Payments Upon Termination or Change in Control

Taylor Lauber

If Mr. Lauber’s employment is terminated by the Company without Cause or due to his resignation for Good Reason outside of the Change in Control Protection Period, he will be entitled to the following, in addition to any accrued amounts, subject to his execution and non-revocation of a release of claims agreement: (i) any earned, unpaid annual bonus for the year prior to the year of termination, (ii) a pro-rated portion of Mr. Lauber’s target annual bonus for the year of termination, (iii) continued payment of his base salary for 12 months following termination, (iv) continued group health coverage for up to 12 months following termination, (v) acceleration of all equity awards granted before the Transition Date and (vi) acceleration of all equity awards granted after the Transition Date to the extent that the awards would have vested had Mr. Lauber served as an employee of the Company for an additional 12 months after such termination.

If Mr. Lauber’s employment is terminated by the Company without Cause or due to his resignation for Good Reason during the Change in Control Protection Period, he will be entitled to the following, in addition to any accrued amounts, subject to his execution and non-revocation of a release of claims agreement: (i) any earned, unpaid annual bonus for the year prior to the year of termination, (ii) a pro-rated portion of Mr. Lauber’s target bonus for the year of termination, (iii) continued payment of his base salary for 18 months following termination, (iv) continued group health coverage for up to 12 months following termination and (v) acceleration of all equity awards held by Mr. Lauber.

In addition, to the extent that any payment or benefit received in connection with a change in control of the Company would be subject to an excise tax under Section 4999 of the Internal Revenue Code, such payments and/or benefits will be subject to a “best net” reduction if such reduction would result in a greater net after-tax benefit to Mr. Lauber than receiving the full amount of such payments.

Christopher N. Cruz

If Mr. Cruz’s employment is terminated by the Company without Cause or due to his resignation for Good Reason outside of the Change in Control Protection Period, he will be entitled to the following, in addition to any accrued amounts, subject to his execution and non-revocation of a release of claims agreement: (i) any earned, unpaid annual bonus for the year prior to the year of termination, (ii) a pro-rated portion of his target annual bonus for the year of termination, (iii) continued payment of his base salary for 12 months following termination, (iv) continued group health coverage for up to 12 months following termination, (v) acceleration of all equity awards granted before the CFO Transition Date and (vi) acceleration of all equity awards granted after the CFO Transition Date to the extent that the awards would have vested had Mr. Cruz served as an employee of the Company for an additional 12 months after such termination.

If Mr. Cruz’s employment is terminated by the Company without Cause or due to his resignation for Good Reason during the Change in Control Protection Period, he will be entitled to the following, in addition to any accrued amounts, subject to his execution and non-revocation of a release of claims agreement: (i) any earned, unpaid annual bonus for the year prior to the year of termination, (ii) a pro-rated portion of his target bonus for the year of termination, (iii) continued payment of his base salary for 18 months following termination, (iv) continued group health coverage for up to 12 months following termination and (v) acceleration of all equity awards held by Mr. Cruz.

In addition, to the extent that any payment or benefit received in connection with a change in control of the Company would be subject to an excise tax under Section 4999 of the Internal Revenue Code, such payments and/or benefits will be subject to a “best net” reduction if such reduction would result in a greater net after-tax benefit to Mr. Cruz than receiving the full amount of such payments.

Jordan Frankel

If Mr. Frankel’s employment is terminated by the Company without Cause or due to his resignation for Good Reason outside of the Change in Control Protection Period, he will be entitled to the following, in addition to any accrued amounts, subject to his execution and non-revocation of a release of claims agreement: (i) any earned, unpaid annual bonus for the year prior to the year of termination, (ii) a pro-rated portion of his target annual bonus for the year of termination, (iii) continued payment of his base salary for 12 months following termination, (iv) continued group health coverage for up to 12 months following termination, (v) acceleration of all equity awards granted before the effective date of the Frankel Employment Agreement and (vi) acceleration of all equity awards granted after the effective date of the Frankel Employment Agreement to the extent that the awards would have vested had Mr. Frankel served as an employee of the Company for an additional 12 months after such termination.

If Mr. Frankel’s employment is terminated by the Company without Cause or due to his resignation for Good Reason within the Change in Control Protection Period he will be entitled to the following, in addition to any accrued amounts, subject to his execution and non-revocation of a release of claims agreement: (i) any earned, unpaid annual bonus for the year prior to the year of termination, (ii) a pro-rated portion of his target bonus for the year of termination, (iii) continued payment of his base salary for 18 months following termination, (iv) continued group health coverage for up to 12 months following termination and (v) acceleration of all equity awards held by Mr. Frankel.

In addition, to the extent that any payment or benefit received in connection with a change in control of the Company would be subject to an excise tax under Section 4999 of the Internal Revenue Code, such payments and/or benefits will be subject to a “best net” reduction if such reduction would result in a greater net after-tax benefit to Mr. Frankel than receiving the full amount of such payments.

Jared Isaacman

Pursuant to the Isaacman Employment Agreement, upon Mr. J. Isaacman’s death or disability, upon termination of Mr. J. Isaacman’s employment by the Company with or without Cause (as defined in the Isaacman Employment Agreement) or by Mr. J. Isaacman for any reason, Mr. J. Isaacman was entitled to payment of premiums for participation in the health plan pursuant to COBRA for a period of up to 36 months following his termination date. In connection with his resignation as CEO, Mr. J. Isaacman became entitled to payments of COBRA premium reimbursements for a period of up to 18 months.

Nancy Disman

Upon Ms. Disman’s termination of employment, she would have been entitled to the following, in addition to any accrued amounts, subject to her execution and non-revocation of a release of claims agreement: (i) continued group health coverage for up to 12 months following termination and (ii) any unvested outstanding equity awards would have remained outstanding and eligible to be settled at the same time such awards otherwise would have settled had she remained employed on the applicable vesting date in accordance with the terms of such awards.

In addition, to the extent that any payment or benefit received in connection with a change in control of the Company would be subject to an excise tax under Section 4999 of the Code, such payments and/or benefits would have been subject to a “best net” reduction if such reduction would have resulted in a greater net after-tax benefit to Ms. Disman than receiving the full amount of such payments.

Estimated Potential Payments

The following table summarizes the payments that would be made to our NEOs who were employed by us on December 31, 2025 upon the occurrence of certain qualifying terminations of employment or a change in control, in any case, occurring on December 31, 2025 (or the actual date of termination for Mr. J. Isaacman). Amounts shown do not include (i) accrued but unpaid base salary through the date of termination or (ii) other benefits earned or accrued by the NEO during his or her employment that are available to all salaried employees, such as accrued vacation.

Name	Benefit	Termination Without Cause or for Good Reason / Cause (no Change in Control) ($)	Change in Control (no Termination) ($)(1)	Termination Without Cause or for Good Reason / Cause in Connection with a Change in Control(2) ($)

Taylor Lauber	Cash	600,000(3)	—	900,000(4)

	Equity Acceleration	10,685,631(5)	—	11,991,503(6)

	Continued Healthcare(7)	12,007	—	12,007

	Total(8)	11,826,067	—	12,903,510

Christopher N. Cruz	Cash	500,000(3)	—	750,000(4)

	Equity Acceleration	2,702,609(5)	—	13,938,158(6)

	Continued Healthcare(7)	27,333	—	27,333

	Total(8)	3,229,942	—	14,715,491

Name	Benefit	Termination Without Cause or for Good Reason / Cause (no Change in Control) ($)	Change in Control (no Termination) ($)(1)	Termination Without Cause or for Good Reason / Cause in Connection with a Change in Control(2) ($)

Jordan Frankel	Cash	350,000(3)	—	525,000(4)

	Equity Acceleration	3,992,173(5)	—	3,992,173(6)

	Continued Healthcare(7)	4,397	—	4,397

	Total(8)	4,346,570	—	4,521,570

Jared Isaacman	Cash	—	—	—

	Equity Acceleration	—	—	—

	Continued Healthcare(9)	50,636	—	50,636

	Total	50,636	—	50,636

Nancy Disman	Cash	—	—	—

	Equity Acceleration	—	—	—

	Continued Healthcare(7)	14,933	—	14,933

	Total	14,933	—	14,933

(1)	Assumes awards are not assumed or substituted in connection with the change in control.

(2)	Assumes that termination occurs within a period of three months before and twelve months after the consummation of a Change in Control.

(3)	This amount reflects the continued payment of one time the NEO’s base salary for 12 months following the termination of employment.

(4)	This amount reflects the continued payment of one time the NEO’s base salary for 18 months following the termination of employment.

(5)

This amount reflects (i) the accelerated vesting of all of the NEO’s RSUs granted before June 5, 2025 and (ii) the accelerated vesting of all of the NEO’s RSUs granted after June 5, 2025, to the extent that such RSUs would have vested had the NEO remained employed for an additional 12 months after the termination.

(6)	This amount reflects the accelerated vesting of all of the NEOs RSUs.

(7)	This amount reflects the estimated value of continued group health care coverage for up to 12 months following termination of employment.

(8)

Amounts shown are the maximum potential payment the NEO would have received as of December 31, 2025. Amounts of any reduction pursuant to the 280G best pay provision, if any, would be calculated upon actual termination of employment.

(9)	This amount reflects the estimated value of continued group health care coverage for 18 months following termination of employment.

DIRECTOR COMPENSATION

The table below shows the compensation earned by each director other than Messrs. J. Isaacman and Cruz (whose compensation is set forth above) for the fiscal year ended December 31, 2025.

Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)(1)	Total ($)
Jonathan Halkyard	84,125	210,000	294,125
Sarah Grover	73,375	210,000	283,375
Karen Roter Davis	78,500	210,000	288,500
Donald Isaacman	37,500	210,000	247,500
Sam Bakhshandehpour	73,125	210,000	283,125
Seth Dallaire(2)	47,250	271,015	318,265

(1)

Amounts reflect the full grant-date fair value of stock awards granted during 2025 computed in accordance with ASC Topic 718, rather than the amounts paid to or realized by the named individual. We provide information regarding the assumptions used to calculate the value of all stock awards made to our directors in Note 19 to the consolidated financial statements included in our Annual Report on Form 10-K for the year ended December 31, 2025.

(2)	Mr. Dallaire joined the Board on February 20, 2025.

The table below shows the aggregate numbers of option awards (exercisable and unexercisable) and unvested stock awards held as of December 31, 2025 by each non-employee director.

Name	Unvested Stock Awards Outstanding at 2025 Fiscal Year End
Jonathan Halkyard	2,367
Sarah Grover	2,367
Karen Roter Davis	2,367
Donald Isaacman	2,367
Sam Bakhshandehpour	2,367
Seth Dallaire	2,984

Non-Employee Director Compensation Policy

We maintain a compensation program for our non-employee directors under which each non-employee director receives the following amounts for their service on the Board:

•

RSUs with an aggregate fair value on the date of grant equal to the product of (i) $210,000 and (y) a fraction, the numerator of which is (x) 365 minus (y) the number of days in the period beginning on the date of the annual meeting immediately preceding the non-employee director’s start date and denominator of which is 365, upon the director’s initial election or appointment to the Board (the “Initial Award”);

•	RSUs with an aggregate fair value on the date of grant of $210,000 on the date of the annual meeting (the “Annual Award”);

•	An annual director fee of $50,000; and

•	If the director serves on a committee of our Board or in the other capacities stated below, an additional annual fee as follows:

○	Chair of the Audit Committee, $30,000;

○	Audit Committee member other than the chair, $15,000;

○	Chair of the Compensation Committee, $22,500;

○	Compensation Committee member other than the chair, $10,000;

○	Chair of the Nominating and Corporate Governance Committee, $18,000; and

○	Nominating and Corporate Governance Committee member other than the chair, $5,500.

Initial Awards will vest in full on the first anniversary of the date of grant. Annual Awards will vest in full on the first anniversary of the date of grant. In addition, all unvested Initial Awards and Annual Awards vest in full upon the occurrence of a change in control.

Director fees under the program are payable in arrears in four equal quarterly installments, provided that the amount of each payment is prorated for any portion of a quarter that a director is not serving on our Board.

CEO Pay Ratio

As required by Section 953(b) of the Dodd-Frank Wall Street Reform and Consumer Protection Act and Item 402(u) of Regulation S-K, we are required to disclose the total compensation paid to our median paid employee and ratio of our Chief Executive Officer’s annual total compensation to the annual total compensation of our other employees.

The annual total compensation for 2025 for our current Chief Executive Officer was $12,211,164, as reported in the Summary Compensation Table. The annual total compensation for 2025 for our median employee, identified as discussed below, was $65,478 calculated in accordance with the rules applicable to the Summary Compensation Table. Based on this information, for 2025, the ratio of the annual total compensation of our Chief Executive Officer to the median of the annual total compensation of our other employees was approximately 186.49.

Methodology, Assumptions and Estimates Used in Determining our Pay Ratio Disclosure.

The median employee that was used for purposes of calculating the ratio of the annual total compensation of our Chief Executive Officer to the median of the annual total compensation of all employees is the same employee that was identified for purposes of our 2025 disclosure. When identifying the median employee for our 2025 disclosure, we selected December 31, 2025 as the date for establishing the employee population used in identifying the median employee. We identified the median employee using the consistently applied compensation measure that closely approximates the annual target total direct compensation of our employees. Specifically, we identified the median employee by aggregating, for each employee as of December 31, 2025: (1) annual base pay and (2) the target value for equity awards granted to be awarded in 2025 and (3) the target value for our annual incentive plan bonus. In identifying the median employee, we converted compensation amounts paid in foreign currencies based on the last currency conversion update of December 31, 2025. We captured all full-time and part-time employees. We did not exclude workers in non-U.S. countries and did not make any cost-of-living adjustments. Base salary or wages for temporary employees were not included. The annual total compensation of the median employee and the annual total compensation of the CEO were calculated in accordance with the requirements of Item 402(c)(2)(x) of Regulation S-K.

The pay ratio reported above is a reasonable estimate calculated in a manner consistent with SEC rules based on our internal records and the methodology described above. Because the SEC rules for identifying the median compensated employee and calculating the pay ratio based on that employee’s annual total compensation allow companies to adopt a variety of methodologies, to apply certain exclusions and to make reasonable estimates and assumptions that reflect their employee populations and compensation practices, the pay ratio reported above should not be used as a basis for comparison between companies by other companies. In addition, we expect the Company’s annually reported pay ratio may vary significantly year over year, given the size of the Company and the potential variability in Company employee compensation.

We have assessed our compensation programs for all employees and concluded that our compensation policies and practices do not create risks that are reasonably likely to have a material adverse effect on us. Management has evaluated our executive and employee compensation and benefits programs to determine if these programs’ provisions and operations create undesired or unintentional risk of a material nature. The risk assessment process includes a review of program policies and practices; analysis to identify risks and risk controls related to our compensation programs; and determinations as to the sufficiency of risk identification, the balance of potential risk to potential reward, the effectiveness of our risk controls and the impacts of our compensation programs and their risks to our strategy. Although we periodically review all compensation programs, we focus on the programs with variability of payout, with the ability of a participant to directly affect payout and the controls on participant action and payout. In relation to this, we believe that our incentive compensation arrangements provide incentives that do not encourage risk taking beyond our ability to effectively identify and manage significant risks and are compatible with effective internal controls and our risk management practices. Our review considers that the program contains certain design features that mitigate the likelihood of excessive risk-taking behavior, such as:

•	Overall incentive program includes discretionary assessment of performance and is not purely formulaic

•	Pay program is heavily weighted towards equity compensation for executives

•	Equity grants to the executives other than the Chief Executive Officer vest over multiple years

•	The Chief Executive Officer is also a founder and retains a significant ownership stake in the business; such structure will see changes if the Chief Executive Officer changes

•

The Chief Executive Officer’s compensation is provided almost entirely through equity compensation based on a discretionary assessment by the Compensation Committee; this may be adjusted in future assessments

•	Incentive targets include multiple metrics and are reviewed and approved by the Compensation Committee

The Compensation Committee monitors our compensation programs on an annual basis and expects to make modifications as necessary to address any changes in our business or risk profile.

PAY VERSUS PERFORMANCE
Pay Versus Performance Table
The following table sets forth information concerning the compensation of our NEOs for each of the fiscal years ended December 31, 2022, 2023, 2024 and 2025, and our financial performance for each such fiscal year:

(a)	(b)	(c)	(d)		(e)	(f)	(f)	(g)	(h)	(i)

Year	Summary Compensation Table Total for PEO #1 ($)	Compensation Actually Paid to PEO #1 ($) (1)	Summary Compensation Table Total for PEO #2 ($)	Compensation Actually Paid to PEO #2 ($) (1)	Average Summary Compensation Table Total for Non-PEO NEOs ($)	Average Compensation Actually Paid to Non-PEO NEOs ($) (1)	Value of Initial Fixed $100 Investment Based on:		Net Income ($) (3)	Adj. EBITDA (4)
							Total Shareholder Return ($)	Peer Group Total Shareholder Return ($) (2)
2025	21,752,657	21,752,657	12,211,164	4,802,239	3,948,710	859,869	84	248	147.0	970.0
2024	9,473,198	9,473,198	—	—	4,359,574	6,539,360	313	262	294.5	677.4
2023	8,936,909	8,936,909	—	—	4,361,527	7,179,542	222	191	122.9	459.9
2022	7,096,370	7,096,370	—	—	5,851,748	6,409,839	167	122	86.7	289.7

(1)
Amounts represent compensation actually paid to our PEO and the average compensation actually paid to our remaining NEOs for the relevant fiscal year, as determined under SEC rules (and described below), which includes the individuals indicated in the table below for each fiscal year:

Year	PEO	Non-PEO NEOs
2025	Jared Isaacman, Taylor Lauber	Nancy Disman, Christopher N. Cruz, and Jordan Frankel
2024	Jared Isaacman	Nancy Disman, Taylor Lauber and Jordan Frankel
2023	Jared Isaacman	Nancy Disman, Taylor Lauber and Jordan Frankel
2022	Jared Isaacman	Brad Herring, Nancy Disman, Taylor Lauber and Jordan Frankel
2021	Jared Isaacman	Brad Herring, Taylor Lauber and Jordan Frankel
2020	Jared Isaacman	Taylor Lauber and Jordan Frankel

(2)	For the relevant fiscal year, represents the cumulative TSR (the “Peer Group TSR”) of the S&P 500 IT Index.
(3)	Net Income figures have been updated from prior year’s definitive proxy statement to include income derived from noncontrolling interests.
(4)
Adjusted EBITDA is a
non-GAAP
measure. For a reconciliation of the differences between Adjusted EBITDA and the most directly comparable financial measure calculated and presented in accordance with GAAP, see Appendix A. These figures have been updated from last year’s definitive proxy statement to reflect adjustments used to determine our annual incentive program payout.

Compensation actually paid to our NEOs represents the “Total” compensation reported in the “Summary Compensation Table” for 2025, as adjusted as follows:

Adjustments	2024		2025
	PEO	Average Non-PEO NEOs	First PEO	Second PEO	Average Non-PEO NEOs

Summary Compensation Table Total	9,473,198	4,359,574	21,752,657	12,211,164	3,948,710

Deduction for Amounts Reported under the “Stock Awards” and “Option Awards” Columns in the Summary Compensation Table for Applicable FY	(9,050,000)	(3,576,667)	(21,545,000)	(11,120,000)	(3,350,000)

Increase based on ASC 718 Fair Value of Awards Granted during Applicable FY that Remain Unvested as of Applicable FY End, determined as of Applicable FY End	0	4,321,122	0	7,218,503	2,133,172

Increase based on ASC 718 Fair Value of Awards Granted during Applicable FY that Vested during Applicable FY, determined as of Vesting Date	9,050,000	0	21,545,000	0	0

Increase/deduction for Awards Granted during Prior FY that were Outstanding and Unvested as of Applicable FY End, determined based on change in ASC 718 Fair Value from Prior FY End to Applicable FY End	0	(3,786,682)	0	(9,644,305)	(6,805,766)

Increase/deduction for Awards Granted during Prior FY that Vested During Applicable FY, determined based on change in ASC 718 Fair Value from Prior FY End to Vesting Date	0	5,222,011	0	6,136,878	4,933,754

Deduction of ASC 718 Fair Value of Awards Granted during Prior FY that were Forfeited during Applicable FY, determined as of Prior FY End	—	—	—	—	—

Increase based on Dividends or Other Earnings Paid during Applicable FY prior to Vesting Date	—	—	—	—	—

Increase based on Incremental Fair Value of Options/SARs Modified during Applicable FY	—	—	—	—	—

Deduction for Change in the Actuarial Present Values reported under the “Change in Pension Value and Nonqualified Deferred Compensation Earnings” Column of the Summary Compensation Table for Applicable FY	—	—	—	—	—

Increase for Service Cost and, if applicable, Prior Service Cost for Pension Plans	—	—	—	—	—

TOTAL ADJUSTMENTS	0	2,179,785	0	(7,408,925)	(3,088,841)

Compensation Actually Paid (SCT minus deductions plus total adjustments)	9,473,198	6,539,360	21,752,657	4,802,239	859,869

Narrative Disclosure to Pay Versus Performance Table
Relationship Between Financial Performance Measures
The graphs below compare the compensation actually paid to our PEOs and the average of the compensation actually paid to our remaining NEOs with (i) our cumulative TSR, (ii) the TSR of the S&P 500 IT Index (as shown previously in our
10-K),
(iii) our net income, and (iv) our adjusted EBITDA, in each case, for the fiscal years ended December 31, 2021, 2022, 2023, 2024 and 2025.
TSR amounts reported in the graph assume an initial fixed investment of $100 as of close of business on December 31, 2020, and that all dividends, if any, were reinvested.

“Compensation Actually Paid” figures
are
not strongly correlated
with
financial performance or TSR performance of the Company because many factors are considered when deciding compensation levels for executives beyond these metrics. Further discussion on the inputs we consider when determining compensation levels can be found in the “Compensation Discussion and Analysis” section of this document.
Pay Versus Performance Tabular List
We believe the following performance measures represent the most important financial performance measures used by us to link compensation actually paid to our NEOs for the fiscal year ended December 31, 2025:

•	Volume ;

•	Gross Revenue less network fees ; and

•	Adjusted EBITDA
For additional details regarding our most important financial performance measures, please see the section titled “Executive Summary
-
2025 Compensation Highlights” in our CD&A elsewhere in this proxy statement.

COMPENSATION COMMITTEE REPORT

The Compensation Committee has reviewed and discussed with management the Compensation Discussion and Analysis set forth above. Based on such review and discussions, the Compensation Committee has recommended to the Board that the Compensation Discussion and Analysis be included in this proxy statement.

Sam Bakhshandehpour (Chair)

Karen Roter Davis

Nancy Disman

Sarah Grover

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information with respect to the beneficial ownership of our Class A common stock for:

•	each person known by us to beneficially own more than 5% of our Class A common stock;

•	each of our directors (which includes all nominees);

•	each of our named executive officers; and

•	each of our executive officers and directors as a group as of April 13, 2026, unless otherwise indicated.

We have based our calculation of the percentage of beneficial ownership on 79,328,897 shares of our Class A common stock outstanding as of April 13, 2026, unless specifically noted otherwise. Due to the Simplification Transactions, there were no shares of Class B or Class C common stock outstanding as of April 13, 2026. The number of shares beneficially owned by each stockholder is determined under rules issued by the SEC and includes voting or investment power with respect to securities. These rules generally provide that a person is the beneficial owner of securities if such person has or shares the power to vote or direct the voting thereof, or to dispose or direct the disposition thereof or has the right to acquire such powers within 60 days. Unless otherwise indicated, the address of all listed stockholders is c/o Shift4 Payments, Inc., 3501 Corporate Parkway, Center Valley, Pennsylvania 18034. Each of the stockholders listed has sole voting and investment power with respect to the shares beneficially owned by the stockholder unless noted otherwise, subject to community property laws where applicable.

	Number of Shares of Class A common stock Beneficially Owned	Percentage of Shares of Class A common stock Beneficially Owned
5% or Greater Stockholders
BlackRock, Inc.(1)	6,973,498	8.79%
Durable Capital Partners LP(2)	6,606,969	8.33%
Darlington Partners Capital Management, LP(3)	5,571,725	7.02%
Wasatch Advisors LP(4)	4,206,244	5.30%
Named Executive Officers and Directors
Jared Isaacman(5)	22,735,676	28.66%
Nancy Disman(6)	190,644	*
Jordan Frankel(7)	279,844	*
Taylor Lauber(8)	459,774	*
Sam Bakhshandehpour(9)	9,672	*
Christopher Cruz(10)	246,785	*
Seth Dallaire(11)	2,984	*
Karen Roter Davis(12)	8,209	*
Sarah Grover(13)	6,884	*
Jonathan Halkyard(14)	16,521	*
All executive officers and directors as a group (9 persons)(15)	1,221,317	1.54%

*	Represents beneficial ownership of less than 1%.

(1)	Based solely on a Schedule 13G/A filed on April 27, 2026 by BlackRock, Inc. BlackRock, Inc. has sole voting power over 6,797,009 shares, shared voting power over no shares, sole dispositive power over

6,973,498 shares, and shared dispositive power over no shares. The principal business address of BlackRock, Inc. is 50 Hudson Yards New York, NY 10001.

(2)

Based solely on a Schedule 13G/A filed on February 17, 2026 by Durable Capital Partners LP. Durable Capital Partners LP has sole voting power over 6,606,969 shares, shared voting power over no shares, sole dispositive power over 6,606,969 shares, and shared dispositive power over no shares. Durable Capital Master Fund LP directly holds the shares. Durable Capital Partners LP, as the investment adviser to Durable Capital Master Fund LP, has sole power to direct the vote and disposition of the Shares. Durable Capital Partners GP LLC is the general partner of the Durable Capital Partners LP, and Henry Ellenbogen is the chief investment officer of the Durable Capital Partners LP and the managing member of Durable Capital Partners GP LLC. The principal business address of Durable Capital Partners LP is 4747 Bethesda Avenue, Suite 1002, Bethesda, Maryland 20814.

(3)

Based solely on a Schedule 13G/A filed on February 13, 2026 by Darlington Partners Capital Management, LP (“DPCM LP”). Consists of (i) 5,571,725 shares of our Class A common stock beneficially held by DPCM LP, with sole voting power over no shares, shared voting power over 5,571,725 shares, sole dispositive power over no shares, and shared dispositive power over 5,571,725 shares, (ii) 5,571,725 shares of our Class A common stock beneficially held by Darlington Partners GP, LLC (“DP GP”), with sole voting power over no shares, shared voting power over 5,571,725 shares, sole dispositive power over no shares, and shared dispositive power over 5,571,725 shares, (iii) 5,571,725 shares of our Class A common stock beneficially held by Darlington Partners, L.P. (“Darlington”), with sole voting power over no shares, shared voting power over 5,571,725 shares, sole dispositive power over no shares, and shared dispositive power over 5,571,725 shares, (iv) 5,571,725 shares of our Class A common stock beneficially held by Scott W. Clark, with sole voting power over no shares, shared voting power over 5,571,725 shares, sole dispositive power over no shares, and shared dispositive power over 5,571,725 shares, and (v) 5,571,725 shares of our Class A common stock beneficially held by Ramsey B. Jishi, with sole voting power over no shares, shared voting power over 5,571,725 shares, sole dispositive power over no shares, and shared dispositive power over 5,571,725 shares. DPCM LP is the investment adviser of private investment funds, including Darlington (together, the “Funds”). DP GP is the general partner of DPCM LP and the Funds. Mr. Clark and Mr. Jishi are the managers of DP GP. Each filer disclaims membership in a group. Each reporting person disclaims beneficial ownership of Class A common stock except to the extent of that person’s pecuniary interest therein. The principal business address of DPCM LP, DP GP, Darlington, Mr. Clark, and Mr. Jishi is 300 Drakes Landing Road, Suite 290, Greenbrae, CA 94904.

(4)

Based solely on a Schedule 13G/A filed on April 22, 2026 by Wasatch Advisors LP. Wasatch Advisors LP has sole voting power over 2,749,296 shares, shared voting power over no shares, sole dispositive power over 4,206,244 shares, and shared dispositive power over no shares. The principal business address of Wasatch Advisors LP is 505 Wakara Way, Salt Lake City, UT 84108.

(5)

Consists of (i) 1,570,777 shares of our Class A common stock beneficially held by Jared Isaacman, with sole voting power over 1,570,777 shares, shared voting power over no shares, sole dispositive power over 1,570,777 shares, and shared dispositive power over no shares, and (ii) 21,164,899 shares of our Class A common stock beneficially held by Rook, with sole voting power over 20,750,915 shares, shared voting power over no shares, sole dispositive power over 20,750,915 shares, and shared dispositive power over no shares. The reported securities for Mr. Isaacman include (a) 1,398,955 shares of Class A common stock held directly by Mr. Isaacman, and (b) 171,822 shares of Class A common stock held in family trusts. The reported securities for Rook include 20,750,915 shares of Class A common stock held directly by Rook and 413,984 shares of Class A common stock issuable upon conversion of Series A Mandatory Convertible Preferred Stock. Rook is a Delaware corporation wholly owned by Mr. Isaacman, and accordingly, Mr. Isaacman may be deemed to beneficially own the 21,164,899 shares of Class A common stock beneficially owned by Rook. As of the date of the filing of this proxy statement, Rook has pledged, hypothecated or granted security interests in 15,000,000 shares of Class A common stock held by Rook pursuant to a margin loan agreement with customary default provisions. In the event of a default under such agreement, the secured parties may foreclose upon any and all shares of securities pledged to them and may seek recourse against the pledgor. See “Certain Relationships and Related Person Transactions—Issuer Agreements.” The principal business address of Mr. Isaacman and Rook is 3812 Easton Nazareth Hwy, Easton, PA 18045.

(6)	Consists of (i) 190,644 shares of common stock.

(7)	Consists of (i) 279,844 shares of common stock.

(8)	Consists of (i) 459,774 shares of common stock.

(9)	Consists of (i) 9,672 shares of common stock.

(10)	Consists of (i) 246,785 shares of common stock.

(11)	Consists of (i) 2,984 shares of common.

(12)	Consists of (i) 8,209 shares of common stock.

(13)	Consists of (i) 6,884 shares of common stock.

(14)	Consists of (i) 16,521 shares of common stock.

(15)	Consists of (i) 1,221,317 shares of common stock.

Change in Control

In December 2025, Jared Isaacman, our Founder and former Chief Executive Officer and Chairman of the Board, was appointed as the 15th Administrator of NASA. Thereafter, the Simplification Transactions were effected. See “Certain Relationships and Related Person Transactions-Simplification Transactions.” As a result, the Company is no longer a “controlled company” within the meaning of the corporate governance standards of NYSE.

DELINQUENT SECTION 16(A) REPORTS

Section 16(a) of the Exchange Act requires our executive officers and directors, our principal accounting officer and persons who beneficially own more than 10% of our common stock to file with the SEC reports of their ownership and changes in their ownership of our common stock. To our knowledge, based solely on review of the copies of such reports and amendments to such reports with respect to the year ended December 31, 2025 filed with the SEC and on written representations by our directors and executive officers, all required Section 16 reports under the Exchange Act for our directors, executive officers, principal accounting officer and beneficial owners of greater than 10% of our common stock were filed on a timely basis during the year ended December 31, 2025 other than one Form 4 reporting one transaction for Seth Dallaire.

CERTAIN RELATIONSHIPS AND RELATED PERSON TRANSACTIONS

The following are certain transactions, arrangements and relationships with our directors, executive officers and stockholders owning 5% or more of our outstanding common stock, or any member of the immediate family of any of the foregoing persons, since January 1, 2025, other than certain equity and other compensation, termination, change in control and other arrangements that are described under “Executive Compensation.”

Aircraft and Property Usage

We had a service agreement with Mr. J. Isaacman, our Founder, former Chief Executive Officer and Chairman of the Board of Directors, including access to aircrafts and property. We incurred expenses for this service in the amount of $1 million for the year ended December 31, 2025. There were no amounts outstanding at December 31, 2025. In connection with the appointment of Mr. Isaacman as Administrator of NASA, the service agreement between Mr. Isaacman and the Company for aircrafts and property was terminated, and replaced with a new flight services agreement, effective January 1, 2026, with a company that is 50% owned by Mr. Isaacman. The term of the new flight services agreement is one year, with indefinite annual renewal options. Annual expense for these services is expected to be approximately $2 million.

Tax Receivable Agreement

On June 4, 2020, we entered into the TRA with Shift4 Payments, LLC, each of the Continuing Equity Owners and the Blocker Shareholders that provided for the payment by us to the Continuing Equity Owners and the Blocker Shareholders of 85% of the amount of certain tax benefits, if any, that we actually realized, or in some circumstances were deemed to realize in its tax reporting, including certain favorable tax attributes from the Blocker Companies, basis adjustments in our share of the tax basis of the assets of Shift4 Payments, LLC, basis increases in connection with the purchase of LLC Interests directly from certain of the Continuing Equity Owners in the 2020 Transactions and certain other tax benefits attributable to payments made under the Tax Receivable Agreement. Shift4 Payments, LLC intends to have in effect an election under Section 754 of the Internal Revenue Code effective for each taxable year in which a redemption or exchange (including deemed exchange, and including for this purpose the purchase of LLC Interests directly from certain Continuing Equity Owners) of LLC Interests for Class A common stock or cash occurred. These tax benefit payments are not conditioned upon one or more of the Continuing Equity Owners maintaining a continued ownership interest in Shift4 Payments, LLC. If a Continuing Equity Owner transferred LLC Interests but did not assign to the transferee of such units its rights under the Tax Receivable Agreement, such Continuing Equity Owner generally would have continued to be entitled to receive payments under the Tax Receivable Agreement arising in respect of a subsequent exchange of such LLC Interests. In general, the Continuing Equity Owners’ and Blocker Shareholders’ rights under the Tax Receivable Agreement may have been assigned, sold, pledged or otherwise alienated to any person, without our consent, provided such person executed and delivered a joinder to the Tax Receivable Agreement agreeing to succeed to the applicable Continuing Equity Owner’s or Blocker Shareholder’s interest therein. As of December 31, 2025, the TRA liability amounted to $369 million. We concluded it was probable that, based on estimates of future taxable income, we will realize tax benefits associated with the TRA.

Pursuant to the Transaction Agreement dated February 7, 2026, Rook assigned all of its rights to payments under the TRA, including the right to receive any Tax Benefit Payments thereunder, to Shift4 Payments, Inc. Immediately following such assignment, each of Rook and Shift4 Payments, Inc. (solely in its capacity as assignee of Rook’s rights) waived any rights to receive Tax Benefit Payments under the TRA. The parties also exchanged mutual releases with respect to any claims arising out of or relating to the TRA.

Simplification Transactions

In December 2025, Jared Isaacman, our Founder and former Chief Executive Officer and Chairman of the Board, was appointed as the 15th Administrator of NASA.

In connection with the foregoing, and in order to simplify the Company’s organizational and capital structure, including, among other things, effecting the Up-C Collapse via a taxable exchange, on February 7, 2026, the Company, Shift4 Payments, LLC, Mr. Isaacman and Rook entered into a Transaction Agreement to effect the Up-C Collapse via a taxable exchange, pursuant to which Mr. Isaacman is responsible for his own tax liabilities that will be substantial, and the assignment and waiver of Rook’s rights under the Tax Receivable Agreement. The Simplification Transactions provide significant benefits to the Company, including being relieved of an estimated $440 million in future payments under the TRA, no longer having a stockholder with majority voting power, and obtaining a waiver from Rook of its rights under Section 4 of the Stockholders Agreement (this and the other benefits to the Company arising from the Simplification Transactions, the “Company Benefits”).

The Board delegated authority to a special committee, who engaged an independent financial advisor and independent Delaware counsel, to negotiate and approve the consideration that both parties are receiving in connection with the Simplification Transactions.

Pursuant to the Transaction Agreement, the following transactions occurred:

(i)

Rook effected a redemption and exchange of all 19,801,028 of its LLC Interests on a one-for-one basis for shares of Class A common stock and cancelled the corresponding 19,801,028 shares of Class B common stock;

(ii)	Mr. Isaacman converted all 1,123,309 of his shares of Class C common stock on a one-for-one basis for shares of Class A common stock; and

(iii)	Rook assigned all of its rights and benefits under the Tax Receivable Agreement to the Company, and each of Rook and the Company waived any rights they may have to any Tax Benefit Payments.

Pursuant to the Transaction Agreement, in consideration for the Company Benefits, including the assignment and waiver of the Tax Receivable Agreement, Mr. Isaacman (via Rook) received $192 million in value, which consists of:

(i)	a payment of cash held by the Company as a result of previously paid tax distributions from Shift4 Payments, LLC in the amount of $139 million;

(ii)	423,296 shares of the Company’s Mandatory Convertible Preferred Stock in a private placement (the “Private Placement”); and

(iii)

Deemed satisfaction in full of Mr. Isaacman’s previously disclosed agreement to fund 50% of the Company’s discretionary equity award program for non-management employees, which was implemented in November 2021, through a contribution of shares of his Class C common stock.

Shift4 Payments LLC Agreement

On June 4, 2020, Shift4 Payments, LLC amended and restated the Shift4 Payments LLC Agreement, among other things, (i) provide for a new single class of common membership interests in Shift4 Payments, LLC (the “common units”); (ii) exchange all of the then-existing membership interests of the Original Equity Owners for common units of Shift4 Payments, LLC; and (iii) appoint us as the sole manager of Shift4 Payments, LLC.

The Shift4 Payments LLC Agreement continues to provide a redemption right to the remaining Continuing Equity Owners which entitles them to have their LLC Interests redeemed for, at our election (determined solely by our independent directors (within the meaning of the rules of the NYSE) who are disinterested), newly-issued shares of our Class A common stock on a one-for-one basis or a cash payment equal to a volume weighted average market price of one share of Class A common stock for each common unit redeemed, in each case in accordance with the terms of the Shift4 Payments LLC Agreement; provided that, at our election (determined solely by our independent directors (within the meaning of the rules of the NYSE) who are disinterested), we may effect a direct exchange by Shift4 Payments, Inc. of such Class A common stock or such cash, as applicable, for such LLC Interests. The remaining Continuing Equity Owners may exercise such redemption right for as long as their LLC Interests remain outstanding. In connection with the exercise of the redemption or exchange of LLC Interests (1) the Continuing Equity Owners will be required to surrender a number of shares of our Class B common stock registered in the name of such redeeming or exchanging Continuing Equity Owner (or its applicable affiliate), which we will cancel for no consideration on a one-for-one basis with the number of LLC Interests so redeemed or exchanged and (2) all redeeming members will surrender LLC Interests to Shift4 Payments, LLC for cancellation.

Following the Simplification Transactions, the Shift4 Payments LLC Agreement requires Shift4 Payments, LLC to take all actions with respect to its LLC Interests, including issuances, reclassifications, distributions, divisions or recapitalizations, such that (1) we at all times maintain a ratio of one LLC Interest owned by us, directly or indirectly, for each share of Class A common stock issued by us, and (2) Shift4 Payments, LLC at all times maintain (a) a one-to-one ratio between the number of shares of Class A common stock issued by us and the number of LLC Interests owned by us and (b) a one-to-one ratio between the aggregate number of shares of Class B stock owned by the remaining Continuing Equity Owners and the number of LLC Interests owned by such remaining Continuing Equity Owners.

Stockholders Agreement

Pursuant to the Stockholders Agreement, Searchlight had the right to designate certain of our directors (the “Searchlight Directors”), which were two Searchlight Directors for as long as Searchlight directly or indirectly, beneficially owned, in the aggregate, 25% or more of our Class A common stock or one Searchlight Director for as long as Searchlight directly or indirectly, beneficially owned, in the aggregate, less than 25% but over 10% of our Class A common stock, in each case, assuming that all outstanding LLC Interests in Shift4 Payments, LLC were redeemed for newly issued shares of our class A common stock on a one-for-one basis, and Rook has the right to designate certain of our directors (the “Founder Directors”), which will be two Founder Directors for as long as Rook directly or indirectly, beneficially owns, in the aggregate, 25% or more of our Class A common stock or one Founder Director for as long as Rook directly or indirectly, beneficially owns, in the aggregate, less than 25% but over 10% of our Class A common stock, in each case, assuming that all outstanding LLC Interests are redeemed for newly issued shares of our Class A common stock on a one-for-one basis. As of April 22, 2025, Searchlight beneficially owned no shares of our Class A common stock and is no longer entitled to designate a nominee for election to our Board. The rights and obligations of Searchlight under the Stockholders Agreement terminated after Searchlight ceased owning any shares of our Class A common stock.

Each of Searchlight and Rook also agreed to vote, or cause to vote, all of their outstanding shares of our Class A common stock at any annual or special meeting of stockholders in which directors are elected, so as to cause the election of the Searchlight Directors and Founder Directors. Additionally, pursuant to the Stockholders Agreement, we shall take all commercially reasonable actions to cause (1) the Board to be comprised of at least seven directors or such other number of directors as our Board may determine; (2) the individuals designated in accordance with the terms of the Stockholders Agreement to be included in the slate of nominees to be elected to the Board at the next annual or special meeting of our stockholders at which directors are to be elected and at each annual meeting of our stockholders thereafter at which a director’s term expires; and (3) the individuals designated in accordance with the terms of the Stockholders Agreement to fill the applicable vacancies on the Board. The Stockholders Agreement allows for the Board to reject the nomination, appointment or election of a particular director if such nomination, appointment or election would constitute a breach of the Board’s fiduciary duties to our stockholders or does not otherwise comply with any requirements of our Amended and Restated Certificate of Incorporation, our Amended and Restated Bylaws, the Nominating and Corporate Governance Committee Charter or the Corporate Governance Guidelines.

Pursuant to the Transaction Agreement, Rook irrevocably waived its consent rights under Section 4 of the Stockholders Agreement, which provides that for as long as Searchlight or Rook, respectively, beneficially owns, directly or indirectly, in the aggregate, 25% or more of all issued and outstanding shares of our Class A common stock, we will not take, and will cause our subsidiaries not to take, certain actions (whether by merger, consolidation or otherwise) without the prior written approval of Searchlight or Rook. In addition, following the Simplification Transactions, Sections 3(c) and 5(c) of the Stockholders Agreement are no longer applicable.

The Stockholders Agreement terminates upon the earlier to occur of (i) each of Searchlight and Rook cease to own any of our Class A common stock, (ii) each of Searchlight and Rook cease to have board designation rights under the Stockholders Agreement, or (iii) by unanimous consent of Searchlight and Rook. The rights and obligations of Searchlight under the Stockholders Agreement terminated after Searchlight ceased owning any shares of our Class A common stock.

Issuer Agreements

On December 19, 2022, in connection with the margin loan and the pledge by Mr. J. Isaacman, our Founder, former Chief Executive Officer and Chairman of the Board, through an entity wholly-owned by Mr. J. Isaacman and Rook (the “Rook Entity”) of 15.0 million shares of Class B common stock and equal number of LLC Interests pursuant to a margin loan agreement (the “December 2022 Margin Loan”), the Company entered into an issuer agreement by and among the Company, Rook Entity, Shift4 Payments, LLC and Citibank, N.A., in which the Company, among other matters, provided for certain acknowledgements and agreements relating to the enforcement of the rights and remedies of Citibank, N.A. under such margin loan agreement and related documents. In connection with the Simplification Transactions and the conversion of the Class B common stock to Class A common stock, Rook pledged 15,000,000 shares of the Company’s Class A common stock to secure the margin loan. If Rook were to default on its obligations under the margin loan and fail to cure such default, the lender would have the right to sell up to 15,000,000 shares of the Company’s Class A common stock to satisfy Rook’s obligation. While the number of such pledged shares are currently valued in excess of the margin loan, such an event could cause our stock price to decline.

Compensation of Immediate Family Members

Michael Isaacman

Michael Isaacman, the half-brother of Mr. J. Isaacman (our Founder, former Chief Executive Officer and Chairman of the Board of Directors and a beneficial owner of more than 5% of our Class A common stock), and the son of Mr. D. Isaacman, a former member of our Board of Directors, has been employed by the Company since July 2019 and currently serves as the Company’s Chief Commercial Officer. Mr. M. Isaacman is not an executive officer of the Company. Prior to joining the Company, Mr. M. Isaacman held a leadership role at Draken International, a global defense firm that operated the largest privately-owned fleet of ex-military tactical aircrafts in the world providing contract air services to the United States and allied nations military and defense industry customers. Mr. M. Isaacman has also spent 20 years in the information technology industry and brings over two decades of leadership in growing revenue, business transformation, M&A integration, global expansion, cultivating organizations and capturing new business across multiple B2B industries.

Pursuant to his role as Chief Commercial Officer of the Company, Mr. M. Isaacman received compensation in an aggregate amount of approximately $1,677,230 for the fiscal year ended December 31, 2025. Mr. M. Isaacman’s aggregate compensation consisted of (i) a base salary of $250,000 for the fiscal year ended December 31, 2025; (ii) restricted stock units which vest equally over three years with a grant date fair value of $1,250,000 for the fiscal year ended December 31, 2025; (iii) a car allowance of $15,546 for the fiscal year ended December 31, 2025; (iv) annual cash incentive compensation pursuant to our annual cash incentive program of $150,000 for the fiscal year ended December 31, 2025; (v) a 401(k) match of $9,704 for the fiscal year ending December 31, 2025; and (vi) a phone allowance of $1,980. As described further in “Executive Compensation,” awards under our annual cash incentive program are made based on input from the Chief Executive Officer and the Compensation Committee on performance against a variety of factors, including financial performance against the Metrics. Mr. M. Isaacman participates in the Company’s employee benefit plans and arrangements which are generally made available to other employees at his level, including employee equity incentive and benefit plans, including health, vacation, Section 401(k) retirement savings plans and insurance plans. Mr. M. Isaacman’s compensation was established by and is regularly reviewed by the Company in accordance with our compensation practices applicable to employees with comparable qualifications and responsibilities and holding similar positions.

Brian Lauber

Brian Lauber, the brother of Taylor Lauber, our Chief Executive Officer and Chairman of the Board of Directors, has been employed by the Company since April 2021 and currently serves as the Company’s Director Operations & Administration. Mr. B. Lauber is not an executive officer of the Company. Prior to joining the Company, Mr. B. Lauber retired from the U.S. Navy in 2021 at the rank of Commander. He served 21 years as a career F/A-18 pilot and completed combat deployments in several theaters. As Commander, Mr. B. Lauber oversaw and commanded 250 people and approximately $750 million worth of assets. His military career culminated as the Operational Commanding Officer of VFA-105 on the USS Dwight D. Eisenhower (CVN-69).

Pursuant to his role as Director Operations & Administration of the Company, Mr. B. Lauber received compensation in an aggregate amount of $325,700 for the fiscal year ended December 31, 2025. Mr. B. Lauber’s aggregate compensation consisted of (i) a base salary of $195,700 for the fiscal year ended December 31, 2025; (ii) restricted stock units which vest equally over three years with a grant date fair value of $80,000 for the fiscal year ended December 31, 2025; and (iii) annual cash incentive compensation pursuant to our annual cash incentive program of $50,000 in relation to fiscal year 2025. Mr. Lauber participates in the Company’s employee benefit plans and arrangements which are generally made available to other employees at his level, including employee equity incentive and benefit plans, including vacation, Section 401(k) retirement savings plans and insurance plans. Mr. B. Lauber’s compensation was established by and is regularly reviewed by the Company in accordance with our compensation practices applicable to employees with comparable qualifications and responsibilities and holding similar positions.

Residual Commissions

In June 2022, we entered into a $3.6 million residual commission buyout agreement with Tiffany Caramico, a distribution partner of Shift4 for over fifteen years and a half-sister of Mr. J. Isaacman (our Founder, former Chief Executive Officer and Chairman of the Board of Directors and a beneficial owner of more than 5% of our Class A common stock), and the daughter of Mr. D. Isaacman, a former member of our Board of Directors, to purchase a portion of her residual commission obligations. The agreement consisted of an initial payment of $2.5 million in cash and $0.6 million in shares of the Company’s Class A common stock, and a contingent payment of $0.5 million in cash payable after 12 months, subject to certain conditions related to the performance of the acquired assets. Subsequently, the Company completed a buyout of the rest of Ms. Caramico’s portfolio in July 2025 for a total of $1.1 million in cash and a contingent payment of $245,000 payable after 14 months, subject to certain conditions related to the performance of the acquired assets. The terms of the agreement were consistent with other similarly situated distribution partners as part of a larger strategic initiative to insource our key distribution partners, including through the acquisition of over a hundred partners’ residual commission obligations. In her role as an independent sales agent, Ms. Caramico receives residual commissions on a comparable basis to similarly situated independent sales agents working with the Company. Subsequent to the second buyout of Ms. Caramico’s portfolio and she continues to refer deals to the Company, Ms. Caramico received residual commissions equal to $651,224 for the fiscal year ended December 31, 2025 in relation to such role which accounts for residuals earned prior to the second buyout and for new referrals subsequent to the second buyout. Ms. Caramico is not an employee of the Company.

Discretionary Equity Award Program

In November 2021, the Company implemented a one-time discretionary equity award program for non-management employees. Mr. J. Isaacman (our Founder, former Chief Executive Officer and Chairman of the Board and a beneficial owner of more than 5% of our Class A common stock), agreed to fund 50% of this program through a contribution of shares of his Class C common stock for no consideration. During the year ended December 31, 2025, 111,689 shares of Mr. J. Isaacman’s Class C common stock were contributed to fund the awards that vested. Pursuant to the Simplification Transactions, in consideration for the Company Benefits, Mr. Isaacman’s agreement to fund 50% of the discretionary equity award program was deemed satisfied in full. Vesting of the awards is subject to the continued employment of non-management employees. No contribution was made to any executive officers, directors, or 5% holders of the Company.

Director and Officer Indemnification and Insurance

We have entered into separate indemnification agreements with each of our directors and executive officers. We have also purchased directors and officers liability insurance.

Limitations on Liability and Indemnification of Officers and Directors

Our Amended and Restated Certificate of Incorporation and Amended and Restated Bylaws provide indemnification for our directors and officers to the fullest extent permitted by the Delaware General Corporation

Law. We entered into indemnification agreements with each of our directors and executive officers that may, in some cases, be broader than the specific indemnification provisions contained under Delaware law. In addition, as permitted by Delaware law, our Amended and Restated Certificate of Incorporation includes provisions that eliminate the personal liability of our directors for monetary damages resulting from breaches of certain fiduciary duties as a director. The effect of this provision is to restrict our rights and the rights of our stockholders in derivative suits to recover monetary damages against a director for breach of fiduciary duties as a director.

Policies and Procedures for Related Person Transactions

Our Board has adopted a written Related Person Transaction Policy, setting forth the policies and procedures for the review and approval or ratification of related person transactions. Under the policy, our legal department is primarily responsible for developing and implementing processes and procedures to obtain information regarding related persons with respect to potential related person transactions and then determining, based on the facts and circumstances, whether such potential related person transactions do, in fact, constitute related person transactions requiring compliance with the policy. In addition, any potential related person transaction that is proposed to be entered into by the Company must be reported to the General Counsel by both the related person and the person at the Company responsible for such potential related person transaction. If our legal department determines that a transaction or relationship is a related person transaction requiring compliance with the policy, our Chief Legal Officer is required to present to the Audit Committee all relevant facts and circumstances relating to the related person transaction. Our Audit Committee must review the relevant facts, whether the transaction is inconsistent with the interest of the Company and its stockholders, and circumstances of each related person transaction, including if the transaction is on terms comparable to those that could be obtained in arm’s length dealings with an unrelated third party and the extent of the related person’s interest in the transaction, take into account the conflicts of interest and corporate opportunity provisions of our Code of Business Conduct and Ethics, and either approve or disapprove the related person transaction. If advance Audit Committee approval of a related person transaction requiring the Audit Committee’s approval is not feasible, then the transaction may be preliminarily entered into by management upon prior approval of the transaction by the chairperson of the Audit Committee subject to ratification of the transaction by the Audit Committee at the Audit Committee’s next regularly scheduled meeting; provided, that if ratification is not forthcoming, management will make all reasonable efforts to cancel or annul the transaction. If a transaction was not initially recognized as a related person transaction, then upon such recognition the transaction will be presented to the Audit Committee for ratification at the Audit Committee’s next regularly scheduled meeting; provided, that if ratification is not forthcoming, management will make all reasonable efforts to cancel or annul the transaction. Our management will update the Audit Committee as to any material changes to any approved or ratified related person transaction and will provide a status report at least annually of all then current related person transactions. No director may participate in approval of a related person transaction for which he or she is a related person.

STOCKHOLDERS’ PROPOSALS

Stockholders who intend to have a proposal considered for inclusion in our proxy materials for presentation at our 2027 Annual Meeting pursuant to Rule 14a-8 under the Exchange Act must submit the proposal to our Secretary at our offices at 3501 Corporate Parkway, Center Valley, Pennsylvania 18034 in writing not later than December 31, 2026.

Stockholders intending to present a proposal at the 2027 Annual Meeting, but not to include the proposal in our proxy statement, or to nominate a person for election as a director, must comply with the requirements set forth in our Amended and Restated Bylaws. Our Amended and Restated Bylaws require, among other things, that our Secretary receive written notice from the stockholder of record of their intent to present such proposal or nomination not earlier than the 120th day and not later than the 90th day prior to the anniversary of the preceding year’s annual meeting. Therefore, we must receive notice of such a proposal or nomination for the 2027 Annual Meeting no earlier than February 12, 2027 and no later than March 14, 2027. The notice must contain the information required by the Amended and Restated Bylaws, a copy of which is available upon request to our Secretary. In the event that the date of the 2027 Annual Meeting is more than 30 days before or more than 60 days after June 12, 2027 then our Secretary must receive such written notice not earlier than the close of business on the 120th day prior to the 2027 Annual Meeting and not later than the 90th day prior to the 2027 Annual Meeting or, if later, the 10th day following the day on which public disclosure of the date of such meeting is first made by us. In addition to satisfying the foregoing requirements under our Amended and Restated Bylaws, to comply with the universal proxy rules, stockholders who intend to solicit proxies in support of director nominees other than our nominees must provide notice that sets forth the information required by Rule 14a-19 under the Exchange Act by the deadline for submitting director nominations under our Amended and Restated Bylaws, as described above.

We reserve the right to reject, rule out of order or take other appropriate action with respect to any proposal that does not comply with these or other applicable requirements.

OTHER MATTERS

Our Board is not aware of any matter to be presented for action at the Annual Meeting other than the matters referred to above and does not intend to bring any other matters before the Annual Meeting. However, if other matters should come before the Annual Meeting, it is intended that holders of the proxies named on the Company’s proxy card will vote thereon in their discretion.

SOLICITATION OF PROXIES

The accompanying proxy is solicited by and on behalf of our Board, whose Notice of Annual Meeting is attached to this proxy statement, and the entire cost of our solicitation will be borne by us. In addition to the use of mail, proxies may be solicited by personal interview, telephone, e-mail and facsimile by our directors, officers and other employees who will not be specially compensated for these services. We will also request that brokers, nominees, custodians and other fiduciaries forward soliciting materials to the beneficial owners of shares held by the brokers, nominees, custodians and other fiduciaries. We will reimburse these persons for their reasonable expenses in connection with these activities.

Certain information contained in this proxy statement relating to the occupations and security holdings of our directors and officers is based upon information received from the individual directors and officers.

We intend to file a proxy statement and WHITE proxy card with the SEC in connection with the solicitation of proxies for our 2027 Annual Meeting. Stockholders may obtain our proxy statement (and any amendments and supplements thereto) and other documents as and when filed by us with the SEC without charge from the SEC’s website at: www.sec.gov.

SHIFT4’S ANNUAL REPORT ON FORM 10-K

A copy of our 2025 Form 10-K, including financial statements and schedules thereto but not including exhibits, as filed with the SEC, will be sent to any stockholder of record on April 13, 2026 without charge upon written request addressed to:

Shift4 Payments, Inc.

Attention: Secretary

3501 Corporate Parkway

Center Valley, Pennsylvania 18034

A reasonable fee will be charged for copies of exhibits. You also may access this proxy statement and our 2025 Form 10-K at www.proxyvote.com. You also may access our 2025 Form 10-K at investors.shift4.com.

WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING ONLINE, WE URGE YOU TO VOTE YOUR SHARES VIA THE TOLL-FREE TELEPHONE NUMBER OR OVER THE INTERNET, AS DESCRIBED IN THIS PROXY STATEMENT. IF YOU RECEIVED A COPY OF THE PROXY CARD BY MAIL, YOU MAY SIGN, DATE AND MAIL THE PROXY CARD IN THE ENCLOSED RETURN ENVELOPE. PROMPTLY VOTING YOUR SHARES WILL ENSURE THE PRESENCE OF A QUORUM AT THE ANNUAL MEETING AND WILL SAVE US THE EXPENSE OF FURTHER SOLICITATION.

By Order of the Board of Directors

Jordan Frankel

Chief Legal Officer

Center Valley, Pennsylvania

April 30, 2026

APPENDIX A

Volume

Volume is defined as the total dollar amount of payments that we deliver for settlement on behalf of our merchants. Included in volume are dollars routed via our international payments platform, alternative payment methods, including cryptocurrency, stored value, gift cards and stock donations, plus volume we route to third party merchant acquirers on behalf of strategic enterprise merchant relationships. We do maintain transaction processing on certain legacy platforms that are not defined as volume.

Gross revenue less network fees, EBITDA and Adjusted EBITDA

We use supplemental measures of our performance which are derived from our consolidated financial information but which are not presented in our consolidated financial statements prepared in accordance with GAAP. These non-GAAP financial measures include: gross revenue less network fees, which includes interchange and assessment fees; earnings before interest expense, interest income, income taxes, depreciation, and amortization (“EBITDA”); and Adjusted EBITDA.

Gross revenue less network fees represents a key performance metric that management uses to measure changes in the mix and value derived from our customer base as we continue to execute our strategy to expand our reach to serve larger, complex merchants.

Adjusted EBITDA is the primary financial performance measure used by management to evaluate its business and monitor results of operations. Adjusted EBITDA represents EBITDA further adjusted for certain non-cash and other nonrecurring items that management believes are not indicative of ongoing operations. These adjustments include acquisition, restructuring and integration costs, revaluation of contingent liabilities, gain on sale of subsidiaries, impairment of intangible assets, loss on extinguishment of debt, unrealized gains or losses on investments in securities, changes in TRA liability, equity-based compensation expense, and foreign exchange and other nonrecurring items. The financial impact of certain elements of these activities is often significant to our overall financial performance and can adversely affect the comparability of our operating results and investors’ ability to analyze the business from period to period.

We use non-GAAP financial measures to supplement financial information presented on a GAAP basis. We believe that excluding certain items from our GAAP results allows management to better understand our consolidated financial performance from period to period and better project our future consolidated financial performance as forecasts are developed at a level of detail different from that used to prepare GAAP-based financial measures. Moreover, we believe these non-GAAP financial measures provide our stakeholders with useful information to help them evaluate our operating results by facilitating an enhanced understanding of our operating performance and enabling them to make more meaningful period to period comparisons. There are limitations to the use of the non-GAAP financial measures presented in this Annual Report. Our non-GAAP financial measures may not be comparable to similarly titled measures of other companies. Other companies, including companies in our industry, may calculate non-GAAP financial measures differently than we do, limiting the usefulness of those measures for comparative purposes.

The non-GAAP financial measures are not meant to be considered as indicators of performance in isolation from, or as a substitute for, financial information prepared in accordance with GAAP, and should be read only in conjunction with financial information presented on a GAAP basis. Reconciliations of gross revenue less network fees, EBITDA and Adjusted EBITDA to its most directly comparable GAAP financial measure are presented below. We encourage you to review the reconciliations in conjunction with the presentation of the non-GAAP financial measures for each of the periods presented. In future periods, we may exclude such items and may incur income and expenses similar to these excluded items.

A-1

Gross revenue less network fees:

	Year Ended December 31,
(in millions)	2025	2024
Gross revenue	$4,180	$3,331
Less: Network fees	(2,199)	(1,976)
Less: Other costs of sales (exclusive of depreciation of equipment under lease)	(553)	(382)

Less: Depreciation of equipment under lease	(74)	(54)

Gross profit (a)	$1,354	$919

Gross profit (a)	$1,354	$919
Add back: Other costs of sales	553	382
Add back: Depreciation of equipment under lease	74	54

Gross revenue less network fees	$1,981	$1,355

(a)

The determination of gross profit is inclusive of depreciation of equipment under lease that is included in Depreciation and amortization expense in the Consolidated Statements of Operations included in our 2025 Form 10-K for the fiscal year ended December 31, 2025, filed with the Securities and Exchange Commission (the “SEC”) on February 27, 2026 (the “2025 Form 10-K”). The table reflects the determination of gross profit for all periods presented. Although gross profit is not presented on the Consolidated Statements of Operations included in our 2025 Form 10-K, it represents the most comparable metric calculated under U.S. GAAP to non-GAAP gross revenues less network fees.

EBITDA and Adjusted EBITDA:

	Year Ended December 31,
(in millions)	2025	2024
Net income	$147	$295
Interest expense	190	62
Interest income	(59)	(34)
Income tax (benefit) expense	48	(296)
Depreciation and amortization	432	297

EBITDA	758	324
Acquisition, restructuring and integration costs (a)	84	39
Revaluation of contingent liabilities	(4)	4
Gain on sale of subsidiaries (b)	(19)	—
Impairment of intangible assets (c)	9	—
Loss on extinguishment of debt (d)	12	—
Gain on investments in securities (e)	—	(67)
Change in TRA liability (f)	4	289
Equity-based compensation (g)	85	68
Foreign exchange and other nonrecurring items (h)	41	21

Adjusted EBITDA	$970	$678

(a)

For the year ended December 31, 2025, primarily consisted of $47 million of acquisition-related costs and $37 million of restructuring and other costs. For the year ended December 31, 2024, primarily consisted of $20 million of acquisition-related costs and $19 million of restructuring and other costs.

(b)	For the year ended December 31, 2025, consisted of $16 million resulting from the sale of acardo and $3 million resulting from the sale of other subsidiaries.

A-2

(c)	For the year ended December 31, 2025, we recognized an $11 million impairment of intangible assets related to an immaterial acquisition we consummated in the first quarter of 2025.
(d)

For the year ended December 31, 2025, consisted of a $9 million loss resulting from the writeoff of unused commitment fees in connection with bridge financing for the Global Blue acquisition and a $3 million loss resulting from the writeoff of unamortized deferred financing fees in connection with our prepayment of 2026 Senior Notes.

(e)	For the year ended December 31, 2024, primarily consisted of unrealized and realized gains due to the sale of one of our non-marketable equity investments.
(f)	See Note 13 to our audited consolidated financial statements included in the 2025 Form 10-K for more information on the TRA.
(g)

Consisted of equity-based compensation expense for RSUs, including employer taxes for vested RSUs. See Note 19 to our audited consolidated financial statements included in the 2025 Form 10-K for more information on equity-based compensation. We exclude noncash equity-based compensation charges and additional Federal Insurance Contribution Act (“FICA”) and related payroll tax expense incurred when employees vest in restricted stock awards. Although noncash equity-based compensation and the additional FICA and related payroll tax expenses are necessary to attract and retain employees, we place our primary emphasis on stockholder dilution as compared to the accounting charges related to such equity-based compensation plans.

(h)

For the year ended December 31, 2025, consisted of $17 million of expenses related to non-routine matters, $14 million of expenses related to the non-routine upgrade of our IT systems, and $10 million of foreign exchange-related losses. For the year ended December 31, 2024, consisted of $17 million of expenses related to non-routine matters and $5 million expenses related to the non-routine upgrade of our IT systems, partially offset by $1 million of unrealized foreign exchange gains.

A-3

Appendix B

Amendments to Amended and Restated Certificate of Incorporation

SECOND AMENDED AND RESTATED CERTIFICATE OF INCORPORATION

OF

SHIFT4 PAYMENTS, INC.

Shift4 Payments, Inc., a corporation organized and existing under the laws of the State of Delaware, hereby certifies as follows:

1. The original Certificate of Incorporation of the Corporation was filed with the Office of the Secretary of State of the State of Delaware on November 5, 2019 (the “Original Certificate”). An Amended and Restated Certificate of Incorporation of the Corporation was filed with the Office of the Secretary of State of the State of Delaware on June 4, 2020 (the “A&R Certificate of Incorporation”).

2. The Corporation is filing this Second Amended and Restated Certificate of Incorporation of the Corporation, which restates, integrates and further amends the A&R Certificate of ~~lncorporation~~Incorporation, as heretofore amended ~~(the “Original Certificate”)~~, and which was duly adopted by all necessary action of the board of directors of the Corporation and the stockholders of the Corporation in accordance with the provisions of Sections 242~~,~~ and 245 ~~and 228~~ of the General Corporation Law of the State of Delaware.

3. The text of the ~~Original~~A&R Certificate of Incorporation is hereby amended and restated in its entirety by this Second Amended and Restated Certificate of ~~lncorporation~~Incorporation to read in full as follows:

ARTICLE I.

The name of the corporation is Shift4 Payments, Inc. (the “Corporation”).

ARTICLE II.

The address of the Corporation’s registered office in the State of Delaware is 1209 Orange Street, Wilmington, Delaware, 19801, County of New Castle. The name of its registered agent at such address is The Corporation Trust Company.

ARTICLE III.

The nature of the business of the Corporation and the objects or purposes to be transacted, promoted or carried on by the Corporation is to engage in any lawful act or activity for which corporations may be organized under the General Corporation Law of the State of Delaware (the “DGCL”), including, without limitation, (i) ~~investing in securities of Shift4 Payments, LLC, a Delaware limited liability company, or any successor entities thereto (“Shift4 LLC”) and any of its subsidiaries, (ii)~~ exercising all rights, powers, privileges and other incidents of ownership or possession with respect to the Corporation’s assets, including managing, holding, selling and disposing of such assets and (~~iii~~ii) engaging in any other activities incidental or ancillary thereto.

ARTICLE IV.

Section 4.1 Authorized Stock. The total number of shares of all classes of stock that the Corporation is authorized to issue is ~~five~~three hundred and twenty million (~~520,000,000~~320,000,000), consisting of:

(a)	Three hundred million (300,000,000) shares of Class A common stock, with a par value of $0.0001 per share (the “Class A Common Stock”); and

~~(b) One hundred million (100,000,000) shares of Class B stock, with a par value of $0.0001 per share (the “Class B Stock”);~~

~~(c) One hundred million (100,000,000) shares of Class C common stock, with a par value of $0.0001 per share (the “Class C Common Stock”); and~~

(b) ~~(d)~~ Twenty million (20,000,000) shares of preferred stock, with a par value of $0.0001 per share (the “Preferred Stock”).

Section 4.2 Preferred Stock. The board of directors of the Corporation (the “Board of Directors”) is authorized~~, subject to any limitations prescribed by law or by that certain stockholders agreement, dated as of June 4, 2020, by and among the Corporation and the other Persons party thereto (as it may be amended from time to time in accordance with its terms, the “Stockholders Agreement”) (for so long as it remains in effect),~~ to provide, out of the unissued shares of Preferred Stock, for the issuance of shares of Preferred Stock in one or more series, and by filing a certificate pursuant to the applicable law of the State of Delaware (such certificate being hereinafter referred to as a “Preferred Stock Designation”), to establish from time to time the number of shares to be included in each such series and to fix the powers, designations, preferences and relative, participating, optional or other special rights, and qualifications, limitations or restrictions thereof, including, without limitation, the authority to fix or alter the dividend rights, dividend rates, conversion rights, exchange rights, voting rights, rights and terms of redemption (including sinking and purchase fund provisions), the redemption price or prices, restrictions on the issuance of shares of such series, the dissolution preferences and the rights in respect of any distribution of assets of any wholly unissued series of Preferred Stock and the number of shares constituting any such series, and the designation thereof, or any of them and to increase or decrease the number of shares of any series so created (except where otherwise provided in the Preferred Stock Designation), subsequent to the issue of that series but not below the number of shares of such series then outstanding. In case the authorized number of shares of any series shall be so decreased, the shares constituting such decrease shall resume the status which they had prior to the adoption of the resolution originally fixing the number of shares of such series. There shall be no limitation or restriction on any variation between any of the different series of Preferred Stock as to the designations, preferences and relative, participating, optional or other special rights, and the qualifications, limitations or restrictions thereof; and the several series of Preferred Stock may vary in any and all respects as fixed and determined by the resolution or resolutions of the Board of Directors or by a committee of the Board of Directors, providing for the issuance of the various series of Preferred Stock. Pursuant to the authority conferred by this Section 4.2, the 6.00% Series A Mandatory Convertible Preferred Stock has been designated, consisting of such number of shares, with such voting powers and with such designations, preferences and relative, participating, optional or other special rights, and qualifications, limitations or restrictions therefor as are stated and expressed in Exhibit A attached hereto and incorporated herein by reference.

Section 4.3 Number of Authorized Shares. ~~Subject to any limitations prescribed by the Stockholders Agreement, the~~The number of authorized shares of ~~any of the~~ Class A ~~Common Stock, Class B Stock, Class C~~ Common Stock or Preferred Stock may be increased or decreased (but not below the number of shares thereof then outstanding) by the affirmative vote of the holders of a majority of the voting power of all of the outstanding shares of stock ~~of the Corporation~~ entitled to vote thereon, without a separate vote of any holders of shares of Class A Common Stock~~, Class B Stock, Class C Common Stock~~ or Preferred Stock, or of any series thereof, unless a separate vote of any such holders is required pursuant to the terms of any Preferred Stock Designation, irrespective of the provisions of Section 242(b)(2) of the DGCL.

Section 4.4 Class A Common Stock~~, Class B Stock and Class C Common Stock~~. The powers, preferences and rights of the Class A ~~Common Stock, the Class B Stock and the Class C~~ Common Stock, and the qualifications, limitations or restrictions thereof are as follows:

(a) Voting Rights. Except as otherwise required by law,

(i) Each share of Class A Common Stock shall entitle the record holder thereof as of the applicable record date to one (1) vote per share in person or by proxy on all matters submitted to a vote of the holders of Class A Common Stock, whether voting separately as a class or otherwise.

~~(ii) Each share of Class B Stock shall entitle the record holder thereof as of the applicable record date to ten (10) votes per share in person or by proxy on all matters submitted to a vote of the holders of Class B Stock, whether voting separately as a class or otherwise.~~

~~(iii) Each share of Class C Common Stock shall entitle the record holder thereof as of the applicable record date to ten (10) votes per share in person or by proxy on all matters submitted to a vote of the holders of Class C Common Stock, whether voting separately as a class or otherwise.~~

(ii) ~~(iv)~~ Except as otherwise required in this Second Amended and Restated Certificate of Incorporation (the “Second Amended and Restated Certificate of Incorporation”), the holders of shares of Class A ~~Common Stock, Class B Stock and Class C~~ Common Stock shall vote together as a single class (or, if any holders of shares of Preferred Stock are entitled to vote together with the holders of Class A Common Stock, ~~Class B Stock and Class C Common Stock,~~ as a single class with such holders of Preferred Stock) on all matters submitted to a vote of stockholders of the Corporation.

(b) Dividends and Distributions. Subject to applicable law and the rights, if any, of the holders of any outstanding series of Preferred Stock or any class or series of stock having a preference over or the right to participate with the Class A Common Stock and Class C Common Stock with respect to the payment of dividends, dividends may be declared and paid on the Class A Common Stock and Class C Common Stock out of the assets or funds of the Corporation that are by law available therefor, at such times and in such amounts as the Board of Directors in its discretion shall determine. ~~Dividends may not be declared or paid (x) on the Class A Common Stock unless a dividend of the same amount per share and same type of cash or property (or combination thereof) per share is concurrently declared or paid on the Class C Common Stock or (y) on the Class C Common Stock unless a dividend of the same amount per share and same type of cash or property (or combination thereof) per share is concurrently declared or paid on the Class A Common Stock; provided, however, in the event any dividend is declared or paid in-kind in shares of Class~~ A Common Stock or shares of Class ~~C Common Stock, as applicable, then the holders of Class A Common Stock will be entitled to receive such dividends only in the form of shares of Class A Common Stock and the holders of Class C Common Stock will be entitled to receive such dividend only in the form of shares of Class C Common Stock (provided, any such dividend shall be required to be declared and paid at the same rate on the outstanding shares of Class A Common Stock as it is on the outstanding shares of Class C Common Stock). Other than in connection with a dividend declared by the Board of Directors in connection with a “poison pill” or similar stockholder rights plan, dividends shall not be declared or paid on the Class B Stock and the holders of shares of Class B Stock shall have no right to receive dividends in respect of such shares of Class B Stock.~~

(c) Liquidation Rights. In the event of liquidation, dissolution or winding up of the affairs of the Corporation, whether voluntary or involuntary, after payment or provision for payment of the debts and other liabilities of the Corporation and after making provisions for preferential and other amounts, if any, to which the holders of Preferred Stock or any class or series of stock having a preference over or the right to participate with the Class A Common Stock ~~and Class C Common Stock~~ with respect to payments in liquidation shall be entitled, the remaining assets and funds of the Corporation available for distribution shall be divided among and paid ratably to the holders of all outstanding shares of Class A Common Stock ~~and Class C Common Stock~~ in

proportion to the number of shares held by each such stockholder~~. Without limiting the rights of the holders of Class B Stock to have their Common Units (as defined below) redeemed or exchanged in accordance with Article XI of the LLC Agreement (as defined below), the holders of shares of Class B Stock shall be entitled to receive $0.0001 per share in any liquidation, dissolution or winding up, and upon receiving such amount, the holders of shares of Class B Stock, as such, shall not be entitled to receive any other assets or funds of the Corporation~~. A consolidation, reorganization or merger of the Corporation with any other Person or Persons (as defined below), or a sale of all or substantially all of the assets of the Corporation, shall not be considered to be a dissolution, liquidation or winding up of the Corporation within the meaning of this Section 4.4(c).

~~(d) Class B Stock.~~

~~(i) From and after the effectiveness of this Amended and Restated Certificate of Incorporation with the Secretary of State of the State of Delaware (the “Effective Time”), (x) shares of Class B Stock may be issued only to, and registered only in the name of, the Existing Owners and their respective Permitted Transferees (as defined below) in accordance with Section 4.5 (including all subsequent Permitted Transferees) (the Existing Owners together with such persons, collectively, the “Permitted Class B Owners”) and (y) the aggregate number of shares of Class B Stock at any time registered in the name of each such Permitted Class B Owner must be equal to the aggregate number of Common Units held of record at such time by such Permitted Class B Owner under the LLC Agreement (as defined below); provided, however, that with respect to shares of Class B Stock held by any Permitted Class B Owner that is a Searchlight Related Party (a “Permitted Searchlight Class B Owner”), the requirement described in the foregoing clause (y) shall be satisfied so long as the aggregate number of shares of Class B Stock at any time registered in the name of all Permitted Searchlight Class B Owners is equal to the aggregate number of Common Units held of record at such time by all Permitted Searchlight Class B Owners (the requirement described in this proviso, the “SL Collective Registered Owner Requirement”). As used in this Amended and Restated Certificate of Incorporation, (A) “Existing Owner” means each of the holders of Common Units (other than the Corporation) of Shift4 LLC, as set forth on Schedule A hereto, (B) “Common Unit” means a membership interest in Shift4 LLC, authorized and issued under the Sixth Amended and Restated Limited Liability Company Agreement of Shift4 LLC, dated as of the date hereof, as such agreement may be further amended, restated, amended and restated, supplemented or otherwise modified from time to time (the “LLC Agreement”), and constituting a “Common Unit” as defined in such LLC Agreement and (C) “Permitted Transferee” means (1) the Corporation and any of its subsidiaries and (2) any Affiliate (as defined below) of the respective transferor.~~

~~(ii) The Corporation shall, to the fullest extent permitted by law, undertake all necessary and appropriate action within its control (A) except in the case of the Permitted Searchlight Class B Owners, to ensure that the number of shares of Class B Stock issued by the Corporation at any time to, or otherwise held of record by, any Permitted Class B Owner shall be equal to the aggregate number of Common Units held of record by such Permitted Class B Owner in accordance with the terms of the LLC Agreement and (B) in the case of the Permitted Searchlight Class B Owners, to ensure that the SL Collective Registered Owner Requirement is satisfied.~~

~~(iii) In the event that there is a merger, consolidation or Change of Control (as defined below) of the Corporation that was approved by the Board of Directors prior to such merger, consolidation or Change of Control, without limiting the rights of the holders of Class B Stock to have their Common Units redeemed or exchanged in accordance with Article XI of the LLC Agreement, then the holders of shares of Class B Stock shall not be entitled to receive more than $0.0001 per share of Class B Stock, whether in the form of consideration for such shares or in the form of a distribution of the proceeds of a sale of all or substantially all of the assets of the Corporation with respect to such shares.~~

~~(e) Class C Common Stock. From and after the Effective Time, shares of Class C Common Stock may be issued only to, and registered only in the name of the Persons set forth on Schedule B hereto (the “Initial Class C Holders”) and their respective Permitted Transferees in accordance with Section~~

~~4.5 (including all subsequent Permitted Transferees) (the Initial Class C Holders together with such persons, collectively, the “Permitted Class C Owners”).~~

~~Section 4.5 Transfer of Class B Stock and Class C Common Stock.~~

~~(a) A holder of Class B Stock may surrender shares of such Class B Stock, as applicable, to the Corporation for cancellation for no consideration at any time. Following the surrender, or other acquisition, of any shares of Class B Stock to or by the Corporation, the Corporation will take all actions necessary to cancel and retire such shares and such shares shall not be re-issued by the Corporation.~~

~~(b) Except as set forth in Section 4.5(a), a holder of Class B Stock may Transfer shares of Class B Stock only to a Permitted Transferee of such holder, and only if (i) except in the case of a Transfer by a Permitted Searchlight Class B Owner, such holder also simultaneously Transfers an equal number of such holder’s Common Units to such Permitted Transferee in compliance with the LLC Agreement or (ii) in the case of a Transfer by a Permitted Searchlight Class B Owner, so long as the SL Collective Registered Owner Requirement remains satisfied immediately following consummation of such Transfer. The Transfer restrictions described in this Section 4.5(b) are referred to as the “Restrictions”.~~

~~(c) If a holder of Class C Common Stock Transfers shares of Class C Common Stock to a Permitted Transferee of such holder, such shares shall remain shares of Class C Common Stock upon consummation of such Transfer. If a holder of Class C Common Stock Transfers shares of Class C Common Stock to any Person that is not a Permitted Transferee of such holder, such shares shall automatically convert into shares of Class A Common Stock, on a one-for-one basis, upon consummation of such Transfer, in accordance with Section 4.5(e).~~

~~(d) Any purported Transfer of shares of Class B Stock in violation of the Restrictions shall be null and void. If, notwithstanding the Restrictions, a Person, voluntarily or involuntarily (including by way of a foreclosure), purportedly becomes or attempts to become, the purported owner (the “Purported Owner”) of shares of Class B Stock in violation of the Restrictions, then the Purported Owner shall not obtain any rights in, to or with respect to such shares of Class B Stock (the “Class B Restricted Shares”), and the purported Transfer of the Class B Restricted Shares to the Purported Owner shall not be recognized by the Corporation, the Corporation’s transfer agent (the “Transfer Agent”) or the Secretary of the Corporation and each Class B Restricted Share shall, to the fullest extent permitted by law, automatically, without any further action on the part of the Corporation, the holder thereof or any other party, lose all voting rights as set forth herein and become a non-voting share.~~

~~(e) If, any holder of shares of Class C Common Stock, voluntarily or involuntarily (including by way of a foreclosure), purportedly Transfers, or attempts to Transfer, any such shares of Class C Common Stock to any Person that is not a Permitted Transferee of such holder, upon consummation of such Transfer, such shares of Class C Common Stock shall be automatically converted into an equal number of shares of Class A Common Stock and the purported transferee of such shares of Class C Common Stock shall not obtain any rights in, to or with respect to such shares of Class C Common Stock (the “Class C Restricted Shares”) (other than rights in, to or with respect to the shares of Class A Common Stock into which such Class C Restricted Shares are converted), and the purported Transfer of such Class C Restricted Shares shall not be recognized by the Corporation, the Transfer Agent or the Secretary of the Corporation (other than to the extent necessary to recognize the ownership by the transferee of the shares of Class A Common Stock into which such Class C Restricted Shares are converted).~~

~~(f) Upon a determination by the Corporation that a Person has attempted or may attempt to Transfer or to acquire Class B Restricted Shares in violation of the Restrictions, the Corporation may take such action as it deems necessary or advisable to refuse to give effect to such Transfer or acquisition on the books and records of the Corporation, including without limitation to cause the Transfer Agent or the Secretary of the Corporation, as applicable, to not record the Purported Owner as the record owner of the Class B Restricted Shares and to institute proceedings to enjoin or rescind any such Transfer or acquisition. Upon a determination by the Corporation that a Person has attempted or may attempt to Transfer shares of Class C Common Stock to a Person that is not a Permitted Transferee of such holder, the Corporation may take such action as it deems necessary or advisable to refuse to give effect to such Transfer or acquisition on the books and records of the Corporation, including without limitation to cause the Transfer Agent or the Secretary of the Corporation, as applicable, to not record the purported~~

~~transferee as the record owner of the Class C Restricted Shares, and to institute proceedings to enjoin or rescind any such Transfer or acquisition (in each case, other than to the extent necessary to recognize the ownership by the transferee of the shares of Class A Common Stock in which such Class C Restricted Shares are converted).~~

~~(g) The Board of Directors may, to the extent permitted by law, from time to time establish, modify, amend or rescind, by by law or otherwise, regulations and procedures not inconsistent with the provisions of this Section 4.5 for determining whether any Transfer or acquisition of shares of Class B Stock would violate the Restrictions, or whether any Transfer or acquisition of shares of Class C Common Stock is being made to a Person that is not a Permitted Transferee of the transferor, and for the orderly application, administration and implementation of the provisions of this Section 4.5. Any such procedures and regulations shall be kept on file with the Secretary of the Corporation and with the Transfer Agent and shall be made available for inspection by and, upon written request shall be mailed to, any requesting holders of shares of Class B Stock and/or Class C Common Stock.~~

~~(h) As used in this Section 4.5, the term “Transfer”, as it relates to the shares of Class B Stock and Class C Common Stock, shall not be deemed to include any bona fide pledge or collateralization by a holder thereof to a financial institution in connection with any bona fide loan or debt transaction, but such term shall include any foreclosure on such shares by such financial institution following or in connection with any such pledge or collateralization.~~

~~Section 4.6 Certificates. All certificates or book entries representing shares of Class B Stock and/or Class C Common Stock shall bear a legend substantially in the following form (or in such other form as the Board of Directors may determine):~~

~~THE SECURITIES REPRESENTED BY THIS [CERTIFICATE][BOOK ENTRY] ARE SUBJECT TO THE RESTRICTIONS (INCLUDING RESTRICTIONS ON TRANSFER) SET FORTH IN THE AMENDED AND RESTATED CERTIFICATE OF INCORPORATION OF THE CORPORATION (A COPY OF WHICH IS ON FILE WITH THE SECRETARY OF THE CORPORATION AND SHALL BE PROVIDED FREE OF CHARGE TO ANY STOCKHOLDER MAKING A REQUEST THEREFOR).~~

Section 4.5~~Section 4.7~~  Fractions. Class A ~~Common Stock, Class B Stock and Class C~~ Common Stock may be issued and, to the extent permitted hereby, Transferred in fractions of a share which shall entitle the holder to exercise fractional voting rights and to have the benefit of all other rights of holders of Class A Common Stock~~, Class B Stock and Class C Common Stock, as applicable. Subject to the Restrictions and the other provisions of Section 4.5, holders~~. Holders of shares of Class A Common Stock, ~~Class B Stock and Class C Common Stock~~ shall be entitled to Transfer fractions thereof and the Corporation shall, and shall cause the Transfer Agent to, facilitate any such Transfers, including by issuing certificates or making book entries representing any such fractional shares. For all purposes of this Second Amended and Restated Certificate of Incorporation, all references to Class A Common Stock~~, Class B Stock and Class C Common Stock or any share thereof (whether in the singular or plural)~~ shall be deemed to include references to any fraction of a share of such Class A Common Stock~~, Class B Stock or Class C Common Stock~~.

Section 4.6~~Section 4.8~~ Amendment.

Except as otherwise required by law, holders of Class A Common Stock~~, Class B Stock and Class C Common Stock~~ shall not be entitled to vote on any amendment to this Second Amended and Restated Certificate of Incorporation (including any Preferred Stock Designation) that relates solely to the terms of one or more outstanding series of Preferred Stock if the holders of such affected series are entitled, either separately or together with the holders of one or more other such series, to vote thereon pursuant to this Second Amended and Restated Certificate of Incorporation (including any Preferred Stock Designation).

ARTICLE V.

~~The Corporation shall at all times reserve and keep available out of its authorized but unissued shares or other securities at least as many shares or other securities equal to the number of Common Units held by the holders of Common Units (other than the Corporation and any direct or indirect majority-owned subsidiary of the Corporation).~~

[Reserved].

ARTICLE VI.

~~Subject to the Stockholders Agreement (for so long as it remains in effect), the~~The Board of Directors is expressly authorized to adopt, amend and repeal the bylaws of the Corporation (the “Bylaws”).

ARTICLE VII.

Section 7.1 Ballot. Elections of directors (each such director, in such capacity, a “Director”) need not be by written ballot unless the Bylaws shall so provide.

Section 7.2 Number and Terms of the Board of Directors. Subject to the rights of the holders of any series of Preferred Stock to elect directors under specified circumstances, the number of Directors shall be fixed from time to time exclusively by a majority of the Whole Board of Directors; provided, that for as long as ~~the~~ that certain stockholders agreement, dated as of June 4, 2020, by and among the Corporation and the other Persons party thereto (as it may be amended from time to time in accordance with its terms, the “Stockholders Agreement”) is in effect, the number of Directors shall never be less than the aggregate number of Directors that the parties to the Stockholders Agreement are entitled to designate from time to time pursuant to Section 1 thereof. For purposes of this Second Amended and Restated Certificate of Incorporation, the term “Whole Board of Directors” shall mean the total number of authorized directors (from time to time) whether or not there exist any vacancies in previously authorized directorships.

Section 7.3 Newly Created Directorships and Vacancies. Except as otherwise required by law and subject to the Stockholders Agreement (for so long as it remains in effect) and the separate rights of the holders of any series of Preferred Stock then outstanding, unless the Board of Directors otherwise determines, newly created directorships resulting from any increase in the authorized number of directors or any vacancies on the Board of Directors resulting from the death, resignation, disqualification, removal from office or other cause shall be filled only by a majority vote of the Directors then in office, though less than a quorum, or by a sole remaining Director entitled to vote thereon, and not by the stockholders. Subject to the Stockholders Agreement (for so long as it remains in effect), any Director so chosen shall hold office until the next election of the class for which such Director shall have been chosen and until his or her successor shall be elected and qualified.

Section 7.4 Removal for Cause. Subject to the rights of the holders of any series of Preferred Stock then outstanding, for as long as this Second Amended and Restated Certificate of Incorporation provides for a classified Board of Directors, any Director, or the entire Board of Directors, may ~~otherwise~~ be removed only for cause and only by an affirmative vote of a majority of the voting power of all the outstanding shares of stock entitled to vote generally in the election of directors, at a meeting duly called for that purpose; provided, however, that the directors appointed pursuant to the Stockholders Agreement may be removed with or without cause in accordance with the terms thereof and the requirements of the DGCL.

Section 7.5 Classified Board. Subject to the Stockholders Agreement, ~~at the Effective Time,~~ the Directors shall be classified, with respect to the time for which they shall hold their respective offices, by dividing them into three (3) classes, with each Director then in office to be designated as a Class I Director, a Class II Director or a Class III Director, with each class to be apportioned as nearly equal in number as possible. ~~Directors shall be assigned to each class in accordance with a resolution or resolutions adopted by the Board of Directors.~~ The initial Class I Directors ~~shall serve~~served for a term expiring at the first annual meeting of stockholders of the Corporation following the effectiveness of the filing of the Original Certificate with the Office of the Secretary of State of the State of Delaware (the “Effective Time”); the initial Class II Directors ~~shall serve~~served for a term expiring at the second annual meeting of stockholders following the Effective Time; and the initial Class III Directors ~~shall serve~~served for a term expiring at the third annual meeting of stockholders following the Effective Time. At each annual meeting of stockholders beginning with the first annual meeting of stockholders following the Effective Time, the successors of the class of Directors whose term expires at that meeting shall be elected to hold office for a term expiring at the third annual meeting of stockholders to be held following their election, with each Director in each such class to hold office until his or her successor is duly elected and qualified, subject to such Director’s earlier death, resignation or removal in accordance with Section ~~7.4~~7.4 of this Second Amended and Restated Certificate of ~~lncorporation~~Incorporation. Subject to the Stockholders Agreement (for so long as it remains in effect), the Board of Directors is authorized to assign each Director ~~already in office at the Effective Time, as well as each Director~~ elected or appointed to a newly created directorship due to an increase in the size of the Board of Directors, to Class I, Class II or Class III~~; provided, that the class assignments for the initial directors designated for nomination and elected to the Board of Directors pursuant to the Stockholders Agreement shall be as set forth in Section 3 of the Stockholders Agreement~~. Without limitation to the rights of the stockholders party to the Stockholders Agreement, the provisions of this Section ~~7.5~~7.5 are subject to the rights of the holders of any class or series of Preferred Stock to elect directors and such directors need not serve classified terms.

Section 7.6 Notice. Advance notice of stockholder nominations for election of Directors and other business to be brought by stockholders before a meeting of stockholders shall be given in the manner provided by the Bylaws.

ARTICLE VIII.

Any action required or permitted to be taken at any annual or special meeting of stockholders may be taken without a meeting, without prior notice and without a vote, if a consent or consents in writing, setting forth the action so taken, are (1) signed by the holders of outstanding shares of the relevant class(es) or series of stock of the Corporation representing not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares of stock of the Corporation then issued and outstanding entitled to vote thereon were present and voted, and (2) delivered to the Corporation in accordance with applicable law.

ARTICLE IX.

~~Subject to the Stockholders Agreement (for so long as it remains in effect), the~~The Corporation reserves the right to amend, alter, change or repeal any provision contained in this Second Amended and Restated Certificate of Incorporation, in the manner now or hereafter prescribed by statute, and all rights conferred upon stockholders herein are granted subject to this reservation~~; provided, that any amendment (including by merger, consolidation or otherwise) to this Amended and Restated Certificate of Incorporation that gives holders of the Class B Stock (i) any rights to receive dividends or any other kind of distribution, (ii) any right to convert into or be exchanged for Class A Common Stock or (iii) any other economic rights shall, in addition to the affirmative vote of the holders of a majority of the voting power of all of the outstanding voting stock of the Corporation entitled to vote, also require the affirmative vote of a majority of shares of Class A Common Stock voting separately as a class and the affirmative vote of a majority of shares of Class C Common Stock voting separately as a class~~. If any provision or provisions of this Second Amended and Restated Certificate of Incorporation shall be held to be invalid, illegal or unenforceable as applied to any Person or circumstance for any reason whatsoever, then, to the fullest extent permitted by law, the validity, legality and enforceability of such provisions in any other circumstance and of the remaining provisions of this Second Amended and Restated Certificate of ~~lncorporation~~Incorporation (including, without limitation, each portion of any sentence of this Second Amended and Restated Certificate of Incorporation containing any such provision held to be invalid, illegal or unenforceable that is not itself held to be invalid, illegal or unenforceable) and the application of such provision to other Persons and circumstances shall not in any way be affected or impaired thereby.

ARTICLE X.

The Corporation is authorized to indemnify, and to advance expenses to, each current or former Director, officer, employee or agent of the Corporation to the fullest extent permitted by Section 145 of the DGCL as it presently exists or may hereafter be amended. To the fullest extent permitted by the laws of the State of Delaware as it exists on the date hereof or as it may hereafter be amended, no Director shall be personally liable to the Corporation or its stockholders for monetary damages for any breach of his or her fiduciary duties as a director. No amendment to, or modification or repeal of, this Article X shall adversely affect any right or protection of a Director or of any officer, employee or agent of the Corporation existing hereunder with respect to any act or omission occurring prior to such amendment, modification or repeal.

ARTICLE XI.

Section 11.1 Corporate Opportunity.

(a) To the fullest extent permitted by the laws of the State of Delaware and in accordance with Section 122(17) of the DGCL, (i) the Corporation hereby renounces all interest and expectancy that it otherwise would be entitled to have in, and all rights to be offered an opportunity to participate in, any business opportunity that from time to time may be presented to (1) ~~Searchlight, any Directors who are employees of or Affiliates of Searchlight (other than any such Director who is also an employee of the Corporation or its subsidiaries), (2)~~ Rook, any Directors who are employees of or Affiliates of Rook (other than any such Director who is also an employee of the Corporation or its subsidiaries), or (~~3~~2) any Director or stockholder who is not employed by the Corporation or its subsidiaries (each such Person, an “Exempt Person”); (ii) no Exempt Person will have any duty to refrain from (1) engaging in a corporate opportunity in the same or similar lines of business in which the Corporation or its subsidiaries from time to time is engaged or proposes to engage or (2) otherwise competing, directly or indirectly, with the Corporation or any of its subsidiaries; and (iii) if any Exempt Person acquires knowledge of a potential transaction or other business opportunity which may be a corporate opportunity both for such Exempt Person or any of his or her respective Affiliates, on the one hand, and for the Corporation or its subsidiaries, on the other hand, such Exempt Person shall have no duty to communicate or offer such transaction or business opportunity to the Corporation or its subsidiaries and such Exempt Person may take any and all such transactions or opportunities for itself or offer such transactions or opportunities to any other Person. Notwithstanding the foregoing, the preceding sentence of this Section 11.1(a) shall not apply to any potential transaction or business opportunity that is expressly offered to a Director, executive officer or employee of the Corporation or its subsidiaries, solely in his or her capacity as a Director, executive officer or employee of the Corporation or its subsidiaries.

(b) To the fullest extent permitted by the laws of the State of Delaware, no potential transaction or business opportunity may be deemed to be a corporate opportunity of the Corporation or its subsidiaries unless (i) the Corporation or its subsidiaries would be permitted to undertake such transaction or opportunity in accordance with this Second Amended and Restated Certificate of Incorporation, (ii) the Corporation or its subsidiaries at such time have sufficient financial resources to undertake such transaction or opportunity, (iii) the

Corporation or its subsidiaries have an interest or expectancy in such transaction or opportunity and (iv) such transaction or opportunity would be in the same or similar line of business in which the Corporation or its subsidiaries are then engaged or a line of business that is reasonably related to, or a reasonable extension of, such line of business.

Section 11.2 Liability. To the fullest extent permitted by law, no stockholder and no Director will be liable to the Corporation or its subsidiaries or stockholders for breach of any duty solely by reason of any activities or omissions of the types referred to in this Article XI, except to the extent such actions or omissions are in breach of this Article XI.

ARTICLE XII.

Unless the Corporation consents in writing to the selection of an alternative forum, (a) (i) any derivative action or proceeding brought on behalf of the Corporation, (ii) any action asserting a claim of breach of a fiduciary duty owed by any Director, officer or other employee or stockholder of the Corporation to the Corporation or the Corporation’s stockholders, creditors or other constituents, (iii) any action asserting a claim arising pursuant to any provision of the DGCL, this Second Amended and Restated Certificate of Incorporation, the Bylaws or as to which the DGCL confers exclusive jurisdiction on the Court of Chancery of the State of Delaware (the “Court of Chancery”), or (iv) any action asserting a claim governed by the internal affairs doctrine, shall be exclusively brought in the Court of Chancery of the State of Delaware or, if such court does not have subject matter jurisdiction thereof, the federal district court of the State of Delaware; and (b) the federal district courts of the United States (the “Federal Courts”) shall be the exclusive forum for the resolution of any complaint asserting a cause of action arising under the Securities Act ~~of 1933, as amended~~. If any provision or provisions of this Article XII shall be held to be invalid, illegal or unenforceable as applied to any person or entity or circumstance for any reason whatsoever, then, to the fullest extent permitted by law, the validity, legality and enforceability of such provisions in any other circumstance and of the remaining provisions of this Article XII (including, without limitation, each portion of any sentence of this Article XII containing any such provision held to be invalid, illegal or unenforceable that is not itself held to be invalid, illegal or unenforceable) and the application of such provision to other persons or entities and circumstances shall not in any way be affected or impaired thereby. If any action, the subject matter of which is within the scope of the first sentence of this Article XII, is filed in a court other than the Court of Chancery or the Federal Courts, as applicable, (a “Foreign Action”) in the name of any stockholder, such stockholder shall be deemed to have consented to (i) the personal jurisdiction of the Court of Chancery or the Federal Courts, as applicable, in connection with any action brought in any such court to enforce the first sentence of this Article XII and (ii) having service of process made upon such stockholder in any such action by service upon such stockholder’s counsel in the Foreign Action as agent for such stockholder. To the fullest extent permitted by law, any person or entity purchasing or otherwise acquiring or holding any interest in shares of capital stock of the Corporation shall be deemed to have notice of and consented to the provisions of this Article XII.

ARTICLE XIII.

Section 13.1 Section 203 of the DGCL. The Corporation expressly elects not to be governed by Section 203 of the DGCL and the restrictions and limitations set forth therein.

Section 13.2 Interested Stockholder Transactions. Notwithstanding anything to the contrary set forth in this Second Amended and Restated Certificate of Incorporation, the Corporation shall not engage in any Business Combination (as defined below) at any point in time at which the Corporation’s Class A ~~Common Stock, Class B Stock or Class C~~ Common Stock is registered under Section 12(b) or 12(g) of the Exchange Act with any Interested Stockholder (as defined below) for a period of three (3) years following the time that such stockholder became an Interested Stockholder, unless:

(a) prior to such time that such stockholder became an Interested Stockholder, the Board of Directors approved either the Business Combination or the transaction which resulted in such stockholder becoming an Interested Stockholder; or

(b) at or subsequent to such time that such stockholder became an Interested Stockholder, the Business Combination is approved by the Board of Directors and authorized at an annual or special meeting of stockholders by the affirmative vote of at least sixty-six and two-thirds percent (66 2/3%) of the voting power of the outstanding shares of capital stock of the Corporation which is not owned by such Interested Stockholder.

Section 13.3 Definitions. As used in this Second Amended and Restated Certificate of Incorporation, the following terms shall have the following meaning:

(a) “Affiliate” means a Person that directly, or indirectly through one or more intermediaries, controls, or is controlled by, or is under common control with, another Person;

(b) “Associate”, when used to indicate a relationship with any Person, means: (i) any corporation, partnership, unincorporated association or other entity of which such Person is a director, officer or partner or is, directly or indirectly, the owner of 20% or more of any class of shares of voting stock of the Corporation; (ii) any trust or other estate in which such Person has at least a 20% beneficial interest or as to which such Person serves as trustee or in a similar fiduciary capacity; and (iii) any relative or spouse of such Person, or any relative of such spouse, who has the same residence as such Person.

(c) “Business Combination” means (i) any merger or consolidation of the Corporation or any direct or indirect majority-owned subsidiary of the Corporation with the Interested Stockholder or (ii) any sale, lease, exchange, mortgage, pledge, Transfer or other disposition (in one transaction or a series of transactions), except proportionately as a stockholder of the Corporation, to or with the Interested Stockholder, whether as part of a dissolution or otherwise, of assets of the Corporation or of any direct or indirect majority-owned subsidiary of the Corporation which assets have an aggregate market value equal to ten percent (10%) or more of either the aggregate market value of all the assets of the Corporation determined on a consolidated basis or the aggregate market value of all the outstanding shares of capital stock of the Corporation.

~~(d) “Change of Control” means the occurrence of any of the following events: (1) any “person” or “group” (within the meaning of Sections 13(d) and 14(d) of the Exchange Act, but excluding any employee benefit plan of such person and its subsidiaries, and any person or entity acting in its capacity as trustee, agent or other fiduciary or administrator of any such plan) becomes the “beneficial owner” (within the meaning of Rules 13d-3 and 13d-5 under the Exchange Act), directly or indirectly, of shares of Class A Common Stock, Class B Stock, Class C Common Stock, Preferred Stock and/or any other class or classes of capital stock of the Corporation (if any) representing in the aggregate more than fifty percent (50%) of the voting power of all of the outstanding shares of capital stock of the Corporation entitled to vote; (2) the stockholders of the Corporation approve a plan of complete liquidation or dissolution of the Corporation or there is consummated a transaction or series of related transactions for the sale), lease, exchange or other disposition, directly or indirectly, by the Corporation of all or substantially all of the Corporation’s assets (including a sale of all or substantially all of the assets of Shift4 LLC); (3) there is consummated a merger or consolidation of the Corporation with any other corporation or entity, and, immediately after the consummation of such merger or consolidation, the voting securities of the Corporation immediately prior to such merger or consolidation do not continue to represent, or are not converted into, voting securities representing more than fifty percent (50%) of the combined voting power of the outstanding voting securities of the Person resulting from such merger or consolidation or, if the surviving company is a subsidiary, the ultimate parent thereof; or (4) the Corporation ceases to be the sole~~

~~managing member of Shift4 LLC; provided, however, that a “Change of Control” shall not be deemed to have occurred by virtue of the consummation of any transaction or series of related transactions immediately following which (a) the beneficial owners of the Class A Common Stock, Class B Stock, Class C Common Stock, Preferred Stock and/or any other class or classes of capital stock of the Corporation immediately prior to such transaction or series of transactions continue to have substantially the same proportionate ownership in and voting control over, and own substantially all of the shares of, an entity which owns all or substantially all of the assets of the Corporation immediately following such transaction or series of transactions or (b) in the case of the foregoing clauses (1) or (3), either the Rook Related Parties or the Searchlight Related Parties are the “beneficial owner” (within the meaning of Rules 13d-3 and 13d-5 under the Exchange Act), directly or indirectly, of shares of Class A Common Stock, Class B Stock, Class C Common Stock, Preferred Stock and/or any other class or classes of capital stock of the Corporation (if any) representing in the aggregate more than fifty percent (50%) of the voting power of all of the outstanding shares of capital stock of the Corporation entitled to vote (or), in the case of a transaction described in the foregoing clause (3), more than fifty percent (50%) of the combined voting power of the then outstanding voting securities of the Person resulting from such merger of consolidation or, if the surviving company is a subsidiary, the ultimate parent thereof).~~

(d) ~~(e)~~“Exchange Act” means the U.S. Securities Exchange Act of 1934, as amended, and any applicable rules and regulations promulgated thereunder, and any successor to such statute, rules or regulations.

(e) ~~(f)~~“Interested Stockholder” means any Person (other than the Corporation and any direct or indirect majority -owned subsidiary of the Corporation) that (i) is the beneficial owner (within the meaning of Rules 13d -3 and 13d -5 under the Exchange Act) of fifteen percent (15%) or more of the outstanding shares of capital stock of the Corporation that are entitled to vote, or (ii) is an Affiliate of the Corporation and was the beneficial owner of fifteen percent (15%) or more of the outstanding shares of capital stock of the Corporation that are entitled to vote at any time within the three -year period immediately prior to the date on which it is sought to be determined whether such Person is an Interested Stockholder, and the Affiliates and Associates of such Person. Notwithstanding anything in this Article XIII to the contrary, the term “Interested Stockholder” shall not include: ~~(x) the Searchlight Related Parties or any of their Affiliates or Associates, including any investment funds managed, directly or indirectly, by Searchlight or any other Person with whom any of the foregoing are acting as a group or in concert for the purpose of acquiring, holding, voting or disposing of shares of capital stock of the Corporation (y)~~ the Rook Related Parties or any of their Affiliates or Associates, including any investment funds managed, directly or indirectly, by Rook or any other Person with whom any of the foregoing are acting as a group or in concert for the purpose of acquiring, holding, voting or disposing of shares of capital stock of the Corporation, or ~~(z)~~ any Person who acquires voting stock of the Corporation directly from a ~~Searchlight Related Party or a~~ Rook Related Party with prior approval of the Board of Directors, and excluding, for the avoidance of doubt, any Person who acquires voting stock of the Corporation through a broker’s transaction executed on any securities exchange or other over-the-counter market or pursuant to an underwritten public offering.

(f) ~~(g)~~“Person” means any individual, corporation, partnership, limited liability company, unincorporated association or other entity.

(g) ~~(h)~~“Rook” means Rook Holdings Inc., a Delaware corporation.

(h) ~~(i)~~“Rook Related Parties” means Rook and its Affiliates.

~~(j) “Searchlight” means Searchlight II GWN, L.P., a Delaware limited partnership.~~

~~(k) “Searchlight Related Parties” means Searchlight and its Affiliates.~~

(i) ~~(l)~~“Securities Act” means the U.S. Securities Act of 1933, as amended, and applicable rules and regulations promulgated thereunder, and any successor to such statute, rules or regulations.

(j) ~~(m)~~“Transfer” (and, with a correlative meaning, “Transferring”) means any sale, transfer, assignment, redemption or other disposition of (whether directly or indirectly, whether with or without consideration and whether voluntarily or involuntarily or by operation of Law) (a) any interest (legal or beneficial) in any shares of capital of stock of the Corporation or (b) any equity or other interest (legal or beneficial) in any stockholder if substantially all of the assets of such stockholder consist solely of shares of capital stock of the Corporation.

ARTICLE XIV.

No officer of the Corporation shall have any personal liability to the Corporation or its stockholders for monetary damages for any breach of fiduciary duty as an officer, except to the extent such exemption from liability or limitation thereof is not permitted under the DGCL as the same exists or hereafter may be amended. Any amendment, repeal or modification of this Article XIV, or the adoption of any provision of this Second Amended and Restated Certificate of Incorporation inconsistent with this Article XIV, shall not adversely affect any right or protection of an officer of the Corporation, as applicable, with respect to any act or omission occurring prior to such amendment, repeal, modification or adoption. If the DGCL is amended after approval by the stockholders of this Article XIV to authorize corporate action further eliminating or limiting the personal liability of officers, then the liability of an officer of the Corporation, as applicable, shall be eliminated or limited to the fullest extent permitted by the DGCL as so amended.

IN WITNESS WHEREOF, the Corporation has caused this Second Amended and Restated Certificate of Incorporation to be signed on ~~June 4~~[●], ~~2020~~2026.

SHIFT4 PAYMENTS, INC.

By:
Name:	David Taylor Lauber
Title:	Chief Executive Officer

EXHIBIT A

6.00% SERIES A MANDATORY CONVERTIBLE PREFERRED STOCK

Shift4 Payments, Inc.

Certificate of Designations

6.00% Series A Mandatory Convertible Preferred Stock

May 5, 2025

Certificate of Designations

6.00% Series A Mandatory Convertible Preferred Stock

On April 30, 2025, the Board of Directors (as hereinafter defined) of Shift4 Payments, Inc., a Delaware corporation (the “Company”), adopted the following resolution designating and creating, out of the authorized and unissued shares of preferred stock of the Company, a series of stock of the Company titled the “6.00% Series A Mandatory Convertible Preferred Stock”:

RESOLVED that, pursuant to the Certificate of Incorporation, the Bylaws and applicable law, a series of stock of the Company titled the “6.00% Series A Mandatory Convertible Preferred Stock,” and having a par value of $0.0001 per share and an initial number of authorized shares equal to 10,423,296, is hereby designated and created out of the authorized and unissued shares of preferred stock of the Company, which series has the rights, preferences, voting powers and other provisions set forth below:

Section 1. Definitions.

An “Acquisition Non-Occurrence Event” will be deemed to occur on the first date that either (a) the Transaction Agreement is terminated in accordance with its terms; or (b) the Board of Directors determines, in its reasonable judgment, that the closing of the Global Blue Merger will not occur; provided, however, that if neither of the events set forth in clause (a) or (b) has occurred by 5:00 p.m., New York City time, on September 30, 2025 (or February 16, 2026 if the “End Date” is extended pursuant to the Transaction Agreement), but the Global Blue Merger has not closed as of such time, then an Acquisition Non-Occurrence Event will be deemed to occur on September 30, 2025 (or such later date corresponding to the End Date as extended pursuant to the Transaction Agreement).

“Acquisition Non-Occurrence Redemption Date” means the date fixed, pursuant to Section 7(c), for the settlement of the repurchase of the Mandatory Convertible Preferred Stock by the Company pursuant to a Redemption.

“Affiliate” has the meaning set forth in Rule 144 under the Securities Act as in effect on the Initial Issue Date.

“Applicable Conversion Rate” has the following meaning with respect to the conversion of any share of Mandatory Convertible Preferred Stock:

(a) if such conversion is a Mandatory Conversion, the Applicable Conversion Rate determined pursuant to Section 9(d)(ii);

(b) if such conversion is a Make-Whole Fundamental Change Conversion, the Applicable Conversion Rate determined pursuant to Section 9(e)(iii)(2); and

(c) if such conversion is an Early Conversion that is not a Make-Whole Fundamental Change Conversion, the Applicable Conversion Rate determined pursuant to Section 9(e)(iii)(1).

“Board of Directors” means the Company’s board of directors or a committee of such board duly authorized to act on behalf of such board.

“Boundary Conversion Prices” mean the Minimum Conversion Price and the Maximum Conversion Price.

“Boundary Conversion Rates” mean the Minimum Conversion Rate and the Maximum Conversion Rate.

“Business Day” means any day other than a Saturday, a Sunday or any day on which the Federal Reserve Bank of New York is authorized or required by law or executive order to close or be closed.

“Bylaws” means the Company’s amended and restated bylaws, as the same may be further amended, supplemented or restated.

“Capital Stock” of any Person means any and all shares of, interests in, rights to purchase, warrants or options for, participations in, or other equivalents of, in each case however designated, the equity of such Person, but excluding any debt securities convertible into such equity.

“Certificate of Designations” means this Certificate of Designations, as amended or supplemented from time to time.

“Certificate of Incorporation” means the Company’s amended and restated Certificate of Incorporation, as the same may be further amended, supplemented or restated.

“Class A Common Stock” means the Class A common stock, $0.0001 par value per share, of the Company, subject to Section 9(h).

“Class A Common Stock Change Event” has the meaning set forth in Section 9(h)(i).

“Class B Common Stock” means the Class B common stock, $0.0001 par value per share, of the Company.

“Class C Common Stock” means the Class C common stock, $0.0001 par value per share, of the Company.

“Close of Business” means 5:00 p.m., New York City time.

“Common Equity” for any Person means Capital Stock of such Person that is generally entitled (a) to vote on the election of directors of such Person or (b) if such Person is not a corporation, to vote or otherwise participate in the selection of the governing body, partners, managers or others that will control the management or policies of such Person.

“Company” means Shift4 Payments, Inc., a Delaware corporation.

“Conversion Agent” has the meaning set forth in Section 3(f)(i).

“Conversion Consideration” means, with respect to the conversion of any Mandatory Convertible Preferred Stock, the type and amount of consideration payable to settle such conversion, determined in accordance with Section 9.

“Conversion Date” has the following meaning with respect to the conversion of any share of Mandatory Convertible Preferred Stock: (a) if such conversion is a Mandatory Conversion, the Mandatory Conversion Date; and (b) in all other cases, the Early Conversion Date for such conversion.

“Daily VWAP” means, for any VWAP Trading Day, the per share volume-weighted average price of the Class A Common Stock as displayed under the heading “Bloomberg VWAP” on Bloomberg page “FOUR <EQUITY> AQR” (or, if such page is not available, its equivalent successor page) in respect of the period from the scheduled open of trading until the scheduled close of trading of the primary trading session on such VWAP Trading Day (or, if such volume-weighted average price is unavailable, the market value of one (1) share of Class A Common Stock on such VWAP Trading Day, determined, using a volume-weighted average price method, by a nationally recognized independent investment banking firm the Company selects, which may include any of the Underwriters). The Daily VWAP will be determined without regard to after-hours trading or any other trading outside of the regular trading session.

“Depositary” means The Depository Trust Company or its successor, or any successor depositary for the applicable shares of Mandatory Convertible Preferred Stock.

“Depositary Participant” means any member of, or participant in, the Depositary.

“Depositary Procedures” means, with respect to any conversion, transfer, exchange or other transaction involving a Global Certificate representing any Mandatory Convertible Preferred Stock, or any beneficial interest in such certificate, the rules and procedures of the Depositary applicable to such conversion, transfer, exchange or transaction.

“Director Qualification Requirement” has the meaning set forth in Section 8(a)(i).

“Dividend Junior Stock” means any class or series of the Company’s stock whose terms do not expressly provide that such class or series will rank senior to, or equally with, the Mandatory Convertible Preferred Stock with respect to the payment of dividends (without regard to whether or not dividends accumulate cumulatively). Dividend Junior Stock includes the Class A Common Stock, Class B Common Stock and Class C Common Stock. For the avoidance of doubt, Dividend Junior Stock will not include any securities of the Company’s Subsidiaries.

“Dividend Make-Whole Stock Price” has the following meaning with respect to the conversion of any share of Mandatory Convertible Preferred Stock: (a) if such conversion is a Mandatory Conversion, ninety seven percent (97%) of the Mandatory Conversion Stock Price; (b) if such conversion is a Make-Whole Fundamental Change Conversion, ninety seven percent (97%) of the Make-Whole Fundamental Change Stock Price for the relevant Make-Whole Fundamental Change; and (c) if such conversion is an Early Conversion that is not a Make-Whole Fundamental Change Conversion, the average of the Daily VWAPs per share of Class A Common Stock for each of the five (5) consecutive VWAP Trading Days ending on, and including, the VWAP Trading Day immediately before the Conversion Date for such conversion.

A “Dividend Non-Payment Event” will be deemed to occur when accumulated dividends on the outstanding Mandatory Convertible Preferred Stock have not been declared and paid for the equivalent of six (6) or more Dividend Periods (including, for the avoidance of doubt, the Dividend Period beginning on, and including, the Initial Issue Date and ending on, but excluding, August 1, 2025), whether or not consecutive. A Dividend Non-Payment Event that has occurred will be deemed to continue until such time when all accumulated and unpaid dividends on the outstanding Mandatory Convertible Preferred Stock have been paid in full, at which time such Dividend Non-Payment Event will be deemed to be cured and cease to be continuing. For purposes of this definition, a dividend on the Mandatory Convertible Preferred Stock will be deemed to have been paid if such dividend is declared and consideration in kind and amount that is sufficient, in accordance with this Certificate of Designations, to pay such dividend is set aside for the benefit of the Holders entitled thereto.

“Dividend Parity Stock” means any class or series of the Company’s stock (other than the Mandatory Convertible Preferred Stock) whose terms expressly provide that such class or series will rank equally with the Mandatory Convertible Preferred Stock with respect to the payment of dividends (without regard to whether or not dividends accumulate cumulatively). For the avoidance of doubt, Dividend Parity Stock will not include any securities of the Company’s Subsidiaries.

“Dividend Payment Date” means, with respect to any share of Mandatory Convertible Preferred Stock, each February 1, May 1, August 1 and November 1 of each year, beginning on August 1, 2025 (or beginning on such other date specified in the certificate representing such share) and ending on, and including, May 1, 2028.

“Dividend Period” means each period from, and including, a Dividend Payment Date (or, in the case of the first Dividend Period, from, and including, the Initial Issue Date) to, but excluding, the next Dividend Payment Date.

“Dividend Senior Stock” means any class or series of the Company’s stock whose terms expressly provide that such class or series will rank senior to the Mandatory Convertible Preferred Stock with respect to the payment of dividends (without regard to whether or not dividends accumulate cumulatively). For the avoidance of doubt, Dividend Senior Stock will not include any securities of the Company’s Subsidiaries.

“Dividend Stock Price” means, with respect to any declared dividend on the Mandatory Convertible Preferred Stock, ninety seven percent (97%) of the average of the Daily VWAPs per share of Class A Common Stock for each VWAP Trading Day during the related Dividend Stock Price Observation Period.

“Dividend Stock Price Observation Period” means, with respect to any declared dividend on the Mandatory Convertible Preferred Stock, the five (5) consecutive VWAP Trading Days beginning on, and including, the sixth (6th) Scheduled Trading Day immediately before the Dividend Payment Date for such dividend.

“Early Conversion” means the conversion of any share of Mandatory Convertible Preferred Stock other than a Mandatory Conversion.

“Early Conversion Date” means, with respect to the Early Conversion (including a Make-Whole Fundamental Change Conversion) of any share of Mandatory Convertible Preferred Stock, the first Business Day on which the requirements of Section 9(b)(ii) for such conversion are satisfied.

“Electronic Certificate” means any electronic book entry maintained by the Transfer Agent that represents any share(s) of Mandatory Convertible Preferred Stock.

“Ex-Dividend Date” means, with respect to an issuance, dividend or distribution on the Class A Common Stock, the first date on which shares of the Class A Common Stock trade on the applicable exchange or in the applicable market, regular way, without the right to receive such issuance, dividend or distribution (including pursuant to due bills or similar arrangements required by the relevant stock exchange). For the avoidance of doubt, any alternative trading convention on the applicable exchange or market in respect of the Class A Common Stock under a separate ticker symbol or CUSIP number will not be considered “regular way” for this purpose.

“Exchange Act” means the U.S. Securities Exchange Act of 1934, as amended.

“Existing Principal Stockholders” (each an “Existing Principal Stockholder”) means Jared Isaacman and Rook Holdings, Inc., together with any other respective “person” or “group” subject to aggregation of the Class A Common Stock with any of the aforementioned persons and entities under Section 13(d) of the Exchange Act.

“Expiration Date” has the meaning set forth in Section 9(f)(i)(5).

“Expiration Time” has the meaning set forth in Section 9(f)(i)(5).

“Floor Price” means, as of any time, an amount (rounded to the nearest cent) equal to thirty five percent (35%) of the Minimum Conversion Price in effect at such time. Each reference in this Certificate of Designations or the Mandatory Convertible Preferred Stock to the Floor Price as of a particular date without setting forth a particular time on such date will be deemed to be a reference to the Floor Price immediately before the Close of Business on such date.

“Future Dividend Present Value Amount” means, with respect to the Make-Whole Fundamental Change Conversion of any share of Mandatory Convertible Preferred Stock, an amount equal to the present value, as of the effective date of the related Make-Whole Fundamental Change, of all regularly scheduled dividend payments on such share on each Dividend Payment Date occurring after such effective date and on or before May 1, 2028, such present value to be computed using a discount rate per annum equal to the Future Dividend Present Value Amount Discount Rate; provided, however, that, for purposes of this definition, the amount of dividends payable on the Dividend Payment Date immediately after such effective date will be deemed to be the following amount: (a) if such effective date is after a Regular Record Date and on or before the next Dividend Payment Date, and, as of the Close of Business on such effective date, the Company has declared part or all of the dividend scheduled to be paid on the Mandatory Convertible Preferred Stock on such Dividend Payment Date, the excess, if any, of (x) the full amount of such dividend scheduled to be paid on such share on such Dividend Payment Date (assuming the same were declared in full) over (y) the amount of such dividend actually so declared on such share (and, for the avoidance of doubt, the Holder of such share as of the Close of Business on such Regular Record Date will be entitled, notwithstanding such conversion, to receive such declared dividend on or, at the Company’s election, before such Dividend Payment Date, as provided in Section 5(a)(i) or Section 5(c), as applicable); and (b) in all other cases, the full amount of dividends scheduled to be paid on such share on the Dividend Payment Date immediately after such effective date, less an amount equal to dividends on such share that have accumulated from, and including, the Dividend Payment Date immediately before such effective date to, but excluding, such effective date.

“Future Dividend Present Value Amount Discount Rate” means a rate per annum equal to 6.80%.

“Global Blue” means Global Blue Group Holding AG, a stock corporation incorporated under the laws of Switzerland.

“Global Blue Merger” means the statutory squeeze-out merger pursuant to the Transaction Agreement pursuant to which Global Blue will be merged with and into Merger Sub in accordance with Article 8 (2) of the Swiss Merger Act, and Merger Sub will continue as the surviving entity.

“Global Certificate” means any certificate (including an Electronic Certificate, subject to Section 3(c)(iii)) representing any share(s) of Mandatory Convertible Preferred Stock, which certificate is substantially in the form set forth in Exhibit A, registered in the name of the Depositary or its nominee, duly executed by the Company and countersigned by the Transfer Agent, and deposited with the Transfer Agent, as custodian for the Depositary (or, in the case of an Electronic Certificate, is otherwise admitted for book-entry settlement through the Depositary in accordance with the Depositary Procedures).

“Global Certificate Legend” means a legend substantially in the form set forth in Exhibit B.

“Holder” means a person in whose name any Mandatory Convertible Preferred Stock is registered on the Registrar’s books.

“Initial Issue Date” means May 5, 2025.

“Junior Stock” means any Dividend Junior Stock or Liquidation Junior Stock.

“Last Reported Sale Price” of the Class A Common Stock for any Trading Day means the closing sale price per share (or, if no closing sale price is reported, the average of the last bid price and the last ask price per share or, if more than one in either case, the average of the average last bid prices and the average last ask prices per share) of the Class A Common Stock on such Trading Day as reported in composite transactions for the principal U.S. national or regional securities exchange on which the Class A Common Stock is then listed. If the Class A Common Stock is not listed on a U.S. national or regional securities exchange on such Trading Day, then the Last Reported Sale Price will be the last quoted bid price per share of Class A Common Stock on such

Trading Day in the over-the-counter market as reported by OTC Markets Group Inc. or a similar organization. If the Class A Common Stock is not so quoted on such Trading Day, then the Last Reported Sale Price will be the average of the mid-point of the last bid price and the last ask price per share of Class A Common Stock on such Trading Day from each of at least three (3) nationally recognized independent investment banking firms the Company selects, which may include any of the Underwriters.

“Liquidation Junior Stock” means any class or series of the Company’s stock whose terms do not expressly provide that such class or series will rank senior to, or equally with, the Mandatory Convertible Preferred Stock with respect to the distribution of assets upon the Company’s liquidation, dissolution or winding up. Liquidation Junior Stock includes the Class A Common Stock, the Class B Common Stock and the Class C Common Stock. For the avoidance of doubt, Liquidation Junior Stock will not include any securities of the Company’s Subsidiaries.

“Liquidation Parity Stock” means any class or series of the Company’s stock (other than the Mandatory Convertible Preferred Stock) whose terms expressly provide that such class or series will rank equally with the Mandatory Convertible Preferred Stock with respect to the distribution of assets upon the Company’s liquidation, dissolution or winding up. For the avoidance of doubt, Liquidation Parity Stock will not include any securities of the Company’s Subsidiaries.

“Liquidation Preference” means, with respect to the Mandatory Convertible Preferred Stock, an amount equal to one hundred dollars ($100.00) per share of Mandatory Convertible Preferred Stock.

“Liquidation Senior Stock” means any class or series of the Company’s stock whose terms expressly provide that such class or series will rank senior to the Mandatory Convertible Preferred Stock with respect to the distribution of assets upon the Company’s liquidation, dissolution or winding up. For the avoidance of doubt, Liquidation Senior Stock will not include any securities of the Company’s Subsidiaries.

“Make-Whole Fundamental Change” means any of the following events:

(a) a “person” or “group” (within the meaning of Section 13(d)(3) of the Exchange Act) (other than (1) the Company, (2) its Wholly Owned Subsidiaries, (3) any employee benefit plans of the Company or its Wholly Owned Subsidiaries or (4) any of the Existing Principal Stockholders) files a Schedule TO or any other schedule, form or report under the Exchange Act disclosing that such person or group has become the direct or indirect “beneficial owner” (as defined below) of shares of the Class A Common Stock representing more than fifty percent (50%) of the voting power of all of the Class A Common Stock;

(b) the Existing Principal Stockholders (together with any of their respective Affiliates that directly or indirectly through one or more intermediaries is controlling, is controlled by, or is under common control with, any or all of the Existing Principal Stockholders) have become the direct or indirect “beneficial owners” of shares of more than 50% of all classes of the Common Equity of the Company, in the aggregate, without duplication, based on any Schedule TO or any schedule, form or report under the Exchange Act disclosing the same filed by the relevant Existing Principal Stockholder;

(c) the consummation of: (i) any sale, lease or other transfer, in one transaction or a series of transactions, of all or substantially all of the assets of the Company and its Subsidiaries, taken as a whole, to any Person, other than one of the Company’s Wholly Owned Subsidiaries; or (ii) any transaction or series of related transactions in connection with which (whether by means of merger, consolidation, share exchange, combination, reclassification, recapitalization, acquisition, liquidation or otherwise) all of the Class A Common Stock is exchanged for, converted into, acquired for, or constitutes solely the right to receive, other securities, cash or other property (other than solely as a result of a subdivision or combination of the Class A Common Stock); or

(d) the Class A Common Stock ceases to be listed on any of the New York Stock Exchange, The Nasdaq Global Market or The Nasdaq Global Select Market (or any of their respective successors);

provided, however, that a transaction or event or series of transactions or events described in clause (a), (b) or (c) above will not constitute a Make-Whole Fundamental Change if at least ninety percent (90%) of the consideration received or to be received by the holders of Class A Common Stock (excluding cash payments for fractional shares or pursuant to dissenters’ rights), in connection with such transaction or event or series of transactions or events, as applicable, consists of shares of common stock listed on any of the New York Stock Exchange, The Nasdaq Global Market or The Nasdaq Global Select Market (or any of their respective successors), or that will be so listed when issued or exchanged in connection with such transaction or event or series of transactions or events, as applicable, and such transaction or event or series of transactions or events, as applicable, constitutes a Class A Common Stock Change Event whose Reference Property consists of such consideration.

For the purposes of this definition, whether a Person is a “beneficial owner” and whether shares are “beneficially owned” will be determined in accordance with Rule 13d-3 under the Exchange Act.

“Make-Whole Fundamental Change Conversion” has the meaning set forth in Section 9(e)(iii)(2).

“Make-Whole Fundamental Change Conversion Period” means, with respect to a Make-Whole Fundamental Change, the period from, and including, the effective date of such Make-Whole Fundamental Change to, and including, the 20th calendar day after such effective date (or, if such calendar day is not a Business Day, the next Business Day); provided, however, that the last day of such Make-Whole Fundamental Change Conversion Period is subject to extension pursuant to the penultimate sentence of Section 9(e)(iv)(3).

“Make-Whole Fundamental Change Conversion Rate” has the meaning set forth in Section 9(e)(iv)(1)(A).

“Make-Whole Fundamental Change Notice” has the meaning set forth in Section 9(e)(iv)(3).

“Make-Whole Fundamental Change Stock Price” has the following meaning for any Make-Whole Fundamental Change: (a) if the holders of Class A Common Stock receive only cash in consideration for their shares of Class A Common Stock in such Make-Whole Fundamental Change and such Make-Whole Fundamental Change is pursuant to clause (c) of the definition of such term, then the Make-Whole Fundamental Change Stock Price is the amount of cash paid per share of Class A Common Stock in such Make-Whole Fundamental Change; and (b) in all other cases, the Make-Whole Fundamental Change Stock Price is the average of the Last Reported Sale Prices per share of Class A Common Stock for the five (5) consecutive Trading Days ending on, and including, the Trading Day immediately before the effective date of such Make-Whole Fundamental Change.

“Mandatory Conversion” has the meaning set forth in Section 9(d)(i).

“Mandatory Conversion Date” means the last VWAP Trading Day of the Mandatory Conversion Observation Period.

“Mandatory Conversion Observation Period” means the twenty (20) consecutive VWAP Trading Days beginning on, and including, the twenty first (21st) Scheduled Trading Day immediately before May 1, 2028.

“Mandatory Conversion Rate” has the following meaning with respect to any Mandatory Conversion:

(a) if the Mandatory Conversion Stock Price is equal to or greater than the Maximum Conversion Price as of the Mandatory Conversion Date, then the Mandatory Conversion Rate is the Minimum Conversion Rate as of the Mandatory Conversion Date;

(b) if the Mandatory Conversion Stock Price is less than the Maximum Conversion Price as of the Mandatory Conversion Date, but greater than the Minimum Conversion Price as of the Mandatory Conversion

Date, then the Mandatory Conversion Rate is an amount (rounded to the nearest fourth (4th) decimal place) equal to (x) the Liquidation Preference per share of Mandatory Convertible Preferred Stock, divided by (y) the Mandatory Conversion Stock Price; and

(c) if the Mandatory Conversion Stock Price is equal to or less than the Minimum Conversion Price as of the Mandatory Conversion Date, then the Mandatory Conversion Rate is the Maximum Conversion Rate as of the Mandatory Conversion Date.

“Mandatory Conversion Stock Price” means the average of the Daily VWAPs per share of Class A Common Stock for each VWAP Trading Day in the Mandatory Conversion Observation Period.

“Mandatory Convertible Preferred Stock” has the meaning set forth in Section 3(a).

“Market Disruption Event” means, with respect to any date, the occurrence or existence, during the one-half hour period ending at the scheduled close of trading on such date on the principal U.S. national or regional securities exchange or other market on which the Class A Common Stock is listed for trading or trades, of any material suspension or limitation imposed on trading (by reason of movements in price exceeding limits permitted by the relevant exchange or otherwise) in the Class A Common Stock or in any options contracts or futures contracts relating to the Class A Common Stock.

“Maximum Conversion Price” means, as of any time, an amount (rounded to the nearest cent) equal to (a) the Liquidation Preference per share of Mandatory Convertible Preferred Stock, divided by (b) the Minimum Conversion Rate in effect at such time. Each reference in this Certificate of Designations or the Mandatory Convertible Preferred Stock to the Maximum Conversion Price as of a particular date without setting forth a particular time on such date will be deemed to be a reference to the Maximum Conversion Price immediately before the Close of Business on such date.

“Maximum Conversion Rate” initially means 1.2224 shares of Class A Common Stock per share of Mandatory Convertible Preferred Stock; provided, however, that the Maximum Conversion Rate is subject to adjustment pursuant to Sections 9(f) and 9(g). Each reference in this Certificate of Designations or the Mandatory Convertible Preferred Stock to the Maximum Conversion Rate as of a particular date without setting forth a particular time on such date will be deemed to be a reference to the Maximum Conversion Rate immediately before the Close of Business on such date.

“Merger Sub” means GT Holding 1 GmbH, a Swiss limited liability company and indirect wholly owned subsidiary of the Company.

“Minimum Conversion Price” means, as of any time, an amount (rounded to the nearest cent) equal to (a) the Liquidation Preference per share of Mandatory Convertible Preferred Stock, divided by (b) the Maximum Conversion Rate in effect at such time. Each reference in this Certificate of Designations or the Mandatory Convertible Preferred Stock to the Minimum Conversion Price as of a particular date without setting forth a particular time on such date will be deemed to be a reference to the Minimum Conversion Price immediately before the Close of Business on such date.

“Minimum Conversion Rate” initially means 0.9780 shares of Class A Common Stock per share of Mandatory Convertible Preferred Stock; provided, however, that the Minimum Conversion Rate is subject to adjustment pursuant to Sections 9(f) and 9(g). Each reference in this Certificate of Designations or the Mandatory Convertible Preferred Stock to the Minimum Conversion Rate as of a particular date without setting forth a particular time on such date will be deemed to be a reference to the Minimum Conversion Rate immediately before the Close of Business on such date.

“Number of Incremental Diluted Shares” means the increase in the number of diluted shares of the applicable class or series of Junior Stock (determined in accordance with generally accepted accounting principles in the United States, as the same is in effect on the Initial Issue Date, and assuming net income is positive) that would result from the grant, vesting or exercise of equity-based compensation to directors, employees, contractors and agents (subject to proportionate adjustment for stock dividends, stock splits or stock combinations with respect to such class or series of Junior Stock).

“Officer” means the Chairman of the Board of Directors, the Chief Executive Officer, the President, the Chief Operating Officer, the Chief Financial Officer, the Treasurer, any Assistant Treasurer, the Controller, the Secretary or any Vice-President of the Company.

“Open of Business” means 9:00 a.m., New York City time.

“Paying Agent” has the meaning set forth in Section 3(f)(i).

“Person” or “person” means any individual, corporation, partnership, limited liability company, joint venture, association, joint-stock company, trust, unincorporated organization or government or other agency or political subdivision thereof. Any division or series of a limited liability company, limited partnership or trust will constitute a separate “person” under this Certificate of Designations.

“Physical Certificate” means any certificate (including an Electronic Certificate, subject to Section 3(c)(iii)) that is not a Global Certificate and represents any share(s) of Mandatory Convertible Preferred Stock, which certificate is substantially in the form set forth in Exhibit A, registered in the name of the Holder of such share(s) and duly executed by the Company and countersigned by the Transfer Agent.

“Preferred Stock Director” has the meaning set forth in Section 8(a)(i).

“Record Date” means, with respect to any dividend or distribution on, or issuance to holders of, Class A Common Stock, the date fixed (whether by law, contract or the Board of Directors or otherwise) to determine the holders of Class A Common Stock that are entitled to such dividend, distribution or issuance.

“Redemption” means the repurchase of any Mandatory Convertible Preferred Stock by the Company pursuant to Section 7.

“Redemption Average VWAP” means the average of the Daily VWAPs per share of Class A Common Stock for each VWAP Trading Day during the Redemption Observation Period.

“Redemption Dividend Value Dollar Amount” means, with respect to any share of Mandatory Convertible Preferred Stock that is called for Redemption, the sum of the Unpaid Accumulated Dividend Amount and the Future Dividend Present Value Amount that would apply to such share assuming that (a) a Make-Whole Fundamental Change occurs whose effective date is the Redemption Notice Date for such Redemption; and (b) such share is converted with a Conversion Date occurring during the related Make-Whole Fundamental Change Conversion Period.

“Redemption Notice” has the meaning set forth in Section 7(d).

“Redemption Notice Date” means, with respect to a Redemption of the Mandatory Convertible Preferred Stock, the date on which the Company sends the related Redemption Notice pursuant to Section 7(d).

“Redemption Observation Period” means, with respect to a Redemption of the Mandatory Convertible Preferred Stock, the twenty (20) (or, if the Company elects to pay all or any portion of the Redemption Option Value Share Amount in cash, forty (40)) consecutive VWAP Trading Days beginning on, and including, the second (2nd) VWAP Trading Day immediately after the Redemption Notice Date for such Redemption.

“Redemption Option Value Share Amount” means, with respect to any share of Mandatory Convertible Preferred Stock that is called for Redemption, the Make-Whole Fundamental Change Conversion Rate that would apply to such share assuming that (a) a Make-Whole Fundamental Change occurs whose effective date is the Redemption Notice Date for such Redemption and whose Make-Whole Fundamental Change Stock Price is equal to the Redemption Stock Price for such Redemption; and (b) such share is converted with a Conversion Date that occurs on the Scheduled Trading Day before the related Acquisition Non-Occurrence Redemption Date and is deemed to be during the related Make-Whole Fundamental Change Conversion Period.

“Redemption Price” means the consideration payable by the Company to repurchase any Mandatory Convertible Preferred Stock upon its Redemption, calculated pursuant to Section 7(b).

“Redemption Stock Price” means, with respect to a Redemption of the Mandatory Convertible Preferred Stock, the average of the Last Reported Sale Prices per share of Class A Common Stock for the five (5) consecutive Trading Days ending on, and including, the Trading Day immediately before the related Redemption Notice Date.

“Reference Property” has the meaning set forth in Section 9(h)(i).

“Reference Property Unit” has the meaning set forth in Section 9(h)(i).

“Register” has the meaning set forth in Section 3(f)(ii).

“Registrar” has the meaning set forth in Section 3(f)(i).

“Regular Record Date” has the following meaning: (a) January 15, in the case of a Dividend Payment Date occurring on February 1; (b) April 15, in the case of a Dividend Payment Date occurring on May 1; (c) July 15, in the case of a Dividend Payment Date occurring on August 1; and (d) October 15, in the case of a Dividend Payment Date occurring on November 1.

“Scheduled Trading Day” means any day that is scheduled to be a Trading Day on the principal U.S. national or regional securities exchange on which the Class A Common Stock is then listed or, if the Class A Common Stock is not then listed on a U.S. national or regional securities exchange, on the principal other market on which the Class A Common Stock is then traded. If the Class A Common Stock is not so listed or traded, then “Scheduled Trading Day” means a Business Day.

“SEC” means the U.S. Securities and Exchange Commission.

“Share Agent” means the Transfer Agent or any Registrar, Paying Agent or Conversion Agent.

“Spin-Off” has the meaning set forth in Section 9(f)(i)(3)(B).

“Spin-Off Valuation Period” has the meaning set forth in Section 9(f)(i)(3)(B).

“Stated Dividend Rate” means a rate per annum equal to 6.00%.

“Subsidiary” means, with respect to any Person, (a) any corporation, association or other business entity (other than a partnership or limited liability company) of which more than 50% of the total voting power of the Capital Stock entitled (without regard to the occurrence of any contingency, but after giving effect to any voting agreement or stockholders’ agreement that effectively transfers voting power) to vote in the election of directors, managers or trustees, as applicable, of such corporation, association or other business entity is owned or controlled, directly or indirectly, by such Person or one or more of the other Subsidiaries of such Person; and (b) any partnership or limited liability company where (x) more than fifty percent (50%) of the capital accounts, distribution rights, equity and voting interests, or of the general and limited partnership interests, as applicable, of such partnership or limited liability company are owned or controlled, directly or indirectly, by such Person or one or more of the other Subsidiaries of such Person, whether in the form of membership, general, special or limited partnership or limited liability company interests or otherwise; and (y) such Person or any one or more of the other Subsidiaries of such Person is a controlling general partner of, or otherwise controls, such partnership or limited liability company.

“Successor Person” has the meaning set forth in Section 9(h)(iii).

“Tender/Exchange Offer Valuation Period” has the meaning set forth in Section 9(f)(i)(5).

“Trading Day” means any day on which (a) trading in the Class A Common Stock generally occurs on the principal U.S. national or regional securities exchange on which the Class A Common Stock is then listed or, if the Class A Common Stock is not then listed on a U.S. national or regional securities exchange, on the principal other market on which the Class A Common Stock is then traded; and (b) there is no Market Disruption Event. If the Class A Common Stock is not so listed or traded, then “Trading Day” means a Business Day.

“Transaction Agreement” means the Transaction Agreement, dated February 16, 2025, by and between Shift4 Payments, Inc. and Global Blue Group Holding AG.

“Transfer Agent” means Equiniti Trust Company, LLC or its successor as provided in Section 3(f)(iii).

“Underwriters” means Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Wells Fargo Securities, LLC, Barclays Capital Inc., Citizens JMP Securities, LLC and Santander US Capital Markets LLC.

“Unpaid Accumulated Dividend Amount” has the following meaning with respect to the conversion of any share of Mandatory Convertible Preferred Stock:

(a) if such conversion is a Mandatory Conversion, the aggregate accumulated dividends, if any, on such share that have not been declared, at or before the Close of Business on April 15, 2028, in respect of all Dividend Periods ending on or before May 1, 2028;

(b) if such conversion is a Make-Whole Fundamental Change Conversion, the sum (without duplication) of (1) the aggregate accumulated dividends, if any, on such share that have not been declared, at or before the Close of Business on the effective date of the related Make-Whole Fundamental Change, in respect of all Dividend Periods ending on a Dividend Payment Date that is before such effective date; and (2) the amount of accumulated and unpaid dividends, if any, on such share for the period from, and including, the Dividend Payment Date immediately before such effective date to, but excluding, such effective date; provided, however, that if such effective date is after a Regular Record Date and on or before the next Dividend Payment Date, and, as of the Close of Business on such effective date, the Company has declared the dividend due on the Mandatory Convertible Preferred Stock on such Dividend Payment Date, then the Unpaid Accumulated Dividend Amount will not include any portion of such declared dividend (and, for the avoidance of doubt, the Holder of such share as of the Close of Business on such Regular Record Date will be entitled, notwithstanding such conversion, to receive such declared dividend on or, at the Company’s election, before such Dividend Payment Date, as provided in Section 5(a)(i) or Section 5(c), as applicable); and

(c) if such conversion is an Early Conversion that is not a Make-Whole Fundamental Change Conversion, the aggregate accumulated dividends, if any, on such share that have not been declared, at or before the Close of Business on the Conversion Date for such conversion, in respect of all Dividend Periods ending on a Dividend Payment Date that is before such Conversion Date.

“Voting Parity Stock” means, with respect to any matter as to which Holders are entitled to vote pursuant to Section 8(a) or Section 8(b), each class or series of outstanding Dividend Parity Stock or Liquidation Parity

Stock, if any, upon which similar voting rights are conferred and are exercisable with respect to such matter. For the avoidance of doubt, Voting Parity Stock will not include any securities of the Company’s Subsidiaries.

“VWAP Market Disruption Event” means, with respect to any date, (a) the failure by the principal U.S. national or regional securities exchange on which the Class A Common Stock is then listed, or, if the Class A Common Stock is not then listed on a U.S. national or regional securities exchange, the principal other market on which the Class A Common Stock is then traded, to open for trading during its regular trading session on such date; or (b) the occurrence or existence, for more than one half hour period in the aggregate, of any suspension or limitation imposed on trading (by reason of movements in price exceeding limits permitted by the relevant exchange or otherwise) in the Class A Common Stock or in any options contracts or futures contracts relating to the Class A Common Stock, and such suspension or limitation occurs or exists at any time before 1:00 p.m., New York City time, on such date.

“VWAP Trading Day” means a day on which (a) there is no VWAP Market Disruption Event; and (b) trading in the Class A Common Stock generally occurs on the principal U.S. national or regional securities exchange on which the Class A Common Stock is then listed or, if the Class A Common Stock is not then listed on a U.S. national or regional securities exchange, on the principal other market on which the Class A Common Stock is then traded. If the Class A Common Stock is not so listed or traded, then “VWAP Trading Day” means a Business Day.

“Wholly Owned Subsidiary” of a Person means any Subsidiary of such Person all of the outstanding Capital Stock or other ownership interests of which (other than directors’ qualifying shares) are owned by such Person or one or more Wholly Owned Subsidiaries of such Person.

Section 2. Rules of Construction. For purposes of this Certificate of Designations:

(a) “or” is not exclusive;

(b) “including” means “including without limitation”;

(c) “will” expresses a command;

(d) the “average” of a set of numerical values refers to the arithmetic average of such numerical values;

(e) a merger involving, or a transfer of assets by, a limited liability company, limited partnership or trust will be deemed to include any division of or by, or an allocation of assets to a series of, such limited liability company, limited partnership or trust, or any unwinding of any such division or allocation;

(f) words in the singular include the plural and in the plural include the singular, unless the context requires otherwise;

(g) “herein,” “hereof” and other words of similar import refer to this Certificate of Designations as a whole and not to any particular Section or other subdivision of this Certificate of Designations, unless the context requires otherwise;

(h) references to currency mean the lawful currency of the United States of America, unless the context requires otherwise; and

(i) the exhibits, schedules and other attachments to this Certificate of Designations are deemed to form part of this Certificate of Designations.

Section 3. The Mandatory Convertible Preferred Stock.

(a) Designation; Par Value. A series of stock of the Company titled the “6.00% Series A Mandatory Convertible Preferred Stock” (the “Mandatory Convertible Preferred Stock”) is hereby designated and created out of the authorized and unissued shares of preferred stock of the Company. The par value of the Mandatory Convertible Preferred Stock is $0.0001 per share.

(b) Number of Authorized Shares. The total authorized number of shares of Mandatory Convertible Preferred Stock is 10,423,296; provided, however that, by resolution of the Board of Directors, the total number of authorized shares of Mandatory Convertible Preferred Stock may hereafter be increased or reduced to a number that is not less than the number of shares of Mandatory Convertible Preferred Stock then outstanding, in each case, subject to the terms and conditions hereof and the requirements of applicable law.

(c) Form, Dating and Denominations.

(i) Form and Date of Certificates Representing Mandatory Convertible Preferred Stock. Each certificate representing any Mandatory Convertible Preferred Stock will (1) be substantially in the form set forth in Exhibit A; (2) bear the legends required by Section 3(g) and may bear notations, legends or endorsements required by law, stock exchange rule or usage or the Depositary; and (3) be dated as of the date it is countersigned by the Transfer Agent.

(ii) Global Certificates; Physical Certificates. Except as otherwise provided in the applicable resolutions of the Board of Directors providing for the original issuance of any Mandatory Convertible Preferred Stock, such Mandatory Convertible Preferred Stock will be issued initially in the form of one or more Global Certificates. Global Certificates may be exchanged for Physical Certificates, and Physical Certificates may be exchanged for Global Certificates, only as provided in Section 3(h).

(iii) Electronic Certificates; Interpretation. For purposes of this Certificate of Designations, (1) each Electronic Certificate will be deemed to include the text of, and to otherwise to be in, the form of Certificate set forth in Exhibit A; (2) any legend, registration number or other notation that is required to be included on a Physical Certificate or Global Certificate will be deemed to be affixed to any Electronic Certificate notwithstanding that such Electronic Certificate may be in a form that does not permit affixing legends thereto; (3) any reference in this Certificate of Designations to the “delivery” of any Electronic Certificate will be deemed to be satisfied upon the registration (or delivery to the Transfer Agent of an instruction for the registration) of the electronic book entry representing such Electronic Certificate in the name of the applicable Holder; (4) any requirement to deliver or surrender an Electronic Certificate to the Conversion Agent or the Paying Agent for settlement in connection with a Redemption or conversion will be deemed to be satisfied upon the satisfaction of all other requirements for such settlement; and (5) upon satisfaction of any applicable requirements of the Delaware General Corporation Law, the Certificate of Incorporation and the Bylaws of the Company, and any related requirements of the Transfer Agent, in each case for the issuance of Mandatory Convertible Preferred Stock in the form of one or more Electronic Certificates, such Electronic Certificates will be deemed to be executed by the Company and countersigned by the Transfer Agent.

(iv) No Bearer Certificates; Denominations. The Mandatory Convertible Preferred Stock will be issued only in registered form and only in whole numbers of shares.

(v) Registration Numbers. Each certificate representing any share(s) Mandatory Convertible Preferred Stock will bear a unique registration number that is not affixed to any other certificate representing any other outstanding share of Mandatory Convertible Preferred Stock.

(d) Execution, Countersignature and Delivery.

(i) Due Execution by the Company. At least two (2) duly authorized Officers will sign each certificate representing any Mandatory Convertible Preferred Stock on behalf of the Company by manual or facsimile signature. The validity of any Mandatory Convertible Preferred Stock will not be affected by the failure of any Officer whose signature is on any certificate representing such Mandatory Convertible Preferred Stock to hold, at the time such certificate is countersigned by the Transfer Agent, the same or any other office at the Company.

(ii) Countersignature by Transfer Agent. No Mandatory Convertible Preferred Stock will be valid until the certificate representing it is countersigned by the Transfer Agent. Each such certificate will be deemed to be duly countersigned only when an authorized signatory of the Transfer Agent (or a duly appointed agent thereof) manually signs the countersignature block set forth in such certificate.

(e) Method of Payment; Delay When Payment Date is Not a Business Day.

(i) Method of Payment.

(1) Global Certificates. The Company will pay (or cause the Paying Agent to pay) all declared cash dividends or other cash amounts due on any Mandatory Convertible Preferred Stock represented by a Global Certificate by wire transfer of immediately available funds or otherwise in accordance with the Depositary Procedures.

(2) Physical Certificates. The Company will pay (or cause the Paying Agent to pay) all declared cash dividends or other cash amounts due on any Mandatory Convertible Preferred Stock represented by a Physical Certificate as follows:

(A) if the aggregate Liquidation Preference of the Mandatory Convertible Preferred Stock represented by such Physical Certificate is at least five million dollars ($5,000,000) (or such lower amount as the Company may choose in its sole and absolute discretion) and the Holder of such Mandatory Convertible Preferred Stock entitled to such cash dividend or amount has delivered to the Paying Agent, no later than the time set forth in the next sentence, a written request to receive payment by wire transfer to an account of such Holder within the United States, by wire transfer of immediately available funds to such account; and

(B) in all other cases, by check mailed to the address of such Holder set forth in the Register.

To be timely, such written request must be delivered no later than the Close of Business on the following date: (x) with respect to the payment of any declared cash dividend due on a Dividend Payment Date for the Mandatory Convertible Preferred Stock, the immediately preceding Regular Record Date; and (y) with respect to any other payment, the date that is fifteen (15) calendar days immediately before the date such payment is due.

(ii) Delay of Payment when Payment Date is Not a Business Day. If the due date for a payment on any Mandatory Convertible Preferred Stock as provided in this Certificate of Designations is not a Business Day, then, notwithstanding anything to the contrary in this Certificate of Designations, such payment may be made on the immediately following Business Day with the same force and effect as if such payment were made on such due date (and, for the avoidance of doubt, no interest, dividend or other amount will accrue or accumulate on such payment as a result of the related delay). Solely for purposes of the immediately preceding sentence, a day on which the applicable place of payment is authorized or required by law or executive order to close or be closed will be deemed not to be a “Business Day.”

(f) Transfer Agent, Registrar, Paying Agent and Conversion Agent.

(i) Generally. The Company will maintain (1) an office or agency in the continental United States where Mandatory Convertible Preferred Stock may be presented for registration of transfer or for exchange (the “Registrar”); (2) an office or agency in the continental United States where Mandatory Convertible Preferred Stock may be presented for payment (the “Paying Agent”); and (3) an office or agency in the continental United States where Mandatory Convertible Preferred Stock may be presented for conversion (the “Conversion Agent”). If the Company fails to maintain a Registrar, Paying Agent or Conversion Agent, then the Transfer Agent will act as such. For the avoidance of doubt, the Company or any of its Subsidiaries may act as Registrar, Paying Agent or Conversion Agent.

(ii) Duties of the Registrar. The Company will cause the Registrar to keep a record (the “Register”) of the names and addresses of the Holders, the number of shares of Mandatory Convertible Preferred Stock held by each Holder and the transfer, exchange, repurchase, Redemption and conversion of the Mandatory Convertible Preferred Stock. Absent manifest error, the entries in the Register will be conclusive and the Company and the Transfer Agent may treat each Person whose name is recorded as a Holder in the Register as a Holder for all purposes. The Register will be in written form or in any form capable of being converted into written form reasonably promptly.

(iii) Co-Agents; Company’s Right to Appoint Successor Transfer Agent, Registrar, Paying Agent and Conversion Agent. The Company may appoint one or more co-Registrars, co-Paying Agents and co-Conversion Agents, each of whom will be deemed to be a Registrar, Paying Agent or Conversion Agent, as applicable, under this Certificate of Designations. Subject to Section 3(f)(i), the Company may at any time change or rescind the designation of any Transfer Agent or any Registrar, Paying Agent or Conversion Agent (including appointing itself or any of its Subsidiaries to act as a Registrar, Paying Agent or Conversion Agent) without notice to any Holder; provided, however, that the Company will not remove a Person acting as Transfer Agent under this Certificate of Designations until and unless a successor has been appointed and has accepted such appointment. Upon the request of any Holder, the Company will notify such Holder of the name and address of each Share Agent or co-Share Agent.

(iv) Initial Appointments. The Company appoints the Transfer Agent as the initial Paying Agent, the initial Registrar and the initial Conversion Agent.

(g) Legends.

(i) Global Certificate Legend. Each Global Certificate will bear the Global Certificate Legend (or any similar legend, not inconsistent with this Certificate of Designations, required by the Depositary for such Global Certificate).

(ii) Other Legends. The certificate representing any Mandatory Convertible Preferred Stock may bear any other legend or text, not inconsistent with this Certificate of Designations, as may be required by applicable law or by any securities exchange or automated quotation system on which such Mandatory Convertible Preferred Stock is traded or quoted.

(iii) Acknowledgement and Agreement by the Holders. A Holder’s acceptance of any Mandatory Convertible Preferred Stock represented by a certificate bearing any legend required by this Section 3(g) will constitute such Holder’s acknowledgement of, and agreement to comply with, the restrictions set forth in such legend.

(h) Transfers and Exchanges; Transfer Taxes; Certain Transfer Restrictions.

(i) Provisions Applicable to All Transfers and Exchanges.

(1) Generally. Subject to this Section 3(h), Mandatory Convertible Preferred Stock represented by a Physical Certificate, and beneficial interests in Global Certificates representing any Mandatory Convertible Preferred Stock, may be transferred or exchanged from time to time and the Company will cause the Registrar to record each such transfer or exchange in the Register.

(2) No Services Charge; Transfer Taxes. The Company and the Share Agents will not impose any service charge on any Holder for any transfer, exchange or conversion of any Mandatory Convertible Preferred Stock, but the Company, the Transfer Agent, the Registrar and the Conversion Agent may require payment of a sum sufficient to cover any transfer tax or similar governmental charge that may be imposed in connection with any transfer, exchange or conversion of Mandatory Convertible Preferred Stock, other than exchanges pursuant to Section 3(i) or Section 3(q) not involving any transfer.

(3) No Transfers or Exchanges of Fractional Shares. Notwithstanding anything to the contrary in this Certificate of Designations, all transfers or exchanges of Mandatory Convertible Preferred Stock must be in an amount representing a whole number of shares of Mandatory Convertible Preferred Stock, and no fractional share of Mandatory Convertible Preferred Stock may be transferred or exchanged.

(4) Legends. Each certificate representing any share of Mandatory Convertible Preferred Stock that is issued upon transfer of, or in exchange for, another share of Mandatory Convertible Preferred Stock will bear each legend, if any, required by Section 3(g).

(5) Settlement of Transfers and Exchanges. Upon satisfaction of the requirements of this Certificate of Designations to effect a transfer or exchange of any Mandatory Convertible Preferred Stock, the Company will cause such transfer or exchange to be effected as soon as reasonably practicable but in no event later than the second (2nd) Business Day after the date of such satisfaction.

(ii) Transfers and Exchanges of Mandatory Convertible Preferred Stock Represented by Global Certificates.

(1) Subject to the immediately following sentence, no Mandatory Convertible Preferred Stock represented by a Global Certificate may be transferred or exchanged in whole except (x) by the Depositary to a nominee of the Depositary; (y) by a nominee of the Depositary to the Depositary or to another nominee of the Depositary; or (z) by the Depositary or any such nominee to a successor Depositary or a nominee of such successor Depositary. No Mandatory Convertible Preferred Stock represented by a Global Certificate may be transferred to, or exchanged for, Mandatory Convertible Preferred Stock represented by one or more Physical Certificates; provided, however, that:

(A) a Global Certificate will be exchanged, pursuant to customary procedures, for one or more Physical Certificates if:

(I) (x) the Depositary notifies the Company or the Transfer Agent that the Depositary is unwilling or unable to continue as Depositary for such Global Certificate or (y) the Depositary ceases to be a “clearing agency” registered under Section 17A of the Exchange Act and, in each case, the Company fails to appoint a successor Depositary within ninety (90) days of such notice or cessation; or

(II) the Company, in its sole discretion, permits the exchange of any beneficial interest in such Global Certificate for Mandatory Convertible Preferred Stock represented by one or more Physical Certificates at the request of the owner of such beneficial interest; and

(B) beneficial interests in Global Certificates held by any direct or indirect Depositary Participant may also be exchanged for Physical Certificates upon request to the Depositary by such direct Depositary Participant (for itself or on behalf of an indirect Depositary Participant), to the Transfer Agent in accordance with their respective customary procedures.

(2) Upon satisfaction of the requirements of this Certificate of Designations to effect a transfer or exchange of any Mandatory Convertible Preferred Stock represented by a Global Certificate:

(A) the Company will cause the Transfer Agent or Registrar to reflect any resulting decrease of the number of shares of Mandatory Convertible Preferred Stock represented by such Global Certificate by notation on the “Schedule of Exchanges of Interests in the Global Certificate” forming part of such Global Certificate (and, if such notation results in such Global Certificate representing zero shares of Mandatory Convertible Preferred Stock, then the Company may (but is not required to) instruct the Transfer Agent to cancel such Global Certificate pursuant to Section 3(m));

(B) if required to effect such transfer or exchange, then the Company will cause the Transfer Agent or Registrar to reflect any resulting increase of the number of shares of Mandatory Convertible Preferred Stock represented by any other Global Certificate by notation on the “Schedule of Exchanges of Interests in the Global Certificate” forming part of such other Global Certificate;

(C) if required to effect such transfer or exchange, then the Company will issue, execute and deliver, and cause the Transfer Agent to countersign, in each case in accordance with Section 3(d), a new Global Certificate bearing each legend, if any, required by Section 3(g); and

(D) if the Mandatory Convertible Preferred Stock represented by such Global Certificate, or any beneficial interest therein, is to be exchanged for Mandatory Convertible Preferred Stock represented by one or more Physical Certificates, then the Company will issue, execute and deliver, and cause the Transfer Agent to countersign, in each case in accordance with Section 3(d), one or more Physical Certificates that (x) each represent a whole number of shares of Mandatory Convertible Preferred Stock and, in the aggregate, represent a total number of shares of Mandatory Convertible Preferred Stock equal to the number of shares of Mandatory Convertible Preferred Stock represented by such Global Certificate that are to be so exchanged; (y) are registered in such name(s) as the Depositary specifies (or as otherwise determined pursuant to customary procedures); and (z) bear each legend, if any, required by Section 3(g).

(3) Each transfer or exchange of a beneficial interest in any Global Certificate will be made in accordance with the Depositary Procedures.

(iii) Transfers and Exchanges of Mandatory Convertible Preferred Stock Represented by Physical Certificates.

(1) Subject to this Section 3(h), a Holder of any Mandatory Convertible Preferred Stock represented by a Physical Certificate may (x) transfer any whole number of shares of such Mandatory Convertible Preferred Stock to one or more other Person(s); (y) exchange any whole number of shares of such Mandatory Convertible Preferred Stock for an equal number of shares of Mandatory Convertible Preferred Stock represented by one or more other Physical Certificates; and (z) if then permitted by the Depositary Procedures, transfer any whole number of shares of such Mandatory Convertible Preferred Stock in exchange for a beneficial interest in the same number of shares of Mandatory Convertible Preferred Stock represented by one or more Global Certificates; provided, however, that, to effect any such transfer or exchange, such Holder must surrender such Physical Certificate representing the Mandatory Convertible Preferred Stock to be transferred or exchanged to the office of the Transfer Agent or the Registrar, together with any endorsements or transfer instruments reasonably required by the Company, the Transfer Agent or the Registrar.

(2) Upon the satisfaction of the requirements of this Certificate of Designations to effect a transfer or exchange of any whole number of shares of a Holder’s Mandatory Convertible Preferred Stock represented by a Physical Certificate (such Physical Certificate being referred to as the “old Physical Certificate” for purposes of this Section 3(h)(iii)(2)):

(A) such old Physical Certificate will be promptly cancelled pursuant to Section 3(m);

(B) if only part of the Mandatory Convertible Preferred Stock represented by such old Physical Certificate is to be so transferred or exchanged, then the Company will issue, execute and deliver, and cause the Transfer Agent to countersign, in each case in accordance with Section 3(d), one or more Physical Certificates that (x) each represent a whole number of shares of Mandatory Convertible Preferred Stock and, in the aggregate, represent a total number of shares of Mandatory Convertible Preferred Stock equal to the number of shares of Mandatory Convertible Preferred Stock represented by such old Physical Certificate not to be so transferred or exchanged; (y) are registered in the name of such Holder; and (z) bear each legend, if any, required by Section 3(g);

(C) in the case of a transfer:

(I) to the Depositary or a nominee thereof that will hold its interest in the shares of Mandatory Convertible Preferred Stock to be so transferred in the form of one or more Global Certificates, the Company will cause the Transfer Agent or Registrar to reflect an increase in the number of shares of Mandatory Convertible Preferred Stock represented by one or more existing Global Certificates by notation on the “Schedule of Exchanges of Interests in the Global Certificate” forming part of such Global Certificate(s), which increase(s) are each in whole numbers of shares of Mandatory Convertible Preferred Stock and aggregate to the total number of shares of Mandatory Convertible Preferred Stock to be so transferred, and which Global Certificate(s) bear each legend, if any, required by Section 3(g); provided, however, that if such transfer cannot be so effected by notation on one or more existing Global Certificates (whether because no Global Certificates bearing each legend, if any, required by Section 3(g) then exist, because any such increase will result in any Global Certificate representing a number of shares of Mandatory Convertible Preferred Stock exceeding the maximum number permitted by the Depositary or otherwise), then the Company will issue, execute and deliver, and cause the Transfer Agent to countersign, in each case in accordance with Section 3(d), one or more Global Certificates that (x) each represent a whole number of shares of Mandatory Convertible Preferred Stock and, in the aggregate, represent a total number of shares of Mandatory Convertible Preferred Stock equal to the number of shares of Mandatory Convertible Preferred Stock that are to be so transferred but that are not effected by notation as provided above; and (y) bear each legend, if any, required by Section 3(g); and

(II) to a transferee that will hold its interest in the shares of Mandatory Convertible Preferred Stock to be so transferred in the form of one or more Physical Certificates, the Company will issue, execute and deliver, and cause the Transfer Agent to countersign, in each case in accordance with Section 3(g), one or more Physical Certificates that (x) each represent a whole number of shares of Mandatory Convertible Preferred Stock and, in the aggregate, represent a total number of shares of Mandatory Convertible Preferred Stock equal to the number of shares of Mandatory Convertible Preferred Stock to be so transferred; (y) are registered in the name of such transferee; and (z) bear each legend, if any, required by Section 3(g); and

(D) in the case of an exchange, the Company will issue, execute and deliver, and cause the Transfer Agent to countersign, in each case in accordance with Section 3(d), one or more Physical Certificates that (x) each represent a whole number of shares of Mandatory Convertible Preferred Stock and, in the aggregate, represent a total number of shares of Mandatory Convertible Preferred Stock equal to the number of shares of Mandatory Convertible Preferred Stock to be so exchanged; (y) are registered in the name of the Person to whom such old Physical Certificate was registered; and (z) bear each legend, if any, required by Section 3(g).

(iv) Transfers of Shares Subject to Redemption or Conversion. Notwithstanding anything to the contrary in this Certificate of Designations, the Company, the Transfer Agent and the Registrar will not be required to register the transfer of or exchange any share of Mandatory Convertible Preferred Stock that has been surrendered for conversion or has been called for Redemption pursuant to a Redemption Notice, except to the extent that the Company fails to pay the related Redemption Price when due.

(i) Exchange and Cancellation of Mandatory Convertible Preferred Stock to Be Redeemed or Converted.

(i) Partial Conversions. If only a portion of a Holder’s Mandatory Convertible Preferred Stock represented by a Physical Certificate (such Physical Certificate being referred to as the “old Physical Certificate” for purposes of this Section 3(i)(i)) is to be converted pursuant to Section 9, then, as soon as reasonably practicable after such old Physical Certificate is surrendered for such conversion, the Company will cause such old Physical Certificate to be exchanged, pursuant and subject to Section 3(h)(iii), for (1) one or more Physical Certificates that each represent a whole number of shares of Mandatory Convertible Preferred Stock and, in the aggregate, represent a total number of shares of Mandatory Convertible Preferred Stock equal to the number of shares of Mandatory Convertible Preferred Stock represented by such old Physical Certificate that are not to be so converted, and deliver such Physical Certificate(s) to such Holder; and (2) a Physical Certificate representing a whole number of shares of Mandatory Convertible Preferred Stock equal to the number of shares of Mandatory Convertible Preferred Stock represented by such old Physical Certificate that are to be so converted, which Physical Certificate will be converted pursuant to the terms of this Certificate of Designations; provided, however, that the Physical Certificate referred to in this clause (2) need not be issued at any time after which such shares subject to such conversion are deemed to cease to be outstanding pursuant to Section 3(o)(iv).

(ii) Cancellation of Redeemed or Converted Mandatory Convertible Preferred Stock.

(1) Physical Certificates. If a Holder’s Mandatory Convertible Preferred Stock represented by a Physical Certificate (or any portion thereof that has not theretofore been exchanged pursuant to Section 3(i)(i)) (such Physical Certificate being referred to as the “old Physical Certificate” for purposes of this Section 3(i)(ii)(1)) is to be converted pursuant to Section 9 or repurchased pursuant to a Redemption, then, promptly after the later of the time such Mandatory Convertible Preferred Stock is deemed to cease to be outstanding pursuant to Section 3(o) and the time such old Physical Certificate is surrendered for such conversion or repurchase, as applicable, (A) such old Physical Certificate will be cancelled pursuant to Section 3(m); and (B) in the case of a partial conversion, the Company will issue, execute and deliver to such Holder, and cause the Transfer Agent to countersign, in each case in accordance with Section 3(d), one or more Physical Certificates that (x) each represent a whole number of shares of Mandatory Convertible Preferred Stock and, in the aggregate, represent a total number of shares of Mandatory Convertible Preferred Stock equal to the number of shares of Mandatory Convertible Preferred Stock represented by such old Physical Certificate that are not to be so converted; (y) are registered in the name of such Holder; and (z) bear each legend, if any, required by Section 3(g).

(2) Global Certificates. If a Holder’s Mandatory Convertible Preferred Stock represented by a Global Certificate (or any portion thereof) is to be converted pursuant to Section 9 or repurchased pursuant to a Redemption, then, promptly after the time such Mandatory Convertible Preferred Stock is deemed to cease to be outstanding pursuant to Section 3(o), the Company will cause the Transfer Agent or Registrar to reflect a decrease of the number of shares of Mandatory Convertible Preferred Stock represented by such Global Certificate in an amount equal to the number of shares of Mandatory Convertible Preferred Stock represented by such Global Certificate that are to be so converted or repurchased, as applicable, by notation on the “Schedule of Exchanges of Interests in the Global Certificate” forming part of such Global Certificate (and, if the number of shares represented by such Global Certificate is zero following such notation, cancel such Global Certificate pursuant to Section 3(m)).

(j) Status of Retired Shares. Upon any share of Mandatory Convertible Preferred Stock ceasing to be outstanding, such share will be deemed to be retired and to resume the status of an authorized and unissued share of preferred stock of the Company, and such share cannot thereafter be reissued as Mandatory Convertible Preferred Stock.

(k) Replacement Certificates. If a Holder of any Mandatory Convertible Preferred Stock claims that the certificate(s) representing such Mandatory Convertible Preferred Stock have been mutilated, lost, destroyed or wrongfully taken, then the Company will issue, execute and deliver, and cause the Transfer Agent to countersign, in each case in accordance with Section 3(d), a replacement certificate representing such Mandatory Convertible Preferred Stock upon surrender to the Company or the Transfer Agent of such mutilated certificate, or upon delivery to the Company or the Transfer Agent of evidence of such loss, destruction or wrongful taking reasonably satisfactory to the Transfer Agent and the Company. In the case of a lost, destroyed or wrongfully taken certificate representing any Mandatory Convertible Preferred Stock, the Company and the Transfer Agent may require the Holder thereof to provide such security or indemnity that is reasonably satisfactory to the Company and the Transfer Agent to protect the Company and the Transfer Agent from any loss that any of them may suffer if such certificate is replaced.

Every replacement Mandatory Convertible Preferred Stock issued pursuant to this Section 3(k) will, upon such replacement, be deemed to be outstanding Mandatory Convertible Preferred Stock, entitled to all of the benefits of this Certificate of Designations equally and ratably with all other Mandatory Convertible Preferred Stock then outstanding.

(l) Registered Holders; Certain Rights with Respect to Global Certificates. Only the Holder of any Mandatory Convertible Preferred Stock will have rights under this Certificate of Designations as the owner of such Mandatory Convertible Preferred Stock. Without limiting the generality of the foregoing, Depositary Participants, as such, will have no rights under this Certificate of Designations with respect to the Mandatory Convertible Preferred Stock represented by any Global Certificate held on their behalf by the Depositary or its nominee, or by the Transfer Agent as its custodian, and the Company and the Share Agents, and their respective agents, may treat the Depositary as the absolute owner of the Mandatory Convertible Preferred Stock represented by such Global Certificate for all purposes whatsoever; provided, however, that (i) the Holder of any Mandatory Convertible Preferred Stock represented by any Global Certificate may grant proxies and otherwise authorize any Person, including Depositary Participants and Persons that hold interests in Mandatory Convertible Preferred Stock through Depositary Participants, to take any action that such Holder is entitled to take with respect to the Mandatory Convertible Preferred Stock represented by such Global Certificate under this Certificate of Designations; and (ii) the Company and the Share Agents, and their respective agents, may give effect to any written certification, proxy or other authorization furnished by the Depositary.

(m) Cancellation. Without limiting the generality of the last sentence of Section 3(p), the Company may at any time deliver Mandatory Convertible Preferred Stock to the Transfer Agent for cancellation. The Registrar, the Paying Agent and the Conversion Agent will forward to the Transfer Agent each share of Mandatory Convertible Preferred Stock duly surrendered to them for transfer, exchange, payment or conversion. The Company will cause the Transfer Agent to promptly cancel all shares of Mandatory Convertible Preferred Stock so surrendered to it in accordance with its customary procedures.

(n) Shares Held by the Company or its Affiliates. Without limiting the generality of Sections 3(o) and 3(p), in determining whether the Holders of the required number of outstanding shares of Mandatory Convertible Preferred Stock (and, if applicable Voting Parity Stock) have concurred in any direction, waiver or consent, shares of Mandatory Convertible Preferred Stock owned by the Company or any of its Affiliates will be deemed not to be outstanding.

(o) Outstanding Shares.

(i) Generally. The shares of Mandatory Convertible Preferred Stock that are outstanding at any time will be deemed to be those shares of Mandatory Convertible Preferred Stock that, at such time, have been duly executed by the Company and countersigned by the Transfer Agent, excluding those shares of Mandatory Convertible Preferred Stock that have theretofore been (1) cancelled by the Transfer Agent or delivered to the Transfer Agent for cancellation in accordance with Section 3(m); (2) assigned a number of outstanding shares of zero by notation on the “Schedule of Exchanges of Interests in the Global Certificate” forming part of the Global Certificate representing such Mandatory Convertible Preferred Stock; (3) paid or settled in full upon their conversion or Redemption in accordance with this Certificate of Designations; or (4) deemed to cease to be outstanding to the extent provided in, and subject to, clause (ii), (iii) or (iv) of this Section 3(o).

(ii) Replaced Shares. If any certificate representing any share of Mandatory Convertible Preferred Stock is replaced pursuant to Section 3(k), then such share will cease to be outstanding at the time of such replacement, unless the Transfer Agent and the Company receive proof reasonably satisfactory to them that such share is held by a “bona fide purchaser” under applicable law.

(iii) Shares Called for Redemption. If, on an Acquisition Non-Occurrence Redemption Date, the Paying Agent holds consideration in kind and amount that is sufficient to pay the aggregate Redemption Price due on such date, then (unless there occurs a default in the payment of the Redemption Price): (1) the Mandatory Convertible Preferred Stock to be redeemed on such date will be deemed, as of such date, to cease to be outstanding (without limiting the Company’s obligations pursuant to Section 5(c)); and (2) the rights of the Holders of such Mandatory Convertible Preferred Stock, as such, will terminate with respect to such Mandatory Convertible Preferred Stock, other than the right to receive the Redemption Price as provided in Section 7 (and, if applicable, declared dividends as provided in Section 5(c)).

(iv) Shares to Be Converted. At the Close of Business on the Conversion Date for any Mandatory Convertible Preferred Stock to be converted, such Mandatory Convertible Preferred Stock will (unless there occurs a default in the delivery of the Conversion Consideration due pursuant to Section 9 upon such conversion) be deemed to cease to be outstanding (without limiting the Company’s obligations pursuant to Section 5(c)).

(p) Repurchases by the Company and its Subsidiaries. Without limiting the generality Section 3(m) and the next sentence, the Company may, from time to time, directly or indirectly repurchase or otherwise acquire Mandatory Convertible Preferred Stock in open market purchases or in negotiated transactions without the consent of, or notice to, the Holders. The Company will promptly deliver to the Transfer Agent for cancellation all Mandatory Convertible Preferred Stock that the Company or any of its Subsidiaries have purchased or otherwise acquired.

(q) Notations and Exchanges. Without limiting any rights of Holders pursuant to Section 8, if any amendment, supplement or waiver to the Certificate of Incorporation or this Certificate of Designations changes the terms of any Mandatory Convertible Preferred Stock, then the Company may, in its discretion, require the Holder of the certificate representing such Mandatory Convertible Preferred Stock to deliver such certificate to the Transfer Agent so that the Transfer Agent may place an appropriate notation prepared by the Company on such certificate and return such certificate to such Holder. Alternatively, at its discretion, the Company may, in exchange for such Mandatory Convertible Preferred Stock, issue, execute and deliver, and cause the Transfer Agent to countersign, in each case in accordance with Section 3(d), a new certificate representing such Mandatory Convertible Preferred Stock that reflects the changed terms. The failure to make any appropriate notation or issue a new certificate representing any Mandatory Convertible Preferred Stock pursuant to this Section 3(q) will not impair or affect the validity of such amendment, supplement or waiver.

(r) CUSIP and ISIN Numbers. The Company may use one or more CUSIP or ISIN numbers to identify any of the Mandatory Convertible Preferred Stock, and, if so, the Company will use such CUSIP or ISIN number(s) in notices to Holders; provided, however, that the effectiveness of any such notice will not be affected by any defect in, or omission of, any such CUSIP or ISIN number.

Section 4. Ranking. The Mandatory Convertible Preferred Stock will rank (a) senior to (i) Dividend Junior Stock with respect to the payment of dividends; and (ii) Liquidation Junior Stock with respect to the distribution of assets upon the Company’s liquidation, dissolution or winding up; (b) equally with (i) Dividend Parity Stock with respect to the payment of dividends; and (ii) Liquidation Parity Stock with respect to the distribution of assets upon the Company’s liquidation, dissolution or winding up; and (c) junior to (i) Dividend Senior Stock with respect to the payment of dividends; and (ii) Liquidation Senior Stock with respect to the distribution of assets upon the Company’s liquidation, dissolution or winding up.

Section 5. Dividends.

(a) Generally.

(i) Accumulation and Payment of Dividends. The Mandatory Convertible Preferred Stock will accumulate cumulative dividends at a rate per annum equal to the Stated Dividend Rate on the Liquidation Preference thereof, whether or not declared or funds are legally available for their payment. Subject to the rights of holders of any Dividend Senior Stock and the other provisions of this Section 5, such dividends will be payable when, as and if declared by the Board of Directors, out of funds legally available for their payment to the extent paid in cash, quarterly in arrears on each Dividend Payment Date, to the Holders as of the Close of Business on the immediately preceding Regular Record Date. Dividends on the Mandatory Convertible Preferred Stock will accumulate from, and including, the last date to which dividends have been paid (or, if no dividends have been paid, from, and including, the Initial Issue Date) to, but excluding, the next Dividend Payment Date, and dividends will cease to accumulate from and after May 1, 2028. No interest, dividend or other amount will accrue or accumulate on any dividend on the Mandatory Convertible Preferred Stock that is not declared or paid on the applicable Dividend Payment Date.

(ii) Computation of Accumulated Dividends. Accumulated dividends will be computed on the basis of a 360-day year consisting of twelve 30-day months.

(iii) Priority of the Application of Dividend Payments to Arrearages. Each payment of declared dividends on the Mandatory Convertible Preferred Stock will be applied to the earliest Dividend Period for which dividends have not yet been paid.

(b) Method of Payment.

(i) Generally. Each declared dividend on the Mandatory Convertible Preferred Stock will be paid in cash unless the Company elects, by sending written notice to each Holder no later than the tenth (10th) Scheduled Trading Day before the applicable Dividend Payment Date, to pay all or any portion of such dividend in shares of Class A Common Stock. Such written notice must state the total dollar amount of the declared dividend per share of Mandatory Convertible Preferred Stock and the respective dollar portions thereof that will be paid in cash and in shares of Class A Common Stock. Any such election made in such written notice, once sent, will be irrevocable (as to the applicable declared dividend) and will apply to all shares of Mandatory Convertible Preferred Stock then outstanding. The Company will not be permitted to send such a written notice if it conflicts with any irrevocable election that the Company has made pursuant to the following paragraph.

In addition, the Company will have the right, exercisable by sending notice to each Holder, to elect to irrevocably fix the respective percentage portions of the dollar amounts of all future declared dividends on the Mandatory Convertible Preferred Stock that will be paid in cash and in shares of Class A Common Stock. If the Company makes such an irrevocable election, then such election will apply to all declared dividends on the Mandatory Convertible Preferred Stock whose Regular Record Date occurs on or after the fifth (5th) Scheduled Trading Day after the date on which the Company has sent notice of such irrevocable election to the Holders. If the Company makes an irrevocable election pursuant to this paragraph, then the Company will, substantially concurrently, either post the substance of such irrevocable election on its website or disclose the same in a current report on Form 8-K (or any successor form) that is filed with, or furnished to, the SEC.

(ii) Construction. References in this Certificate of Designations to dividends “paid” on the Mandatory Convertible Preferred Stock, and any other similar language, will be deemed to include dividends paid thereon in shares of Class A Common Stock in accordance with this Section 5.

(iii) Dividends Paid Partially or Entirely in Shares of Class A Common Stock.

(1) Generally. The number of shares of Class A Common Stock payable in respect of any dollar amount of a declared dividend that the Company has duly elected to pay in shares of Class A Common

Stock will be (x) such dollar amount, divided by (y) the Dividend Stock Price for such dividend; provided, however, that, notwithstanding anything to the contrary in this Certificate of Designations, in no event will the total number of shares of Class A Common Stock issuable per share of Mandatory Convertible Preferred Stock as payment for a declared dividend exceed an amount equal to (x) the total dollar amount of such declared dividend per share of Mandatory Convertible Preferred Stock (including, for the avoidance of doubt, the portion thereof that the Company has not elected to pay in shares of Class A Common Stock), divided by (y) the Floor Price in effect on the last VWAP Trading Day of the related Dividend Stock Price Observation Period. If the dollar amount of such declared dividend per share of Mandatory Convertible Preferred Stock that the Company has duly elected to pay in shares of Class A Common Stock exceeds the product of such Dividend Stock Price and the number of shares of Class A Common Stock delivered or deliverable (without regard to the Company’s obligation to pay cash in lieu of any fractional share of Class A Common Stock) per share of Mandatory Convertible Preferred Stock in respect of such dividend, then the Company will, to the extent it is legally able to do so, declare and pay, on the relevant Dividend Payment Date, such excess amount in cash ratably in respect of all shares of Mandatory Convertible Preferred Stock then outstanding.

(2) Payment of Cash in Lieu of any Fractional Share of Class A Common Stock. Notwithstanding anything to the contrary in Section 5(b)(iii)(1), but subject to Section 12(b), in lieu of delivering any fractional share of Class A Common Stock otherwise issuable as payment for all or any portion of a declared dividend that the Company has elected to pay in shares of Class A Common Stock, the Company will, to the extent it is legally able to do so, pay cash based on the Daily VWAP per share of Class A Common Stock on the last VWAP Trading Day of the relevant Dividend Stock Price Observation Period.

(3) When Holders Become Stockholders of Record of Shares of Class A Common Stock Issued as Payment for a Declared Dividend. If the Company has elected to pay all or any portion of a declared dividend on any share of Mandatory Convertible Preferred Stock in shares of Class A Common Stock, then such shares of Class A Common Stock, when issued, will be registered in the name of the Holder of such share of Mandatory Convertible Preferred Stock as of the Close of Business on the related Regular Record Date, and such Holder will be deemed to become the holder of record of such shares of Class A Common Stock as of the Close of Business on the last VWAP Trading Day of the related Dividend Stock Price Observation Period.

(4) Settlement Delayed if Necessary to Calculate the Dividend Stock Price. If the Company has elected to pay all or any portion of a declared dividend in shares of Class A Common Stock and the last VWAP Trading Day of the related Dividend Stock Price Observation Period occurs on or after the related Dividend Payment Date, then the payment of such declared dividend will be made on the Business Day immediately after such last VWAP Trading Day and no interest, dividend or other amount will accrue or accumulate during the related period as a result of the related delay.

(5) Securities Laws Matters. If, in the Company’s reasonable judgment, the issuance of shares of Class A Common Stock as payment for any declared dividend on the Mandatory Convertible Preferred Stock, or the resale of those shares by Holders or beneficial owners that are not, and have not at any time during the preceding three (3) months been, an Affiliate of the Company, requires registration under the Securities Act, then the Company will use its commercially reasonable efforts to:

(A) file and cause there to become effective under the Securities Act a registration statement covering such issuance or covering such resales from time to time, pursuant to Rule 415 under the Securities Act, by such Holders or beneficial owners, as applicable;

(B) keep such registration statement effective under the Securities Act until all such shares are resold pursuant to such registration statement or are, or would be, eligible for resale without restriction, pursuant to Rule 144 under the Securities Act (or any successor rule), by Holders or beneficial owners that are not, and have not at any time during the preceding three (3) months been, an Affiliate of the Company; and

(C) qualify or register such shares of Class A Common Stock under applicable U.S. state securities laws, to the extent required in the Company’s reasonable judgment.

(c) Treatment of Dividends Upon Redemption or Conversion. If the Acquisition Non-Occurrence Redemption Date or Conversion Date, as the case may be, of any share of Mandatory Convertible Preferred Stock is after a Regular Record Date for a declared dividend on the Mandatory Convertible Preferred Stock and on or before the next Dividend Payment Date, then the Holder of such share at the Close of Business on such Regular Record Date will be entitled, notwithstanding such Redemption or conversion, as applicable, to receive, on or, at the Company’s election, before such Dividend Payment Date, such declared dividend on such share.

Except as provided in the preceding paragraph, Section 7, Section 9(d)(ii) or Section 9(e)(iii), dividends on any share of Mandatory Convertible Preferred Stock will cease to accumulate from and after the Acquisition Non-Occurrence Redemption Date or Conversion Date, as applicable, for such share.

(d) Priority of Dividends; Limitation on Junior Payments; No Participation Rights.

(i) Generally. Except as provided in Sections 5(d)(iii) and 5(d)(iv), this Certificate of Designations will not prohibit or restrict the Company or the Board of Directors from declaring or paying any dividend or distribution (whether in cash, securities or other property, or any combination of the foregoing) on any class or series of the Company’s stock, and, unless such dividend or distribution is also declared on the Mandatory Convertible Preferred Stock, the Mandatory Convertible Preferred Stock will not be entitled to participate in such dividend or distribution.

(ii) Construction. For purposes of Sections 5(d)(iii) and 5(d)(iv), a dividend on the Mandatory Convertible Preferred Stock will be deemed to have been paid if such dividend is declared and consideration in kind and amount that is sufficient, in accordance with this Certificate of Designations, to pay such dividend is set aside for the benefit of the Holders entitled thereto.

(iii) Limitation on Dividends on Parity Stock. If:

(1) less than all accumulated and unpaid dividends on the outstanding Mandatory Convertible Preferred Stock have been declared and paid as of any Dividend Payment Date (or, in case of Dividend Parity Stock having dividend payment dates different from those for the Mandatory Convertible Preferred Stock, on a Dividend Payment Date falling within a regular dividend period related to such other dividend payment date); or

(2) the Board of Directors declares a dividend on the Mandatory Convertible Preferred Stock that is less than the total amount of unpaid dividends on the outstanding Mandatory Convertible Preferred Stock that would accumulate to, but excluding, the Dividend Payment Date following such declaration, then, until and unless all accumulated and unpaid dividends on the outstanding Mandatory Convertible Preferred Stock have been paid, no dividends may be declared or paid on any class or series of Dividend Parity Stock unless dividends are simultaneously declared on the Mandatory Convertible Preferred Stock on a pro rata basis, such that (A) the ratio of (x) the dollar amount of dividends so declared per share of Mandatory Convertible Preferred Stock to (y) the dollar amount of the total accumulated and unpaid dividends per share of Mandatory Convertible Preferred Stock immediately before the payment of such dividend is no less than (B) the ratio of (x) the dollar amount of dividends so declared or paid per share of such class or series of Dividend Parity Stock to (y) the dollar amount of the total accumulated and unpaid dividends per share of such class or series of Dividend Parity Stock immediately before the payment of such dividend (which dollar amount in this clause (y) will, if dividends on such class or series of Dividend Parity Stock are not cumulative, be the full amount of dividends per share thereof in respect of the most recent dividend period thereof). For the avoidance of doubt, any unpaid dividends on the Mandatory Convertible Preferred Stock will continue to accumulate except as described in this Certificate of Designations.

(iv) Limitation on Junior Payments. Subject to the next sentence, if any Mandatory Convertible Preferred Stock is outstanding, then no dividends or distributions (whether in cash, securities or other property, or any combination of the foregoing) will be declared or paid on any Junior Stock, and neither the Company nor any of its Subsidiaries will purchase, redeem or otherwise acquire for value (whether in cash, securities or other property, or any combination of the foregoing) any Junior Stock, in each case unless all accumulated dividends on the Mandatory Convertible Preferred Stock then outstanding for all prior completed Dividend Periods, if any, have been paid in full. Notwithstanding anything to the contrary in the preceding sentence, the restrictions set forth in the preceding sentence will not apply to the following:

(1) dividends and distributions on Junior Stock that are payable solely in shares of Junior Stock, together with cash in lieu of any fractional share;

(2) purchases, redemptions or other acquisitions of Junior Stock with the proceeds of a substantially concurrent sale of other Junior Stock;

(3) purchases, redemptions or other acquisitions of Junior Stock in connection with the administration of any equity award or benefit or other incentive plan of the Company (including any employment contract) in the ordinary course of business, including (x) the forfeiture of unvested shares of restricted stock, or any withholdings (including withholdings effected by a repurchase or similar transaction), or other surrender, of shares that would otherwise be deliverable upon exercise, delivery or vesting of equity awards under any such plan or contract, in each case whether for payment of applicable taxes or the exercise price, or otherwise; (y) cash paid in connection therewith in lieu of issuing any fractional share; and (z) purchases of Junior Stock pursuant to a publicly announced repurchase plan to offset the dilution resulting from issuances pursuant to any such plan or contract; provided, however, that repurchases pursuant to this clause (z) will be permitted pursuant to this Section 5(d)(iv)(3) only to the extent that the number of shares of Junior Stock so repurchased does not exceed the related Number of Incremental Diluted Shares;

(4) purchases, or other payments in lieu of the issuance, of any fractional share of Junior Stock in connection with the conversion, exercise or exchange of such Junior Stock or of any securities convertible into, or exercisable or exchangeable for, Junior Stock;

(5) (x) dividends and distributions of Junior Stock, or rights to acquire Junior Stock, pursuant to a stockholder rights plan; and (y) the redemption or repurchase of such rights pursuant to such stockholder rights plan;

(6) purchases of Junior Stock pursuant to a binding contract (including a stock repurchase plan) to make such purchases, if such contract was in effect before the Initial Issue Date;

(7) the settlement of any convertible note hedge transactions or capped call transactions entered into in connection with the issuance, by the Company or any of its Subsidiaries, of any debt securities that are convertible into, or exchangeable for, Class A Common Stock (or into or for any combination of cash and Class A Common Stock based on the value of the Class A Common Stock), provided such convertible note hedge transactions or capped call transactions, as applicable, are on customary terms and were entered into either (x) before the Initial Issue Date or (y) in compliance with the first sentence of this Section 5(d)(iv);

(8) the acquisition, by the Company or any of its Subsidiaries, of record ownership of any Junior Stock solely on behalf of Persons (other than the Company or any of its Subsidiaries) that are the beneficial owners thereof, including as trustee or custodian; and

(9) the exchange, conversion or reclassification of Junior Stock solely for or into other Junior Stock, together with the payment, in connection therewith, of cash in lieu of any fractional share.

For the avoidance of doubt, this Section 5(d)(iv) will not prohibit or restrict the payment or other acquisition for value of any debt securities that are convertible into, or exchangeable for, any Junior Stock.

Section 6. Rights Upon Liquidation, Dissolution or Winding Up.

(a) Generally. If the Company liquidates, dissolves or winds up, whether voluntarily or involuntarily, then, subject to the rights of any of the Company’s creditors or holders of any outstanding Liquidation Senior Stock, each share of Mandatory Convertible Preferred Stock will entitle the Holder thereof to receive payment for the following amount out of the Company’s assets or funds legally available for distribution to the Company’s stockholders, after satisfaction of liabilities to the Company’s creditors and holders of any outstanding Liquidation Senior Stock and before any such assets or funds are distributed to, or set aside for the benefit of, any Liquidation Junior Stock (including Class A Common Stock):

(i) the Liquidation Preference per share of Mandatory Convertible Preferred Stock; and

(ii) all unpaid dividends that will have accumulated on such share (whether or not declared) to, but excluding, the date of such payment.

Upon payment of such amount in full on the outstanding Mandatory Convertible Preferred Stock, Holders of the Mandatory Convertible Preferred Stock will have no rights to the Company’s remaining assets or funds, if any. If such assets or funds are insufficient to pay such amount in full on all outstanding shares of Mandatory Convertible Preferred Stock and the corresponding amounts payable in respect of all outstanding shares of Liquidation Parity Stock, if any, then, subject to the rights of any of the Company’s creditors or holders of any outstanding Liquidation Senior Stock, such assets or funds will be distributed ratably on the outstanding shares of Mandatory Convertible Preferred Stock and Liquidation Parity Stock in proportion to the full accumulated and unpaid respective distributions to which such shares would otherwise be entitled.

(b) Certain Business Combination Transactions Deemed Not to Be a Liquidation. For purposes of Section 6(a), the Company’s consolidation or combination with, or merger with or into, or the sale, lease or other transfer of all or substantially all of the Company’s assets (other than a sale, lease or other transfer in connection with the Company’s liquidation, dissolution or winding up) to, another Person will not, in itself, constitute the Company’s liquidation, dissolution or winding up for purposes of this Certificate of Designations, even if, in connection therewith, the Mandatory Convertible Preferred Stock is converted into, or is exchanged for, or represents solely the right to receive, other securities, cash or other property, or any combination of the foregoing.

Section 7. Optional Redemption Upon an Acquisition Non-Occurrence Event.

(a) Generally. The Company will not have the right to redeem the Mandatory Convertible Preferred Stock at the Company’s option unless an Acquisition Non-Occurrence Event occurs. If an Acquisition Non-Occurrence Event occurs, then, subject to the other provisions of this Section 7, the Company will have the right, at its election, to redeem all, but not less than all, of the Mandatory Convertible Preferred Stock on the Acquisition Non-Occurrence Redemption Date at the Redemption Price.

(b) Redemption Price. The Redemption Price that the Company will pay upon Redemption of the Mandatory Convertible Preferred Stock will be determined depending on whether the Redemption Stock Price exceeds the Minimum Conversion Price in effect on the Trading Day immediately before the related Redemption Notice Date.

(i) Redemption Stock Price Does Not Exceed the Minimum Conversion Price. If the Redemption Stock Price does not exceed the Minimum Conversion Price in effect on the Trading Day immediately before the related Redemption Notice Date, then the Redemption Price per share of Mandatory Convertible Preferred Stock will consist of cash in an amount equal to the Liquidation Preference of such share of Mandatory Convertible Preferred Stock plus accumulated and unpaid dividends on such share to, but excluding, the Acquisition Non-Occurrence Redemption Date; provided, however, that if the Acquisition Non-Occurrence Redemption Date is after a Regular Record Date for a declared dividend on the Mandatory Convertible

Preferred Stock and on or before the next Dividend Payment Date, then (1) pursuant to Section 5(c), the Holder of such share at the Close of Business on such Regular Record Date will be entitled, notwithstanding such Redemption, to receive, on or, at the Company’s election, before such Dividend Payment Date, such declared dividend on such share; and (2) the Redemption Price will not include such declared dividend on such share.

(ii) Redemption Stock Price Exceeds the Minimum Conversion Price.

(1) Generally. If the Redemption Stock Price exceeds the Minimum Conversion Price in effect on the Trading Day immediately before the related Redemption Notice Date, then, subject to the other provisions of this Section 7, the Redemption Price per share of Mandatory Convertible Preferred Stock will consist of the following:

(A) a number of shares of Class A Common Stock equal to the Redemption Option Value Share Amount for such share; and

(B) cash in an amount equal to the Redemption Dividend Value Dollar Amount for such share;

provided, however, that the Company will have the right to elect to pay all or any portion of the Redemption Option Value Share Amount in cash, and the Company will have the right to elect to pay all or any portion of the Redemption Dividend Value Dollar Amount in shares of Class A Common Stock. To make such an election, the related Redemption Notice must state whether the Company is electing to pay all or any portion of the Redemption Option Value Share Amount in cash and/or whether the Company is electing to pay all or a portion of the Redemption Dividend Value Dollar Amount in shares of Class A Common Stock and specify (x) the respective portions of the Redemption Option Value Share Amount per share of Mandatory Convertible Preferred Stock that will be paid in cash versus in shares of Class A Common Stock; and (y) the respective dollar amounts of the Redemption Dividend Value Dollar Amount per share of Mandatory Convertible Preferred Stock that will be paid in cash versus in shares of Class A Common Stock. Any such election made in such Redemption Notice, once sent, will be irrevocable and will apply to all shares of Mandatory Convertible Preferred Stock being redeemed.

If the Company elects to pay all or any portion of the Redemption Option Value Share Amount in cash, then, subject to Section 12(b), the cash payable in respect of such portion will be the product of such portion and the Redemption Average VWAP. If the Company elects to pay all or any portion of the Redemption Dividend Value Dollar Amount in shares of Class A Common Stock, then, subject to Section 12(b):

(I) the number of shares of Class A Common Stock issuable in respect of such portion will be a number of shares (rounded to the nearest fourth (4th) decimal place) equal to (i) the dollar amount of the Redemption Dividend Value Dollar Amount to be paid in shares of Class A Common Stock, divided by (ii) the greater of (x) the Floor Price in effect on the last VWAP Trading Day of the Redemption Observation Period; and (y) ninety seven percent (97%) of the Redemption Average VWAP; and

(II) if the dollar amount of such Redemption Dividend Value Dollar Amount to be paid in shares of Class A Common Stock exceeds the product of (x) ninety seven percent (97%) of the Redemption Average VWAP and (y) the number of shares of Class A Common Stock issuable in respect thereof calculated in accordance the preceding clause (I) (and without regard to the Company’s obligation to pay cash in lieu of any fractional share of Class A Common Stock), then the Company will, to the extent it is legally able to do so, declare and pay such excess amount in cash to the Holders of the Mandatory Convertible Preferred Stock being redeemed (and, if the Company declares less than all of such excess for payment, then such payment will be made pro rata on all shares of Mandatory Convertible Preferred Stock being redeemed).

(2) Payment of Cash in Lieu of any Fractional Share of Class A Common Stock. Subject to Section 12(b), in lieu of delivering any fractional share of Class A Common Stock otherwise due as payment for any portion of the Redemption Price, the Company will, to the extent it is legally able to do so, pay cash based on the Last Reported Sale Price per share of Class A Common Stock on the second (2nd) Trading Day preceding the Acquisition Non-Occurrence Redemption Date.

(3) When Holders Become Stockholders of Record of the Shares of Class A Common Stock Issuable Upon Redemption. If the consideration payable for the Redemption Price for any share of Mandatory Convertible Preferred Stock being redeemed includes any share of Class A Common Stock, then such share of Class A Common Stock, when issued, will be registered in the name of the Holder of such share of Mandatory Convertible Preferred Stock as of the Close of Business on the Scheduled Trading Day before the related Acquisition Non-Occurrence Redemption Date, and such Holder will be deemed to become the holder of record of such share of Class A Common Stock as of the Close of Business on the Scheduled Trading Day before such Acquisition Non-Occurrence Redemption Date.

(c) Acquisition Non-Occurrence Redemption Date. (i) The Acquisition Non-Occurrence Redemption Date will be a Business Day of the Company’s choosing that is no more than sixty (60), nor less than thirty (30), calendar days after the Redemption Notice Date; provided, however, that, if the Redemption Stock Price exceeds the Minimum Conversion Price in effect on the Trading Day immediately before the Redemption Notice Date, and the Company elects to pay all or any portion of the Redemption Option Value Share Amount in cash or to pay all or any portion of the Redemption Dividend Value Dollar Amount in shares of Class A Common Stock, then the Acquisition Non-Occurrence Redemption Date will be the second (2nd) Business Day after the last VWAP Trading Day of the related Redemption Observation Period.

(d) Redemption Notice. To exercise the Company’s right to redeem the Mandatory Convertible Preferred Stock upon the occurrence of an Acquisition Non-Occurrence Event, the Company must send notice (the “Redemption Notice”) of the Redemption to each Holder within ten (10) Business Days after the date such Acquisition Non-Occurrence Event occurs. Substantially contemporaneously, the Company will issue a press release through such national newswire service as it then uses (or publish the same through such other widely disseminated public medium as the Company then uses, including its website) containing the information set forth in the Redemption Notice. Such Redemption Notice must state:

(i) that an Acquisition Non-Occurrence Event has occurred and the Company’s has exercised its right to call all of the outstanding Mandatory Convertible Preferred Stock for Redemption, briefly describing the Company’s Redemption right under this Certificate of Designations;

(ii) the Acquisition Non-Occurrence Redemption Date (or, if applicable, the scheduled Acquisition Non-Occurrence Redemption Date and a brief description that the actual Acquisition Non-Occurrence Redemption Date will occur on the second (2nd) Business Day after the last VWAP Trading Day of the related Redemption Observation Period);

(iii) the Redemption Price per share of Mandatory Convertible Preferred Stock and, if applicable, whether the Company has elected to pay all or any portion of the Redemption Option Value Share Amount in cash or to pay all or any portion of the Redemption Dividend Value Dollar Amount in shares of Class A Common Stock;

(iv) if the Acquisition Non-Occurrence Redemption Date is after a Regular Record Date for a declared dividend on the Mandatory Convertible Preferred Stock and on or before the next Dividend Payment Date, that such dividend will be paid in accordance with Section 5(c);

(v) the name and address of the Transfer Agent and the Conversion Agent; and

(vi) the CUSIP and ISIN numbers, if any, of the Mandatory Convertible Preferred Stock.

(e) Securities Laws Matters. If, in the Company’s reasonable judgment, the issuance of shares of Class A Common Stock as payment for all or any portion of the Redemption Option Value Share Amount or the Redemption Dividend Value Dollar Amount, or the resale of those shares by Holders or beneficial owners that are not, and have not at any time during the preceding three (3) months been, an Affiliate of the Company, requires registration under the Securities Act, then the Company will use its commercially reasonable efforts to:

(i) file and cause there to become effective under the Securities Act a registration statement covering such issuance or covering such resales from time to time, pursuant to Rule 415 under the Securities Act, by such Holders or beneficial owners, as applicable;

(ii) keep such registration statement effective under the Securities Act until all such shares are resold pursuant to such registration statement or are, or would be, eligible for resale without restriction, pursuant to Rule 144 under the Securities Act (or any successor rule), by Holders or beneficial owners that are not, and have not at any time during the preceding three (3) months been, an Affiliate of the Company; and

(iii) qualify or register such shares of Class A Common Stock under applicable U.S. state securities laws, to the extent required in the Company’s reasonable judgment.

Section 8. Voting Rights. The Mandatory Convertible Preferred Stock will have no voting rights except as set forth in this Section 8, as provided in the Certificate of Incorporation or as required by the Delaware General Corporation Law.

(a) Right to Designate Two Preferred Stock Directors Upon a Dividend Non-Payment Event.

(i) Generally. If a Dividend Non-Payment Event occurs, then, subject to the other provisions of this Section 8(a), the Company will cause the authorized number of the Company’s directors to be increased by two (2) and the Holders, voting together as a single class with the holders of each other class or series of Voting Parity Stock, if any, will have the right to elect two (2) directors (such directors, the “Preferred Stock Directors”) to fill such two (2) new directorships at the Company’s next annual meeting of stockholders (or, if earlier, at a special meeting of the Company’s stockholders called for such purpose in accordance with Section 8(a)(iii)) and at each following annual meeting of the Company’s stockholders until such Dividend Non-Payment Event has been cured, at which time such right will terminate with respect to the Mandatory Convertible Preferred Stock until and unless a subsequent Dividend Non-Payment Event occurs; provided, however, that (1) as a condition (such condition, the “Director Qualification Requirement”) to the election of any such Preferred Stock Director, such election must not cause the Company to violate any rule of the New York Stock Exchange or any other securities exchange or other trading facility on which any of the Company’s securities are then listed or qualified for trading requiring that a majority of the Company’s directors be independent; and (2) the Board of Directors will at no time include more than two (2) Preferred Stock Directors. Upon the termination of such right with respect to the Mandatory Convertible Preferred Stock and all other outstanding Voting Parity Stock, if any, the term of office of each person then serving as a Preferred Stock Director will immediately and automatically terminate and the authorized number of the Company’s directors will automatically decrease by two (2). Each Preferred Stock Director will hold office until the Company’s next annual meeting of stockholders or, if earlier, upon his or her death, resignation or removal or the termination of the term of such office as provided above in this Section 8(a)(i).

(ii) Removal and Vacancies of the Preferred Stock Directors.

(1) Removal. At any time, each Preferred Stock Director may be removed either (A) with cause in accordance with applicable law; or (B) with or without cause by the affirmative vote of the Holders, voting together as a single class with the holders of each class or series of Voting Parity Stock, if any, with similar voting rights that are then exercisable, representing a majority of the combined voting power of the Mandatory Convertible Preferred Stock and such Voting Parity Stock.

(2) Filling Vacancies. During the continuance of a Dividend Non-Payment Event, subject to the Director Qualification Requirement, a vacancy in the office of any Preferred Stock Director (other than vacancies before the initial election of the Preferred Stock Directors in connection with such Dividend Non-Payment Event) may be filled by the remaining Preferred Stock Director or, if there is no remaining Preferred Stock Director or such vacancy resulted from the removal of a Preferred Stock Director, by the affirmative vote of the Holders, voting together as a single class with the holders of each class or series of Voting Parity Stock, if any, with similar voting rights that are then exercisable, representing a majority of the combined voting power of the Mandatory Convertible Preferred Stock and such Voting Parity Stock.

(iii) The Right to Call a Special Meeting to Elect Preferred Stock Directors. During the continuance of a Dividend Non-Payment Event, the Holders, and holders of each class or series of Voting Parity Stock, if any, with similar voting rights that are then exercisable, representing at least twenty five percent (25%) of the combined voting power of the Mandatory Convertible Preferred Stock and such Voting Parity Stock will have the right to call a special meeting of stockholders for the election of Preferred Stock Directors (including an election to fill any vacancy in the office of any Preferred Stock Director). Such right may be exercised by written notice, executed by such Holders and holders of Voting Parity Stock, as applicable, delivered to the Company at its principal executive offices (except that, in the case of any Global Certificate representing the Mandatory Convertible Preferred Stock or a global certificate representing such Voting Parity Stock, such notice must instead comply with the applicable Depositary Procedures). Notwithstanding anything to the contrary in this Section 8(a)(iii), if the Company’s next annual or special meeting of stockholders is scheduled to occur within ninety (90) days after such right is exercised, and the Company is otherwise permitted to conduct such election at such next annual or special meeting, then such election will instead be included in the agenda for, and conducted at, such next annual or special meeting.

(b) Voting and Consent Rights with Respect to Specified Matters.

(i) Generally. Subject to the other provisions of this Section 8(b), while any Mandatory Convertible Preferred Stock is outstanding, each of the following events will require, and cannot be effected without, the affirmative vote or consent of Holders, and holders of each class or series of Voting Parity Stock, if any, with similar voting or consent rights with respect to such event, representing at least two thirds (2/3rds) of the combined outstanding voting power of the Mandatory Convertible Preferred Stock and such Voting Parity Stock, if any:

(1) any amendment or modification of the Certificate of Incorporation to authorize or create, or to increase the authorized number of shares of, any class or series of Dividend Senior Stock or Liquidation Senior Stock;

(2) any amendment, modification or repeal of any provision of the Certificate of Incorporation or this Certificate of Designations that, individually or in the aggregate with all other such amendments, modifications or repeals made pursuant to this Section 8(b)(i)(2), materially and adversely affects the rights, preferences or voting powers of the Mandatory Convertible Preferred Stock (other than an amendment, modification or repeal permitted by Section 8(b)(iii)); or

(3) the Company’s consolidation or combination with, or merger with or into, another Person, or any binding or statutory share exchange or reclassification involving the Mandatory Convertible Preferred Stock, in each case unless:

(A) the Mandatory Convertible Preferred Stock either (x) remains outstanding after such consolidation, combination, merger, share exchange or reclassification; or (y) is converted or reclassified into, or is exchanged for, or represents solely the right to receive, preference securities of the continuing, resulting or surviving Person of such consolidation, combination, merger, share exchange or reclassification, or the parent thereof;

(B) the Mandatory Convertible Preferred Stock that remains outstanding or such preference securities, as applicable, have rights, preferences and voting powers that, taken as a whole, are not materially less favorable (as determined by the Board of Directors in good faith) to the Holders or the holders thereof, as applicable, than the rights, preferences and voting powers, taken as a whole, of the Mandatory Convertible Preferred Stock immediately before the consummation of such consolidation, combination, merger, share exchange or reclassification; and

(C) if not the Company, the issuer of the Mandatory Convertible Preferred Stock that remains outstanding or such preference securities, as applicable, is a corporation duly organized and existing under the laws of the United States of America, any State thereof or the District of Columbia (who, if not the Company, will, for the avoidance of doubt, succeed the Company under this Certificate of Designations);

provided, however, that (x) a consolidation, combination, merger, share exchange or reclassification that satisfies the requirements of clauses (A), (B) and (C) of Section 8(b)(i)(3) will not require any vote or consent pursuant to Section 8(b)(i)(1) or 8(b)(i)(2); and (y) each of the following will be deemed not to adversely affect the rights, preferences or voting powers of the Mandatory Convertible Preferred Stock (or cause any of the rights, preferences or voting powers of any such preference securities to be “materially less favorable” for purposes of Section 8(b)(i)(3)(B)) and will not require any vote or consent pursuant to Section 8(b)(i)(1), 8(b)(i)(2) or 8(b)(i)(3):

(I) any increase in the number of the authorized but unissued shares of the Company’s undesignated preferred stock;

(II) any increase in the number of authorized or issued shares of Mandatory Convertible Preferred Stock;

(III) the creation and issuance, or increase in the authorized or issued number, of any class or series of stock that is neither Dividend Senior Stock nor Liquidation Senior Stock; and

(IV) the application of Section 9(h), including the execution and delivery of any supplemental instruments pursuant to Section 9(h)(iii) solely to give effect to such provision.

(ii) Where Some But Not All Classes or Series of Stock Are Adversely Affected. If any event set forth in Section 8(b)(i)(1), 8(b)(i)(2) or 8(b)(i)(3) would adversely (and, in the case of Section 8(b)(i)(2), individually or in the aggregate with all other amendments, modifications or repeals referred to in Section 8(b)(i)(2), materially) affect the rights, preferences or voting powers of one or more, but not all, classes or series of Voting Parity Stock (which term, solely for purposes of this sentence, includes the Mandatory Convertible Preferred Stock), then those classes or series whose rights, preferences or voting powers would not be adversely (and, in the case of Section 8(b)(i)(2), individually or in the aggregate with all other amendments, modifications or repeals referred to in Section 8(b)(i)(2), materially) affected will be deemed not to have voting or consent rights with respect to such event. Furthermore, an amendment, modification or repeal described in Section 8(b)(i)(2) above that, individually or in the aggregate with all other amendments, modifications or repeals referred to in Section 8(b)(i)(2), materially and adversely affects the special rights, preferences or voting powers of the Mandatory Convertible Preferred Stock cannot be effected without the affirmative vote or consent of Holders, voting separately as a class, of at least two thirds (2/3rds) of the Mandatory Convertible Preferred Stock then outstanding.

(iii) Certain Amendments Permitted Without Consent. Notwithstanding anything to the contrary in Section 8(b)(i)(2), the Company may amend, modify or repeal any of the terms of the Mandatory Convertible Preferred Stock without the vote or consent of any Holder to:

(1) cure any ambiguity or correct any omission, defect or inconsistency in this Certificate of Designations or the certificates representing the Mandatory Convertible Preferred Stock, including the filing of a certificate of correction, or a corrected instrument, pursuant to Section 103(f) of the Delaware General Corporation Law in connection therewith;

(2) conform the provisions of this Certificate of Designations or the certificates, if any, representing the Mandatory Convertible Preferred Stock to the “Description of Mandatory Convertible Preferred Stock” section of the Company’s preliminary prospectus supplement, dated April 30, 2025, relating to the initial offering and sale of the Mandatory Convertible Preferred Stock, as supplemented by the related pricing term sheet; or

(3) make any other change to the Certificate of Incorporation, this Certificate of Designations or the certificates representing the Mandatory Convertible Preferred Stock that does not, individually or in the aggregate with all other such changes, adversely affect the rights of any Holder (other than any Holders that have consented to such change), as such, in any material respect (as determined by the Board of Directors in good faith).

(c) Procedures for Voting and Consents.

(i) Rules and Procedures Governing Votes and Consents. If any vote or consent of the Holders will be held or solicited, including at a regular annual meeting or a special meeting of stockholders, then the Board of Directors will adopt customary rules and procedures at its discretion to govern such vote or consent, subject to the other provisions of this Section 8. Such rules and procedures may include fixing a record date to determine the Holders (and, if applicable, holders of Voting Parity Stock) that are entitled to vote or provide consent, as applicable, rules governing the solicitation and use of proxies or written consents and customary procedures for the nomination and designation, by Holders (and, if applicable, holders of Voting Parity Stock), of Preferred Stock Directors for election. Without limiting the foregoing, the Persons calling any special meeting of stockholders pursuant to Section 8(a)(iii) will, at their election, be entitled to specify one or more Preferred Stock Director nominees in the notice referred to in such section, if such special meeting is scheduled to include the election of any Preferred Stock Director (including an election to fill any vacancy in the office of any Preferred Stock Director).

(ii) Voting Power of the Mandatory Convertible Preferred Stock and Voting Parity Stock. Each share of Mandatory Convertible Preferred Stock will be entitled to one vote on each matter on which the Holders of the Mandatory Convertible Preferred Stock are entitled to vote separately as a class and not together with the holders of any other class or series of stock (except as provided in this Section 8 with respect to Voting Parity Stock). The respective voting powers of the Mandatory Convertible Preferred Stock and all classes or series of Voting Parity Stock entitled to vote on any matter together as a single class will be determined (including for purposes of determining whether a plurality, majority or other applicable portion of votes has been obtained) in proportion to their respective liquidation amounts. Solely for purposes of the preceding sentence, the liquidation amount of the Mandatory Convertible Preferred Stock or any such class or series of Voting Parity Stock will be the maximum amount payable in respect of the Mandatory Convertible Preferred Stock or such class or series, as applicable, assuming the Company is liquidated on the record date for the applicable vote or consent (or, if there is no record date, on the date of such vote or consent).

(iii) Voting Standard for the Election of Preferred Stock Directors. At any meeting in which the Mandatory Convertible Preferred Stock (and, if applicable, any class or series of Voting Parity Stock) is entitled to elect any Preferred Stock Director (including to fill any vacancy in the office of any Preferred Stock Director), the presence, in person or by proxy, of Holders of Mandatory Convertible Preferred Stock (and, if applicable, holders of each such class or series) representing a majority of the outstanding voting power of the Mandatory Convertible Preferred Stock (and, if applicable, each such class or series) will constitute a quorum. The affirmative vote of a majority of the outstanding voting power of the Mandatory Convertible Preferred Stock (and, if applicable, each such class or series) cast at such a meeting at which a quorum is present will be sufficient to elect the Preferred Stock Director(s).

(iv) Written Consent in Lieu of Stockholder Meeting. A consent or affirmative vote of the Holders pursuant to Section 8(b) may be given or obtained either in writing without a meeting or in person or by proxy at a regular annual meeting or a special meeting of stockholders.

Section 9. Conversion.

(a) Generally. The Mandatory Convertible Preferred Stock may be converted only pursuant to a Mandatory Conversion or an Early Conversion.

(b) Conversion Procedures.

(i) Mandatory Conversion. Mandatory Conversion will occur automatically, and without the need for any action on the part of the Holders, for all shares of Mandatory Convertible Preferred Stock that remain outstanding as of the Mandatory Conversion Date. The shares of Class A Common Stock due upon Mandatory Conversion of any Mandatory Convertible Preferred Stock will be registered in the name of, and, if applicable, the cash due upon such Mandatory Conversion will be delivered to, the Holder of such Mandatory Convertible Preferred Stock as of the Close of Business on the Mandatory Conversion Date.

(ii) Make-Whole Fundamental Change Conversions and Other Early Conversions.

(1) Global Certificates. To convert a beneficial interest in a Global Certificate pursuant to an Early Conversion (including a Make-Whole Fundamental Change Conversion), the owner of such beneficial interest must (x) comply with the Depositary Procedures for converting such beneficial interest (at which time such Early Conversion will become irrevocable); and (y) if applicable, pay any documentary or other taxes pursuant to Section 10(d).

(2) Physical Certificates. To convert any share of Mandatory Convertible Preferred Stock represented by a Physical Certificate pursuant to an Early Conversion (including a Make-Whole Fundamental Change Conversion), the Holder of such share must (w) complete, manually sign and deliver to the Conversion Agent the Conversion Notice attached to such Physical Certificate or a facsimile of such Conversion Notice; (x) deliver such Physical Certificate to the Conversion Agent (at which time such Early Conversion will become irrevocable); (y) furnish any endorsements and transfer documents that the Company or the Conversion Agent may require; and (z) if applicable, pay any documentary or other taxes as pursuant to Section 10(d).

(3) Conversion Permitted only During Business Hours. Mandatory Convertible Preferred Stock may be surrendered for Early Conversion (including a Make-Whole Fundamental Change Conversion) only after the Open of Business and before the Close of Business on a day that is a Business Day.

(iii) Treatment of Accumulated Dividends upon Conversion.

(1) Adjustments for Accumulated Dividends. Except as provided in Sections 9(d)(ii), 9(e)(iii)(1) and 9(e)(iii)(2), the Applicable Conversion Rate will not be adjusted to account for any accumulated and unpaid dividends on any Mandatory Convertible Preferred Stock being converted.

(2) Conversions Between a Regular Record Date and a Dividend Payment Date. If the Conversion Date of any share of Mandatory Convertible Preferred Stock to be converted is after a Regular Record Date for a declared dividend on the Mandatory Convertible Preferred Stock and on or before the next Dividend Payment Date, then such dividend will be paid pursuant to Section 5(c) notwithstanding such conversion.

(iv) When Converting Holders Become Stockholders of Record of the Shares of Class A Common Stock Issuable Upon Conversion. The Person in whose name any share of Class A Common Stock is issuable upon conversion of any Mandatory Convertible Preferred Stock will be deemed to become the holder of record of such share as of the Close of Business on the Conversion Date for such conversion.

(v) Conversions of Fractional Shares Not Permitted. Notwithstanding anything to the contrary in this Certificate of Designations, in no event will any Holder be entitled to convert a number of shares of Mandatory Convertible Preferred Stock that is not a whole number.

(c) Settlement Upon Conversion.

(i) Generally. Subject to Section 9(c)(ii) and Section 12(b), the Company will pay or deliver, as applicable, the following consideration per share of Mandatory Convertible Preferred Stock to settle the conversion of any Mandatory Convertible Preferred Stock as to which a Conversion Date has occurred:

(1) a number of shares of Class A Common Stock equal to the Applicable Conversion Rate in effect immediately before the Close of Business on such Conversion Date;

(2) in the case of a Mandatory Conversion, the cash amount, if any, due pursuant to Section 9(d)(ii)(2) in respect of any Unpaid Accumulated Dividend Amount on such share; and

(3) in the case of a Make-Whole Fundamental Change Conversion, the cash amount, if any, due pursuant to Section 9(e)(iii)(2) in respect of any Unpaid Accumulated Dividend Amount or Future Dividend Present Value Amount on such share.

(ii) Payment of Cash in Lieu of any Fractional Share of Class A Common Stock. Subject to Section 12(b), in lieu of delivering any fractional share of Class A Common Stock otherwise due upon conversion of any Mandatory Convertible Preferred Stock, the Company will, to the extent it is legally able to do so, pay cash based on the Last Reported Sale Price per share of Class A Common Stock on the Conversion Date for such conversion (or, if such Conversion Date is not a Trading Day, the immediately preceding Trading Day).

(iii) Delivery of Conversion Consideration. The Company will (subject to the Depositary Procedures, in the case of Mandatory Convertible Preferred Stock that is represented by any Global Certificate) pay or deliver, as applicable, the Conversion Consideration due upon conversion of any Mandatory Convertible Preferred Stock on or before the second (2nd) Business Day immediately after the Conversion Date for such conversion.

(d) Mandatory Conversion.

(i) Generally. Unless previously converted or repurchased pursuant to a Redemption, each share of Mandatory Convertible Preferred Stock that is outstanding on the Mandatory Conversion Date will (without the need for any action on the part of the Holder thereof, the Company or any other Person) be deemed to be submitted for conversion (a “Mandatory Conversion”) with a Conversion Date occurring on the Mandatory Conversion Date.

(ii) Calculation of the Applicable Conversion Rate; Unpaid Accumulated Dividend Amount. The Applicable Conversion Rate for the Mandatory Conversion of any share of Mandatory Convertible Preferred Stock is the Mandatory Conversion Rate; provided, however, that if, as of the Mandatory Conversion Date, an Unpaid Accumulated Dividend Amount exists for such share, then:

(1) the Applicable Conversion Rate for such Mandatory Conversion will be increased by a number of shares (rounded to the nearest fourth (4th) decimal place) equal to (A) such Unpaid Accumulated Dividend Amount, divided by (B) the greater of (x) the Floor Price in effect on the Mandatory Conversion Date; and (y) the Dividend Make-Whole Stock Price for such Mandatory Conversion; and

(2) if such Unpaid Accumulated Dividend Amount exceeds the product of such Dividend Make-Whole Stock Price and such number of shares added to the Applicable Conversion Rate pursuant to clause (1) above, then the Company will, to the extent it is legally able to do so, declare and pay such excess amount in cash (as Conversion Consideration) to the Holder of such share of Mandatory Convertible Preferred Stock being converted (and, if the Company declares less than all of such excess for payment, then such payment will be made pro rata on all shares of Mandatory Convertible Preferred Stock to be converted pursuant to a Mandatory Conversion).

(e) Early Conversion at the Option of the Holders.

(i) Generally. Holders will have the right to convert all or any portion of their shares of Mandatory Convertible Preferred Stock at any time until the Close of Business on the Mandatory Conversion Date.

(ii) Right to Convert Shares Called for Redemption. Notwithstanding anything to the contrary in this Certificate of Designations, shares of Mandatory Convertible Preferred Stock that are called for Redemption may not be submitted for conversion after the Close of Business on the Business Day immediately before the related Acquisition Non-Occurrence Redemption Date.

(iii) Calculation of the Applicable Conversion Rate; Unpaid Accumulated Dividend Amount and Future Dividend Present Value Amount.

(1) Early Conversions that Are Not Make-Whole Fundamental Change Conversions. The Applicable Conversion Rate for the Early Conversion (other than a Make-Whole Fundamental Change Conversion) of any share of Mandatory Convertible Preferred Stock is the Minimum Conversion Rate in effect on the Conversion Date for such Early Conversion; provided, however, that if, as of such Conversion Date, an Unpaid Accumulated Dividend Amount exists for such share, then:

(A) the Applicable Conversion Rate for such Early Conversion will be increased by a number of shares (rounded to the nearest fourth (4th) decimal place) equal to (I) such Unpaid Accumulated Dividend Amount, divided by (II) the greater of (x) the Floor Price in effect on such Conversion Date; and (y) the Dividend Make-Whole Stock Price for such Early Conversion; and

(B) if such Unpaid Accumulated Dividend Amount exceeds the product of such Dividend Make-Whole Stock Price and such number of shares added to the Applicable Conversion Rate pursuant to clause (A) above, then the Company will have no obligation to pay such excess in cash or any other consideration.

(2) Make-Whole Fundamental Change Conversions. If a Make-Whole Fundamental Change occurs and the Conversion Date for the Early Conversion of any share of Mandatory Convertible Preferred Stock occurs during the Make-Whole Fundamental Change Conversion Period for such Make-Whole Fundamental Change (such an Early Conversion, a “Make-Whole Fundamental Change Conversion”), then the Applicable Conversion Rate for such Make-Whole Fundamental Change Conversion is the Make-Whole Fundamental Change Conversion Rate in effect on such Conversion Date; provided, however, that if, as of the effective date of such Make-Whole Fundamental Change, an Unpaid Accumulated Dividend Amount or a Future Dividend Present Value Amount exists for such share, then the Company will, to the extent it is legally able to do so, declare and pay such existing Unpaid Accumulated Dividend Amount, if any, and such existing Future Dividend Present Value Amount, if any, in cash (as Conversion Consideration) to the Holder of such share of Mandatory Convertible Preferred Stock being converted, unless, in each case, the Company has elected (in accordance with Section 9(e)(iv)(2)) to pay all or any portion of such Unpaid Accumulated Dividend Amount or Future Dividend Present Value Amount in shares of Class A Common Stock, in which case:

(A) the Applicable Conversion Rate for such Make-Whole Fundamental Change Conversion will be increased by a number of shares (rounded to the nearest fourth (4th) decimal place) equal to (I) the dollar amount of such Unpaid Accumulated Dividend Amount or Future Dividend Present Value Amount, as applicable, to be paid in shares of Class A Common Stock, divided by (II) the greater of (x) the Floor Price in effect on such Conversion Date; and (y) the Dividend Make-Whole Stock Price for such Make-Whole Fundamental Change Conversion; and

(B) if such dollar amount of such Unpaid Accumulated Dividend Amount or Future Dividend Present Value Amount, as applicable, to be paid in shares of Class A Common Stock exceeds the product of such Dividend Make-Whole Stock Price and such number of shares added to the Applicable Conversion Rate in respect thereof pursuant to clause (A) above, then the Company will, to the extent it is legally able to do so, declare and pay such excess amount in cash (as

Conversion Consideration) to the Holder of such share of Mandatory Convertible Preferred Stock being converted (and, if the Company declares less than all of such excess for payment, then such payment will be made pro rata on all shares of Mandatory Convertible Preferred Stock to be converted with a Conversion Date occurring during such Make-Whole Fundamental Change Conversion Period).

(iv) Certain Provisions Applicable to Make-Whole Fundamental Change Conversions.

(1) Calculation of Make-Whole Fundamental Change Conversion Rate.

(A) Generally. Subject to Section 9(e)(iv)(1)(B), the “Make-Whole Fundamental Change Conversion Rate” for a Make-Whole Fundamental Change means the conversion rate set forth in the table below corresponding (after interpolation as provided in, and subject to, the immediately following paragraph) to the effective date and the Make-Whole Fundamental Change Stock Price of such Make-Whole Fundamental Change:

Effective Date	$50.00	$60.00	$70.00	$81.81	$90.00	$102.25	$110.00	$120.00	$130.00	$140.00	$150.00	$175.00
May 5, 2025	1.0949	1.0716	1.0523	1.0340	1.0238	1.0114	1.0051	0.9983	0.9927	0.9881	0.9843	0.9775
May 1, 2026	1.1282	1.1008	1.0767	1.0531	1.0396	1.0233	1.0150	1.0061	0.9991	0.9934	0.9888	0.9808
May 1, 2027	1.1758	1.1460	1.1147	1.0806	1.0603	1.0356	1.0233	1.0107	1.0011	0.9939	0.9885	0.9804
May 1, 2028	1.2224	1.2224	1.2224	1.2224	1.1111	0.9780	0.9780	0.9780	0.9780	0.9780	0.9780	0.9780

If such effective date or Make-Whole Fundamental Change Stock Price is not set forth in the table above, then:

(I) if such Make-Whole Fundamental Change Stock Price is between two prices in the table above or the effective date is between two dates in the table above, then the Make-Whole Fundamental Change Conversion Rate will be determined by a straight-line interpolation between the Make-Whole Fundamental Change Conversion Rates set forth for the higher and lower prices in the table above or the earlier and later dates in the table above, based on a 365- or 366-day year, as applicable;

(II) if the Make-Whole Fundamental Change Stock Price is greater than $175.00 (subject to adjustment in the same manner as the Make-Whole Fundamental Change Stock Prices set forth in the column headings of the table above are adjusted pursuant to Section 9(e)(iv)(1)(B)) per share, then the Make-Whole Fundamental Change Conversion Rate will be the Minimum Conversion Rate in effect on the relevant Conversion Date; and

(III) if the Make-Whole Fundamental Change Stock Price is less than $50.00 (subject to adjustment in the same manner as the Make-Whole Fundamental Change Stock Prices set forth in the column headings of the table above are adjusted pursuant to Section 9(e)(iv)(1)(B)) per share, then the Make-Whole Fundamental Change Conversion Rate will be the Maximum Conversion Rate in effect on the relevant Conversion Date.

(B) Adjustment of Make-Whole Fundamental Change Stock Prices and Make-Whole Fundamental Change Conversion Rates. Whenever the Minimum Conversion Rate is adjusted pursuant to Section 9(f)(i), each Make-Whole Fundamental Change Stock Price in the first row (i.e., the column headers) of the table in Section 9(e)(iv)(1)(A) will be automatically adjusted at the same time by multiplying such Make-Whole Fundamental Change Stock Price by a fraction whose numerator is the Minimum Conversion Rate immediately before such adjustment and whose denominator is the Minimum Conversion Rate immediately after such adjustment. The Make-Whole Fundamental Change Conversion Rates in the table in Section 9(e)(iv)(1)(A) will be adjusted in the same manner as, and at the same time and for the same events for which, the Boundary Conversion Rates are adjusted pursuant to Section 9(f)(i), subject to Section 9(f)(vii).

(2) Election to Pay All or any Portion of an Unpaid Accumulated Dividend Amount or Future Dividend Present Value Amount in Shares of Class A Common Stock. Each of the Unpaid Accumulated Dividend Amount and the Future Dividend Present Value Amount payable pursuant to Section 9(e)(iii)(2) will be paid in cash, to the extent the Company is legally able to do so, unless the Company elects, in accordance with the next sentence, to pay all or any portion thereof in shares of Class A Common Stock. To make such an election, the related Make-Whole Fundamental Change Notice must be sent no later than the Business Day after the effective date of the Make-Whole Fundamental Change and must state such election and specify the respective dollar amounts of the Unpaid Accumulated Dividend Amount or Future Dividend Present Value Amount, as applicable, per share of Mandatory Convertible Preferred Stock that will be paid in cash and in shares of Class A Common Stock. Any such election made in such Make-Whole Fundamental Change Notice, once sent, will be irrevocable and will apply to all conversions of the Mandatory Convertible Preferred Stock with a Conversion Date occurring during the related Make-Whole Fundamental Change Conversion Period. Notwithstanding anything to the contrary in this Section 9(e)(iv)(2), to the extent that the Company is not legally able to pay any portion of the Unpaid Accumulated Dividend Amount or the Future Dividend Present Value Amount in cash, the Company will elect to pay the same in shares of Class A Common Stock.

(3) Make-Whole Fundamental Change Notice. No later than the Business Day after the effective date of any Make-Whole Fundamental Change, the Company will send notice to the Holders of such Make-Whole Fundamental Change (a “Make-Whole Fundamental Change Notice”). Such Make-Whole Fundamental Change Notice must state:

(A) that a Make-Whole Fundamental Change has occurred, briefly stating the events causing such Make-Whole Fundamental Change;

(B) the effective date of such Make-Whole Fundamental Change;

(C) a brief description of the Holders’ right to convert their shares of Mandatory Convertible Preferred Stock at the Make-Whole Fundamental Change Conversion Rate and, if applicable, to receive the Unpaid Accumulated Dividend Amount and the Future Dividend Present Value Amount;

(D) the Make-Whole Fundamental Change Conversion Period;

(E) the Make-Whole Fundamental Change Conversion Rate; and

(F) the Unpaid Accumulated Dividend Amount and Future Dividend Present Value Amount per share of Mandatory Convertible Preferred Stock, including the dollar amounts thereof that the Company has elected to pay in cash or in shares of Class A Common Stock;

(G) the Applicable Conversion Rate;

(H) the name and address of the Transfer Agent and the Conversion Agent; and

(I) the CUSIP and ISIN numbers, if any, of the Mandatory Convertible Preferred Stock.

If the Company does not send such Make-Whole Fundamental Change Notice by the Business Day after such effective date, then the last day of the related Make-Whole Fundamental Change Conversion Period will be extended by the number of days from, and including, the Business Day after such effective date to, but excluding, the date the Company sends such Make-Whole Fundamental Change Notice. Subject to the preceding sentence, neither the failure to deliver a Make-Whole Fundamental Change Notice nor any defect in a Make-Whole Fundamental Change Notice will limit the right of any Holder to effect a Make-Whole Fundamental Change Conversion of its Mandatory Convertible Preferred Stock or otherwise affect the validity of any proceedings relating to any such conversion.

(f) Boundary Conversion Rate Adjustments.

(i) Events Requiring an Adjustment to the Boundary Conversion Rates. Each Boundary Conversion Rate will be adjusted from time to time as follows:

(1) Stock Dividends, Splits and Combinations. If the Company issues solely shares of Class A Common Stock as a dividend or distribution on all or substantially all shares of the Class A Common Stock, or if the Company effects a stock split or a stock combination of the Class A Common Stock (in each case excluding an issuance solely pursuant to a Class A Common Stock Change Event, as to which Section 9(h) will apply), then each Boundary Conversion Rate will be adjusted based on the following formula:

where:

CR0	=	such Boundary Conversion Rate in effect immediately before the Close of Business on the Record Date for such dividend or distribution, or immediately before the Close of Business on the effective date of such stock split or stock combination, as applicable;

CR1	=	such Boundary Conversion Rate in effect immediately after the Close of Business on such Record Date or effective date, as applicable;

OS0	=	the number of shares of Class A Common Stock outstanding immediately before the Close of Business on such Record Date or effective date, as applicable, without giving effect to such dividend, distribution, stock split or stock combination; and

OS1	=	the number of shares of Class A Common Stock outstanding immediately after giving effect to such dividend, distribution, stock split or stock combination.

Any adjustment made under this Section 9(f)(i)(1) shall become effective immediately after the Close of Business on the Record Date for such dividend or distribution, or immediately after the Open of Business on the effective date for such stock split or stock combination, as applicable. If any dividend, distribution, stock split or stock combination of the type described in this Section 9(f)(i)(1) is declared or announced, but not so paid or made, then each Boundary Conversion Rate will be readjusted, effective as of the date the Board of Directors determines not to pay such dividend or distribution or to effect such stock split or stock combination, to the applicable Boundary Conversion Rate that would then be in effect had such dividend, distribution, stock split or stock combination not been declared or announced.

(2) Rights, Options and Warrants. If the Company distributes, to all or substantially all holders of Class A Common Stock, rights, options or warrants (other than rights issued or otherwise distributed pursuant to a stockholder rights plan, as to which Section 9(f)(i)(3)(A) and Section 9(f)(v) will apply) entitling such holders, for a period of not more than sixty (60) calendar days after the Record Date of such distribution, to subscribe for or purchase shares of Class A Common Stock at a price per share that is less than the average of the Last Reported Sale Prices per share of Class A Common Stock for the ten (10) consecutive Trading Days ending on, and including, the Trading Day immediately before the date such distribution is announced, then each Boundary Conversion Rate will be increased based on the following formula:

where:

CR0	=	such Boundary Conversion Rate in effect immediately before the Close of Business on such Record Date;
CR1	=	such Boundary Conversion Rate in effect immediately after the Close of Business on such Record Date;
OS	=	the number of shares of Class A Common Stock outstanding immediately before the Close of Business on such Record Date;
X	=	the total number of shares of Class A Common Stock issuable pursuant to such rights, options or warrants; and
Y	=	a number of shares of Class A Common Stock obtained by dividing (x) the aggregate price payable to exercise such rights, options or warrants by (y) the average of the Last Reported Sale Prices per share of Class A Common Stock for the ten (10) consecutive Trading Days ending on, and including, the Trading Day immediately before the date such distribution is announced.

Any increase made under this Section 9(f)(i)(2) will be made successively whenever any such rights, options or warrants are distributed and will become effective immediately after the Close of Business on the Record Date for such distribution. To the extent such rights, options or warrants are not so distributed, each Boundary Conversion Rate will be readjusted to the applicable Boundary Conversion Rate that would then be in effect had the increase to such Boundary Conversion Rate for such distribution been made on the basis of only the rights, options or warrants, if any, actually distributed. In addition, to the extent that shares of Class A Common Stock are not delivered after the expiration of such rights, options or warrants (including as a result of such rights, options or warrants not being exercised), each Boundary Conversion Rate will be readjusted to the applicable Boundary Conversion Rate that would then be in effect had the increase to such Boundary Conversion Rate for such distribution been made on the basis of delivery of only the number of shares of Class A Common Stock actually delivered upon exercise of such rights, option or warrants.

For purposes of this Section 9(f)(i)(2), in determining whether any rights, options or warrants entitle holders of Class A Common Stock to subscribe for or purchase shares of Class A Common Stock at a price per share that is less than the average of the Last Reported Sale Prices per share of Class A Common Stock for the ten (10) consecutive Trading Days ending on, and including, the Trading Day immediately before the date the distribution of such rights, options or warrants is announced, and in determining the aggregate price payable to exercise such rights, options or warrants, there will be taken into account any consideration the Company receives for such rights, options or warrants and any amount payable on exercise thereof, with the value of such consideration, if not cash, to be determined by the Board of Directors.

(3) Spin-Offs and Other Distributed Property.

(A) Distributions Other than Spin-Offs. If the Company distributes shares of its Capital Stock, evidences of the Company’s indebtedness or other assets or property of the Company, or rights, options or warrants to acquire the Company’s Capital Stock or other securities, to all or substantially all holders of the Class A Common Stock, excluding:

(I) dividends, distributions, rights, options or warrants for which an adjustment to the Boundary Conversion Rates is required (or would be required without regard to Section 9(f)(iii)) pursuant to Section 9(f)(i)(1) or 9(f)(i)(2);

(II) dividends or distributions paid exclusively in cash for which an adjustment to the Boundary Conversion Rates is required (or would be required without regard to Section 9(f)(iii)) pursuant to Section 9(f)(i)(4);

(III) rights issued or otherwise distributed pursuant to a stockholder rights plan, except to the extent provided in Section 9(f)(v);

(IV) Spin-Offs for which an adjustment to the Boundary Conversion Rates is required (or would be required without regard to Section 9(f)(iii)) pursuant to Section 9(f)(i)(3)(B);

(V) a distribution solely pursuant to a tender offer or exchange offer for shares of Class A Common Stock, as to which Section 9(f)(i)(5) will apply; and

(VI) a distribution solely pursuant to a Class A Common Stock Change Event, as to which Section 9(h) will apply,

then each Boundary Conversion Rate will be increased based on the following formula:

where:

CR0	=	such Boundary Conversion Rate in effect immediately before the Close of Business on the Record Date for such distribution;
CR1	=	such Boundary Conversion Rate in effect immediately after the Close of Business on such Record Date;
SP	=	the average of the Last Reported Sale Prices per share of Class A Common Stock for the ten (10) consecutive Trading Days ending on, and including, the Trading Day immediately before the Ex-Dividend Date for such distribution; and
FMV	=	the fair market value (as determined by the Board of Directors), as of such Record Date, of the shares of Capital Stock, evidences of indebtedness, assets, property, rights, options or warrants distributed per share of Class A Common Stock pursuant to such distribution;

provided, however, that, if FMV is equal to or greater than SP, then, in lieu of the foregoing adjustment to each Boundary Conversion Rate, each Holder will receive, for each share of Mandatory Convertible Preferred Stock held by such Holder on such Record Date, at the same time and on the same terms as holders of Class A Common Stock, the amount and kind of shares of Capital Stock, evidences of indebtedness, assets, property, rights, options or warrants that such Holder would have received in such distribution if such Holder had owned, on such Record Date, a number of shares of Class A Common Stock equal to the Maximum Conversion Rate in effect on such Record Date.

Any increase made under this Section 9(f)(i)(3)(A) will become effective immediately after the Close of Business on the Record Date for such distribution. To the extent such distribution is not so paid or made, each Boundary Conversion Rate will be readjusted to the applicable Boundary Conversion Rate that would then be in effect had the adjustment been made on the basis of only the distribution, if any, actually made or paid.

(B) Spin-Offs. If the Company distributes or dividends shares of Capital Stock of any class or series, or similar equity interests, of or relating to an Affiliate or Subsidiary or other business unit of the Company to all or substantially all holders of the Class A Common Stock (other than solely pursuant to (x) a Class A Common Stock Change Event, as to which Section 9(h) will apply; or (y) a tender offer or exchange offer for shares of Class A Common Stock, as to which Section 9(f)(i)(5) will apply), and such Capital Stock or equity interests are listed or quoted (or will be listed or quoted upon the consummation of the transaction) on a U.S. national securities exchange (a “Spin-Off”), then each Boundary Conversion Rate will be increased based on the following formula:

where:

CR0	=	such Boundary Conversion Rate in effect immediately before the Close of Business on the last Trading Day of the Spin-Off Valuation Period for such Spin-Off;
CR1	=	such Boundary Conversion Rate in effect immediately after the Close of Business on the last Trading Day of the Spin-Off Valuation Period;
FMV	=	the product of (x) the average of the Last Reported Sale Prices per share or unit of the Capital Stock or equity interests distributed in such Spin-Off over the ten (10) consecutive Trading Day period (the “Spin-Off Valuation Period”) beginning on, and including, the Ex-Dividend Date for such Spin-Off (such average to be determined as if references to Class A Common Stock in the definitions of “Last Reported Sale Price,” “Trading Day” and “Market Disruption Event” were instead references to such Capital Stock or equity interests); and (y) the number of shares or units of such Capital Stock or equity interests distributed per share of Class A Common Stock in such Spin-Off; and
SP	=	the average of the Last Reported Sale Prices per share of Class A Common Stock for each Trading Day in the Spin-Off Valuation Period.

Any increase made under this Section 9(f)(i)(3)(B) will become effective at the Close of Business on the last Trading Day of the Spin-Off Valuation Period. Notwithstanding anything to the contrary in this Section 9(f)(i)(3)(B), if the Conversion Date for any share of Mandatory Convertible Preferred Stock to be converted occurs during the Spin-Off Valuation Period, then, solely for purposes of determining the consideration due in respect of such conversion, such Spin-Off Valuation Period will be deemed to consist of the Trading Days occurring in the period from, and including, the Ex-Dividend Date for such Spin-Off to, and including, such Conversion Date.

To the extent any dividend or distribution of the type described in Section 9(f)(i)(3)(B) is declared but not made or paid, each Boundary Conversion Rate will be readjusted to the applicable Boundary Conversion Rate that would then be in effect had the adjustment been made on the basis of only the dividend or distribution, if any, actually made or paid.

(4) Cash Dividends or Distributions. If any cash dividend or distribution is made to all or substantially all holders of Class A Common Stock, then each Boundary Conversion Rate will be increased based on the following formula:

where:

CR0	=	such Boundary Conversion Rate in effect immediately before the Close of Business on the Record Date for such dividend or distribution;
CR1	=	such Boundary Conversion Rate in effect immediately after the Close of Business on such Record Date;
SP	=	the Last Reported Sale Price per share of Class A Common Stock on the Trading Day immediately before the Ex-Dividend Date for such dividend or distribution; and
D	=	the cash amount distributed per share of Class A Common Stock in such dividend or distribution;

provided, however, that, if D is equal to or greater than SP, then, in lieu of the foregoing adjustment to the Boundary Conversion Rates, each Holder will receive, for each share of Mandatory Convertible Preferred Stock held by such Holder on such Record Date, at the same time and on the same terms as holders of Class A Common Stock, the amount of cash that such Holder would have received in such dividend or distribution if such Holder had owned, on such Record Date, a number of shares of Class A Common Stock equal to the Maximum Conversion Rate in effect on such Record Date. Any increase made under this Section 9(f)(i)(4) shall become effective immediately after the Close of Business on the Record Date for such dividend or distribution. To the extent such dividend or distribution is declared but not made or paid, each Boundary Conversion Rate will be readjusted to the applicable Boundary Conversion Rate that would then be in effect had the adjustment been made on the basis of only the dividend or distribution, if any, actually made or paid.

(5) Tender Offers or Exchange Offers. If the Company or any of its Subsidiaries makes a payment in respect of a tender offer or exchange offer for shares of Class A Common Stock (other than solely pursuant to an odd-lot tender offer pursuant to Rule 13e-4(h)(5) under the Exchange Act), and the value (determined as of the Expiration Time by the Board of Directors) of the cash and other consideration paid per share of Class A Common Stock in such tender or exchange offer exceeds the average of the Last Reported Sale Prices per share of Class A Common Stock over the ten (10) consecutive Trading Day period (the “Tender/Exchange Offer Valuation Period”) commencing on, and including, the Trading Day next succeeding the last date (the “Expiration Date”) on which tenders or exchanges may be made pursuant to such tender or exchange offer (as it may be amended), then each Boundary Conversion Rate will be increased based on the following formula:

where:

CR0	=	such Boundary Conversion Rate in effect immediately before the Close of Business on the last Trading Day of the Tender/Exchange Offer Valuation Period;
CR1	=	such Boundary Conversion Rate in effect immediately after the Close of Business on the last Trading Day of the Tender/Exchange Offer Valuation Period;
AC	=	the aggregate value (determined as of the time (the “Expiration Time”) such tender or exchange offer expires by the Board of Directors) of all cash and other consideration paid for shares of Class A Common Stock purchased or exchanged in such tender or exchange offer;
OS0	=	the number of shares of Class A Common Stock outstanding immediately before the Expiration Time (including all shares of Class A Common Stock accepted for purchase or exchange in such tender or exchange offer);
OS1	=	the number of shares of Class A Common Stock outstanding immediately after the Expiration Time (excluding all shares of Class A Common Stock accepted for purchase or exchange in such tender or exchange offer); and
SP	=	the average of the Last Reported Sale Prices per share of Class A Common Stock over the Tender/Exchange Offer Valuation Period;

provided, however, that such Boundary Conversion Rate will in no event be adjusted down pursuant to this Section 9(f)(i)(5), except to the extent provided in the immediately following paragraph. Any increase made under this Section 9(f)(i)(5) shall become effective at the close of business on the last Trading Day of the Tender/Exchange Offer Valuation Period. Notwithstanding anything to the contrary in this Section 9(f)(i)(5), if the Conversion Date for any share of Mandatory Convertible Preferred Stock to be converted occurs during the Tender/Exchange Offer Valuation Period for such tender or exchange offer, then, solely for purposes of determining the consideration due in respect of such conversion, such Tender/Exchange Offer Valuation Period will be deemed to consist of the Trading Days occurring in the period from, and including, the Trading Day immediately after the Expiration Date to, and including, such Conversion Date.

To the extent such tender or exchange offer is announced but not consummated (including as a result of being precluded from consummating such tender or exchange offer under applicable law), or any purchases or exchanges of shares of Class A Common Stock in such tender or exchange offer are rescinded, each Boundary Conversion Rate will be readjusted to the applicable Boundary Conversion Rate that would then be in effect had the adjustment been made on the basis of only the purchases or exchanges of shares of Class A Common Stock, if any, actually made, and not rescinded, in such tender or exchange offer.

(ii) No Adjustments in Certain Cases.

(1) Where Holders Participate in the Transaction or Event Without Conversion. Notwithstanding anything to the contrary in Section 9(f)(i), the Company is not required to adjust the Boundary Conversion Rates for a transaction or other event otherwise requiring an adjustment pursuant to Section 9(f)(i) (other than a stock split or combination of the type set forth in Section 9(f)(i)(1) or a tender or exchange offer of the type set forth in Section 9(f)(i)(5)) if each Holder participates, at the same time and on the same terms as holders of Class A Common Stock, and solely by virtue of being a Holder of the Mandatory Convertible Preferred Stock, in such transaction or event without having to convert such Holder’s Mandatory Convertible Preferred Stock and as if such Holder held a number of shares of Class A Common Stock equal to the product of (A) the Maximum Conversion Rate in effect on the related Record Date; and (B) the total number of shares of Mandatory Convertible Preferred Stock held by such Holder on such Record Date.

(2) Certain Events. The Company will not be required to adjust the Boundary Conversion Rates except pursuant to Section 9(f)(i) (it being understood that adjustments to the Applicable Conversion Rate may be made pursuant to Section 9(d)(ii)(1), Section 9(e)(iii)(1) and Section 9(e)(iii)(2), and adjustments to the Make-Whole Fundamental Change Conversion Rates may be made pursuant to Section 9(e)(iv)(1)(B)). Without limiting the foregoing, the Company will not be required to adjust the Boundary Conversion Rates on account of:

(A) except as otherwise provided in Section 9(f)(i), the sale of shares of Class A Common Stock for a purchase price that is less than the market price per share of Class A Common Stock or less than the Maximum Conversion Price or the Minimum Conversion Price;

(B) the issuance of any shares of Class A Common Stock pursuant to any present or future plan providing for the reinvestment of dividends or interest payable on the Company’s securities and the investment of additional optional amounts in shares of Class A Common Stock under any such plan;

(C) the issuance of any shares of Class A Common Stock or options or rights to purchase shares of Class A Common Stock pursuant to any present or future employee, director or consultant benefit plan or program of, or assumed by, the Company or any of its Subsidiaries;

(D) the issuance of any shares of Class A Common Stock pursuant to any option, warrant, right or convertible or exchangeable security of the Company outstanding as of the Initial Issue Date; or

(E) solely a change in the par value of the Class A Common Stock.

(iii) Adjustment Deferral. If an adjustment to the Boundary Conversion Rates otherwise required by this Certificate of Designations would result in a change of less than one percent (1%) to the Boundary Conversion Rates, then the Company may, at its election, defer and carry forward such adjustment, except that all such deferred adjustments must be given effect immediately upon the earliest of the following: (1) when all such deferred adjustments would, had they not been so deferred and carried forward, result in a change of at least one percent (1%) to the Boundary Conversion Rates; (2) the Conversion Date of any share of Mandatory Convertible Preferred Stock; (3) the date a Make-Whole Fundamental Change occurs; (4) the date the Company calls the Mandatory Convertible Preferred Stock for Redemption; and (5) each VWAP Trading Day of the Mandatory Conversion Observation Period.

(iv) Special Provisions for Adjustments That Are Not Yet Effective. Notwithstanding anything to the contrary in this Certificate of Designations, if:

(1) any share of Mandatory Convertible Preferred Stock is to be converted;

(2) the Record Date, effective date or Expiration Time for any event that requires an adjustment to the Boundary Conversion Rates pursuant to Section 9(f)(i) has occurred on or before the Conversion

Date for such conversion, but an adjustment to the Boundary Conversion Rates for such event has not yet become effective as of such Conversion Date;

(3) the consideration due upon such conversion includes any whole shares of Class A Common Stock; and

(4) such shares are not entitled to participate in such event (because they were not held on the related Record Date or otherwise),

then, solely for purposes of determining the kind and amount of consideration due upon such conversion, the Company will, without duplication, give effect to such adjustment on such Conversion Date. In such case, if the date the Company is otherwise required to deliver the consideration due upon such conversion is before the first date on which the amount of such adjustment can be determined, then the Company will delay the settlement of such conversion until the second (2nd) Business Day after such first date.

(v) Stockholder Rights Plans. If any shares of Class A Common Stock are to be issued upon conversion of any Mandatory Convertible Preferred Stock and, at the time of such conversion, the Company has in effect any stockholder rights plan, then the Holder of such Mandatory Convertible Preferred Stock will be entitled to receive, in addition to, and concurrently with the delivery of, the consideration otherwise due upon such conversion, the rights set forth in such stockholder rights plan, unless such rights have separated from the Class A Common Stock at such time, in which case, and only in such case, the Boundary Conversion Rates will be adjusted pursuant to Section 9(f)(i)(3)(A) on account of such separation as if, at the time of such separation, the Company had made a distribution of the type referred to in such Section 9(f)(i)(3)(A) to all holders of Class A Common Stock, subject to potential readjustment in accordance with the last paragraph of Section 9(f)(i)(3)(A).

(vi) Determination of the Number of Outstanding Shares of Class A Common Stock. For purposes of Section 9(f)(i), the number of shares of Class A Common Stock outstanding at any time will (1) include shares issuable in respect of scrip certificates issued in lieu of fractions of shares of Class A Common Stock; and (2) exclude shares of Class A Common Stock held in the Company’s treasury (unless the Company pays any dividend or makes any distribution on shares of Class A Common Stock held in its treasury).

(vii) Calculations. All calculations with respect to the Boundary Conversion Rates and the Make-Whole Fundamental Change Conversion Rates and adjustments thereto will be made to the nearest 1/10,000th of a share of Class A Common Stock (with 5/100,000ths rounded upward).

(viii) Adjustment to the Boundary Conversion Prices. For the avoidance of doubt, at the time any adjustment to the Boundary Conversion Rates pursuant to Section 9(f)(i) becomes effective, each of the Maximum Conversion Price and the Minimum Conversion Price will automatically adjust in accordance with the definition of such term.

(ix) Notice of Boundary Conversion Rate Adjustments. Upon the effectiveness of any adjustment to the Boundary Conversion Rates pursuant to Section 9(f)(i), the Company will promptly send notice to the Holders containing (1) a brief description of the transaction or other event on account of which such adjustment was made; (2) the Boundary Conversion Rates and Boundary Conversion Prices in effect immediately after such adjustment; and (3) the effective time of such adjustment.

(g) Voluntary Conversion Rate Increases.

(i) Generally. To the extent permitted by law and applicable stock exchange rules, the Company, from time to time, may (but is not required to) increase each Boundary Conversion Rate (with a corresponding decrease to the Boundary Conversion Prices pursuant to the definitions of such terms) by any amount if (1) the Board of Directors determines that such increase is in the Company’s best interest or that such increase is advisable to avoid or diminish any income tax imposed on holders of Class A Common Stock or rights to purchase Class A Common Stock as a result of any dividend or distribution of shares (or rights to acquire shares) of Class A Common Stock or any similar event; (2) such increase is in effect for a period of at least twenty (20) Business Days; (3) such increase is irrevocable during such period; and (4) during such period, each Boundary Conversion Rate is increased by multiplying it by the same percentage factor.

(ii) Notice of Voluntary Increase. If the Board of Directors determines to increase the Boundary Conversion Rates pursuant to Section 9(g)(i), then, no later than the first Business Day of the related twenty (20) Business Day period referred to in Section 9(g)(i), the Company will send notice to each Holder, the Transfer Agent and the Conversion Agent of such increase to the Boundary Conversion Rates and corresponding decrease to the Boundary Conversion Prices, the amounts thereof and the period during which such increase and decrease will be in effect.

(h) Effect of Class A Common Stock Change Event.

(i) Generally. If there occurs any:

(1) recapitalization, reclassification or change of the Class A Common Stock, other than (x) changes solely resulting from a subdivision or combination of the Class A Common Stock, (y) a change only in par value or from par value to no par value or no par value to par value or (z) stock splits and stock combinations that do not involve the issuance of any other series or class of securities;

(2) consolidation or merger of the Company with or into another Person;

(3) sale, lease or other transfer of all or substantially all of the assets of the Company and its Subsidiaries, taken as a whole, to any Person; or

(4) statutory exchange of securities of the Company with another Person (other than in connection with a consolidation or merger referred to in the preceding paragraph (2)),

in each case, as a result of which the Class A Common Stock is converted into, or is exchanged for, or represents solely the right to receive, other securities, cash or other property, or any combination of the foregoing (such an event, a “Class A Common Stock Change Event,” and such other securities, cash or property, the “Reference Property,” and the amount and kind of Reference Property that a holder of one (1) share of Class A Common Stock would be entitled to receive on account of such Class A Common Stock Change Event (without giving effect to any arrangement not to issue or deliver a fractional portion of any security or other property), a “Reference Property Unit”), then, notwithstanding anything to the contrary in this Certificate of Designations,

(A) from and after the effective time of such Class A Common Stock Change Event, (I) the consideration due upon conversion of, or as payment for dividends on (including for purposes of determining whether a Dividend Non-Payment Event has occurred), or the Redemption Price for, any Mandatory Convertible Preferred Stock will be determined in the same manner as if each reference to any number of shares of Class A Common Stock in this Section 9 or in Section 7, Section 5 and Section 10, as applicable, or in any related definitions, were instead a reference to the same number of Reference Property Units; and (II) for purposes of the definitions of “Make-Whole Fundamental Change,” “Ex-Dividend Date” and “Record Date,” references to “Class A Common Stock” or the Company’s “Common Equity” will be deemed to mean the Common Equity, if any, forming part of such Reference Property; and

(B) for purposes of determining the kind and amount of consideration due upon conversion or Redemption of, or as payment for dividends on, the Mandatory Convertible Preferred Stock, (I) the Daily VWAP of any Reference Property Unit or portion thereof that consists of a class of common equity securities will be determined by reference to the definition of “Daily VWAP,” substituting, if applicable, the Bloomberg page for such class of securities in such definition; and (II) the Daily VWAP of any Reference Property Unit or portion thereof that does not consist of a class of common equity securities, and the Last Reported Sale Price of any Reference Property Unit or portion thereof that does not consist of a class of securities, will be the fair value of such Reference Property Unit or portion thereof, as applicable, determined in good faith by the Company (or, in the case of cash denominated in U.S. dollars, the face amount thereof).

If the Reference Property consists of more than a single type of consideration to be determined based in part upon any form of stockholder election, then the composition of the Reference Property Unit will be deemed to be the weighted average of the types and amounts of consideration actually received, per share of Class A Common Stock, by the holders of Class A Common Stock. The Company will notify the Holders of such weighted average as soon as reasonably practicable after such determination is made.

(ii) Compliance Covenant. The Company will not become a party to any Class A Common Stock Change Event unless its terms are consistent with this Section 9(h).

(iii) Execution of Supplemental Instruments. On or before the date the Class A Common Stock Change Event becomes effective, the Company and, if applicable, the resulting, surviving or transferee Person (if not the Company) of such Class A Common Stock Change Event (the “Successor Person”) will execute and deliver such supplemental instruments, if any, as the Company reasonably determines are necessary or desirable to (1) provide for subsequent adjustments to the Boundary Conversion Rates pursuant to Section 9(f)(i) (and other related terms of the Mandatory Convertible Preferred Stock, including the Boundary Conversion Prices and the Floor Price) in a manner consistent with this Section 9(h); and (2) give effect to such other provisions, if any, as the Company reasonably determines are appropriate to preserve the economic interests of the Holders and to give effect to Section 9(h)(i). If the Reference Property includes shares of stock or other securities or assets (other than cash) of a Person other than the Successor Person, then such other Person will also execute such supplemental instrument(s) and such supplemental instrument(s) will contain such additional provisions, if any, that the Company reasonably determines are appropriate to preserve the economic interests of Holders. For the avoidance of doubt, each supplemental instrument, if any, entered into solely to give effect to this Section 9(h) will be permitted pursuant to Section 8(b)(i)(IV) without any vote or consent of any of the Holders.

(iv) Notice of Class A Common Stock Change Event. The Company will provide notice of each Class A Common Stock Change Event to Holders no later than the second (2nd) Business Day after the effective date of the Class A Common Stock Change Event. Failure to deliver such notice shall not affect the operation of the provisions in this Section 9(h).

Section 10. Certain Provisions Relating to the Issuance of Class A Common Stock.

(a) Equitable Adjustments to Prices. Whenever this Certificate of Designations requires the Company to calculate the average of the Last Reported Sale Prices or Daily VWAPs, or any function thereof, over a period of multiple days (including to calculate the Mandatory Conversion Stock Price, the Make-Whole Fundamental Change Stock Price, the Dividend Make-Whole Stock Price, the Dividend Stock Price, the Redemption Stock Price, the Redemption Average VWAP or an adjustment to the Boundary Conversion Rates), the Company will make appropriate adjustments, if any, to those calculations to account for any adjustment to the Boundary Conversion Rates pursuant to Section 9(f)(i) that becomes effective, or any event requiring such an adjustment to the Boundary Conversion Rates where the Ex-Dividend Date, effective date or Expiration Date, as applicable, of such event occurs, at any time during such period.

(b) Reservation of Shares of Class A Common Stock. The Company will reserve, out of its authorized, unreserved and not outstanding but unissued shares of Class A Common Stock, for delivery upon conversion of the Mandatory Convertible Preferred Stock, a number of shares of Class A Common Stock that would be sufficient to settle the conversion of all shares of Mandatory Convertible Preferred Stock then outstanding, if any, at the Maximum Conversion Rate then in effect, as the same would be increased for a Mandatory Conversion assuming (A) the Company paid no dividends on the shares of Mandatory Convertible Preferred Stock prior to the Mandatory Conversion Date and (B) the Floor Price exceeds the applicable Dividend Make-Whole Stock Price. To the extent the Company delivers shares of Class A Common Stock held in the Company’s treasury in settlement of any obligation under this Certificate of Designations to deliver shares of Class A Common Stock, each reference in this Certificate of Designations to the issuance of shares of Class A Common Stock in connection therewith will be deemed to include such delivery of treasury shares.

(c) Status of Shares of Class A Common Stock. Each share of Class A Common Stock delivered upon conversion of, or as payment for all or any portion of any declared dividends on, or the Redemption Price for, the Mandatory Convertible Preferred Stock of any Holder will be a newly issued share or a treasury share and will be duly authorized, validly issued, fully paid, non-assessable, free from preemptive rights and free of any lien or adverse claim upon issuance or delivery (except to the extent of any lien or adverse claim created by the action or inaction of such Holder or the Person to whom such share of Class A Common Stock will be delivered). If the Class A Common Stock is then listed on any securities exchange, or quoted on any inter-dealer quotation system, then the Company will use its commercially reasonable efforts to cause each such share of Class A Common Stock, when so delivered, to be admitted for listing on such exchange or quotation on such system. In addition, if such Mandatory Convertible Preferred Stock is then represented by a Global Certificate, then each such share of Class A Common Stock will be so delivered through the facilities of the applicable Depositary and (except to the extent contemplated by Section 5(b)(iii)(5)) identified by an “unrestricted” CUSIP number (and, if applicable, ISIN number).

(d) Taxes Upon Issuance of Class A Common Stock. The Company will pay any documentary, stamp or similar issue or transfer tax or duty due on the issue of any shares of Class A Common Stock upon conversion of, or as payment for all or any portion of any declared dividends on, or the Redemption Price for, the Mandatory Convertible Preferred Stock of any Holder, except any tax or duty that is due because such Holder requests those shares to be registered in a name other than such Holder’s name.

Section 11. No Preemptive Rights. Without limiting the rights of Holders set forth in this Certificate of Designations (including in connection with the issuance of Class A Common Stock or Reference Property upon conversion of, or as payment for dividends on or the Redemption Price for, the Mandatory Convertible Preferred Stock), the Mandatory Convertible Preferred Stock will not have any preemptive rights to subscribe for or purchase any of the Company’s securities.

Section 12. Calculations.

(a) Responsibility; Schedule of Calculations. Except as otherwise provided in this Certificate of Designations, the Company will be responsible for making all calculations called for under this Certificate of Designations or the Mandatory Convertible Preferred Stock, including determinations of the Boundary Conversion Prices, the Boundary Conversion Rates, the Daily VWAPs, the Floor Price, the Last Reported Sale Prices and accumulated dividends on the Mandatory Convertible Preferred Stock. The Company will make all calculations in good faith, and, absent manifest error, its calculations will be final and binding on all Holders. The Company will provide a schedule of such calculations to any Holder upon written request.

(b) Calculations Aggregated for Each Holder. The composition of the consideration due upon conversion of, or as payment for any declared dividends on, or the Redemption Price for, the Mandatory Convertible Preferred Stock of any Holder will (in the case of a Global Certificate, to the extent permitted by, and practicable under, the Depositary Procedures) be computed based on the total number of shares of Mandatory Convertible Preferred Stock of such Holder being converted with the same Conversion Date, or held by such Holder at the Close of Business on the related Regular Record Date, or being redeemed, respectively. Any cash amounts due to such Holder in respect thereof will, after giving effect to the preceding sentence, be rounded to the nearest cent.

Section 13. No Sinking Fund Obligations. The Mandatory Convertible Preferred Stock will not be subject to any sinking fund or other obligation to redeem, repurchase or retire the Mandatory Convertible Preferred Stock, except to the extent provided in Section 7 or Section 9.

Section 14. Notices. The Company will send all notices or communications to Holders pursuant to this Certificate of Designations in writing by first class mail, certified or registered, return receipt requested, or by overnight air courier guaranteeing next day delivery, to the Holders’ respective addresses shown on the Register; provided, however, that, in the case of Mandatory Convertible Preferred Stock represented by one or more Global

Certificates, the Company is permitted to send notices or communications to Holders pursuant to the Depositary Procedures, and notices and communications that the Company sends in this manner will be deemed to have been properly sent to such Holders in writing when sent to the Depositary in accordance with the Depositary Procedures.

Section 15. Legally Available Funds. Without limiting the other rights of the Holders (including pursuant to Section 6 and Section 8(a)), if the Company does not have sufficient funds legally available to fully pay any cash amount otherwise due on the Mandatory Convertible Preferred Stock, then the Company will pay the deficiency promptly after funds thereafter become legally available therefor (and, if applicable in connection with the Company’s liquidation, dissolution or winding up, after satisfaction of the Company’s liabilities to its creditors and holders of any of its Liquidation Senior Stock).

Section 16. No Other Rights. The Mandatory Convertible Preferred Stock will have no rights, preferences or voting powers except as provided in this Certificate of Designations or the Certificate of Incorporation or as required by applicable law.

[The Remainder of This Page Intentionally Left Blank; Signature Page Follows]

IN WITNESS WHEREOF, the Company has caused this Certificate of Designations to be duly executed as of the date first written above.

Shift4 Payments, Inc.

By:	/s/ Jared Isaacman
Name: Jared Isaacman
Title: Chief Executive Officer

Signature Page to Certificate of Designations

EXHIBIT A

FORM OF MANDATORY CONVERTIBLE PREFERRED STOCK

[Insert Global Certificate Legend, if applicable]

SHIFT4 PAYMENTS, INC.

6.00% Series A Mandatory Convertible Preferred Stock

CUSIP No.:	[ ]	Certificate No.	[ ]
ISIN No.:	[ ]

Shift4 Payments, Inc., a Delaware corporation (the “Company”), certifies that [Cede & Co.] is the registered owner of [[number of shares] shares]4[the number of shares set forth in the attached Schedule of Exchanges of Interests in the Global Certificate]5 of the Company’s 6.00% Series A Mandatory Convertible Preferred Stock (the “Mandatory Convertible Preferred Stock”) represented by this certificate (this “Certificate”). The special rights, preferences and voting powers of the Mandatory Convertible Preferred Stock are set forth in the Certificate of Designations of the Company establishing the Mandatory Convertible Preferred Stock (the “Certificate of Designations”). Capitalized terms used in this Certificate without definition have the respective meanings ascribed to them in the Certificate of Designations.

Additional terms of this Certificate are set forth on the other side of this Certificate.

[The Remainder of This Page Intentionally Left Blank; Signature Page Follows]

[4]	Insert bracketed language for Physical Certificate only.
[5]	Insert bracketed language for Global Certificate only.

IN WITNESS WHEREOF, Shift4 Payments, Inc. has caused this instrument to be duly executed as of the date set forth below.

Shift4 Payments, Inc.

By:
Name:
Title:

By:
Name:
Title:

TRANSFER AGENT’S COUNTERSIGNATURE

Equiniti Trust Company, LLC, as Transfer Agent, certifies that this Certificate represents the shares of Mandatory Convertible Preferred Stock referred to in the within-mentioned Certificate of Designations.

Date:	By:
Authorized Signatory

SHIFT4 PAYMENTS, INC.

6.00% Series A Mandatory Convertible Preferred Stock

This Certificate represents duly authorized, issued and outstanding shares of Mandatory Convertible Preferred Stock. Certain terms of the Mandatory Convertible Preferred Stock are summarized below. Notwithstanding anything to the contrary in this Certificate, to the extent that any provision of this Certificate conflicts with the provisions of the Certificate of Designations or the Certificate of Incorporation, the provisions of the Certificate of Designations or the Certificate of Incorporation, as applicable, will control.

1. Method of Payment. Cash amounts due on the Mandatory Convertible Preferred Stock represented by this Certificate will be paid in the manner set forth in Section 3(e) of the Certificate of Designations.

2. Persons Deemed Owners. The Person in whose name this Certificate is registered will be treated as the owner of the Mandatory Convertible Preferred Stock represented by this Certificate for all purposes, subject to Section 3(l) of the Certificate of Designations.

3. Denominations; Transfers and Exchanges. All shares of Mandatory Convertible Preferred Stock will be in registered form and in denominations equal to any whole number of shares. Subject to the terms of the Certificate of Designations, the Holder of the Mandatory Convertible Preferred Stock represented by this Certificate may transfer or exchange such Mandatory Convertible Preferred Stock by presenting this Certificate to the Registrar and delivering any required documentation or other materials.

4. Dividends. Dividends on the Mandatory Convertible Preferred Stock will accumulate and will be paid in the manner, and subject to the terms, set forth in Section 5 of the Certificate of Designations.

5. Liquidation Preference. The Liquidation Preference per share of Mandatory Convertible Preferred Stock is one hundred dollars ($100.00). The rights of Holders upon the Company’s liquidation, dissolution or winding up are set forth in Section 6 of the Certificate of Designations.

6. Right of the Company to Redeem the Mandatory Convertible Preferred Stock. The Company will have the right to redeem the Mandatory Convertible Preferred Stock in the manner, and subject to the terms, set forth in Section 7 of the Certificate of Designations.

7. Voting Rights. Holders of the Mandatory Convertible Preferred Stock have the voting rights set forth in Section 8 of the Certificate of Designations.

8. Conversion. The Mandatory Convertible Preferred Stock will be convertible into Conversion Consideration in the manner, and subject to the terms, set forth in Section 9 of the Certificate of Designations.

9. Countersignature. The Mandatory Convertible Preferred Stock represented by this Certificate will not be valid until this Certificate is countersigned by the Transfer Agent.

10. Abbreviations. Customary abbreviations may be used in the name of a Holder or its assignee, such as TEN COM (tenants in common), TEN ENT (tenants by the entireties), JT TEN (joint tenants with right of survivorship and not as tenants in common), CUST (custodian), and U/G/M/A (Uniform Gift to Minors Act).

* * *

To request a copy of the Certificate of Designations, which the Company will provide to any Holder at no charge, please send a written request to the following address:

Shift4 Payments, Inc.

3501 Corporate Parkway

Center Valley, Pennsylvania 18034

Attention: General Counsel

SCHEDULE OF EXCHANGES OF INTERESTS IN THE GLOBAL CERTIFICATE*

INITIAL NUMBER OF SHARES REPRESENTED BY THIS GLOBAL CERTIFICATE:

[   ]

The following exchanges, transfers or cancellations of this Global Certificate have been made:

Date	Amount of Increase (Decrease) in Number of Shares Represented by this Global Certificate	Number of Shares Represented by this Global Certificate After Such Increase (Decrease)	Signature of Authorized Signatory of Transfer Agent

*	Insert for Global Certificate only.

CONVERSION NOTICE

SHIFT4 PAYMENTS, INC.

6.00% Series A Mandatory Convertible Preferred Stock

Subject to the terms of the Certificate of Designations, by executing and delivering this Conversion Notice, the undersigned Holder of the Mandatory Convertible Preferred Stock identified below directs the Company to convert (check one):

☐	all of the shares of Mandatory Convertible Preferred Stock
☐	[6] shares of Mandatory Convertible Preferred Stock

identified by CUSIP No.		and Certificate No. .

Date:
(Legal Name of Holder)

Date:
Name: Title:
Signature Guaranteed:
Participant in a Recognized Signature Guarantee Medallion Program

Date:
Authorized Signatory

[6]	Must be a whole number.

ASSIGNMENT FORM

SHIFT4 PAYMENTS, INC.

6.00% Series A Mandatory Convertible Preferred Stock

Subject to the terms of the Certificate of Designations, the undersigned Holder of the Mandatory Convertible Preferred Stock identified below assigns (check one):

☐	all of the shares of Mandatory Convertible Preferred Stock
☐	[7] shares of Mandatory Convertible Preferred Stock

identified by CUSIP No.     and Certificate No.    , and all rights thereunder, to:

Name:

Address:

Social security or tax id. #:

as agent to transfer such Mandatory Convertible Preferred Stock on the books of the Company. The agent may substitute another to act for him/her.

Date:
(Legal Name of Holder)

By:
Name: Title:
Signature Guaranteed:
Participant in a Recognized Signature Guarantee Medallion Program

By:
Authorized Signatory

[7]	Must be a whole number.

EXHIBIT B

FORM OF GLOBAL CERTIFICATE LEGEND

THIS IS A GLOBAL CERTIFICATE WITHIN THE MEANING OF THE CERTIFICATE OF DESIGNATIONS HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF THE DEPOSITARY OR A NOMINEE OF THE DEPOSITARY, WHICH MAY BE TREATED BY THE COMPANY, THE TRANSFER AGENT AND ANY AGENT THEREOF AS THE OWNER AND HOLDER OF THE MANDATORY CONVERTIBLE PREFERRED STOCK REPRESENTED BY THIS GLOBAL CERTIFICATE FOR ALL PURPOSES.

UNLESS THIS GLOBAL CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY (“DTC”) TO THE COMPANY OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT HEREON IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL SINCE THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

TRANSFERS OF THE MANDATORY CONVERTIBLE PREFERRED STOCK REPRESENTED BY THIS GLOBAL CERTIFICATE WILL BE LIMITED TO TRANSFERS IN WHOLE, BUT NOT IN PART, TO NOMINEES OF DTC, OR TO A SUCCESSOR THEREOF OR SUCH SUCCESSOR’S NOMINEE, AND TRANSFERS OF PORTIONS OF THE MANDATORY CONVERTIBLE PREFERRED STOCK REPRESENTED BY THIS GLOBAL CERTIFICATE WILL BE LIMITED TO TRANSFERS MADE IN ACCORDANCE WITH THE RESTRICTIONS SET FORTH IN SECTION 3(h) OF THE CERTIFICATE OF DESIGNATIONS HEREINAFTER REFERRED TO.

B-1

Appendix C

2026 Employee Stock Purchase Plan

SHIFT4 PAYMENTS, INC.

2026 EMPLOYEE STOCK PURCHASE PLAN

ARTICLE I.

PURPOSE

The purpose of this Plan is to assist Eligible Employees of the Company and its Designated Subsidiaries in acquiring a stock ownership interest in the Company.

The Plan consists of two components: (i) the Section 423 Component and (ii) the Non-Section 423 Component. The Section 423 Component is intended to qualify as an “employee stock purchase plan” under Section 423 of the Code and shall be administered, interpreted and construed in a manner consistent with the requirements of Section 423 of the Code. The Non-Section 423 Component authorizes the grant of rights which need not qualify as rights granted pursuant to an “employee stock purchase plan” under Section 423 of the Code. Rights granted under the Non-Section 423 Component shall be granted pursuant to separate Offerings containing such sub-plans, appendices, rules or procedures as may be adopted by the Administrator and designed to achieve tax, securities laws or other objectives for Eligible Employees and Designated Subsidiaries but shall not be intended to qualify as an “employee stock purchase plan” under Section 423 of the Code. Except as otherwise determined by the Administrator or provided herein, the Non-Section 423 Component will operate and be administered in the same manner as the Section 423 Component. Offerings intended to be made under the Non-Section 423 Component will be designated as such by the Administrator at or prior to the time of such Offering.

For purposes of this Plan, the Administrator may designate separate Offerings under the Plan in which Eligible Employees will participate. The terms of these Offerings need not be identical, even if the dates of the applicable Offering Period(s) in each such Offering are identical, provided that the terms of participation are the same within each separate Offering under the Section 423 Component (as determined under Section 423 of the Code). Solely by way of example and without limiting the foregoing, the Company could, but shall not be required to, provide for simultaneous Offerings under the Section 423 Component and the Non-Section 423 Component of the Plan.

ARTICLE II.

DEFINITIONS AND CONSTRUCTION

Wherever the following terms are used in the Plan they shall have the meanings specified below, unless the context clearly indicates otherwise.

2.1 “Administrator” means the entity that conducts the general administration of the Plan as provided in Article XI.

2.2 “Agent” means the brokerage firm, bank or other financial institution, entity or person(s), if any, engaged, retained, appointed or authorized to act as the agent of the Company or an Employee with regard to the Plan.

2.3 “Applicable Law” means any applicable law, including without limitation, (a) provisions of the Code, the Securities Act, the Exchange Act and any rules or regulations thereunder; (b) corporate, securities, tax or other laws, statutes, rules, requirements or regulations, whether federal, state, local or foreign; and (c) rules of any securities exchange or automated quotation system on which the Shares are listed, quoted or traded.

2.4 “Board” means the Board of Directors of the Company.

2.5 “Code” means the U.S. Internal Revenue Code of 1986, as amended, and the regulations issued thereunder.

2.6 “Common Stock” means Class A common stock of the Company and such other securities of the Company that may be substituted therefor.

2.7 “Company” means Shift4 Payments, Inc., a Delaware corporation, or any successor.

2.8 “Compensation” of an Eligible Employee means, unless otherwise determined by the Administrator, the gross base salary or wages received by such Eligible Employee as compensation for services to the Company or any Designated Subsidiary (excluding overtime payments, bonuses (e.g., retention or sign-on bonuses or periodic (e.g., annual or quarterly) bonuses), sales compensation and commissions, military leave pay, education or tuition reimbursements, travel expenses, business and moving reimbursements, income received in connection with any equity awards or equity-linked awards, fringe benefits, other special payments and all contributions made by the Company or any Designated Subsidiary for the Employee’s benefit under any employee benefit plan now or hereafter established).

2.9 “Designated Subsidiary” means any Subsidiary designated by the Administrator in accordance with Section 11.2(b), such designation to specify whether such participation by Eligible Employees employed by such Designated Subsidiary is in the Section 423 Component or Non-Section 423 Component. All of the Eligible Employees of a Designated Subsidiary may participate in either the Section 423 Component or Non-Section 423 Component, but not both; provided that the Eligible Employees of a Subsidiary that, for U.S. tax purposes, is disregarded from the Company or any Subsidiary that participates in the Section 423 Component shall automatically constitute a Designated Subsidiary that participates in the Section 423 Component.

2.10 “Effective Date” means April 17, 2026.

2.11 “Eligible Employee” means:

(a) An Employee who does not, immediately after any rights under this Plan are granted, own (directly or through attribution) stock possessing five percent (5%) or more of the total combined voting power or value of all classes of Shares and other securities of the Company, a Parent or a Subsidiary (as determined under Section 423(b)(3) of the Code). For purposes of the foregoing, the rules of Section 424(d) of the Code with regard to the attribution of stock ownership shall apply in determining the stock ownership of an individual, and stock that an Employee may purchase under outstanding options shall be treated as stock owned by the Employee.

(b) Notwithstanding the foregoing, the Administrator may provide in an Offering Document that an Employee shall not be eligible to participate in an Offering Period under the Section 423 Component if: (i) such Employee is a highly compensated employee within the meaning of Section 423(b)(4)(D) of the Code; (ii) such Employee has not met a service requirement designated by the Administrator pursuant to Section 423(b)(4)(A) of the Code (which service requirement may not exceed two years); (iii) such Employee’s customary employment is for twenty (20) hours per week or less; (iv) such Employee’s customary employment is for less than five (5) months in any calendar year; and/or (v) such Employee is a citizen or resident of a foreign jurisdiction and the grant of a right to purchase Shares under the Plan to such Employee would be prohibited under the laws of such foreign jurisdiction or the grant of a right to purchase Shares under the Plan to such Employee in compliance with the laws of such foreign jurisdiction would cause the Plan to violate the requirements of Section 423 of the

Code, as determined by the Administrator in its sole discretion; provided, further, that any exclusion in clauses (i), (ii), (iii), (iv) or (v) shall be applied in an identical manner under each Offering Period to all Employees, in accordance with Treas. Reg. Section 1.423-2(e).

(c) Further notwithstanding the foregoing, with respect to the Non-Section 423 Component, the Administrator may limit eligibility further within the Company or a Designated Subsidiary so as to only designate some Employees of the Company or a Designated Subsidiary as Eligible Employees, and (ii) to the extent the restrictions in the first sentence in this definition are not consistent with applicable local laws, the applicable local laws shall control.

2.12 “Employee” means any individual who renders services to the Company or any Designated Subsidiary in the status of an employee, and, with respect to the Section 423 Component, a person who is an employee of the Company or any Designated Subsidiary within the meaning of Section 3401(c) of the Code. For purposes of an individual’s participation in, or other rights under the Plan, all determinations by the Company shall be final, binding and conclusive, notwithstanding that any court of law or governmental agency subsequently makes a contrary determination. For purposes of the Plan, the employment relationship shall be treated as continuing intact while the individual is on sick leave or other leave of absence approved by the Company or Designated Subsidiary and meeting the requirements of Treas. Reg. Section 1.421-1(h)(2). Where the period of leave exceeds three (3) months (or such other period specified in Treas. Reg. Section 1.421-1(h)(2)) and the individual’s right to reemployment is not guaranteed either by statute or by contract, the employment relationship shall be deemed to have terminated on the first day immediately following such three-month period.

2.13 “Enrollment Date” means the first Trading Day of each Offering Period.

2.14 “Fair Market Value” means, as of any date, the value of Shares determined as follows: (i) if the Shares are listed on any established stock exchange, its Fair Market Value will be the closing sales price for such Shares as quoted on such exchange for such date, or if no sale occurred on such date, the last day preceding such date during which a sale occurred, as reported in The Wall Street Journal or another source the Administrator deems reliable; (ii) if the Shares are not traded on a stock exchange but are quoted on a national market or other quotation system, the closing sales price on such date, or if no sales occurred on such date, then on the last date preceding such date during which a sale occurred, as reported in The Wall Street Journal or another source the Administrator deems reliable; or (iii) without an established market for the Shares, the Administrator may determine the Fair Market Value in its discretion.

2.15 “Non-Section 423 Component” means those Offerings under the Plan, together with the sub-plans, appendices, rules or procedures, if any, adopted by the Administrator as a part of this Plan, in each case, pursuant to which rights to purchase Shares during an Offering Period may be granted to Eligible Employees that need not satisfy the requirements for rights to purchase Shares granted pursuant to an “employee stock purchase plan” that are set forth under Section 423 of the Code.

2.16 “Offering” means an offer under the Plan of a right to purchase Shares that may be exercised during an Offering Period as further described in Article IV hereof. Unless otherwise specified by the Administrator, (a) Offerings under the Section 423 Component and the Non-Section 423 Component shall be treated as separate and distinct Offerings under separate and distinct plans, and (b) each Offering to the Eligible Employees of the Company or a Designated Subsidiary shall be deemed a separate and distinct Offering under a separate and distinct plan, even if the dates and other terms of the applicable Offering Periods of each such Offering are identical, and the provisions of the Plan will separately apply to each Offering. To the extent permitted by Treas. Reg. Section 1.423-2(a)(1), the terms of each separate Offering under the Section 423 Component need not be identical, provided that the terms of the Section 423 Component and an Offering thereunder together satisfy Treas. Reg. Section 1.423-2(a)(2) and (a)(3). To the extent the terms of any Offering under the Section 423 Component do not satisfy the requirements for rights to purchase Shares granted pursuant to an “employee stock purchase plan” as set forth under Section 423 of the Code, then the Plan and such Offering shall be deemed to be amended to accomplish the objectives of the terms as originally written to the fullest extent permitted by law and in compliance with Section 423 of the Code.

2.17 “Offering Document” has the meaning given to such term in Section 4.1.

2.18 “Offering Period” has the meaning given to such term in Section 4.1.

2.19 “Parent” means any corporation, other than the Company, in an unbroken chain of corporations ending with the Company if, at the time of the determination, each of the corporations other than the Company owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

2.20 “Participant” means any Eligible Employee who has executed a subscription agreement (which may be electronic) and been granted rights to purchase Shares pursuant to the Plan.

2.21 “Payday” means the regular and recurring established day for payment of Compensation to an Employee of the Company or any Designated Subsidiary.

2.22 “Plan” means this 2026 Employee Stock Purchase Plan, including both the Section 423 Component and Non-Section 423 Component and any other sub-plans or appendices hereto, as amended from time to time.

2.23 “Purchase Date” means the last Trading Day of each Purchase Period or such other date as determined by the Administrator and set forth in the Offering Document.

2.24 “Purchase Period” means one or more periods within an Offering Period, as designated in the applicable Offering Document; provided, however, that, in the event no Purchase Period is designated by the Administrator in the applicable Offering Document, the Purchase Period for each Offering Period covered by such Offering Document shall be the same as the applicable Offering Period.

2.25 “Purchase Price” means the purchase price designated by the Administrator in the applicable Offering Document (which purchase price, for purposes of the Section 423 Component, shall not be less than 85% of the Fair Market Value of a Share on the Enrollment Date or on the Purchase Date, whichever is lower); provided, however, that, in the event no purchase price is designated by the Administrator in the applicable Offering Document, the purchase price for the Offering Periods covered by such Offering Document shall be 85% of the Fair Market Value of a Share on the Enrollment Date or on the Purchase Date, whichever is lower; provided, further, that the Purchase Price may be adjusted by the Administrator pursuant to Article VIII and shall not be less than the par value of a Share.

2.26 “Section 423 Component” means those Offerings under the Plan, together with the sub-plans, appendices, rules or procedures, if any, adopted by the Administrator as a part of this Plan, in each case, pursuant to which rights to purchase Shares during an Offering Period may be granted to Eligible Employees that are intended to satisfy the requirements for rights to purchase Shares granted pursuant to an “employee stock purchase plan” that are set forth under Section 423 of the Code. To the extent any provision of the Plan with respect to the Section 423 Component does not satisfy the requirements for rights to purchase Shares granted pursuant to an “employee stock purchase plan” as set forth under Section 423 of the Code, then the Plan shall be deemed to be amended to accomplish the objectives of the terms as originally written to the fullest extent permitted by law and in compliance with Section 423 of the Code.

2.27 “Securities Act” means the U.S. Securities Act of 1933, as amended.

2.28 “Share” means a share of Common Stock.

2.29 “Subsidiary” means any corporation, other than the Company, in an unbroken chain of corporations beginning with the Company if, at the time of the determination, each of the corporations other than the last corporation in an unbroken chain owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain; provided, however, that a limited liability company or partnership may be treated as a Subsidiary to the extent either (a) such entity is treated as a disregarded entity under Treas. Reg. Section 301.7701-3(a) by reason of the Company or any other Subsidiary that is a corporation being the sole owner of such entity, or (b) such entity elects to be classified as a corporation under Treas. Reg. Section 301.7701-3(a) and such entity would otherwise qualify as a Subsidiary. In addition, with respect to the Non-Section 423 Component, Subsidiary shall include any corporate or non-corporate entity in which the Company has a direct or indirect equity interest or significant business relationship.

2.30 “Trading Day” means a day on which national stock exchanges in the United States are open for trading.

2.31 “Treas. Reg.” means U.S. Department of the Treasury regulations.

ARTICLE III.

SHARES SUBJECT TO THE PLAN

3.1 Number of Shares. Subject to Article VIII, the aggregate number of Shares that may be issued pursuant to rights granted under the Plan shall be 1,500,000 Shares. In addition to the foregoing, subject to Article VIII, on the first day of each calendar year beginning on January 1, 2027 and ending on and including January 1, 2036, the number of Shares available for issuance under the Plan shall be increased such that the aggregate number of Shares that may be issued pursuant to rights granted under the Plan shall be equal to the lesser of (a) one percent (1%) of the aggregate number of shares of Common Stock of the Company outstanding on the final day of the immediately preceding calendar year and (b) such smaller number of Shares as determined by the Board. If any right granted under the Plan shall for any reason terminate without having been exercised, the Shares not purchased under such right shall again become available for issuance under the Plan. Notwithstanding anything in this Section 3.1 to the contrary, the number of Shares that may be issued or transferred pursuant to the rights granted under the Section 423 Component of the Plan shall not exceed an aggregate of 15,000,000 Shares, subject to Article VIII. All or any portion of such maximum number of Shares may be issued under the Section 423 Component.

3.2 Shares Distributed. Any Shares distributed pursuant to the Plan may consist, in whole or in part, of authorized and unissued Shares, treasury shares or Shares purchased on the open market.

ARTICLE IV.

OFFERING PERIODS; OFFERING DOCUMENTS; PURCHASE DATES

4.1 Offering Periods. The Administrator may from time to time grant or provide for the grant of rights to purchase Shares under the Plan to Eligible Employees during one or more periods (each, an “Offering Period”) selected by the Administrator. The terms and conditions applicable to each Offering Period shall be set forth in an “Offering Document” adopted by the Administrator, which Offering Document shall be in such form and shall contain such terms and conditions as the Administrator shall deem appropriate and shall be incorporated by reference into and made part of the Plan and shall be attached hereto as part of the Plan. The Administrator shall establish in each Offering Document one or more Purchase Periods during such Offering Period during which rights granted under the Plan shall be exercised and purchases of Shares carried out during such Offering Period in accordance with such Offering Document and the Plan. The provisions of separate Offerings or Offering Periods under the Plan need not be identical.

4.2 Offering Documents. Each Offering Document with respect to an Offering Period shall specify (through incorporation of the provisions of this Plan by reference or otherwise):

(a) the length of the Offering Period, which period shall not exceed twenty-seven (27) months;

(b) the length of the Purchase Period(s) within the Offering Period;

(c) in connection with each Offering Period that contains only one Purchase Period the maximum number of Shares that may be purchased by any Eligible Employee during such Offering Period, which, in the absence of a contrary designation by the Administrator, shall be 750 Shares (and which, for the Section 423 Component Offering Periods, shall be subject to the limitations described in Section 5.5 below);

(d) in connection with each Offering Period that contains more than one Purchase Period, the maximum aggregate number of Shares which may be purchased by any Eligible Employee during each Purchase Period, which, in the absence of a contrary designation by the Administrator, shall be 750 Shares (and which, for the Section 423 Component Offering Periods, shall be subject to the limitations described in Section 5.5 below); and

(e) such other provisions as the Administrator determines are appropriate, subject to the Plan.

ARTICLE V.

ELIGIBILITY AND PARTICIPATION

5.1 Eligibility. Any Eligible Employee who shall be employed by the Company or a Designated Subsidiary on a given Enrollment Date for an Offering Period shall be eligible to participate in the Plan during such Offering Period, subject to the requirements of this Article V and, for the Section 423 Component, the limitations imposed by Section 423(b) of the Code.

5.2 Enrollment in Plan.

(a) Except as otherwise set forth in an Offering Document or determined by the Administrator, an Eligible Employee may become a Participant in the Plan for an Offering Period by delivering a subscription agreement to the Company by such time prior to the Enrollment Date for such Offering Period (or such other date specified in the Offering Document) designated by the Administrator and in such form as the Company provides.

(b) Except as otherwise determined by the Administrator, each subscription agreement shall designate a whole percentage of such Eligible Employee’s Compensation to be withheld by the Company or the Designated Subsidiary employing such Eligible Employee on each Payday during the Offering Period as payroll deductions under the Plan. The percentage of Compensation designated by an Eligible Employee may not be less than one percent (1%) and may not be more than the maximum percentage specified by the Administrator in the applicable Offering Document (which percentage shall be 15% in the absence of any such designation) as payroll deductions. The payroll deductions made for each Participant shall be credited to an account for such Participant under the Plan and shall be deposited with the general funds of the Company.

(c) A Participant may be allowed to increase or decrease the percentage of Compensation designated in his or her subscription or enrollment agreement, or may suspend his or her payroll deductions, subject to the limits of this Section 5.2; provided, however, that the Administrator may limit the number of changes a Participant may make to his or her payroll or fee deduction elections during each Purchase Period in the applicable Offering Document (and in the absence of any specific designation by the Administrator, a Participant shall be allowed to decrease (but not increase) or suspend his or her payroll deductions one time during each Purchase Period). Any such change or suspension shall be effective with the first full payroll period following five (5) business days after the Company’s receipt of the new subscription agreement (or such shorter or longer period as may be specified by the Administrator in the applicable Offering Document). In the event a Participant suspends his or her payroll deductions, such Participant’s cumulative payroll deductions prior to the suspension shall remain in his or her account and shall be applied to the purchase of Shares on the next occurring Purchase Date and shall not be paid to such Participant unless he or she withdraws from participation in the Plan pursuant to Article VII. The Administrator may further adopt rules restricting the time period during a Purchase Period or an Offering Period during which increases or decreases to payroll deductions may be made by Participants.

(d) Except as otherwise set forth in an Offering Document or determined by the Administrator, a Participant may participate in the Plan only by means of payroll deduction and may not make contributions by lump sum payment for any Offering Period.

5.3 Payroll Deductions. Except as otherwise provided in the applicable Offering Document or determined by the Administrator, payroll deductions for a Participant shall commence on the first Payday following the Enrollment Date and shall end on the last Payday in the Offering Period to which the Participant’s authorization is applicable, unless sooner terminated by the Participant as provided in Article VII or suspended by the Participant or the Administrator as provided in Section 5.2 and Section 5.6, respectively. Notwithstanding any other provisions of the Plan to the contrary, in non-U.S. jurisdictions where participation in the Plan through payroll deductions is prohibited, the Administrator may provide that an Eligible Employee may elect to participate through contributions to the Participant’s account under the Plan in a form acceptable to the Administrator in lieu of or in addition to payroll deductions; provided, however, that, for any Offering under the Section 423 Component, the Administrator shall take into consideration any limitations under Section 423 of the Code when applying an alternative method of contribution.

5.4 Effect of Enrollment. A Participant’s completion of a subscription agreement will enroll such Participant in the Plan for each subsequent Offering Period on the terms contained therein until the Participant either submits a new subscription agreement, withdraws from participation under the Plan as provided in Article VII or otherwise becomes ineligible to participate in the Plan.

5.5 Limitation on Purchase of Shares. An Eligible Employee may be granted rights under the Section 423 Component only if such rights, together with any other rights granted to such Eligible Employee under “employee stock purchase plans” of the Company, any Parent or any Subsidiary, as specified by Section 423(b)(8) of the Code, do not permit such employee’s rights to purchase stock of the Company or any Parent or Subsidiary to accrue at a rate that exceeds $25,000 of the fair market value of such stock (determined as of the first day of the Offering Period during which such rights are granted) for each calendar year in which such rights are outstanding at any time. This limitation shall be applied in accordance with Section 423(b)(8) of the Code.

5.6 Suspension of Payroll Deductions. Notwithstanding the foregoing, to the extent necessary to comply with Section 423(b)(8) of the Code and Section 5.5 (with respect to the Section 423 Component) or the other limitations set forth in this Plan, a Participant’s payroll deductions may be suspended by the Administrator at any time during an Offering Period. The balance of the amount credited to the account of each Participant that has not been or may not be applied to the purchase of Shares by reason of Section 423(b)(8) of the Code, Section 5.5 or the other limitations set forth in this Plan shall be paid to such Participant in one lump sum in cash as soon as reasonably practicable after the Purchase Date (or such earlier date determined by the Administrator and set forth in the Offering Document).

5.7 Foreign Employees. In order to facilitate participation in the Plan, the Administrator may provide for such special terms applicable to Participants who are citizens or residents of a foreign jurisdiction, or who are employed by a Designated Subsidiary outside of the United States, as the Administrator may consider necessary or appropriate to accommodate differences in local law, tax policy or custom. Except as permitted by Section 423 of the Code, with respect to the Section 423 Component, such special terms may not be more favorable than the terms of rights granted under the Section 423 Component to Eligible Employees who are residents of the United

States. Such special terms may be set forth in an addendum to the Plan in the form of an appendix or sub-plan (which appendix or sub-plan may be designed to govern Offerings under the Section 423 Component or the Non-Section 423 Component, as determined by the Administrator). To the extent that the terms and conditions set forth in an appendix or sub-plan conflict with any provisions of the Plan, the provisions of the appendix or sub-plan shall govern. The adoption of any such appendix or sub-plan shall be pursuant to Section 11.2(g). Without limiting the foregoing, the Administrator is specifically authorized to adopt rules and procedures, with respect to Participants who are foreign nationals or employed in non-U.S. jurisdictions, regarding the exclusion of particular Subsidiaries from participation in the Plan, eligibility to participate, the definition of Compensation, handling of payroll deductions or other contributions by Participants, payment of interest, conversion of local currency, data privacy security, payroll tax, withholding procedures, establishment of bank or trust accounts to hold payroll deductions or contributions.

5.8 Leave of Absence. During leaves of absence approved by the Company meeting the requirements of Treas. Reg. Section 1.421-1(h)(2) under the Code, a Participant may continue participation in the Plan by making cash payments to the Company on his or her normal Payday equal to the Participant’s authorized payroll deduction.

ARTICLE VI.

GRANT AND EXERCISE OF RIGHTS

6.1 Grant of Rights. On the Enrollment Date of each Offering Period, each Eligible Employee participating in such Offering Period shall be granted a right to purchase the maximum number of Shares specified under Section 4.2, subject to the limits in Section 5.5, and shall have the right to buy, on each Purchase Date during such Offering Period (at the applicable Purchase Price), such number of whole Shares as is determined by dividing (a) such Participant’s payroll deductions accumulated prior to such Purchase Date and retained in the Participant’s account as of the Purchase Date, by (b) the applicable Purchase Price (rounded down to the nearest Share). The right shall expire on the earliest of: (x) the last Purchase Date of the Offering Period, (y) the last day of the Offering Period, and (z) the date on which the Participant withdraws in accordance with Section 7.1 or Section 7.3.

6.2 Exercise of Rights. On each Purchase Date, each Participant’s accumulated payroll deductions and any other additional payments specifically provided for in the applicable Offering Document will be applied to the purchase of whole Shares, up to the maximum number of Shares permitted pursuant to the terms of the Plan and the applicable Offering Document, at the Purchase Price. No fractional Shares shall be issued upon the exercise of rights granted under the Plan, unless the Offering Document specifically provides otherwise. Any cash in lieu of fractional Shares remaining after the purchase of whole Shares upon exercise of a purchase right will be returned to the Participant in one lump sum payment in a subsequent payroll check unless the Administrator provides in an Offering Document that such amounts should instead be credited to a Participant’s account and carried forward and applied toward the purchase of whole Shares for the next following Offering Period. Shares issued pursuant to the Plan may be evidenced in such manner as the Administrator may determine and may be issued in certificated form or issued pursuant to book-entry procedures.

6.3 Pro Rata Allocation of Shares. If the Administrator determines that, on a given Purchase Date, the number of Shares with respect to which rights are to be exercised may exceed (a) the number of Shares that were available for issuance under the Plan on the Enrollment Date of the applicable Offering Period, or (b) the number of Shares available for issuance under the Plan on such Purchase Date, the Administrator may in its sole discretion provide that the Company shall make a pro rata allocation of the Shares available for purchase on such Enrollment Date or Purchase Date, as applicable, in as uniform a manner as shall be practicable and as it shall determine in its sole discretion to be equitable among all Participants for whom rights to purchase Shares are to be exercised pursuant to this Article VI on such Purchase Date, and shall either (i) continue all Offering Periods then in effect, or (ii) terminate any or all Offering Periods then in effect pursuant to Article IX. The Company may make pro rata allocation of the Shares available on the Enrollment Date of any applicable Offering Period pursuant to the preceding sentence, notwithstanding any authorization of additional Shares for issuance under the Plan by the Company’s stockholders subsequent to such Enrollment Date. The balance of the amount credited to the account of each Participant that has not been applied to the purchase of Shares shall be paid to such Participant in one lump sum in cash as soon as reasonably practicable after the Purchase Date or such earlier date as determined by the Administrator.

6.4 Withholding. At the time a Participant’s rights under the Plan are exercised, in whole or in part, or at the time some or all of the Shares issued under the Plan are disposed of, the Participant must make adequate provision for the Company’s federal, state, or other tax withholding obligations, if any, that arise upon the exercise of the right or the disposition of the Shares. At any time, the Company may, but shall not be obligated to, withhold from the Participant’s compensation or Shares received pursuant to the Plan the amount necessary for the Company to meet applicable withholding obligations, including any withholding required to make available to the Company any tax deductions or benefits attributable to sale or early disposition of Shares by the Participant.

6.5 Conditions to Issuance of Shares. The Company shall not be required to issue or deliver any certificate or certificates for, or make any book entries evidencing, Shares purchased upon the exercise of rights under the Plan prior to fulfillment of all of the following conditions: (a) the admission of such Shares to listing on all stock exchanges, if any, on which the Shares are then listed; (b) the completion of any registration or other qualification of such Shares under any state or federal law or under the rulings or regulations of the Securities and Exchange Commission or any other governmental regulatory body, that the Administrator shall, in its absolute discretion, deem necessary or advisable; (c) the obtaining of any approval or other clearance from any state or federal governmental agency that the Administrator shall, in its absolute discretion, determine to be necessary or advisable; (d) the payment to the Company of all amounts that it is required to withhold under federal, state or local law upon exercise of the rights, if any; and (e) the lapse of such reasonable period of time following the exercise of the rights as the Administrator may from time to time establish for reasons of administrative convenience.

ARTICLE VII.

WITHDRAWAL; CESSATION OF ELIGIBILITY

7.1 Withdrawal. A Participant may withdraw all but not less than all of the payroll deductions credited to his or her account and not yet used to exercise his or her rights under the Plan at any time by giving written notice to the Company in a form acceptable to the Company no later than one month prior to the end of the Offering Period (or such shorter or longer period as may be specified by the Administrator in the applicable Offering Document). All of the Participant’s payroll deductions credited to his or her account during an Offering Period shall be paid to such Participant as soon as reasonably practicable after receipt of notice of withdrawal and such Participant’s rights for the Offering Period shall be automatically terminated, and no further payroll deductions for the purchase of Shares shall be made for such Offering Period. If a Participant withdraws from an Offering Period, payroll deductions shall not resume at the beginning of the next Offering Period unless the Participant is an Eligible Employee and timely delivers to the Company a new subscription agreement.

7.2 Future Participation. A Participant’s withdrawal from an Offering Period shall not have any effect upon his or her eligibility to participate in any similar plan that may hereafter be adopted by the Company or a Designated Subsidiary or in subsequent Offering Periods that commence after the termination of the Offering Period from which the Participant withdraws.

7.3 Cessation of Eligibility. Upon a Participant’s ceasing to be an Eligible Employee for any reason, he or she shall be deemed to have elected to withdraw from the Plan pursuant to this Article VII and the payroll deductions credited to such Participant’s account during the Offering Period shall be paid to such Participant or, in the case of his or her death, to the person or persons entitled thereto under Section 12.4, as soon as reasonably practicable and such Participant’s rights for the Offering Period shall be automatically terminated. If a Participant transfers employment from the Company or any Designated Subsidiary participating in the Section 423 Component to any Designated Subsidiary participating in the Non-Section 423 Component, such transfer shall not be treated as a termination of employment under the Plan, but the Participant shall immediately cease to participate in the Section 423 Component; however, any contributions made for the Offering Period in which such transfer occurs shall be transferred to the Non-Section 423 Component, and such Participant shall immediately join the then-current Offering under the Non-Section 423 Component upon the same terms and conditions in effect for the Participant’s participation in the Section 423 Component, except for such modifications otherwise applicable for Participants in such Offering. A Participant who transfers employment from any Designated Subsidiary participating in the Non-Section 423 Component to the Company or any Designated Subsidiary participating in the Section 423 Component shall not be treated as terminating the Participant’s employment under the Plan and shall remain a Participant in the Non-Section 423 Component until the earlier of (i) the end of the current Offering Period under the Non-Section 423 Component or (ii) the Enrollment Date of the first Offering Period in which the Participant is eligible to participate following such transfer. Notwithstanding the foregoing, the Administrator may establish different rules to govern transfers of employment between entities participating in the Section 423 Component and the Non-Section 423 Component, consistent with the applicable requirements of Section 423 of the Code.

ARTICLE VIII.

ADJUSTMENTS UPON CHANGES IN SHARES

8.1 Changes in Capitalization. Subject to Section 8.3, in the event that the Administrator determines that any dividend or other distribution (whether in the form of cash, Shares, other securities, or other property), change in control, reorganization, merger, amalgamation, consolidation, combination, repurchase, redemption, recapitalization, liquidation, dissolution, or sale, transfer, exchange or other disposition of all or substantially all of the assets of the Company, or sale or exchange of Shares or other securities of the Company, issuance of warrants or other rights to purchase Shares or other securities of the Company, or other similar corporate transaction or event, as determined by the Administrator, affects the Shares such that an adjustment is determined by the Administrator to be appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended by the Company to be made available under the Plan or with respect to any outstanding purchase rights under the Plan, the Administrator shall make equitable adjustments, if any, to reflect such change with respect to (a) the aggregate number and type of Shares (or other securities or property) that may be issued under the Plan (including, but not limited to, adjustments of the limitations in Section 3.1 and the limitations established in each Offering Document pursuant to Section 4.2 on the maximum number of Shares that may be purchased); (b) the class(es) and number of Shares and price per Share subject to outstanding rights; and (c) the Purchase Price with respect to any outstanding rights.

8.2 Other Adjustments. Subject to Section 8.3, in the event of any transaction or event described in Section 8.1 or any unusual or nonrecurring transactions or events affecting the Company, any affiliate of the Company, or the financial statements of the Company or any affiliate, or of changes in Applicable Law or accounting principles, the Administrator, in its discretion, and on such terms and conditions as it deems appropriate, is hereby authorized to take any one or more of the following actions whenever the Administrator determines that such action is appropriate in order to prevent the dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan or with respect to any right under the Plan, to facilitate such transactions or events or to give effect to such changes in laws, regulations or principles:

(a) To provide for either (i) termination of any outstanding right in exchange for an amount of cash, if any, equal to the amount that would have been obtained upon the exercise of such right had such right been currently exercisable or (ii) the replacement of such outstanding right with other rights or property selected by the Administrator in its sole discretion;

(b) To provide that the outstanding rights under the Plan shall be assumed by the successor or survivor corporation, or a parent or subsidiary thereof, or shall be substituted for by similar rights covering the stock of the successor or survivor corporation, or a parent or subsidiary thereof, with appropriate adjustments as to the number and kind of shares and prices;

(c) To make adjustments in the number and type of Shares (or other securities or property) subject to outstanding rights under the Plan and/or in the terms and conditions of outstanding rights and rights that may be granted in the future;

(d) To provide that Participants’ accumulated payroll deductions may be used to purchase Shares prior to the next occurring Purchase Date on such date as the Administrator determines in its sole discretion and the Participants’ rights under the ongoing Offering Period(s) shall be terminated; and

(e) To provide that all outstanding rights shall terminate without being exercised.

8.3 No Adjustment Under Certain Circumstances. Unless determined otherwise by the Administrator, no adjustment or action described in this Article VIII or in any other provision of the Plan shall be authorized to the extent that such adjustment or action would cause the Section 423 Component of the Plan to fail to satisfy the requirements of Section 423 of the Code.

8.4 No Other Rights. Except as expressly provided in the Plan, no Participant shall have any rights by reason of any subdivision or consolidation of shares of stock of any class, the payment of any dividend, any increase or decrease in the number of shares of stock of any class or any dissolution, liquidation, merger, or consolidation of the Company or any other corporation. Except as expressly provided in the Plan or pursuant to action of the Administrator under the Plan, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number of Shares subject to outstanding rights under the Plan or the Purchase Price with respect to any outstanding rights.

ARTICLE IX.

AMENDMENT, MODIFICATION AND TERMINATION

9.1 Amendment, Modification and Termination. The Administrator may amend, suspend or terminate the Plan at any time and from time to time; provided, however, that approval of the Company’s stockholders shall be required to amend the Plan to: (a) increase the aggregate number, or change the type, of shares that may be sold pursuant to rights under the Plan under Section 3.1 (other than an adjustment as provided by Article VIII) or (b) change the corporations or classes of corporations whose employees may be granted rights under the Plan.

9.2 Certain Changes to Plan. Without stockholder consent and without regard to whether any Participant rights may be considered to have been adversely affected (and, with respect to the Section 423 Component of the Plan, after taking into account Section 423 of the Code), the Administrator shall be entitled to change or terminate the Offering Periods, limit the frequency and/or number of changes in the amount withheld from Compensation during an Offering Period, establish the exchange ratio applicable to amounts withheld in a currency other than U.S. dollars, permit payroll withholding in excess of the amount designated by a Participant in order to adjust for delays or mistakes in the Company’s processing of payroll withholding elections, establish reasonable waiting and adjustment periods and/or accounting and crediting procedures to ensure that amounts applied toward the purchase of Shares for each Participant properly correspond with amounts withheld from the Participant’s Compensation, and establish such other limitations or procedures as the Administrator determines in its sole discretion to be advisable that are consistent with the Plan.

9.3 Actions In the Event of Unfavorable Financial Accounting Consequences. In the event the Administrator determines that the ongoing operation of the Plan may result in unfavorable financial accounting consequences, the Administrator may, in its discretion and, to the extent necessary or desirable, modify or amend the Plan to reduce or eliminate such accounting consequences including, but not limited to:

(a) altering the Purchase Price for any Offering Period including an Offering Period underway at the time of the change in Purchase Price;

(b) shortening any Offering Period so that the Offering Period ends on a new Purchase Date, including an Offering Period underway at the time of the Administrator action; and

(c) allocating Shares.

Such modifications or amendments shall not require stockholder approval or the consent of any Participant.

9.4 Payments Upon Termination of Plan. Upon termination of the Plan, the balance in each Participant’s Plan account shall be refunded as soon as practicable after such termination, without any interest thereon, or the Offering Period may be shortened so that the purchase of Shares occurs prior to the termination of the Plan.

ARTICLE X.

TERM OF PLAN

The Plan shall become effective on the Effective Date. The effectiveness of the Plan shall be subject to approval of the Plan by the Company’s stockholders within twelve (12) months following the date the Plan is first approved by the Board. No right may be granted under the Plan prior to such stockholder approval. The Plan shall remain in effect until terminated under Section 9.1. No rights may be granted under the Plan during any period of suspension of the Plan or after termination of the Plan.

ARTICLE XI.

ADMINISTRATION

11.1 Administrator. Unless otherwise determined by the Board, the Administrator of the Plan shall be the Compensation Committee of the Board (or another committee or a subcommittee of the Board to which the Board delegates administration of the Plan). The Board may at any time vest in the Board any authority or duties for administration of the Plan. The Administrator may delegate administrative tasks under the Plan to an Agent or Employees to assist in the administration of the Plan, including establishing and maintaining an individual securities account under the Plan for each Participant.

11.2 Authority of Administrator. The Administrator shall have the power, subject to, and within the limitations of, the express provisions of the Plan:

(a) To determine when and how rights to purchase Shares shall be granted and the provisions of each offering of such rights (which need not be identical).

(b) To designate from time to time which Subsidiaries of the Company shall be Designated Subsidiaries, which designation may be made without the approval of the stockholders of the Company.

(c) To impose a mandatory holding period pursuant to which Employees may not dispose of or transfer Shares purchased under the Plan for a period of time determined by the Administrator in its discretion.

(d) To construe and interpret the Plan and rights granted under it, and to establish, amend and revoke rules and regulations for its administration. The Administrator, in the exercise of this power, may correct any defect, omission or inconsistency in the Plan, in a manner and to the extent it shall deem necessary or expedient to make the Plan fully effective.

(e) To amend, suspend or terminate the Plan as provided in Article IX.

(f) Generally, to exercise such powers and to perform such acts as the Administrator deems necessary or expedient to promote the best interests of the Company and its Subsidiaries and to carry out the intent that the Plan be treated as an “employee stock purchase plan” within the meaning of Section 423 of the Code for the Section 423 Component.

(g) The Administrator may adopt sub-plans applicable to particular Designated Subsidiaries or locations, which sub-plans may be designed to be outside the scope of Section 423 of the Code. The rules of such sub-plans may take precedence over other provisions of this Plan, with the exception of Section 3.1 hereof, but unless otherwise superseded by the terms of such sub-plan, the provisions of this Plan shall govern the operation of such sub-plan.

11.3 Decisions Binding. The Administrator’s interpretation of the Plan, any rights granted pursuant to the Plan, any subscription agreement and all decisions and determinations by the Administrator with respect to the Plan are final, binding, and conclusive on all parties.

ARTICLE XII.

MISCELLANEOUS

12.1 Restriction upon Assignment. A right granted under the Plan shall not be transferable other than by will or the Applicable Laws of descent and distribution, and is exercisable during the Participant’s lifetime only by the Participant. Except as provided in Section 12.4 hereof, a right under the Plan may not be exercised to any extent except by the Participant. The Company shall not recognize and shall be under no duty to recognize any assignment or alienation of the Participant’s interest in the Plan, the Participant’s rights under the Plan or any rights thereunder.

12.2 Rights as a Stockholder. With respect to Shares subject to a right granted under the Plan, a Participant shall not be deemed to be a stockholder of the Company, and the Participant shall not have any of the rights or privileges of a stockholder, until such Shares have been issued to the Participant or his or her nominee following exercise of the Participant’s rights under the Plan. No adjustments shall be made for dividends (ordinary or extraordinary, whether in cash securities, or other property) or distribution or other rights for which the record date occurs prior to the date of such issuance, except as otherwise expressly provided herein or as determined by the Administrator.

12.3 Interest. No interest shall accrue on the payroll deductions or contributions of a Participant under the Plan.

12.4 Designation of Beneficiary.

(a) A Participant may, in the manner determined by the Administrator, file a written designation of a beneficiary who is to receive any Shares and/or cash, if any, from the Participant’s account under the Plan in the event of such Participant’s death subsequent to a Purchase Date on which the Participant’s rights are exercised but prior to delivery to such Participant of such Shares and cash. In addition, a Participant may file a written designation of a beneficiary who is to receive any cash from the Participant’s account under the Plan in the event of such Participant’s death prior to exercise of the Participant’s rights under the Plan. If the Participant is married and resides in a community property state, a designation of a person other than the Participant’s spouse as his or her beneficiary shall not be effective without the prior written consent of the Participant’s spouse.

(b) Such designation of beneficiary may be changed by the Participant at any time by written notice to the Company. In the event of the death of a Participant and in the absence of a beneficiary validly designated under the Plan who is living at the time of such Participant’s death, the Company shall deliver such Shares and/or cash to the executor or administrator of the estate of the Participant, or if no such executor or administrator has been appointed (to the knowledge of the Company), the Company, in its discretion, may deliver such Shares and/or cash to the spouse or to any one or more dependents or relatives of the Participant, or if no spouse, dependent or relative is known to the Company, then to such other person as the Company may designate.

12.5 Notices. All notices or other communications by a Participant to the Company under or in connection with the Plan shall be deemed to have been duly given when received in the form specified by the Company at the location, or by the person, designated by the Company for the receipt thereof.

12.6 Equal Rights and Privileges. Subject to Section 5.7, all Eligible Employees will have equal rights and privileges under the Section 423 Component so that the Section 423 Component of this Plan qualifies as an “employee stock purchase plan” within the meaning of Section 423 of the Code. Subject to Section 5.7, any provision of the Section 423 Component that is inconsistent with Section 423 of the Code will, without further act or amendment by the Company, the Board or the Administrator, be reformed to comply with the equal rights and privileges requirement of Section 423 of the Code. Eligible Employees participating in the Non-Section 423 Component need not have the same rights and privileges as other Eligible Employees participating in the Non-Section 423 Component or as Eligible Employees participating in the Section 423 Component.

12.7 Use of Funds. All payroll deductions received or held by the Company under the Plan may be used by the Company for any corporate purpose, and the Company shall not be obligated to segregate such payroll deductions.

12.8 Reports. Statements of account shall be given to Participants at least annually, which statements shall set forth the amounts of payroll deductions, the Purchase Price, the number of Shares purchased and the remaining cash balance, if any.

12.9 No Employment Rights. Nothing in the Plan shall be construed to give any person (including any Eligible Employee or Participant) the right to remain in the employ of the Company or any Parent or Subsidiary or affect the right of the Company or any Parent or Subsidiary to terminate the employment of any person (including any Eligible Employee or Participant) at any time, with or without cause.

12.10 Notice of Disposition of Shares. Each Participant shall give prompt notice to the Company of any disposition or other transfer of any Shares purchased upon exercise of a right under the Section 423 Component of the Plan if such disposition or transfer is made: (a) within two years from the Enrollment Date of the Offering Period in which the Shares were purchased or (b) within one year after the Purchase Date on which such Shares were purchased. Such notice shall specify the date of such disposition or other transfer and the amount realized, in cash, other property, assumption of indebtedness or other consideration, by the Participant in such disposition or other transfer.

12.11 Governing Law. The Plan and any agreements hereunder shall be administered, interpreted and enforced in accordance with the laws of the State of Delaware, disregarding any state’s choice of law principles requiring the application of a jurisdiction’s laws other than the State of Delaware.

12.12 Electronic Forms. To the extent permitted by Applicable Law and in the discretion of the Administrator, an Eligible Employee may submit any form or notice as set forth herein by means of an electronic form approved by the Administrator. Before the commencement of an Offering Period, the Administrator shall prescribe the time limits within which any such electronic form shall be submitted to the Administrator with respect to such Offering Period in order to be a valid election.

12.13 Section 409A. The Section 423 Component of the Plan and the rights to purchase Shares granted pursuant to Offerings thereunder are intended to be exempt from the application of Section 409A of the Code and the U.S. Department of Treasury Regulations and other interpretive guidance issued thereunder (collectively,

“Section 409A”). Neither the Non-Section 423 Component nor any right to purchase Shares granted pursuant to an Offering thereunder is intended to constitute or provide for “nonqualified deferred compensation” within the meaning of Section 409A. Notwithstanding any provision of the Plan to the contrary, if the Administrator determines that any right to purchase Shares granted under the Plan may be or become subject to Section 409A or that any provision of the Plan may cause a right to purchase Shares granted under the Plan to be or become subject to Section 409A, the Administrator may adopt such amendments to the Plan and/or adopt other policies and procedures (including amendments, policies and procedures with retroactive effect), or take any other actions as the Administrator determines are necessary or appropriate to avoid the imposition of taxes under Section 409A, either through compliance with the requirements of Section 409A or with an available exemption therefrom.

12.14 Severability. Whenever possible, each provision of the Plan shall be interpreted in such manner as to be effective and valid under applicable law, and with respect to the Section 423 Component, to satisfy the requirements for rights to purchase Shares granted pursuant to an “employee stock purchase plan” as set forth under Section 423 of the Code, but if any provision of the Plan or any Offering shall be held by a court of competent jurisdiction to be prohibited by or invalid or unenforceable under applicable law, or with respect to the Section 423 Component, does not satisfy Section 423 of the Code, then (a) such provision shall be deemed to be amended to accomplish the objectives of the provision as originally written to the fullest extent permitted by law and (b) all other provisions of the Plan and Offering shall remain in full force and effect.

* * * * *

SHIFT4 PAYMENTS, INC. 3501 CORPORATE PARKWAY
CENTER VALLEY, PENNSYLVANIA 18034
SCAN TO
VIEW MATERIALS & VOTE
VOTE BY INTERNET
Before the Meeting - Go to www.proxyvote.com or scan the QR Barcode above
Use the Internet to transmit your voting instructions and for electronic delivery of information.
Vote by 11:59 p.m. Eastern Time on June 11, 2026. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.
During the Meeting - Go to www.virtualshareholdermeeting.com/FOUR2026
You may attend the meeting via the Internet and vote during the meeting. We recommend, however, that you vote before the meeting even if you plan to participate in the meeting, since you can change your vote during the meeting by voting when the polls are open. Have the information that is printed in the box marked by the arrow available and follow the instructions.
VOTE BY PHONE - 1-800-690-6903
Before the Meeting - Use any touch-tone telephone to transmit your voting instructions. Vote by 11:59 p.m. Eastern Time on June 11, 2026. Have your proxy card in hand when you call and then follow the instructions.
VOTE BY MAIL
Before the Meeting - Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way,
Edgewood, NY 11717.
TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:
V92106-P50787 KEEP THIS PORTION FOR YOUR RECORDS
THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. DETACH AND RETURN THIS PORTION ONLY
SHIFT4 PAYMENTS, INC. For Withhold For All To withhold authority to vote for any individual
All All Except nominee(s), mark “For All Except” and write the
The Board of Directors recommends you vote FOR the  number(s) of the nominee(s) on the line below.
election of all of the Class III director nominees listed in the following proposal: ! !!
1. Election of Class III Directors
Nominees:
01) Sam Bakhshandehpour
02) Jonathan Halkyard The Board of Directors recommends you vote FOR the For Against Abstain
03) Nancy Disman following proposal:
The Board of Directors recommends you vote FOR the For Against Abstain 4. To approve the Company’s Second Amended and!!!
following proposal:  Restated Certificate of Incorporation, (i) eliminating the authorization of and references to the Company’s
2. Ratification of the appointment of PricewaterhouseCoopers ! !!Class B common stock, par value of $0.0001 per share LLP as the Company’s independent registered public  and the Company’s Class C common stock, par value accounting firm for the fiscal year ending December 31,  of $0.0001 per share (and make related technical, 2026.  non-substantive and conforming changes) and (ii) to provide for exculpation of officers from breaches of fiduciary duty to the extent permitted by the General
The Board of Directors recommends you vote FOR the For Against Abstain Corporation Law of the State of Delaware.
following proposal:
3. Approval, on an advisory (non-binding) basis, of the ! !!The Board of Directors recommends you vote FOR the For Against Abstain compensation of the Company’s named executive  following proposal:
officers.
5. Approval of the Company’s 2026 Employee Stock!!!
Purchase Plan.
NOTE: Such other business as may properly come before
the Annual Meeting or any continuation, adjournment or
postponement thereof.
Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.
Signature [PLEASE SIGN WITHIN BOX] Date
Signature (Joint Owners)

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:
The Notice and Proxy Statement and Form 10-K are available at www.proxyvote.com.
V92107-P50787
SHIFT4 PAYMENTS, INC.
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF SHIFT4 PAYMENTS, INC.
FOR THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON JUNE 12, 2026
The undersigned stockholder(s) of Shift4 Payments, Inc. hereby appoint(s) Christopher Cruz and Jordan Frankel, or either of them, as proxies, each with the power to appoint his substitute, and hereby authorize(s) them to represent and to vote, as designated on the reverse of this proxy card, all of the shares of Class A common stock, Class B common stock, and/or Class C common stock of Shift4 Payments, Inc. that the stockholder(s) is/are entitled to vote at the Annual Meeting of Stockholders to be held at 12:00 p.m. Eastern Time on June 12, 2026, via a live webcast at www.virtualshareholdermeeting.com/FOUR2026, and any adjournment, continuation or postponement thereof. Such proxies are authorized to vote in their discretion (x) for the election of any person to the Board of Directors if any nominee named herein becomes unable to serve or for good cause will not serve, (y) on any matter that the Board of Directors did not know would be presented at the Annual Meeting of Stockholders by a reasonable time before the proxy solicitation was made, and (z) on such other business as may properly be brought before the meeting or any adjournment, continuation or postponement thereof.
This proxy, when properly executed, will be voted in the manner directed herein by the undersigned stockholder(s). If no such direction is made, this proxy will be voted in accordance with the Board of Directors’ recommendations.
Continued and to be signed on reverse side